As filed with the Securities and Exchange Commission on May 27, 2014

Securities Act of 1933 File No. 333-

Investment Company Act of 1940 File No. 811-22550

United States

Securities and Exchange Commission

Washington, D.C. 20549

____________________

FORM N-2

☒	Registration Statement under the Securities Act of 1933
	☐	Pre-Effective Amendment No.
	☐	Post-Effective Amendment No.
and
☒	Registration Statement under the Investment Company Act of 1940
	☒	Amendment No. 9

____________________

BLACKROCK PREFERRED PARTNERS LLC

(Exact Name of Registrant as Specified in Charter)

____________________

100 Bellevue Parkway

Wilmington, Delaware 19809

(Address of Principal Executive Offices)

(800) 882-0052

(Registrant's telephone number, including area code)

John M. Perlowski, President

BlackRock Preferred Partners LLC

55 East 52nd Street

New York, New York 10055

(Name and Address of Agent for Service)

____________________

Copies to:

Thomas A. DeCapo, Esq.

Skadden, Arps, Slate, Meagher & Flom LLP

500 Boylston Street

Boston, Massachusetts 02116

____________________

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), other than securities offered in connection with a dividend reinvestment plan, check the following box. ☒

It is proposed that this filing will become effective (check appropriate box)

☐ when declared effective pursuant to Section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price per Unit	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee
Limited Liability Company Units	N/A	N/A	$1,000,000(1)	$128.80(2)

(1) Estimated solely for the purpose of determining the registration fee.

(2) The Registrant claims a credit for fees attributable to $1,000,000 in Limited Liability Company Units previously registered and unsold under the Registrant’s registration statement dated August 26, 2011 (File Nos. 333-173601 and 811-22550) pursuant to the “offset” provision of Rule 457(p).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION — MAY 27, 2014

PRELIMINARY PROSPECTUS

>	BlackRock Preferred Partners LLC Limited Liability Company Units

BlackRock Preferred Partners LLC (the “Fund”) is a limited liability company registered under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified, closed-end management investment company.

The Fund’s investment objective is to seek total return. Over an investment cycle, the Fund expects to achieve net returns commensurate with the long-term return on equities with less volatility, and a relatively low degree of correlation to the equity markets. In order to achieve its objective, the Fund invests in a portfolio of hedge funds organized outside the United States generally believed not to be highly correlated with the Standard & Poor’s 500 Index over a long-term time horizon. The Fund intends to invest in private funds or other pooled investment vehicles or accounts organized outside the United States (collectively, the “Portfolio Funds”) managed by third-party investment managers (“Managers”), and the Fund may also invest directly in securities (other than interests in Portfolio Funds) or other financial instruments. As described in more detail in this Prospectus, the Portfolio Funds in which the Fund may invest include, but are not limited to, hedge funds organized outside the United States and employing a variety of different alternative investment strategies and investing in a variety of worldwide markets. Such strategies include or may include, but are not limited to: relative value, event driven, fundamental long/short, direct sourcing and directional trading. These types of Portfolio Funds may hold a portion of their investments in so-called “side pockets,” which are sub-funds or other special allocations within a Portfolio Fund that create a structure to invest in illiquid or hard to value securities. Exposure to side pockets will subject the Fund to various liquidity and valuation risks described in this Prospectus. See “General Risks — Risks Related to an Investment in the Units — Liquidity of Units” and “General Risks — Risks Related to Portfolio Funds — Portfolio Valuation.” In order to be included in the Fund’s portfolio, Portfolio Funds must satisfy various requirements, including, but not necessarily limited to: (i) quarterly independent verification of net asset value (“NAV”); (ii) quarterly independent valuation of material ASC 820 Level 3 assets; (iii) semi-annual operational due diligence review by BlackRock Alternative Advisors (the business unit of the Fund’s investment adviser that manages the Fund); and (iv) annual independent audit. The quarterly independent verification of NAV described above is generally undertaken by a Portfolio Fund’s administrator, and the quarterly independent valuation of material ASC 820 Level 3 assets is generally undertaken by a third party vendor, broker or administrator. The Fund does not follow a rigid investment policy and is not restricted from participating in any market, strategy or investment other than as set forth herein or under the provisions of the 1940 Act. The Fund cannot guarantee that its investment objective will be achieved or that its portfolio design and risk monitoring strategies will be successful and investors may lose the entire value of their investment in the Fund.

Investments in the Fund may be made only by “Eligible Investors.” Although the limited liability company interests in the Fund (“Units”) will be registered under the Securities Act of 1933 (the “1933 Act”), only investors that satisfy the definition of “accredited investor” as defined in Regulation D under the 1933 Act and as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act, are considered Eligible Investors. Eligible Investors who subscribe for Units and are admitted to the Fund by the Board of Directors of the Fund or its delegate will become members (“Members”) of the Fund. BlackRock Advisors, LLC, a Delaware limited liability company, serves as the Fund’s investment adviser, and BlackRock Financial Management, Inc., a Delaware corporation, serves as the Fund’s investment sub-adviser.

Investing in the Fund involves certain risks. See “General Risks” on page 32 of this Prospectus.

Not FDIC Insured • May Lose Value • No Bank Guarantee

	Price to Public(1)	Maximum Sales Load(2)	Proceeds to Fund(3)
Per Unit	$	$	$

(1)	Units are continuously offered on a reasonable efforts basis at a price equal to their then current net asset value (“NAV”) per Unit, plus a sales load. The minimum initial subscription for Units is $50,000 and minimum subsequent subscriptions are $10,000. Additional subscriptions above the applicable minimum amount may be made in whole multiples of $1,000. The $ used in the table above is the NAV per Unit on June 30, 2014 plus the maximum allowable sales charge of 3.00% of the NAV of the Units.
(2)	BlackRock Investments, LLC (the “Distributor”) and/or the Fund may enter into selling agreements with various brokers/dealers that have agreed to participate in the distribution of Units as brokers/dealers and are members of FINRA (“financial intermediaries”). Financial intermediaries may charge a sales load of up to 3.00% of the NAV of the Units for their services in conjunction with the distribution of Units. No portion of the sales load will be paid to the Distributor. The Fund’s initial financial intermediary was Morgan Stanley Smith Barney LLC. Morgan Stanley Smith Barney LLC continues to act as a financial intermediary for the Fund as of the date of this Prospectus and imposes the maximum sales charge of 3.00% for purchases of less than $250,000; a sales charge of 2.00% for purchases of $250,000 or more, but less than $1 million; a sales charge of 1.00% for purchases of $1 million or more, but less than $5 million; and a sales charge of 0.50% for purchases of $5 million or more. The Fund and/or the Distributor may engage additional financial intermediaries and all financial intermediaries will impose sales charges based on the foregoing schedule of breakpoints. As of the date of this Prospectus, Ameriprise Financial Services, Inc., in addition to Morgan Stanley Smith Barney LLC, acts as a financial intermediary in the distribution of the Units. Financial intermediaries may, in their sole discretion, reduce or waive the sales load for: (i) customers who participate in wrap fee programs or have other fee-based arrangements with the financial intermediary; (ii) customers who are current officers, trustees, directors or employees of the financial intermediary or one of its affiliates; (iii) customers who have a substantial relationship with the financial intermediary or one of its affiliates (to the extent not covered by (i) or (ii) above); and (iv) orders placed on behalf of customers who have previously invested in the Fund in amounts which, if combined with a new order for Units of the Fund, would qualify the purchaser for a lesser sales load under the foregoing schedule of breakpoints, as described in the example below. Investors who are current officers, trustees, directors or employees of the Fund or BlackRock and who purchase Units directly through the Distributor are eligible to purchase Units at NAV without a sales load. Notwithstanding any waiver or reduction pursuant to the foregoing, investors remain subject to eligibility requirements set forth in this Prospectus.
Financial intermediaries may charge a sales load in connection with each subscription for Units by an investor, including additional subscriptions made by existing members of the Fund (“Members”). Financial intermediaries will generally aggregate all subscriptions made by a Member when determining the sales load to be imposed on a Member’s additional subscriptions for Units. For example, a Member who makes a $200,000 initial subscription for Units would pay a sales load of 3.00% on that initial $200,000 investment. If that Member then makes an additional $100,000 subscription for Units, that Member’s aggregate subscriptions would amount to $300,000 and the Member would pay a sales load of 2.00% on that additional $100,000 subscription. Investors should direct any questions regarding sales loads to the relevant financial intermediary.
The Fund pays out of its assets an on-going distribution fee to the Distributor. The Distributor generally pays substantially all of these on-going fees to financial intermediaries whose customers hold Units through the applicable financial intermediary; thus, the amounts of such payments may vary among the financial intermediaries. The Distributor may, however, retain all or a portion of the on-going distribution fee in certain instances. The amount of the on-going distribution fee is at an annual rate equal to 0.75% of the Fund’s month-end NAV. Financial intermediaries whose customers participate in wrap fee programs or have other fee-based arrangements with the financial intermediary may provide a credit to such customers against such on-going fees in an amount equal to such on-going fees. Any such credits are made pursuant to arrangements between the financial intermediary and the applicable Member and are not made at the Fund level.
In addition, the Fund’s investment adviser or its affiliates may pay, out of their own assets, additional compensation to financial intermediaries in connection with the placement of Units or the servicing of Member accounts (including to certain registered representatives of the Distributor that participate in the marketing of the Units). See the “Plan of Distribution” section for more detail.
(3)	Offering expenses are estimated at $ , which are subject to the expense cap described in this Prospectus under “Fund Expenses”. Assuming all such Units are sold by the Fund at the NAV per Unit on June 30, 2014 of $ , the net proceeds to the Fund after payment of the estimated offering expenses would be approximately $ .

The Units have no history of public trading nor is it intended that the Units will be listed on a public exchange.

ii

This Prospectus concisely provides information that you should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund and materials incorporated by reference have been filed with the Securities and Exchange Commission (the “SEC”) and are available upon either written or oral request, free of charge, by calling 1-800-882-0052, by writing to the Fund, or may be found on the SEC’s website at www.sec.gov. You may also request a copy of this Prospectus, annual and semi-annual reports, other information about the Fund, and/or make investor inquiries by calling 1-800-882-0052, or by writing to the Fund. If you purchase Units in the Fund, you will become bound by the terms and conditions of the Limited Liability Company Agreement of the Fund (the “LLC Agreement”). The Fund also makes this Prospectus, annual and semi-annual reports and other information regarding the Fund available, free of charge, under “Alternative Investments” at www.blackrock.com. This and any other reference to BlackRock’s website is intended to allow public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website into this Prospectus.

Units are generally available for purchase as of the first Business Day (as defined below) of each calendar month, except that Units may be made available for purchase more or less frequently as determined by the Board of Directors in its sole discretion. For purposes of this Prospectus, “Business Day” means any day other than a Saturday, Sunday or any other day on which banks in New York, New York are required by law to be closed. No person who is admitted as a Member will have the right to require the Fund to redeem such Member’s Units. The Units are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the LLC Agreement. Although the Fund may offer to repurchase Units from time to time, Units are not redeemable at a Member’s option nor are they exchangeable for Units or shares of any other fund. As a result, an investor may not be able to sell or otherwise liquidate his or her Units in a timely manner or at all. The Fund, in the sole discretion of the Board of Directors, may choose to conduct quarterly tender offers for up to 15% of the net assets of the Fund at that time; however, there can be no assurance that any such tender offers will be conducted on a quarterly basis or at all.

The Fund calculates its NAV as of the close of business on the last Business Day of each calendar month, within approximately 25 calendar days after the last Business Day of such month, and at such other times as the Board of Directors may determine. Members desiring to obtain the Fund’s most recently calculated NAV may contact the Fund’s administrator, The Bank of New York Mellon, at 1-866-211-4521. The Fund’s most recently calculated NAV can also be obtained by visiting www.blackrock.com/funds and clicking on “Products — Alternative Investments.”

The Units are appropriate only for those investors who do not require a liquid investment and who are aware of the substantial risks involved in investing in the Fund. The Fund is not an appropriate investment for investors who desire the ability to reduce their investment to cash on a timely basis. The Units are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the LLC Agreement. To the extent that an investor requires that a portion of its investment portfolio provide liquidity, such portion should not be invested in the Fund.

None of the SEC, any state securities commission nor the Commodity Futures Trading Commission have approved or disapproved of these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

You should not construe the contents of this Prospectus as legal, tax or financial advice. You should consult with your own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

You should rely only on the information contained in this Prospectus. The Fund has not authorized anyone to provide you with different information. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date on the front of this Prospectus.

The date of this Prospectus is                     , 2014.

iii

Summary

This is only a summary and does not contain all of the information that you should consider before investing in the Fund (as defined below). Before investing in the Fund, you should carefully read the more detailed information appearing elsewhere in this Prospectus and the Fund’s Limited Liability Company Agreement.

The Fund	BlackRock Preferred Partners LLC (the “Fund”) is a Delaware limited liability company. BlackRock Advisors, LLC (the “Advisor”) serves as the Fund’s investment adviser and BlackRock Financial Management, Inc. (the “Sub-Advisor” and, together with the Advisor, the “Advisors”) serves as the Fund’s investment sub-adviser.
The Offering	Generally, limited liability company interests in the Fund (“Units”) are continuously offered on a monthly basis at a price equal to their then current net asset value (“NAV”) per Unit, plus a sales load. The minimum initial subscription for Units is $50,000, and minimum subsequent subscriptions are $10,000. Additional subscriptions above the applicable minimum amount may be made in whole multiples of $1,000.
Although the Units are registered under the Securities Act of 1933 (the “1933 Act”), the Units are sold only to “accredited investors” as defined in Regulation D under the 1933 Act and as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”).
Units are offered at closings, for purchase as of the first Business Day of each month or at such other times as determined in the discretion of the Fund’s Board of Directors (the “Board”). For purposes of this Prospectus, a “Business Day” means any day other than a Saturday, Sunday or any other day on which banks in New York, New York are required by law to be closed. All references to Business Day herein shall be based on the time in New York City. Although the Fund may offer to repurchase Units quarterly, subject to the discretion of the Board, Units are not redeemable at an investor’s option nor are they exchangeable for shares of any other fund. As a result, an investor may not be able to sell or otherwise liquidate his or her Units in a timely manner or at all. The Units are appropriate only for those investors who do not require a liquid investment and who are aware of the risks involved in investing in the Fund. The Fund has received an exemptive order from the Securities and Exchange Commission (“SEC”) that permits it to offer classes of Units with terms different from those described herein. As of the date of this Prospectus, the Fund has not offered any class of Units other than the Units offered by this Prospectus. If, in the future, the Fund offers any additional class or classes of Units, the fees and expenses of such future class or classes may vary from the Units offered by this Prospectus and such future class or classes will be offered under a revised or a separate prospectus. See “The Offering.”
Investment Objective	The Fund’s investment objective is to seek total return. Over an investment cycle, the Fund expects to achieve net returns commensurate with the long-term return on equities with less volatility, and a relatively low degree of correlation to the equity markets. The Fund cannot guarantee that its investment objective will be achieved, or that its portfolio design and risk monitoring strategies will be successful and investors may lose the entire value of their investment in the Fund. If the Board determines that the Fund’s investment objective should be changed, members of the Fund (“Members”) will be given written notice no later than concurrently with the Fund’s next tender offer. Such change, however, can be effected without Member approval. See “Investment Objective.”
Investment Strategies	In seeking to achieve its investment objective, the Fund invests in a portfolio of hedge funds organized outside the United States generally believed not to be highly correlated with the Standard & Poor’s 500 Index over a long-term time horizon. The Fund intends to invest in private funds or other pooled investment vehicles or accounts organized outside the United States (collectively, the “Portfolio Funds”)

managed by third-party investment managers (“Managers”) selected by and unaffiliated with the Advisors, and the Fund may also invest directly in securities (other than interests in Portfolio Funds) or other financial instruments selected by the Advisors. The Fund may invest directly in Portfolio Funds or may do so indirectly by investing in derivative instruments or participating in contractual relationships whereby any associated payments or receipts may be based on some or all of the change in value of one or more Portfolio Funds. The Fund limits the amount that can be directly or indirectly invested in any single Portfolio Fund to less than 8% of the Fund’s total assets measured at the time of investment, and limits the amount that can be directly or indirectly invested in Portfolio Funds managed by any one Manager to less than 12% of the Fund’s total assets measured at the time of investment. If, due to appreciation or other factors, the Fund’s combined direct and indirect positions in Portfolio Funds come to exceed the foregoing limits as of any Valuation Date (as defined in this Prospectus under “Calculation of Net Asset Value; Valuation”), the Advisors will use their reasonable efforts to reduce the Fund’s combined direct and indirect positions to within these limits. The Fund limits the amount that can be invested in any single investment that is not a direct or indirect investment in a Portfolio Fund to 15% of the Fund’s total assets measured at the time of investment. The Fund does not follow a rigid investment policy and is not restricted from participating in any market, strategy or investment other than as set forth herein or under the provisions of the Investment Company Act of 1940 Act (the “1940 Act”). See “Investment Strategies.”
The Fund’s portfolio managers have full discretionary authority over investing the Fund’s portfolio, including discretion with respect to allocations to Portfolio Funds and rebalancing the Fund’s allocations to Portfolio Funds. BlackRock Alternative Advisors (“BAA”), a business unit representing the hedge fund solutions platform for BlackRock, Inc., the ultimate parent of the Advisor, has established an investment committee (the “BAA Investment Committee”) consisting of senior personnel of BAA. Generally, the BAA Investment Committee establishes investment policies for BAA, provides general oversight of BAA’s portfolio managers, including the Fund’s portfolio managers, and approves investments in Portfolio Funds and other instruments recommended by the Fund’s portfolio managers.
In order to be included in the Fund’s portfolio, Portfolio Funds must satisfy various requirements, including, but not necessarily limited to: (i) quarterly independent verification of NAV; (ii) quarterly independent valuation of material ASC 820 Level 3 assets; (iii) semi-annual operational due diligence review by BAA; and (iv) annual independent audit. The quarterly independent verification of NAV described above is generally undertaken by a Portfolio Fund’s administrator, and the quarterly independent valuation of material ASC 820 Level 3 assets is generally undertaken by a third party vendor, broker or administrator.
While the strategies described below are designed to provide the Fund with the flexibility to have a broad-based portfolio of alternative investments, the Advisors may decide not to invest in certain asset categories or implement certain strategies, in particular certain less-liquid hedge fund strategies. In addition, while the Fund may take advantage of the full range of strategies and investments described below (and other strategies as made available), it is not required to do so, nor is it required to invest any particular percentage of its assets in any single strategy, Portfolio Fund or other security or any combination of the foregoing. The Advisors anticipate investing in only some of the strategies, Portfolio Funds or other securities described below at any one time and switching among them based upon, among other things, the Advisors’ evaluation of market conditions, available investment opportunities and the assets they believe will be successful in light of these conditions. See “Investment Strategies.”

The Fund generally invests in a portfolio of hedge funds organized outside the United States. These hedge fund investments are intended to be in Portfolio Funds pursuing longer-term investment strategies that the Advisors believe have historically provided attractive long-term risk-adjusted returns compared to the Standard & Poor’s 500 Index. The Advisors seek to implement these strategies primarily through investments in Portfolio Funds, although the Advisors may also, to a lesser extent, seek to make direct investments in securities (other than interests in Portfolio Funds) or other financial instruments. These hedge fund investments generally have long term investment horizons (typically one year or greater) and liquidity terms that typically match their investment horizons. As a general matter, the Fund typically limits investments in Portfolio Funds to hedge funds that the Advisors believe meet certain criteria as described below under “Investment Strategies — Portfolio Fund Strategies.”
Hedge funds are private pools of investment capital with broad flexibility to buy or sell a wide range of assets. The investment strategies pursued by hedge funds are extremely diverse. Major categories of these investment strategies include: (i) relative value, which typically involves seeking to profit from mispricing of financial instruments relative to each other or historical norms; (ii) event driven, which typically involves concentrating on companies that are subject to corporate events such as takeovers or bankruptcies; (iii) fundamental long/short, which typically involves buying or selling predominantly corporate securities believed to be overpriced or underpriced relative to their potential value; (iv) direct sourcing, which typically involves entering into direct transactions to provide financing to institutions or individuals; and (v) directional trading, which generally seeks to profit in changes from macro-level exposures, such as broad securities markets, interest rates, exchange rates and commodities.
Additionally, as part of its normal operations, the Fund may hold cash, short-term debt securities or money market securities pending investments or when it expects to need cash to pay Members who tender their Units.
The hedge fund strategies described herein are subject to various risks described throughout this Prospectus. There can be no assurance that the Managers will be successful in implementing these strategies or that these strategies will achieve their desired results. Consequently, you could lose all or substantially all of your investment in the Fund. See “General Risks.”
Risk Factors	The Fund’s investment program entails risk. There can be no assurance that the investment objective of the Fund or those of the Portfolio Funds in which the Fund invests will be achieved or that their investment programs will be successful.
A summary of certain risks associated with an investment in the Fund is set forth below. It is not complete and you should read and consider carefully the more detailed list of risks described below under “General Risks” before purchasing Units.
(a)	Investments in Portfolio Funds may be or may become illiquid, their marketability may be restricted and the realization of investments from them may take considerable time and/or be costly, in particular because Portfolio Funds may have restrictions that allow redemptions only at specific infrequent dates with considerable notice periods and apply lock-ups, gates and/or redemption fees. The Fund’s ability to withdraw monies from or invest monies in Portfolio Funds with such restrictions will be limited, and such restrictions will limit the Fund’s flexibility to reallocate such assets among Portfolio Funds. In addition, Portfolio Funds may have the ability to indefinitely suspend the right of their investors to redeem their investment during periods of exceptional market conditions such as those experienced during the 2007-2009 financial crisis, and such suspensions may occur for an extended period of time or as a prelude to liquidation of the Portfolio Fund. Portfolio Funds may also impose “gates,” which are limitations on the amount of a Portfolio Fund’s net assets that may be redeemed in any one redemption cycle. It may therefore be difficult for the Fund to sell or realize its investments in the Portfolio Funds in whole or in part. See “General Risks — Risks Related to an Investment in the Units — Liquidity of Units” and “General Risks — Risks Related to Portfolio Funds — Limited Liquidity.”
(b)	The Fund’s investments in Portfolio Funds are ordinarily valued based upon valuations provided by the Managers of such Portfolio Funds or, in many cases, the administrators of those Portfolio Funds. Certain securities in which the Portfolio Funds invest may not have a readily ascertainable market price and are fair valued by the Managers and/or their administrators. A Manager may face a conflict of interest in valuing such securities since their values affect the Manager’s compensation. The Advisors will review and perform due diligence on the valuation procedures used by each Manager and BAA will monitor the returns provided by the Portfolio Funds. However, neither the Advisors nor the Board is able to confirm the accuracy of valuations provided by Managers or their administrators. Inaccurate valuations provided by Portfolio Funds could materially adversely affect the value of Units, which determine the value at which new Members are admitted and the amounts Members receive upon any repurchases of Units by the Fund. Illiquid investments may be harder to value, potentially increasing risks regarding valuation. See “Calculation of Net Asset Value; Valuation” and “General Risks — Risks Related to Portfolio Funds — Portfolio Valuation.”
(c)	Some of the Portfolio Funds may hold a portion of their investments, in particular investments that are illiquid, in so-called “side pockets.” Side pockets are sub-funds or other special allocations within a Portfolio Fund that create a structure to invest in illiquid or hard to value securities or other investments and are valued independently from the general portfolio with distinct allocation, distribution and redemption terms and are generally held only by those investors existing at the time of investment or at the time the side pocket is created. There is no limit to the amount that the Fund may invest in Portfolio Funds with side pockets nor on the aggregate size of side pockets. Were the Fund to request redemption from a Portfolio Fund that distributed side pocket(s) to satisfy a portion of such redemption, the portion of the Fund’s interest in the Portfolio Fund’s side pockets would generally require a much longer period of time to realize than the redemption from the main portfolio and, during the period of liquidation of the side pockets, the Fund would remain invested in the side pockets and subject to subsequent market fluctuation in the value of the side pockets. In addition, Portfolio Funds may also establish side pockets or other liquidity management allocations at the time a redemption request is made that are intended to reflect that portion of the Portfolio Fund’s investments that are deemed illiquid at that time. To the extent such redemption side pockets are created, the Fund would similarly be subject to an extended liquidation period, market risk and valuation risk. See “General Risks — Risks Related to an Investment in the Units — Liquidity of Units” and “General Risks — Risks Related to Portfolio Funds — Portfolio Valuation.”
(d)	Units are not and will not be listed for trading on any national securities exchange, are subject to substantial restrictions on transfer and have limited liquidity. Although the Advisors anticipate recommending to the Board that the Fund offer to repurchase Units on a quarterly basis, the Board retains the discretion to approve such requests and, therefore, there is no requirement that the Fund offer to repurchase Units. The Fund is not required to conduct tender offers and may be less likely to conduct tenders during periods of exceptional market conditions or when Portfolio Funds suspend redemptions. Accordingly, there can be no assurance that any such tender offer will be conducted on a quarterly basis or at all, or that a Member who requests the repurchase of its Units (or a portion thereof) will have such Units repurchased. See “Repurchases of Units” and “General Risks — Risks Related to an Investment in the Units — Liquidity of Units” and “General Risks — Risks Related to an Investment in the Units — Repurchases of Units; Liquidation Scenarios.”
(e)	The Fund and certain Portfolio Funds may use investment strategies and techniques that involve greater risks than the strategies typically used by registered investment companies. Portfolio Funds invest in equity and debt securities, and frequently also invest in and trade in other types of securities or instruments including equity-related instruments, debt-related instruments, currencies, financial futures, swap agreements, commodities or real estate securities and funds. In addition, the Portfolio Funds may sell securities short and use a wide range of other investment techniques, including leverage, securities lending and derivative instruments used for both hedging and non-hedging purposes. The use of such instruments, leverage and techniques may be an integral part of a Portfolio Fund’s investment strategy, and may increase the risk to which the Fund’s portfolio is subject. See “General Risks — Risks Related to Portfolio Funds” and “General Risks — Risks Related to the Investment Strategy.”
(f)	The strategies used by the Advisors and the Managers may fail to deliver the desired returns. The Advisors and the Managers will, among other things, seek to utilize specialized investment strategies, follow allocation methodologies, apply investment models and assumptions, and enter into other strategies intended, among other things, to affect the Fund’s or a Portfolio Fund’s performance, as applicable, while targeting risk levels. There can be no assurance that the Advisors or the Managers will succeed in achieving any goal related to these practices. The Advisors and Managers may be unable or may choose in their judgment not to seek to achieve these goals. Consequently, you could lose all or substantially all of your investment in the Fund. In addition, each of the strategies employed by the Advisors and the Managers are generally subject to their own unique risks. See “General Risks — Risks Related to the Investment Strategy.”
(g)	The Advisors, on behalf of the Fund, and Managers, on behalf of Portfolio Funds, may consider it appropriate, subject to applicable regulations, to utilize forward and futures contracts, options, swaps, other derivative instruments, short sales, margin and other techniques that may involve or be similar in effect to leverage in their investment programs. Such investment techniques can substantially increase the adverse impact of investment risks to which the Fund’s investment portfolio may be subject. See “General Risks — Risks Related to Strategic Transactions” and “General Risks — Risks Related to the Investment Strategy — Leverage Risk.”
(h)	Certain of the Portfolio Funds may invest in private securities for which there is no readily available market and that are generally illiquid. In addition, certain of these investments carry a high degree of risk. See “General Risks — Risks Related to Portfolio Funds — Limited Liquidity.”
(i)	The Fund and Portfolio Funds may invest in particularly risky investments. As a result, the Fund and Portfolio Funds may lose all or substantially all of their investment in any particular instance, which would have an adverse effect on Members. In addition, there is no minimum credit standard which is a prerequisite to the Fund’s or many Portfolio Funds’ acquisition of any security, and the debt securities in which the Fund and Portfolio Funds are permitted to invest may be less than investment grade and may be considered to be “high yield” or “junk” bonds. Securities in the non-investment grade categories are subject to greater risk of loss of principal and interest than higher rated securities and may be considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. See “General Risks — Risk Related to the Investment Strategy — Low Credit Quality Securities.”
(j)	The Fund and the Portfolio Funds may invest a substantial portion of their assets in securities of non-U.S. issuers and the governments of non-U.S. countries. These investments involve special risks not usually associated with investing in securities of U.S. companies or the U.S. government, including, but not limited to, political and economic considerations, such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments. See “General Risks — Risks Related to the Investment Strategy — Non-U.S. Investments” and “— Emerging Markets.”
(k)	On August 5, 2011, Standard & Poor’s Corporation Ratings Services, a division of The McGraw-Hill Companies, Inc. (“S&P”), lowered its long-term sovereign credit rating on U.S. government debt to “AA+” from “AAA” with a negative outlook. As of March 31, 2014, the S&P rating is “AA+” with a stable outlook. Moody’s Investor’s Service, Inc. (“Moody’s”) affirmed the “Aaa” long-term sovereign credit rating of U.S. government debt on November 21, 2011 while maintaining its negative outlook. As of March 31, 2014, the Moody’s rating is “Aaa” with a stable outlook. The downgrade by S&P and any future downgrades by other rating agencies could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields and increase borrowing costs generally. These events could have significant adverse effects on the economy generally and could result in significant adverse impacts on securities issuers and the Fund. See “General Risks — Risks Related to the Investment Strategy — U.S. Sovereign Debt Risk.”
(l)	The Fund has a limited operating history. In addition, certain of the Portfolio Funds in which the Fund invests may have limited or no operating histories. See “General Risks — Risks Related to the Fund — Limited Operating History” and “General Risks — Risks Related to Portfolio Funds — No Prior Operating History.”
(m)	Legal, tax and regulatory changes may occur which may materially adversely affect the Fund. See “General Risks — Risks Related to the Fund — Legal, Tax and Regulatory Risks”, “General Risks — Risks Related to the Fund — The Dodd-Frank Act” and “Certain U.S. Federal Income Tax Considerations.” Additionally, there are certain tax risks associated with an investment in the Fund, including without limitation risks with respect to tax positions taken by and tax estimates made by the Fund and the Portfolio Funds held by the Fund, as well as the potential for legislative or regulatory change that could impact the Fund. There can be no assurance that positions taken or estimates made by the Fund or the Portfolio Funds will be accepted by tax authorities. See “Certain U.S. Federal Income
Tax Considerations.”
(n)	With respect to the Fund’s investments in Portfolio Funds, the Managers charge the Fund asset-based fees and performance-based fees. Such fees and performance-based compensation are in addition to the fees charged to the Fund by the Advisors. Moreover, an investor in the Fund indirectly bears a proportionate share of the expenses of the Portfolio Funds. Investors could avoid the additional level of fees and expenses of the Fund by investing directly with the Portfolio Funds, although access to many Portfolio Funds may be limited or unavailable. See “General Risks — Risks Related to Portfolio Funds — Multiple Levels of Expense.”
(o)	Performance-based fees charged by Managers of the Portfolio Funds may create incentives for the Managers to make risky investments, and may be payable by the Fund to a Manager based on a Portfolio Fund’s positive returns even if the Fund’s overall returns are negative. See “General Risks — Risks Related to Portfolio Funds — Performance Fees and Management Fees.”
(p)	Portfolio Funds generally are not registered as investment companies under the 1940 Act; therefore, the Fund, as an investor in Portfolio Funds, does not have the benefit of the protections afforded by the 1940 Act. Managers may not be registered as investment advisers under the Investment Advisers Act of 1940 (the “Advisers Act”), in which case the Fund, as an investor in Portfolio Funds managed by such Managers, will not have the benefit of certain of the protections afforded by the Advisers Act. However, the regulatory landscape for private Portfolio Funds and their Managers is continuing to evolve and many, though not all, U.S.-based Managers and Managers with a measurable amount of assets under management attributable to U.S. clients or U.S. investors in Portfolio Funds they manage are now subject to Advisers Act registration and/or reporting obligations as a result of the Dodd-Frank Act. See “General Risks — Risks Related to Portfolio Funds — Registration under the 1940 Act and Advisers Act.”
(q)	Because certain Portfolio Funds in which the Fund invests may provide infrequent opportunities to purchase their securities, the Fund may hold significant amounts of cash, short-term debt securities or money market securities pending investment in such Portfolio Funds, which could materially adversely affect the Fund’s investment returns. See “Investment Strategies — Cash Strategies.”
(r)	The subscription agreement governing the terms of an investment in a Portfolio Fund generally includes an indemnification by the investor to the Portfolio Fund for breaches of representations and warranties made by the investor in the subscription agreement. The potential liability pursuant to such indemnification may exceed an investor’s investment in a Portfolio Fund. See “General Risks — Risks Related to Portfolio Funds — Indemnification of Portfolio Funds.”
(s)	There is a risk that the Fund may be precluded from investing in certain Portfolio Funds due to regulatory implications under the 1940 Act or other laws, rules and regulations or may be limited in the amount it can invest in voting securities of Portfolio Funds. For example, the Fund is required to disclose the names and current fair market value of its investments in Portfolio Funds on a quarterly basis, and a Portfolio Fund may object to public disclosure concerning the Fund’s investment and the valuation of such investment. Similarly, because of the Advisors’ actual and potential fiduciary duties to its current and future clients, the Advisors may limit the Fund’s ability to access or invest in certain Portfolio Funds. For example, the Advisors may believe that the Fund’s disclosure obligations or other regulatory implications under the 1940 Act may adversely affect the ability of such other clients to access, or invest in, a Portfolio Fund. Furthermore, an investment by the Fund could cause the Fund and other funds managed by BlackRock to become affiliated persons of a Portfolio Fund under the 1940 Act and prevent them from engaging in certain transactions. The Fund may invest in a non-voting class of a Portfolio Fund’s interests or forego certain voting rights with respect to the Portfolio Funds in an effort to avoid “affiliated person” status under the 1940 Act. The Advisors may also refrain from including a Portfolio Fund in the Fund’s portfolio, or may withdraw an existing investment in a Portfolio Fund, subject to applicable law, in order to address adverse regulatory implications that would arise under the 1940 Act for the Fund and the Advisors’ other clients if such an investment was made or maintained. In addition, the Fund’s ability to invest may be affected by considerations under other laws, rules or regulations, such as the Bank Holding Company Act and Employee Retirement Income Security Act. Such regulatory restrictions, including those arising under the 1940 Act, may cause the Fund to invest in different Portfolio Funds, or in the same or similar Portfolio Funds but on different and potentially less advantageous terms, than other clients of the Advisors. See “General Risks — Risks Related to Portfolio Funds — Limits on Investing in Portfolio Funds.”
(t)	The Fund may elect to invest in a non-voting class of a Portfolio Fund’s interests or by contract may waive those voting rights associated with the investment in an effort to prevent the Fund from becoming an “affiliated person” of the Portfolio Fund for purposes of the 1940 Act. The Fund’s practices regarding investments in non-voting securities or waivers of voting rights may prevent the Fund from participating in voting on a particular issue to the full extent of its economic interest, including limiting its ability to affect the outcome of matters that could materially adversely affect its investment in a Portfolio Fund. In certain circumstances, this could have a material adverse effect on the Fund. See “General Risks — Risks Related to Portfolio Funds — Non-Voting Securities.”
(u)	The Fund is a “non-diversified” investment company. Thus, there are no percentage limitations imposed by the 1940 Act on the percentage of the Fund’s assets that may be invested in the securities of any one issuer. Although the Advisors follow a general policy of seeking to spread the Fund’s capital among multiple Portfolio Funds, and multiple other issuers with respect to its direct investment in securities other than those of Portfolio Funds, the Advisors may depart from such policy from time to time and one or more Portfolio Funds may be allocated a relatively large percentage of the Fund’s assets. As a consequence of a large investment in a particular Portfolio Fund, losses suffered by such Portfolio Funds could result in a larger reduction in the Fund’s NAV than if such capital had been more proportionately allocated among a larger number of Portfolio Funds.
(v)	While the extreme volatility and disruption that U.S. and global markets experienced for an extended period of time from 2007 to 2009 has generally subsided, uncertainty and periods of volatility remain, and risks to a robust resumption of growth persist. In 2010, several European Union (“EU”) countries, including Greece, Ireland, Italy, Spain and Portugal, began to face budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the Euro and the accompanying coordination of fiscal and wage policy among European Monetary Union (“EMU”) member countries. Moreover, recent downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. A return to unfavorable economic conditions could impair the Fund’s ability to achieve its investment objective. See “General Risks — Risks Related to the Fund — Risks Associated With Recent Market Events.”
(w)	The recent instability in the financial markets has led the U.S. government and certain foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity, including through direct purchases of equity and debt securities. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the issuers in which the Fund invests in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund or Portfolio Funds are regulated. Such legislation or regulation could limit or preclude the Fund or Portfolio Funds’ ability to achieve their investment objectives. See “General Risks — Risks Related to the Fund — Regulation and Government Intervention Risk.”
(x)	Congress has enacted sweeping financial legislation, the Dodd-Frank Act, signed into law by President Obama on July 21, 2010, regarding the operation of banks, private fund managers and other financial institutions, which includes provisions regarding the regulation of derivatives. Many provisions of the Dodd-Frank Act have been or will be implemented through regulatory rulemakings and similar processes over a period of time. The impact of the Dodd-Frank Act, and of follow-on regulation, on trading strategies and operations is impossible to predict, and may be adverse to participants in the financial markets. Practices and areas of operation subject to significant change based on the impact, direct or indirect, of the Dodd-Frank Act and follow-on regulation, may change in manners that are unforeseeable, with uncertain effects. By way of example and not limitation, direct and indirect changes from the Dodd-Frank Act and follow-on regulation have occurred and may continue to occur to a significant degree with regard to, among other areas, financial consumer protection, bank ownership of and involvement with private funds, proprietary trading, registration of investment advisers, and the trading and use of many derivative instruments, including swaps. It is possible that implementation of these measures, or any future measures, could potentially limit or completely eliminate the ability of the Fund and the Portfolio Funds to use certain derivative instruments as a part of their investment strategies, increase the costs of using these instruments or make them less effective. Additionally, new and/or enhanced regulatory, registration and reporting requirements applicable to the Advisors and the Managers stemming from the Dodd-Frank Act may subject the Advisors and the Managers to increased regulatory scrutiny and greater risk of liability resulting from violations of these new regulatory, registration and reporting requirements. See “General Risks — Risks Related to the Fund — The Dodd-Frank Act”, “General Risks — Risks Related to Strategic Transactions — General” and “General Risks — Risks Related to Portfolio Funds — Registration under the 1940 Act and Advisers Act.”
(y)	Aggressive insider trading probes by federal authorities, including the SEC and the Department of Justice, are ongoing. These investigations appear to focus on managers of pooled investment vehicles, such as hedge funds and mutual funds. The implication of any of the Managers in an insider trading probe is likely to have an immediate and material adverse effect on such Managers and may result in investors seeking to redeem en masse from any such Manager’s Portfolio Funds, thereby materially impairing the value and liquidity of the Fund’s positions in such Portfolio Funds. Any such mass redemption requests are likely to result in Managers liquidating Portfolio Funds’ holdings at inopportune times and/or prices and are likely to result in suspensions of redemptions and/or the imposition of redemption gates.
(z)	The Fund anticipates that substantially all of the Portfolio Funds in which it invests will be treated as “passive foreign investment companies” (“PFICs”) for U.S. federal income tax purposes. The Fund will be subject to certain risks associated with its strategy of investing in PFICs. For example, the special rules governing PFICs will require the Fund to recognize taxable income without a corresponding receipt of cash. Since the Fund will recognize taxable income without a corresponding receipt of cash by reason of investing in PFICs, the Fund will have greater difficulty satisfying its annual distribution requirements in order to qualify for taxation as a “regulated investment company” (“RIC”). Even if the Fund remains qualified as a RIC for U.S. federal income tax purposes, it will be subject to corporate level income and excise taxes on taxable income (and gain), including taxable income without a corresponding receipt of cash, that the Fund does not distribute to holders of its Units. Although the Fund intends to borrow funds or to redeem a sufficient amount of its investments in PFICs to meet the distribution requirements to maintain its qualification as a RIC and minimize U.S. federal income and excise taxes, no assurance can be given in this regard.
Any mark-to-market losses the Fund recognizes with respect to its investments in PFICs will be treated as ordinary losses. Any loss from the Fund’s actual sale of PFIC shares with respect to which the Fund has made a mark-to-market election will be treated as ordinary loss to the extent of any net (i.e., unreversed) mark-to-market gains included in the Fund’s gross income for prior taxable years with respect to such PFIC shares, and the balance of such loss (if any) will generally be treated as a capital loss. The Fund, however, would not likely get the benefit of any such capital loss, as a capital loss can only be used to offset a capital gain, and the Fund will not, under the PFIC mark-to-market rules, generate any capital gains with respect to its PFIC shares. Although a RIC is permitted to carry forward a net capital loss, a RIC is not permitted to carry forward a net operating loss. Accordingly, to the extent any mark-to-market PFIC losses, including losses from the Fund’s actual sales of PFIC shares, create or increase a net operating loss of the Fund for a given taxable year, the Fund will not realize any tax benefit from such PFIC losses because the Fund will not be allowed to carry forward such PFIC losses to offset taxable income in future taxable years. In addition, the Fund will be required to reduce its adjusted tax basis in its PFIC shares by the amount of mark-to-market PFIC losses even if the Fund realizes no tax benefit from such mark-to-market PFIC losses, which would be the case if such mark-to-market PFIC losses create or increase a net operating loss of the Fund. In this situation, the Fund’s future gross income will be increased (or its future loss will be decreased) by reason of any reduction of the Fund’s adjusted tax basis in its PFIC shares for such unusable mark-to-market PFIC losses. Thus, unusable mark-to-market PFIC losses and unusable losses from the Fund’s actual sales of PFIC shares produce the adverse tax result of double taxation to the Fund and thus holders of its Units.
For a more complete description of these and other tax considerations, see “Certain U.S. Federal Income Tax Considerations.”
(aa)	Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes (the “CPO-CTA Rulemaking”) that subject registered investment companies and advisers to registered investment companies to regulation by the CFTC if a fund invests more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or if the fund markets itself as providing investment exposure to such instruments. As a result of the CPO-CTA Rulemaking, the Fund is no longer eligible for the exclusion contained in CFTC Rule 4.5 from the definition of “commodity pool operator”. Thus, additional CFTC-mandated disclosure, reporting and recordkeeping obligations now apply with respect to the Fund. Compliance with the CFTC’s new regulatory requirements could increase the Fund’s expenses, adversely affecting the Fund’s total return.

(bb)	The “Volcker Rule” contained in Section 619 of the Dodd-Frank Act will limit the ability of “banking entities,” which would include BlackRock by virtue of its relationship with The PNC Financial Services Group, Inc. (“PNC”), to sponsor, invest in or serve as investment manager of certain private investment funds. On December 10, 2013, U.S. financial regulators adopted final regulations (the “Final Regulations”) to implement the statutory mandate of the Volcker Rule. Pursuant to the Dodd-Frank Act, the Volcker Rule’s effective date was July 21, 2012 and the Final Regulations became effective on April 14, 2014; however, concurrent with the adoption of the Final Regulations the Board of Governors of the Federal Reserve System (“Federal Reserve”) granted a statutorily permitted conformance period, essentially making the effective date of the Volcker Rule and the Final Regulations July 21, 2015. Under the Volcker Rule and the Final Regulations, it is possible that the Fund could be considered a “banking entity” due to BlackRock’s relationship with the Fund, which result could subject the Fund itself to regulation under the Volcker Rule and the Final Regulations, and therefore have a material adverse effect on the Fund’s ability to accomplish its investment objective, and could render the continued existence and operation of the Fund impractical. Upon the end of the applicable conformance period, BlackRock may be required to reduce or eliminate its investment in the Fund, which in turn could result in BlackRock seeking to participate in the Fund’s planned repurchase offers or seeking to transfer all or a portion of its investment in the Fund to a third party. It is uncertain when BlackRock would have to make any such determination to reduce or eliminate its investment in the Fund, or over what time period such reduction or elimination would have to take place; however, it could be at any time prior to July 21, 2015. If the Board determines that compliance with the Volcker Rule and the Final Regulations could render the continued existence and operation of the Fund impractical, the Board may, in its sole discretion, decide to liquidate and dissolve the Fund.
(cc)	Since 2010, the risks of investing in foreign sovereign debt have increased dramatically as a result of the ongoing European debt crisis which began in Greece and spread throughout other European countries. As the European debt crisis has progressed, the possibility of one or more Eurozone countries exiting the EMU, or even the collapse of the Euro as a common currency, has arisen, creating significant volatility at times in currency and financial markets generally. The effects of these events on the U.S. and global economy and securities markets are impossible to predict and any such events could have a significant adverse impact on the value and risk profile of the Fund’s or a Portfolio Fund’s portfolio. If one or more EMU countries were to stop using the Euro as its primary currency, the Fund’s or Portfolio Funds’ investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. See “General Risks — Risks Related to the Investment Strategy — Foreign Sovereign Debt Risk” and “— EMU and Redenomination Risk.”
Board of Directors	The Board has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. Any vacancy on the Board may be filled by the Board’s remaining directors, except to the extent the 1940 Act requires the election of directors by the Members. A majority of the Board’s directors are “Independent Directors” who are not “interested persons” (as defined by the 1940 Act) of the Fund. See “Management of the Fund.”
The Advisor and Sub-Advisor	BlackRock Advisors, LLC is the Fund’s investment adviser. BlackRock Financial Management, Inc. is the Fund’s investment sub-adviser. The Advisors provide certain day-to-day investment management services to the Fund. The Advisor receives an annual fee, accrued monthly and payable quarterly in arrears, in an amount equal to 0.75% of the Fund’s month-end NAV. The Advisor and not the Fund pays the Sub-Advisor for its services on behalf of the Fund. See “Management of the Fund — Advisor and Sub-Advisor,” “— Investment Management Agreement and Sub-Investment Advisory Agreement.”
The Fund has entered into an Expense Limitation Agreement (the “Expense Agreement”) in which the Advisor has agreed to pay certain operating and other expenses of the Fund in order to maintain certain expenses below 0.50% of the Fund’s average month-end net assets (the “Expense Cap”). Subject to the terms of the Expense Agreement, expenses borne by the Advisor in the prior two fiscal years of the Fund are subject to reimbursement by the Fund, but the Fund will not reimburse any amount if doing so would result in its covered expenses exceeding the Expense Cap. The Expense Agreement continues from year to year if approved by a majority of the Fund’s Independent Directors. The current term of the Expense Agreement expires on . Expenses covered by the Expense Cap include all of the Fund’s expenses other than those expressly excluded by the Expense Cap. Expenses covered by the Expense Cap include, without limitation, custodial, accounting and administrative services (e.g., expenses incurred in connection with: reconciling cash and investment balances with the Fund’s custodian; calculating contractual expenses, including management fees; determining net income; arranging for the computation of the Fund’s NAV; preparing the Fund’s Statement of Assets, Liabilities and Members’ Capital and Statement of Operations; preparing the Fund’s annual and semi-annual reports; preparing monthly security transaction listings; receiving and tabulating proxies; maintaining the register of Members, including any transfer or repurchase of Units; arranging for the calculation of the issue and repurchase price of Units; preparing tender offer notices and performing all work associated with tender offers; allocating income, expenses, gains and losses; and issuing reports and transaction statements to Members) and organization and offering expenses. Expenses excluded from the Expense Cap are limited to (i) the investment management fee, (ii) interest expense, if any, (iii) expenses incurred directly or indirectly by the Fund as a result of expenses related to investing in, or incurred by, a Portfolio Fund or other permitted investment, (iv) any trading-related expenses, including, but not limited to, clearing costs and commissions, (v) dividends on short sales, if any, (vi) any extraordinary expenses not incurred in the ordinary course of the Fund’s business (including, without limitation, litigation expenses) and (vii) if applicable, the distribution fees paid to the Distributor or financial intermediaries.
Custodian	The Bank of New York Mellon serves as the Fund’s custodian (the “Custodian”). See “Custodian.”
Administrator	The Bank of New York Mellon has been appointed by the Fund to provide certain administrative, accounting, transfer agency and investor services to the Fund (the “Administrator”). Fees payable to the Administrator for these services, and reimbursement for the Administrator’s out-of-pocket expenses, are paid by the Fund.
The Fund also pays the Administrator certain fixed fees for certain other services (collectively with the asset based fee, the “Administrative Fee”). The Administrative Fee is paid out of and reduces the Fund’s net assets. See “Administration, Accounting and Investor Services Agreements.”
Distribution Agreements	The Fund has entered into a Distribution Agreement (the “Distribution Agreement”) with BlackRock Investments, LLC (the “Distributor”) to provide for distribution of the Units. The Distribution Agreement provides that the Distributor will sell, and will appoint financial intermediaries to sell, Units on behalf of the Fund on a reasonable efforts basis. Financial intermediaries that sell Units may impose fees, terms and conditions on investor accounts and investments in the Fund that are in addition to the terms and conditions imposed by the Fund. Any fees, terms and conditions imposed by the financial intermediaries may affect or limit an investor’s ability to subscribe for Units or tender Units for repurchase or otherwise transact business with the Fund.

The Fund pays out of its own assets an on-going distribution fee to the Distributor. The Distributor generally pays substantially all of these on-going fees to financial intermediaries whose customers hold Units through the applicable financial intermediary; thus, the amounts of such payments may vary among the financial intermediaries. The Distributor may, however, retain all or a portion of the on-going distribution fee in certain instances. The amount of the on-going distribution fee is at an annual rate equal to 0.75% of the Fund’s month-end NAV. Financial intermediaries whose customers participate in wrap fee programs or have other fee-based arrangements with the financial intermediary may provide a credit to such customers against such on-going fees in an amount equal to such on-going fees. Any such credits are made pursuant to arrangements between the financial intermediary and the applicable Member and are not made at the Fund level.
In addition, the Advisors or their affiliates may pay, out of their own assets, additional compensation to financial intermediaries in connection with the placement of Units or the servicing of Member accounts (including to certain registered representatives of the Distributor that participate in the marketing of the Units).
The Fund has adopted a distribution plan (the “Distribution Plan”) with respect to the Units and in so doing has voluntarily complied with Rule 12b-1 under the 1940 Act, as if the Fund were an open-end investment company. The Fund pays the on-going distribution fee discussed above pursuant to the Distribution Plan and in connection with the sale and distribution of the Units. The compensation of financial intermediaries in connection with selling Units is governed by Rule 2830 of the Financial Industry Regulatory Authority Inc. (“FINRA”), which is the same rule that governs financial intermediary compensation for selling shares of open-end investment companies. See “Plan of Distribution.”
Purchasing Units	Units are offered at a price equal to their NAV per Unit, plus a sales load, for purchase as of the first Business Day of each calendar month (the “Membership Date”), except that the Fund may offer Units more or less frequently as determined by the Board. Financial intermediaries may, in their sole discretion, reduce or waive the sales load for: (i) customers who participate in wrap fee programs or have other fee-based arrangements with the financial intermediary; (ii) customers who are current officers, trustees, directors or employees of the financial intermediary or one of its affiliates; (iii) customers who have a substantial relationship with the financial intermediary or one of its affiliates (to the extent not covered by (i) or (ii) above); and (iv) orders placed on behalf of customers who have previously invested in the Fund in amounts which, if combined with a new order for Units of the Fund, would qualify the purchaser for a lesser sales load under the schedule of breakpoints set forth in this Prospectus. Investors who are current officers, trustees, directors or employees of the Fund or BlackRock and who purchase Units directly through the Distributor are eligible to purchase Units at NAV without a sales load. Notwithstanding any waiver or reduction pursuant to the foregoing, investors remain subject to eligibility requirements set forth in this Prospectus. Financial intermediaries may impose fees, terms and conditions on their customers’ accounts and investments in the Fund that are in addition to the terms and conditions imposed by the Fund. Investors should direct any questions regarding sales loads to the relevant financial intermediary.
The minimum initial investment from each investor is $50,000, and minimum subsequent subscriptions are $10,000. Additional subscriptions above the applicable minimum amount may be made in whole multiples of $1,000. A financial intermediary may establish higher minimum investment requirements than the Fund. Units are being offered only to investors that meet all requirements to invest in the Fund. The Fund reserves the right to reject any subscription for Units, and the Fund may, in its sole discretion, suspend subscriptions for Units at any time and from time to time.
An investor’s subscription for Units, once accepted by the Fund, is irrevocable by the investor and will generally require the investor to maintain its investment in the Fund until such time, if any, as the Fund repurchases the Units in a tender offer. The Board may, in its discretion, cause the Fund to repurchase all of the Units held by a Member if the total value of the Member’s Units, as a result of the Member transferring Units or participating in a tender offer by the Fund, is less than $25,000 or for other reasons as determined by the Board.
In order to subscribe for Units, an investor must complete and provide for the delivery of a completed Fund subscription agreement (“Subscription Agreement”) to the financial intermediary through which such investor is subscribing for Units at least five (5) Business Days prior to the Membership Date or by such other date as determined by the Fund in its discretion and communicated to the investor. A Member generally may subscribe for additional Units by completing an additional Subscription Agreement, unless otherwise determined by the Advisors. All purchases are subject to immediately available funds in the full amount of the purchase being available in an investor’s account with its financial intermediary at least two (2) Business Days prior to the applicable Membership Date or such other date as the Fund may determine in its discretion and communicate to investors (the “Subscription Date”). At the close of business on the Subscription Date, the Fund will either accept or reject an investor’s subscription and, if accepted, the investor’s subscription amount will be credited to the Fund’s account. The investor, however, will not become a Member of the Fund and will have no other rights (including, without limitation, any voting rights) under the Fund’s Limited Liability Company Agreement (the “LLC Agreement”) until the Membership Date. An investor will become a Member of the Fund, and begin to participate in the Fund’s returns, on the Membership Date. The number of Units to be received by a Member in respect of any subscription will be based on the Fund’s NAV per Unit determined as of the close of business on the last Business Day of the calendar month preceding the Membership Date in respect of such subscription. An investor’s subscription amount will be credited to the Fund’s account on the Subscription Date, although the number of Units denominating the subscription amount may not be determined until approximately 25 days after the Membership Date in respect of such subscription and the investor will not become a Member of the Fund in respect of such Units and will have no other rights (including, without limitation, any voting rights) under the Fund’s LLC Agreement in respect of such Units until the Membership Date in respect of such subscription. See “Purchasing Units.”
Eligibility	The Fund intends to sell its Units only to prospective investors who meet the definition of “accredited investor” as defined in Regulation D under the 1933 Act and any other eligibility requirements set forth in the Subscription Agreement. Investors meeting these requirements are referred to in this Prospectus as “Eligible Investors.” Investors who are “accredited investors,” as defined in Regulation D are generally persons having an individual income in excess of $200,000 in each of the two most recent fiscal years or joint income with that person’s spouse in excess of $300,000 in each of those years and having a reasonable expectation of reaching the same income level in the current year; individuals having a net worth of at least $1 million (excluding the value of that individual’s primary residence) or entities having total assets of at least $5 million, or entities all of whose beneficial owners are themselves accredited investors. Existing Members subscribing for additional Units must be Eligible Investors at the time of each additional subscription. Each prospective investor is required to certify as to such investor’s qualification as an Eligible Investor. See “Eligible Investors.”

Transfers & Transfer Restrictions	The Fund is a closed-end management investment company. Members of the Fund will not have the right to redeem their Units. In addition, there is no public market for Units and none is expected to develop. The Fund will not list its Units on a stock exchange or similar market. With very limited exceptions, Units are not transferable and liquidity for investments in Units may be provided only through periodic tender offers, if any, by the Fund, as described below (the Fund, however, is not an “interval fund” within the meaning of Rule 23c-3 under the 1940 Act).
A Member may not directly or indirectly pledge, assign, sell, hypothecate, exchange, transfer or otherwise dispose of legal or beneficial ownership (including without limitation any swap, structured note or any other derivative transaction) of all or any of its Units, including, without limitation, any portion of a Unit (such as a right to distributions), to any person (collectively a “Transfer” and each a “Transferee”), except for a Transfer that is effected solely by operation of law as the result of the death, divorce, bankruptcy, insolvency, adjudication of incompetence, dissolution, merger, reorganization or termination of such Member or otherwise or a Transfer that is effected with the express written consent of the Board, which consent may be withheld in its sole and absolute discretion. Any permitted Transferee will be bound by the Fund’s LLC Agreement and the agreements contained in the Subscription Agreement without any action on their part. No assignee, purchaser or Transferee may be admitted as a substitute Member, except with the written consent of the Board, which consent may be given or withheld in its sole and absolute discretion. Any Transferee who has obtained Units by operation of law as described above must submit written documentation that adequately evidences such death, divorce, bankruptcy, insolvency, adjudication of incompetence, dissolution, merger, reorganization or termination of such Member having taken place, and the determination as to the adequacy of such documentation may be made by the Board in its sole and absolute discretion. In this regard, the Board may refuse to admit a Transferee who has obtained such Units by operation of law as described above as a substitute Member of the Fund and may effect a compulsory repurchase of such Units in accordance with the terms of the LLC Agreement. Notwithstanding the foregoing, the LLC Agreement permits Members to hold Units in a collateral account with a financial intermediary.
Any Transfer made or purported to be made that is in violation of the Fund’s LLC Agreement shall be void and of no effect. To the extent any Member, transferee or successor Member is purported to have transferred any economic interest in the Fund in violation of the Fund’s LLC Agreement, the Fund shall not recognize such action and the Board may terminate all or any part of the Units of such Member, transferee or successor Member at no value or such value as the Board determines in its sole and absolute discretion and the Member, transferee or successor Member will forfeit all or such portion of its Units in connection with such termination as determined by the Advisor in connection therewith. An investment in the Fund is therefore suitable only for investors who can bear the risks associated with the limited liquidity of Units and should be viewed as a long-term investment. See “Eligible Investors,” “Purchasing Units” and “Repurchases of Units — Transfers of Units.”
No Redemptions; Repurchases of Units by the Fund	No Member or other person holding Units acquired from a Member will have the right to require the Fund to redeem Units. The Fund may from time to time offer to repurchase Units from Members in accordance with written tenders by Members at those times, in those amounts, and on such terms and conditions as the Board may determine in its sole discretion. Each tender offer may be limited and will generally apply to up to 15% of the net assets of the Fund at that time. If a tender offer is oversubscribed by Members, the Fund may decide to repurchase only a pro rata portion of the Units tendered by each Member, or take any other action permitted by the tender offer rules under the Securities Exchange Act of 1934 (the “Exchange Act”) and described in the written tender offer notice to Members. In determining whether the Fund should offer to repurchase Units from Members, the Board will consider the recommendations of the Advisors as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Advisors currently expect that they will generally recommend to the Board that the Fund offer to repurchase Units from Members quarterly with tender offer Valuation Dates occurring on the last Business Day of March, June, September and December; however, there can be no assurance that any such tender offers will be conducted on a quarterly basis or at all. The Fund will require that each tendering Member tender a minimum of $10,000 worth of Units, subject to the Board’s ability to permit a Member to tender a lesser amount in its discretion. The Board has delegated to the Fund’s officers the authority to approve tenders of less than $10,000 worth of Units, subject to periodic reporting to the Board. The Fund is not required to conduct tender offers and may be less likely to conduct tenders during periods of exceptional market conditions or when Portfolio Funds suspend redemptions.
A 2.00% early repurchase fee payable to the Fund will be charged to any Member that tenders its Units (or portion thereof) to the Fund unless the Valuation Date for the tender offer is on (or later than) the last Business Day of the month immediately preceding the month in which the one-year anniversary of the Member’s Membership Date in respect of the Units (or portion thereof) falls. For example, if a Member’s Membership Date in respect of Units falls in January of year 1, such Member would be subject to an early repurchase fee if such Units were tendered pursuant to a tender offer with a Valuation Date that occurs on any date prior to the last Business Day in December of year 1, but would not be subject to an early repurchase fee if such Units were tendered pursuant to a tender offer with a Valuation Date on (or later than) the last Business Day in December of year 1. This early repurchase fee would apply separately to each purchase of Units made by a Member. The purpose of the 2.00% early repurchase fee is to reimburse the Fund for the costs incurred in liquidating securities in the Fund’s portfolio in order to honor the Member’s repurchase request and to discourage short-term investments which are generally disruptive to the Fund’s investment program. If applicable, the early repurchase fee will be deducted from the proceeds paid to the Member.
The Fund may, in its sole discretion, waive the early repurchase fee (a) for tenders where the fee collected from an individual Member would be de minimis as a percentage of the Fund’s net assets on the Valuation Date for the tender offer (e.g., the fee collected would be less than the lesser of 0.005% of the Fund’s net assets on the Valuation Date for the tender offer or $5,000) or (b) in circumstances where a Member can demonstrate that it would suffer severe hardship as a result of paying the early repurchase fee.
The Fund may repurchase Units, or any portion of them, from a Member or any person acquiring Units from or through a Member, without consent or other action by the Member or other person under certain prescribed conditions set forth under “Repurchases of Units.”
Annual Distributions	The Fund intends to distribute all of its net investment income to Members each calendar year (an “Annual Distribution”). Annual Distributions will be made to each Member pro rata based on the number of Units held by such Member and will be net of Fund expenses. To maintain its qualification as a RIC, the Fund is required to distribute for each taxable year at least 90% of its net investment income. All net realized capital gains, if any, will be distributed at least annually to Members. Units are issued and outstanding from the initial closing date (or other date on which Units are issued by the Fund) to the date, if any, on which such Units are repurchased by the Fund.

Taxation	The Fund has elected to be treated and intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund generally will not have to pay corporate level U.S. federal income taxes on any ordinary income (or capital gains, if any) that the Fund distributes to holders of its Units as dividends for U.S. federal income tax purposes. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income, asset diversification, and distribution requirements. In general, all dividends paid by the Fund will be taxed as ordinary income subject to the highest marginal U.S. federal income tax rates. Thus, Fund dividends will not be eligible for any of the reduced or favorable U.S. federal income tax rates applicable to capital gain dividends or “qualified dividend income” and will not be eligible for the dividends received deduction for corporations. In addition, because (i) the Fund anticipates that substantially all of the Portfolio Funds in which it invests will be treated as PFICs and (ii) the Fund will recognize taxable income (or loss) on a mark-to-market (i.e., deemed sale) basis in respect of its PFIC shares, holders of Units will generally receive ordinary income distributions in respect of their Units each year if and to the extent the Fund has any net appreciation in all of its PFIC shares at the end of a taxable year of the Fund regardless of whether the Fund has actually sold any of its PFIC shares. As a result, holders of Units may recognize taxable income earlier than they would otherwise had no mark-to-market election been made by the Fund. See “Certain U.S. Federal Income Tax Considerations.”
Employee Benefit Plans and Other U.S. Tax-Exempt Investors	Investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other tax-exempt investors, including employee benefit plans, IRAs and Keogh Plans (each, a tax-exempt entity), generally are eligible to subscribe for Units. The Fund’s assets will not be deemed to be “plan assets” for purposes of ERISA. See “ERISA Considerations.”
Reports to Members	The Fund anticipates sending Members an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made or as otherwise required by the 1940 Act.
Anti-Takeover Provisions	The Fund’s LLC Agreement includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could deprive the holders of Units of opportunities to sell their Units at a premium over the then current NAV. See “Additional Information and Summary of the LLC Agreement.”
Independent Registered Public Accounting Firm	has been retained as the Fund’s independent registered public accounting firm. See “Accountants and Legal Counsel.”
Term	The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the LLC Agreement.
Fiscal Year	For accounting purposes, the Fund’s fiscal year is the 12-month period ending on March 31.

Summary of Fund Expenses

The following table illustrates the approximate expenses and fees that Members are expected to bear directly or indirectly.

Member Transaction Expenses
Maximum Sales Load (as a percentage of the offering price)	3.00	%(1)
Maximum Early Repurchase Fee (as a percentage of repurchased amount)(2)	2.00%

Annual Expenses (as a percentage of average net assets)
Management Fees	0.75%
Other Expenses(3)	%
Distribution Fees	0.75	%(4)
Acquired Fund Fees and Expenses(5)	%
Total Annual Expenses	%
Expense Reimbursement(3)	%
Total Annual Fund Operating Expenses after Expense Reimbursement(3)	%

[1]	The Distributor and/or the Fund may enter into selling agreements with various brokers/dealers that have agreed to participate in the distribution of Units as brokers/dealers and are members of FINRA (“financial intermediaries”). Financial intermediaries may charge a sales load of up to 3.00% of the NAV of the Units for their services in conjunction with the distribution of Units. No portion of the sales load will be paid to the Distributor. The Fund’s initial financial intermediary was Morgan Stanley Smith Barney LLC. Morgan Stanley Smith Barney LLC continues to act as a financial intermediary for the Fund as of the date of this Prospectus and imposes the maximum sales charge of 3.00% for purchases of less than $250,000; a sales charge of 2.00% for purchases of $250,000 or more, but less than $1 million; a sales charge of 1.00% for purchases of $1 million or more, but less than $5 million; and a sales charge of 0.50% for purchases of $5 million or more. The Fund and/or the Distributor may engage additional financial intermediaries and all financial intermediaries will impose sales charges based on the foregoing schedule of breakpoints. As of the date of this Prospectus, Ameriprise Financial Services, Inc., in addition to Morgan Stanley Smith Barney LLC, acts as a financial intermediary in the distribution of the Units. Financial intermediaries may, in their sole discretion, reduce or waive the sales load for: (i) customers who participate in wrap fee programs or have other fee-based arrangements with the financial intermediary; (ii) customers who are current officers, trustees, directors or employees of the financial intermediary or one of its affiliates; (iii) customers who have a substantial relationship with the financial intermediary or one of its affiliates (to the extent not covered by (i) or (ii) above); and (iv) orders placed on behalf of customers who have previously invested in the Fund in amounts which, if combined with a new order for Units of the Fund, would qualify the purchaser for a lesser sales load under the foregoing schedule of breakpoints, as described in the example below. Investors who are current officers, trustees, directors or employees of the Fund or BlackRock and who purchase Units directly through the Distributor are eligible to purchase Units at NAV without a sales load. Notwithstanding any waiver or reduction pursuant to the foregoing, investors remain subject to eligibility requirements set forth in this Prospectus.
Financial intermediaries may charge a sales load in connection with each subscription for Units by an investor, including additional subscriptions made by existing Members. Financial intermediaries will generally aggregate all subscriptions made by a Member when determining the sales load to be imposed on a Member’s additional subscriptions for Units. For example, a Member who makes a $200,000 initial subscription for Units would pay a sales load of 3.00% on that initial $200,000 investment. If that Member then makes an additional $100,000 subscription for Units, that Member’s aggregate subscriptions would amount to $300,000 and the Member would pay a sales load of 2.00% on that additional $100,000 subscription. Investors should direct any questions regarding sales loads to the relevant financial intermediary.
The compensation of financial intermediaries in connection with selling Units is governed by FINRA Rule 2830, which is the same rule that governs financial intermediary compensation for selling shares of open-end investment companies. See “Plan of Distribution.”
(2)	A 2.00% early repurchase fee payable to the Fund will be charged to any Member that tenders its Units (or portion thereof) to the Fund unless the Valuation Date for the tender offer is on (or later than) the last Business Day of the month immediately preceding the month in which the one-year anniversary of the Member’s Membership Date in respect of the Units (or portion thereof) falls. For example, if a Member’s Membership Date in respect of Units falls in January of year 1, such Member would be subject to an early repurchase fee if such Units were tendered pursuant to a tender offer with a Valuation Date that occurs on any date prior to the last Business Day in December of year 1, but would not be subject to the early repurchase fee if such Units were tendered pursuant to a tender offer with a Valuation Date on (or later than) the last Business Day in December of year 1. This early repurchase fee would apply separately to each purchase of Units made by a Member. The purpose of the 2.00% early repurchase fee is to reimburse the Fund for the costs incurred in liquidating securities in the Fund’s portfolio in order to honor the Member’s repurchase request and to discourage short-term investments which are generally disruptive to the Fund’s investment program. If applicable, the early repurchase fee will be deducted from the repurchase proceeds paid to the Member. The Fund may, in its sole discretion, waive the early repurchase fee (a) for tenders where the fee collected from an individual Member would be de minimis as a percentage of the Fund’s net assets on the Valuation Date for the tender offer (e.g., the fee collected would be less than the lesser of 0.005% of the Fund’s net assets on the Valuation Date for the tender offer or $5,000) or (b) in circumstances where a Member can demonstrate that it would suffer severe hardship as a result of paying the early repurchase fee. See “Repurchase of Units.”
(3)	Based on the fiscal year ended March 31, 2014. “Other expenses” include, among other things, administration fees, legal fees, the independent registered public accountant’s fees, certain ongoing offering costs, and fees payable to the members of the Board as discussed under “Management of the Fund — Compensation of Directors.”
The Fund has entered into an Expense Agreement in which the Advisor has agreed to pay certain operating and other expenses of the Fund in order to maintain certain expenses below 0.50% of the Fund’s average month-end net assets. The Expense Agreement continues from year to year if approved by a majority of the Fund’s Independent Directors. The current term of the Expense Agreement expires on . Expenses covered by the Expense Cap include all of the Fund’s expenses other than those expressly excluded by the Expense Cap. Expenses covered by the Expense Cap include, without limitation, custodial, accounting and administrative services (e.g., expenses incurred in connection with: reconciling cash and investment balances with the Fund’s custodian; calculating contractual expenses, including management fees; determining net income; arranging for the computation of the Fund’s NAV; preparing the Fund’s Statement of Assets, Liabilities and Members’ Capital and Statement of Operations; preparing the Fund’s annual and semi-annual reports; preparing monthly security transaction listings; receiving and tabulating proxies; maintaining the register of Members, including any transfer or repurchase of Units; arranging for the calculation of the issue and repurchase price of Units; preparing tender offer notices and performing all work associated with tender offers; allocating income, expenses, gains and losses; and issuing reports and transaction statements to Members) and organization and offering expenses. Expenses excluded from the Expense Cap are limited to (i) the investment management fee, (ii) interest expense, if any, (iii) expenses incurred directly or indirectly by the Fund as a result of expenses related to investing in, or incurred by, a Portfolio Fund or other permitted investment, (iv) any trading-related expenses, including, but not limited to, clearing costs and commissions, (v) dividends on short sales, if any, (vi) any extraordinary expenses not incurred in the ordinary course of the Fund’s business (including, without limitation, litigation expenses) and (vii) if applicable, the distribution fees paid to the Distributor or financial intermediaries. Subject to the terms of the Expense Agreement, expenses borne by the Advisor in the prior two fiscal years of the Fund are subject to reimbursement by the Fund, but the Fund will not reimburse any amount if doing so would result in its covered expenses exceeding the Expense Cap. If the Fund has received a waiver or reimbursement from the Advisor within the preceding two fiscal years of the Fund and the Fund’s operating expenses are less than the expense limit for the Fund, the Fund is required to repay the Advisor up to the amount of fees waived or expenses reimbursed under the agreement if: (i) the Fund has more than $50 million in assets, (ii) the Advisor or an affiliate serves as the Fund’s investment adviser or administrator and (iii) such reimbursement does not cause the Fund’s covered expenses to exceed the Expense Cap.
(4)	The Fund pays out of its assets an on-going distribution fee to the Distributor. The Distributor generally pays substantially all of these on-going fees to financial intermediaries whose customers hold Units through the applicable financial intermediary; thus, the amounts of such payments may vary among the financial intermediaries. The Distributor may, however, retain all or a portion of the on-going distribution fee in certain instances. The amount of the on-going distribution fee is at an annual rate equal to 0.75% of the Fund’s month-end NAV. Financial intermediaries whose customers participate in wrap fee programs or have other fee-based arrangements with the financial intermediary may provide a credit to such customers against such on-going fees in an amount equal to such on-going fees. Any such credits are made pursuant to arrangements between the financial intermediary and the applicable Member and are not made at the Fund level. In addition, the Advisors or their affiliates may pay, out of their own assets, additional compensation to financial intermediaries in connection with the placement of Units or the servicing of Member accounts (including to certain registered representatives of the Distributor that participate in the marketing of the Units). The compensation of financial intermediaries in connection with selling Units is governed by FINRA Rule 2830, which is the same rule that governs financial intermediary compensation for selling shares of open-end investment companies. See “Plan of Distribution.”
(5)	The “Acquired Fund Fees and Expenses” include the Fund’s share of operating expenses and performance-based incentive fees of the underlying Portfolio Funds as well as any direct fees charged by such Portfolio Funds (e.g., redemption fees) in which the Fund invests. The costs to be incurred at the underlying Portfolio Fund level include management fees, administration fees, professional fees, incentive fees and other operating expenses. Each Portfolio Fund’s expenses will vary. In addition, the underlying Portfolio Funds will also incur trading expenses, including interest and dividend expenses, which are the product of investment strategies employed by the Managers. Substantially all of the total estimated % of Acquired Fund Fees and Expenses represent the Fund’s pro rata share of costs incurred at the underlying Portfolio Fund level, which consists of approximately % in management fees, approximately % in other expenses (such as trading expenses) and approximately % in incentive fee allocations. Portfolio Funds with absolute return objectives may on average employ more leverage than certain other types of Portfolio Funds. In addition, for recently launched Portfolio Funds in which the Fund may invest, the Acquired Fund Fees and Expenses may tend to be significantly greater in the initial years as startup costs are being borne over a smaller invested capital base. The fees and expenses disclosed above are estimated based on underlying Portfolio Fund holdings as of March 31, 2014, and such data may (and are expected to) change substantially over time and, therefore, significantly affect Acquired Fund Fees and Expenses. In addition, the Portfolio Funds held by the Fund will change, which further impacts the calculation of the Acquired Fund Fees and Expenses. Generally, fees payable to Managers are estimated to range from 1% to 3% (annualized) of the average NAV of the Fund’s investment in such Portfolio Funds. In addition, certain Managers of the Portfolio Funds charge an incentive allocation or fee generally ranging from 15% to 25% of a Portfolio Fund’s net profits. These fees payable to Managers are estimates and may be higher or lower than the numbers shown.

The purpose of the table above is to assist prospective investors in understanding the various fees and expenses Members will bear directly or indirectly. For a more complete description of the various fees and expenses of the Fund, see “Management of the Fund,” “Administration, Accounting and Investor Services Agreements,” “Fund Expenses,” “Purchasing Units” and “Repurchases of Units.”

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The assumed 5% annual return, which is required by the SEC, is not a prediction of, and does not represent, the projected or actual performance of the Fund.

You would pay the following fees and expenses on a $1,000 investment, assuming a 5% annual return. The rate of return of the Fund may be greater or less than the hypothetical 5% return used in the example. A greater rate of return than that used in the example would increase the dollar amount of the investment management fee paid by the Fund.

The purpose of the following example is to assist prospective investors in understanding the various fees and expenses Members will bear directly or indirectly. This example is based on the estimated fees and expenses incurred by the Fund, including the Acquired Fund Fees and Expenses and the Maximum Sales Load, as set out in the table above and should not be considered a representation of future expenses. The Expense Agreement for the Fund expires on                                 ; thus, the Expense Reimbursement set out in the table above is reflected in this example only for Year 1. The Expense Agreement for the Fund continues from year to year if approved by a majority of the Fund’s Independent Directors. Actual expenses may be greater or less than those shown and certain Members may pay less in total expenses as a result of either financial intermediaries waiving or reducing the sales load or providing a credit against the on-going distribution fee in an amount equal to such on-going distribution fee, or the application of breakpoints in respect of the sales load.

1 Year	3 Years	5 Years	10 Years
$	$	$	$

Had the Acquired Fund Fees and Expenses resulting from the underlying Portfolio Funds not been included in the example above, such that only the direct expenses incurred at the Fund level were included, and assuming that the Independent Directors of the Fund determine to continue the Fund’s Expense Agreement each year during the 10 year period shown, the estimated fees and expenses for the 1, 3, 5 and 10 year periods would have been $                , $                , $                 and $                , respectively. Actual expenses may be greater or less than those shown.

Financial Highlights

The following table includes selected data for a Unit outstanding throughout the period and other performance information derived from the Fund’s financial statements. It should be read in conjunction with the Fund’s financial statements and notes thereto.

The financial highlights for the fiscal years ended March, 31, 2014 and March 31, 2013, and for the period from September 1, 2011 (commencement of operations) through March 31, 2012, have been audited by                                 , independent registered public accountants, whose report thereon, along with the Fund’s financial statements, are available without charge by writing to the Fund at BNY Mellon Alternative Investments, Attn: BlackRock Preferred Partners, c/o Investor Services, 400 Bellevue Parkway, Wilmington, DE 19809, by calling the Fund toll-free at 1-866-211-4521, or beginning on page          of this Prospectus.

	Year Ended March 31, 2014	Year Ended March 31, 2013		Period September 1, 2011(1) to March 31, 2012
Per Unit Operating Performance
Net asset value, beginning of year		$10.16		$10.00(2)
Net investment loss(3)		(0.20)		(0.11)
Net realized and unrealized gain		1.02		0.27
Net increase from investment operations		0.82		0.16
Dividends from net investment income(4)		(0.39)		—
Net asset value, end of year		$10.59		$10.16
Total Investment Return(5)
Based on net asset value		8.12%		1.60	%(6)
Ratios to Average Members’ Capital
Total expenses		3.34	%(7)	5.84	%(7)(8)(9)
Total expenses after fees waived and reimbursed		2.00	%(7)	2.00	%(7)(8)
Net investment loss		(2.00	)%(7)	(2.00	)%(7)(8)
Supplemental Data
Members’ capital, end of year (000)		$53,761		$31,070
Portfolio turnover		25%		4%

(1)	Commencement of operations. Reflects activity prior to September 1, 2011, related to the initial seeding of the Fund. This information includes the initial investment by BlackRock HoldCo 2, Inc., a wholly owned subsidiary of BlackRock, Inc.
(2)	Net asset value, beginning of period, reflects a deduction of $0.30 per Unit sales charges from initial offering price of $10.30 per Unit.
(3)	Based on average Units outstanding.
(4)	Dividends are determined in accordance with federal income tax regulations.
(5)	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions. The Fund is a continuously offered closed-end fund. The Fund’s Units are offered at net asset value. No secondary market for the Fund’s Units exists.
(6)	Aggregate total investment return.
(7)	Ratios do not include expenses incurred indirectly as a result of investments in Portfolio Funds of approximately 7.40% for the year ended March 31, 2013 and 6.07% for the period from September 1, 2011 to March 31, 2012.
(8)	Annualized.
(9)	Organization expenses were not annualized in the calculation of expense ratios. If these ratios were annualized, the total expenses would have been 6.63%.

See Notes to Financial Statements.

The Fund

BlackRock Preferred Partners LLC (the “Fund”) is a Delaware limited liability company organized on April 5, 2011, and registered under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified, closed-end management investment company.

The Offering

Generally, limited liability company interests in the Fund (“Units”) will be continuously offered on monthly basis at a price equal to their then current net asset value (“NAV”) per Unit, plus a sales load. The minimum initial subscription for Units in the Fund is $50,000, and minimum subsequent subscriptions are $10,000. Additional subscriptions above the applicable minimum amount may be made in whole multiples of $1,000.

Although the Units will be registered under the Securities Act of 1933 (the “1933 Act”), the Units will be sold only to “accredited investors” as defined in Regulation D under the 1933 Act and as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). Units will be offered at closings, for purchase as of the first Business Day of each month or at such other times as determined in the discretion of the Fund’s Board of Directors (each member, a “Director,” and collectively, the “Board”). For purposes of this Prospectus, a “Business Day” means any day other than a Saturday, Sunday or any other day on which banks in New York, New York are required by law to be closed. All references to Business Day herein shall be based on the time in New York City. Although the Fund may offer to repurchase Units quarterly, subject to the discretion of the Board, Units are not redeemable at an investor’s option, nor are they exchangeable for shares of any other fund, nor can there be any assurance that the Fund will conduct tender offers on a quarterly basis or at all. As a result, an investor may not be able to sell or otherwise liquidate his or her Units in a timely manner or at all. The Units are appropriate only for those investors who do not require a liquid investment and who are aware of the risks involved in investing in the Fund.

Use of Proceeds

The Advisors currently anticipate that proceeds from the sale of Units, excluding the amount of any sales charge paid by the investor, will be used to implement the Fund’s investment program as soon as practicable, consistent with market conditions, after receipt of such proceeds by the Fund.

Generally, interests in Portfolio Funds are not liquid securities. The owner of such interests is generally permitted to transfer them only with the consent of the general partner (or its equivalent) of the Portfolio Fund. As a result, unlike the markets for common stocks or debt securities, there is not an active secondary market in which the Fund will be able to quickly purchase interests in Portfolio Funds. Pending such investment, it is anticipated that the proceeds will be invested in cash, short-term debt securities or money market securities. Additionally, a portion of the Fund’s assets may be held in cash or other liquid investments as collateral for certain of the Fund’s trading positions (such as swaps or as margin). See “Investment Strategies — Cash Strategies.”

Investment Objective

The Fund’s investment objective is to seek total return. Over an investment cycle, the Fund expects to achieve net returns commensurate with the long-term return on equities with less volatility, and a relatively low degree of correlation to the equity markets. In order to achieve its objective, the Fund invests in a portfolio of hedge funds organized outside the United States generally believed not to be highly correlated with the Standard & Poor’s 500 Index over a long-term time horizon. The Fund cannot guarantee that its investment objective will be achieved or that its portfolio design and risk monitoring strategies will be successful, thus investors may lose the entire value of their investment in the Fund.

If the Board determines that the Fund’s investment objective should be changed, Members will be given written notice no later than concurrently with the Fund’s next tender offer with such change to be effective on the Business Day immediately following the applicable Valuation Date (i.e., the last Business Day of March, June, September and December) for such tender offer. Such change, however, can be effected without Member approval. Except as otherwise stated in this Prospectus or the Fund’s Limited Liability Company Agreement (the “LLC Agreement”), the investment policies, strategies and restrictions of the Fund are not fundamental and may be changed by the Board without the approval of the Members. The Fund’s principal investment policies and strategies are discussed below.

Investment Strategies

In seeking to achieve its investment objective, the Fund invests in a portfolio of hedge funds organized outside the United States generally believed not to be highly correlated with the Standard & Poor’s 500 Index over a long-term time horizon. The Fund intends to invest in private funds or other pooled investment vehicles or accounts organized outside the United States (collectively, the “Portfolio Funds”) managed by third-party investment managers (“Managers”) selected by and unaffiliated with the Advisors, and the Fund may also invest directly in securities (other than interests in Portfolio Funds) or other financial instruments selected by the Advisors. The Fund may invest directly in Portfolio Funds or may do so indirectly by investing in derivative instruments or participating in contractual relationships whereby any associated payments or receipts may be based on some or all of the change in value of one or more Portfolio Funds. The Fund limits the amount that can be directly or indirectly invested in any single Portfolio Fund to less than 8% of the Fund’s total assets measured at the time of investment, and limits the amount that can be directly or indirectly invested in Portfolio Funds managed by any one Manager to less than 12% of the Fund’s total assets measured at the time of investment. If, due to appreciation or other factors, the Fund’s combined direct and indirect positions in Portfolio Funds come to exceed the foregoing limits as of any Valuation Date, the Advisors will use their reasonable efforts to reduce the Fund’s combined direct and indirect positions to within these limits. The Fund limits the amount that can be invested in any single investment that is not a direct or indirect investment in a Portfolio Fund to 15% of the Fund’s total assets measured at the time of investment. The Fund does not follow a rigid investment policy and is not restricted from participating in any market, strategy or investment other than as set forth herein or under the provisions of the 1940 Act.

Portfolio Managers and the BAA Investment Committee

The Fund’s portfolio managers have full discretionary authority over investing the Fund’s portfolio, including discretion with respect to allocations to Portfolio Funds, and rebalancing the Fund’s allocations to Portfolio Funds. BlackRock Alternative Advisors (“BAA”), a business unit representing the hedge fund solutions platform for BlackRock, Inc., the ultimate parent of the Advisor, has established an investment committee (the “BAA Investment Committee”) consisting of senior personnel of BAA. Generally, the BAA Investment Committee establishes investment policies for BAA, provides general oversight of BAA’s portfolio managers, including the Fund’s portfolio managers, and approves investments in Portfolio Funds and other instruments recommended by the Fund’s portfolio managers. See “Management of the Fund—Portfolio Managers” for more information on the Fund’s portfolio managers.

The Fund’s Investments

Under normal market conditions, the Fund will invest, in varying proportions, across a number of portfolio strategies, including but not limited to hedge fund strategies (“Portfolio Fund Strategies”) and cash strategies. The Fund may also invest directly in securities (other than interests in Portfolio Funds) or other financial instruments selected by the Advisors. While the strategies described herein are designed to provide the Fund with the flexibility to have a broad-based portfolio of investments, the Advisors may decide not to invest in certain asset categories or implement certain strategies.

In addition, while the Fund may take advantage of the full range of strategies and investments described below (and other strategies as made available), it is not required to do so, nor is it required to invest any particular percentage of its assets in any single strategy, Portfolio Fund or other security or any combination of the foregoing.

In order to be included in the Fund’s portfolio, Portfolio Funds must satisfy various requirements, including, but not necessarily limited to: (i) quarterly independent verification of NAV; (ii) quarterly independent valuation of material ASC 820 Level 3 assets; (iii) semi-annual operational due diligence review by BAA; and (iv) annual independent audit. The quarterly independent verification of NAV described above is generally undertaken by a Portfolio Fund’s administrator, and the quarterly independent valuation of material ASC 820 Level 3 assets is generally undertaken by a third party vendor, broker or administrator.

Portfolio Fund Strategies

Portfolio Fund Strategies are generally implemented through investments in Portfolio Funds, although the Advisors may, to a lesser extent, seek to implement these strategies through certain direct investments in securities or financial instruments other than interests in Portfolio Funds. Such Portfolio Fund Strategies generally have longer-term investment horizons (typically greater than one year) and reduced liquidity terms. It is anticipated that the Fund will focus on certain hedge fund strategies, which are described below.

Hedge funds are private pools of investment capital with broad flexibility to buy or sell a wide range of assets. The investment strategies pursued by hedge funds are extremely diverse. Certain types of hedge fund strategies seek to generate fairly stable returns regardless of the market environment. These “non-directional” strategies generally include relative value, event driven, and direct sourcing. Other types of strategies seek to capitalize on movements in the underlying markets and so are exposed to the direction of those markets. These “directional” strategies generally include fundamental long/short and directional trading. The Fund may invest in Portfolio Funds managed by Managers that pursue any single type of investment strategy or a combination of strategies. In general, the majority of the hedge funds in which the Fund invests are expected to pursue an absolute return strategy that may blend directional and non-directional strategies, although the Advisors may choose to invest in other hedge funds in their sole discretion.

Non-Directional Strategies:

(a)	Relative Value — Seeks to profit from mispricing of financial instruments relative to each other or historical norms. These strategies utilize quantitative and qualitative analysis to identify securities or spreads between securities that deviate from their theoretical fair value and/or historical norms. Additionally, they are engineered to seek to profit if a particular instrument or spread returns to its theoretical fair value, and intend to generally avoid taking a directional bias with regard to the price movement of a specific company or market. To concentrate on capturing mispricings, these strategies often attempt to eliminate exposure to general market risks so that profits may be realized if and when the securities or instruments converge toward their theoretical fair value. This strategy typically attempts to isolate a specific mispricing by holding both long and short positions in related securities. In many cases, investment strategies seek to hedge exposure to primary directional risks such as parallel movements in interest rates, currencies and the movement of broad markets;
(b)	Event Driven — Concentrates on companies that are subject to corporate events such as mergers, acquisitions, restructurings, spin-offs, shareholder activism, or other special situations which alter a company’s financial structure or operating strategy. The prices of securities of the companies involved in these events are typically influenced more by the dynamics of the particular event or situation. Typically, these strategies rely on fundamental research that extends beyond the evaluation of the issues affecting a single company to include an assessment of the legal and structural issues surrounding the extraordinary event or transaction. In some cases, such as corporate reorganizations, the relevant Manager may actually take an active role in determining the event’s outcome. The intended goal of the investment strategies within the event driven strategy is to profit when the price of a security changes to reflect more accurately the likelihood and potential impact of the occurrence, or non-occurrence, of the extraordinary event;
(c)	Direct Sourcing — Enters into direct transactions to provide financing to institutions or individuals. The goal of the strategy is to garner profits from areas of the market that are under-served by larger financial institutions. Typically, these strategies rely on a Manager’s ability to source or access privately-structured deals as well as fundamental research specific to each respective deal. Investments may exhibit more limited liquidity relative to some publicly-sourced investments;

Directional Strategies:

(a)	Fundamental Long/Short — Involves buying or selling predominantly corporate securities believed to be overpriced or underpriced relative to their potential value. Investment strategies within the fundamental long/short discipline include long and short equity- or credit-based strategies that emphasize a fundamental valuation framework and equity active value strategies where an active role is taken to enhance corporate value. Long-short strategies typically involve buying securities, groups of securities, or overall markets (called “going long”) with the expectation that they will increase in value while simultaneously selling others (called “going short”) with the expectation that they will decrease in value. These strategies are often categorized by the proportion of the total portfolio held long vs. held short. When the majority of the portfolio is held long, the portfolio is characterized as “net long”. When the majority of the portfolio is held short, the portfolio is characterized as “net short”. When the long and short positions are relatively balanced, the portfolio is characterized as “market-neutral”. Fundamental long/short managers typically employ fundamental analysis, which evaluates the underlying determinants that affect the price of securities. Many investment strategies within the fundamental long/short discipline incorporate elements of both fundamental and technical analysis. The actual research process can be based on a bottom-up approach that first examines the factors affecting a single company or marketplace or a top-down approach that first analyzes the macroeconomic trends affecting a market or industry. These strategies may use leveraging or hedging to seek to enhance returns and/or manage risk, and a Portfolio Fund may invest in any type of long or short investment;
(b)	Directional Trading — Seeks to profit in changes from macro-level exposures, such as broad securities markets, interest rates, exchange rates and commodities.

As indicated, certain hedge funds in which the Fund may invest may pursue an absolute return strategy. Hedge funds that employ absolute return strategies generally attempt to provide relatively low or negative correlation to the equity markets and/or provide a positive absolute return in most market environments. In order to do this, hedge funds that pursue these strategies may use arbitrage-based strategies and hedging tools to minimize exposure to the direction of the equity markets. Several examples of absolute return strategies are:

■	Convertible Arbitrage. This strategy typically involves the purchase of a convertible debt or preferred equity instrument concurrent with the short sale of, or a short over-the-counter derivative position in, the common stock of the issuer of such debt instrument.
■	Merger Arbitrage. Merger arbitrage typically involves taking short and long positions in the stock of a company buying or being bought by another company upon the announcement of an acquisition offer. The investor will generally buy shares of the target and short shares of the acquirer in a stock for stock transaction, in expectation of profiting from the price differential between the purchase price of the securities and the value received for the securities as a result of or in expectation of the consummation of the event.
■	Event Driven Arbitrage. Event driven arbitrage typically involves investing in securities of companies facing a major corporate event. The goal is to identify securities with a favorable risk-reward ratio based on the probability that a particular event will occur. Such events include, but are not limited to, corporate events, such as restructurings, spin-offs and significant litigation.
■	Fixed Income Arbitrage. Fixed income arbitrage seeks to identify and exploit anomalous (typically based on historical trading ranges) spreads in the prices of functionally equivalent or substitutable securities.
■	Volatility Arbitrage. This strategy generally attempts to exploit anomalies in the pricing of volatilities in related assets. There are several well-defined related securities and/or asset classes that volatility arbitrage Managers monitor to determine when they are out of their historical trading ranges. By continually monitoring these relationships, the Manager can identify when the securities or asset classes trade out of their historical trading range.
■	Statistical Arbitrage. Statistical arbitrage strategies typically seek to profit from offsetting long and short positions in stocks or groups of related stocks exhibiting pricing inefficiencies that are identified through the use of mathematical models. The strategy identifies inefficiencies by comparing the historical statistical relationships between related pairs of securities (e.g. intra-industry or competitor companies). Once identified, the Manager will establish both long and short positions and will often utilize leverage as the identified discrepancies are usually very slight in nature.

The Fund may invest in hedge funds that employ any absolute return strategy, including, but not limited to, those listed above.

Other investment strategies pursued by hedge funds include:

■	Distressed Strategies. Managers that invest in distressed securities are generally active in the securities of companies that are experiencing financial distress, and typically these companies will have entered bankruptcy. Bankruptcy allows a company in default to restructure its liabilities. The process can be very opaque, complex and entail a high degree of uncertainty as investors, creditors and the courts work to define new stakes in the re-emerging (or liquidating) firm, or as the underlying company potentially works to make operational or structural changes to improve its competitiveness. Distressed strategies can follow a number of different approaches; however, this strategy commonly seeks to take advantage of discrepancies in the value of an ownership stake in a company before and after bankruptcy.
■	Credit Strategies. Credit securities provide a wide universe of opportunities given the outstanding size and variety of debt instruments and their price opacity relative to the equity market. In addition, the use of credit default swap instruments allow an alternative means to obtain short exposures to credit, opening up the possibility of selectively hedging credit exposures, or taking an bearish outlook on certain issues. Managers that employ credit strategies often invest in senior, mezzanine or junior debt, allowing them the potential to invest in the “fulcrum” security of a company — the security within a company’s capital structure likely to be impacted most favorably by a given development.

Managers that employ credit strategies use a variety of issuer profiles, according to each Manager’s respective investment thesis. They may invest in government-backed debt (sovereigns) to take advantage of macro-level developments or to reduce credit risk. They may invest in various syndicated corporate bonds that offer a range of liquidity and credit premium profiles. Managers may also purchase private bilateral loans, which can potentially offer a greater variety of custom terms and conditions, but may exhibit less liquidity. Managers may take exposure in attractive consumer borrower segments through collateralized credit pools, backed by such credits as mortgages, credit cards, loans, etc., which offer a greater level of complexity.

Managers that use credit strategies are generally required to judge the financial strength of an issuer; effectively value underlying collateral; and understand the potential risks and rewards of their position in the company’s capital structure in the event of reorganization or default.

■	Equity Selection Strategies. Equity selection strategies are generally akin to “stock picking,” where a Manager uses its expertise, proprietary models and technology to identify equity securities that the Manager views to be mispriced relative to their fundamental or “fair” value. Managers normally accomplish this objective using some combination of two approaches, generally referred to as “top-down” and “bottom-up” processes. A top-down approach generally considers the potential impact of trends or developments outside of a company on the value of its equity securities. On the other hand, a Manager using a bottom-up approach typically looks within a company, examining its assets/liabilities, operations, managerial decisions or internal developments that could impact its estimated value.
■	Global Macro Strategies. Macro strategies generally involve fundamental, discretionary, directional trading in currencies, commodities, bonds and equities. Portfolio Funds utilizing macro strategies invest in a wide variety of strategies and instruments, often assuming an aggressive risk posture. Most Portfolio Funds rely on macro-economic analyses to invest across countries, markets, sectors and companies, and have the flexibility to invest in numerous financial instruments. Futures, options and other derivative instruments are often used for hedging and speculation and the use of leverage varies considerably.
■	Managed Futures Strategies. The Fund may invest in Portfolio Funds that engage in speculative trading in the futures markets, options on commodity futures contracts or forward contracts. Such Portfolio Funds may trade portfolios of futures in U.S. and non-U.S. markets in an effort to capture passive risk premiums and/or attempt to profit from anticipated trends in market prices. Managed futures strategies generally rely on either technical or fundamental analysis (or a combination thereof) in making trading decisions and attempting to identify price trends. Such Portfolio Funds may attempt to structure a diversified portfolio of liquid futures contracts, including but not limited to stock, index, interest rate, metals, energy and agricultural futures markets. Managed futures funds generally have shorter-term investment horizons and more favorable liquidity terms than certain other Portfolio Funds in which the Fund may invest.
While the Fund may have one or more Portfolio Funds devoted to managed futures, the Fund does not intend on employing active trading in managed futures directly. Further, certain of the Portfolio Funds in which the Fund may invest may utilize futures and/or other derivatives to enhance portfolio performance or hedge certain risks. To the extent that a Portfolio Fund utilizes futures and/or other derivatives ancillary to its investment program, such futures will not be considered a separate investment strategy or asset class for the purposes of constructing the Fund’s asset allocation.

The Fund is free to invest in any hedge fund that it deems to be an attractive investment opportunity, regardless of size, Manager or any other factor. As a general matter, however, the Fund will typically limit investments in hedge funds to those that the Advisors believe: (i) are well established Managers that are recognized leaders within their investment disciplines; (ii) have strong team structures (rather than reliance on one or a few individual investment managers, which increases key person risk due to reliance on one or a few persons assigned to key investment or other organizational responsibilities); and (iii) are managed by investment teams that have developed sound practices throughout their organization with respect to investments, risk management and operations. In addition, the Advisors will take into account the hedge fund’s liquidity in the context of the Fund’s overall portfolio and anticipated cash flows as a key element within the context of developing a well-diversified portfolio. This approach may mean the Fund does not invest in less established hedge funds that may in some cases perform better than more established hedge funds. This approach may be detrimental to the investment performance of the Fund compared with what the performance would have been if the Fund did not follow such an approach. Furthermore, the Fund may be precluded from investing in certain Portfolio Funds, including hedge funds, due to its obligations or considerations under the 1940 Act or other laws, rules or regulations, and may be limited in the amount it can invest in the voting securities of Portfolio Funds. See “General Risks — Risks Relating to the Portfolio Funds — Limits on Investing in Portfolio Funds.”

Allocations to Portfolio Funds

The Fund will utilize the knowledge and experience of BAA, a business unit representing the hedge fund solutions platform for BlackRock, Inc., the ultimate parent of the Advisor, in determining the Portfolio Funds in which the Fund will invest. BAA will assess Portfolio Funds to determine an appropriate mix of investment strategies, asset classes, sectors and styles given the prevailing economic and investment environment. BAA will allocate assets to Portfolio Funds based upon, among other things, quantitative techniques and risk management guidelines that seek to maintain what the Advisors believe is an appropriate level of diversification. The Fund, however, is a non-diversified investment company under the 1940 Act, and thus, may concentrate its assets in fewer issuers than a fund that is organized as a “diversified” investment company under the 1940 Act. The Fund will seek to invest in Portfolio Funds that, in the aggregate, maintain exposure to a range of markets, national economies and the Portfolio Fund Strategies discussed, as well as others. In addition to seeking a level of diversification, the Advisors may focus on Portfolio Funds that emphasize certain Portfolio Fund Strategies that the Advisors believe are more likely to be profitable than others due to the Advisors’ assessment of prevailing market conditions. Based upon the number of available Portfolio Funds pursuing a given Portfolio Fund Strategy and the Advisors’ view of the investment potential and diversification benefits of such Portfolio Fund Strategy, certain of the Portfolio Funds selected by the Advisors may be allocated substantially larger portions of the Fund’s assets than other Portfolio Funds; provided, however, that the Fund limits the amount that can be directly or indirectly invested in any single Portfolio Fund to less than 8% of the Fund’s total assets measured at the time of investment, limits the amount that can be directly or indirectly invested in Portfolio Funds managed by any one Manager to less than 12% of the Fund’s total assets measured at the time of investment, and will use reasonable efforts to reduce the Fund’s combined direct and indirect positions to within these limits if the Fund’s combined direct and indirect positions in Portfolio Funds come to exceed these limits as of any Valuation Date. The Advisors conduct periodic reviews of each Portfolio Fund and make allocations and reallocations of assets based upon their evaluation of each Portfolio Fund’s strengths and weaknesses, changes in the investment strategies or capabilities of Portfolio Funds, changes in market conditions and performance. However, particularly with respect to Portfolio Funds with longer lock-up periods, reallocation based on views developed subsequent to investment may be limited or not possible.

Each Portfolio Fund will generally be selected based upon its investment strategy and trading styles, organizational depth, risk management techniques/processes, longevity and other criteria. In allocating assets to Portfolio Funds, the Advisors determine which investment strategies should be included in the Fund’s investment portfolio (based on an evaluation of market conditions) and the amount of the Fund’s assets to be allocated to such strategies. The types of Portfolio Funds available for investment by the Fund are expected to vary considerably over time, and the expertise of the Advisors in identifying and exploiting new opportunities is expected to result in a continually evolving set of investment strategies.

Manager Selection

The Advisors may take into account a number of factors when considering a Manager’s ability to manage assets using a particular investment strategy or strategies, including: the length of the Manager’s experience in that strategy; qualitative judgments of the Manager’s organizational structure, professional depth and stability, internal controls and risk management and valuation procedures; the Manager’s capacity to manage assets in that strategy; and quantitative analysis of the Manager’s historical performance. The selection process and criteria or emphasis placed on any particular criteria will vary depending on the asset class. The Fund expects that many, though not all, Managers will be registered with the Securities and Exchange Commission (“SEC”) pursuant to the Investment Advisers Act of 1940 (the “Advisers Act”) as a result of compliance with the Dodd-Frank Act and the rules promulgated pursuant thereto, although whether a Manager is registered with the SEC is not a material factor in its selection by the Advisors. The Fund may allocate assets to more than one Portfolio Fund sponsored by the same Manager, such as in the event that a Manager sponsors Portfolio Funds in various asset classes or if an existing Portfolio Fund is no longer open or available for direct investment by the Fund but the Manager is sponsoring a successor Portfolio Fund with the same or similar strategy.

In the aggregate, the Fund’s exposure through Portfolio Funds is expected to be to a broad array of securities and other financial instruments, including publicly-traded equity and debt, private and restricted securities, distressed investments, commodities, real estate and mortgage-related securities, other asset-backed securities, and various derivative instruments thereon or related thereto, such as futures, swaps and options. Issuers may be located in any country, in both developed and emerging markets. Financial instruments are continuously evolving and, subject to the requirements of the 1940 Act, the Fund may participate in such investments. The Portfolio Funds may in some cases hedge currency risks.

The Advisors anticipate that the number and identity of Portfolio Funds will vary over time, at the Advisors’ discretion, as a result of allocations and reallocations among existing and new Portfolio Funds and the performance of each Portfolio Fund as compared to the performance of the other Portfolio Funds. The Advisors may select new Portfolio Funds, or redeem or withdraw from Portfolio Funds, at any time without prior notice to, or the consent of, Members of the Fund.

Additional Methods of Investing in Portfolio Funds

The Fund typically invests directly in a Portfolio Fund by purchasing an interest in such Portfolio Fund. There may be situations, however, where a Portfolio Fund is not open or available for direct investment by the Fund. Such an instance may arise, for example, where the Fund’s proposed allocation does not meet a Portfolio Fund’s investment minimum. In these instances, the Advisors may determine that an indirect investment is the most effective or efficient means of gaining exposure to a Portfolio Fund. If so determined, the Fund may invest in the Portfolio Fund indirectly by purchasing a structured note or entering into a swap or other contract paying a return approximately equal to the total return of the Portfolio Fund. In each case, a counterparty would agree to pay to the Fund a return determined by the return of the Portfolio Fund, in return for consideration paid by the Fund equivalent to the cost of purchasing an ownership interest in the Portfolio Fund. Indirect investment through a swap or similar contract in a Portfolio Fund carries with it the credit risk associated with the counterparty. Indirect investments generally are subject to transaction and other fees, which reduce the value of the Fund’s investment. There can be no assurance that the Fund’s indirect investment in Portfolio Funds will have the same or similar results as a direct investment in the Portfolio Fund, and the Fund’s value may decrease as a result of such indirect investment. When the Fund makes an indirect investment in a Portfolio Fund by investing in a structured note, swap, or other contract intended to pay a return equal to the total return of such Portfolio Fund, such investment by the Fund may be subject to additional regulations. Alternatively, the Fund may seek to purchase an interest in a Portfolio Fund through a secondary market transaction involving an existing investor in such Portfolio Fund, although these acquisitions typically require consent of the general partner (or its equivalent) of the Portfolio Fund.

Indemnification

Investors in Portfolio Funds, such as the Fund, indemnify Portfolio Funds both directly and indirectly in connection with their investments. Investors in a Portfolio Fund generally indemnify the Portfolio Fund directly for breaches of the representations and warranties they make in the subscription agreement governing the terms of their investment in a Portfolio Fund. These representations and warranties are meant to help ensure ongoing Portfolio Fund compliance with the 1933 Act and the 1940 Act. Portfolio Fund general partners, Managers, directors, their affiliates and their respective owners, employees, officers and agents (“Covered Persons”), will generally not be liable to the Portfolio Fund or any investor in a Portfolio Fund for any act or omission taken, suffered or made by such Covered Person, except for certain specified conduct, which generally includes acts exhibiting bad faith, gross negligence or willful misfeasance (“Disabling Conduct”). Portfolio Funds will generally indemnify each Covered Person against all claims, damages, liabilities, costs and expenses, including legal fees, to which such Covered Person may be or become subject relating to or arising out of the activities of a Portfolio Fund, or otherwise relating to or arising out of the Portfolio Fund’s organizational documents that took place during the time such Covered Person was a director, officer, partner, member, manager, employee or shareholder of the Portfolio Fund, except to the extent that such claims, damages, liabilities, costs or expenses resulted from such person’s own Disabling Conduct. The investors in a Portfolio Fund ultimately bear the cost of such indemnification.

In general, an investor in a Portfolio Fund is directly liable to the Portfolio Fund for amounts owed pursuant to indemnification obligations in a subscription agreement. The potential liability pursuant to such indemnification may exceed an investor’s investment in a Portfolio Fund. For other matters, an investor in a Portfolio Fund, such as the Fund, solely by reason of being an investor in a Portfolio Fund, is liable for debts and obligations of the Portfolio Fund only to the extent of its interest in the Portfolio Fund, its obligation to return funds wrongfully distributed to it and its obligation to make payments pursuant to the next sentence. In order to meet a particular debt or obligation, an investor or former investor may be required to make additional contributions or payments up to, but in no event in excess of, the aggregate amount of returns of capital and other amounts actually received by it from the Portfolio Fund during or after the fiscal year to which such debt or obligation is attributable; provided, that any such additional contributions will generally be made by such investors or former investors, as applicable, on a pro rata basis. See “General Risks — Risks Related to Portfolio Funds — Indemnification of Portfolio Funds.”

Cash Strategies

As part of its normal operations, the Fund may hold cash, short-term debt securities or money market securities pending investments or when it expects to need cash to pay Members who tender their Units. The Fund may also invest in such securities in order to seek to achieve its investment objective.

Some of the strategies that may be employed by the Fund utilize derivatives that typically require a derivatives buyer to hold collateral against changes in the value of such derivatives. This collateral is generally required to be held in cash or cash equivalents (e.g., short term Treasury bills). To the extent the Fund is holding cash, whether due to collateral requirements or cash flows from subscriptions and repurchases, it is expected to be invested in cash or “cash-plus” strategies (i.e., strategies that seek to enhance the return on cash assets with minimal increase in risk). These strategies may vary depending on the particular opportunities available in the market at that time.

It is possible that in extreme market conditions the Fund may temporarily invest a significant portion or all of its assets in cash, short-term debt securities or money market securities. Such a temporary defensive strategy would be inconsistent with the Fund’s investment objective. The reason for acquiring such securities would be to avoid market losses. If market conditions improve, however, this strategy could result in reducing the potential gain from the market upswing, thus reducing the Fund’s opportunity to achieve its investment objective.

Strategic Transactions

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Fund may also purchase derivative instruments that combine features of these instruments or are developed from time to time. Additionally, the Fund may utilize short sales, margin and other techniques that may involve or be similar in effect to leverage. Collectively, all of the above are referred to as “Strategic Transactions.” The Fund may use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund’s portfolio, protect the value of the Fund’s portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, protect against changes in currency exchange rates, manage the effective maturity or duration of the Fund’s portfolio or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Fund may use Strategic Transactions to enhance total return, although the Fund will commit variation margin for Strategic Transactions that involve futures contracts in accordance with the rules of the Commodity Futures Trading Commission (“CFTC”).

In cases where the Fund enters into certain investments (e.g., financial futures contracts, foreign currency exchange contracts and swaps) or certain borrowings (e.g., reverse repurchase agreements) that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of the Fund’s future obligations under such investments or borrowings. Doing so allows the Fund to not treat the investment or borrowing as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations. Portfolio Funds are generally not registered under the 1940 Act, and thus are not subject to the 1940 Act’s limitations on the use of “senior securities”, or to the SEC staff’s related positions with respect to segregating or earmarking liquid assets in connection with the above-described types of investments and borrowings.

Borrowing by the Fund

The Fund may, but does not currently intend to, borrow money to purchase portfolio securities and for portfolio management purposes. This practice is known as “leverage.” The Fund may also borrow money to pay operating expenses, including, without limitation, investment management fees, and to fund repurchases of Units. The use of borrowings for investment purposes involves a high degree of risk and no assurance can be made that the Fund’s leveraging strategy, if the Fund decides to use leverage, will be successful.

If the Fund were to utilize leverage, it anticipates that the money borrowed for investment purposes will pay interest based on shorter-term interest rates that would be periodically reset. So long as the Fund’s portfolio provides a higher rate of return, net of expenses, than the interest rate on borrowed money, as reset periodically, the leverage may cause Members to receive a higher current rate of return than if the Fund were not leveraged. If, however, long-term and/or short-term rates rise, the interest rate on borrowed money could exceed the rate of return on securities held by the Fund, reducing returns to Members. Developments in the credit markets, such as the exceptional market conditions experienced during the 2007-2009 financial crisis, may adversely affect the ability of the Fund to borrow for investment purposes and may increase the costs of such borrowings, which would reduce returns to Members. Similarly, current and future developments in the credit markets, such as the volatility that resulted from S&P’s downgrade of the United States’ long-term sovereign credit rating from AAA to AA+ and the recent European debt crisis, could adversely affect the ability of the Fund to borrow and may increase the cost of borrowings, reducing returns to Members.

There is no assurance that a leveraging strategy, if the Fund decides to utilize leverage, will be successful. Leverage involves risks and special considerations for Members, including:

(a)	the likelihood of greater volatility of NAV of the Units than a comparable portfolio without leverage;
(b)	the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Fund must pay will reduce the return to Members;

(c)	the risk that leverage in a declining market is likely to cause a greater decline in the NAV of Units than if the Fund were not leveraged; and
(d)	the risk that leverage may increase operating costs, which may reduce total return.

Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by one or more lenders or by guidelines of one or more rating agencies, which may issue ratings for any short-term debt securities or preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Advisors do not believe that these covenants or guidelines will impede them from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies if the Fund were to utilize leverage. To the extent permitted by the Fund’s fundamental policy on borrowing (described below) and the 1940 Act, the Board may modify the Fund’s borrowing policies, including the purposes of borrowings, and the length of time that the Fund may hold portfolio securities purchased with borrowed money. The rights of any lenders to the Fund to receive payments of interest or repayments of principal may be senior to those of the Members.

Under the 1940 Act, the Fund is not permitted to issue senior securities if, immediately after such issuance, the Fund would have an asset coverage ratio (as defined in the 1940 Act) of less than 300% with respect to senior securities representing indebtedness or less than 200% with respect to senior securities representing preferred stock. The 1940 Act also provides that the Fund may not declare distributions, or purchase Units (including through tender offers) if, immediately after doing so, it will have an asset coverage ratio of less than 300% or 200%, as applicable. Under the 1940 Act, certain short-term borrowings (such as, for the purpose of meeting repurchase requests, for bridge financing of investments in Portfolio Funds or for cash management purposes) are not considered senior securities if (i) repaid within 60 days, (ii) not extended or renewed, and (iii) which are not in excess of 5% of the total assets of the Fund. These prohibitions with respect to senior securities generally do not apply to Portfolio Funds that are not registered under the 1940 Act.

While the Fund does not currently intend to borrow money to purchase portfolio securities and for portfolio management purposes, Portfolio Funds that the Fund invests in will likely do so. The use of leverage by the Fund or the Portfolio Funds can substantially increase the adverse impact of investment risks to which the Fund’s investment portfolio may be subject. See “General Risks—Risked Related to the Investment Strategy—Leverage Risk.”

Debt Finance

The Fund may enter into a credit facility, which it may use to finance its repurchases of Units and to bridge financing of investments in Portfolio Funds pending the acceptance of investor subscription funds. The Fund expects that, if it enters into such a facility, the credit facility provider will take security over the Fund’s assets and the agreements governing any credit facility typically will give the lender the right to terminate the credit facility at will or upon the occurrence of certain termination events. Such events may include, among others, failure to pay amounts owed when due, the failure to provide required reports or financial statements, a decline in the value of the Portfolio Funds or securities pledged as collateral, failure to maintain sufficient collateral coverage, failure to comply with investment guidelines, key changes in the Fund’s management or the Advisors’ personnel, a significant reduction in the Fund’s assets, material violations of the terms of, or representations, warranties or covenants under, the facility agreements as well as other events determined by the lender. If the Fund were to fail to meet its obligations under any such credit facility and a termination event were to occur, the lender would be entitled, in its sole discretion and without regard to the Fund’s investment objective, to liquidate the assets pledged as security. This could have a material adverse effect on the Fund and returns to Members. Furthermore, in selecting assets for liquidation, a lender will sell the most liquid assets, which could result in the remaining portfolio of assets being less diverse in terms of investment strategies, number of Managers or Portfolio Funds, liquidity or other investment considerations than would otherwise be the case. In addition, such agreement may impose restrictions on the type of investments made by the Fund.

There is no guarantee that any such credit facility will be available to the Fund on acceptable terms or at all or that, in the event that any initial facility terminates, an alternative facility will be available to the Fund on acceptable terms or at all. Furthermore, it is possible that the amount of borrowings available to the Fund under any such credit facility may be limited due to other amounts borrowed by other funds or separate accounts for which the Advisors provide investment management or investment advisory services (collectively, “Other BlackRock Funds”). As a result, it is possible that the Fund may be restricted from borrowing when it would otherwise like to borrow, even though it has a credit facility in place.

Any debt finance employed by the Fund is in addition to, and is not restricted by, the use of leverage by the Fund to achieve its investment objective. Any debt finance and leverage used by the Fund is separate from any debt finance or leverage used by Portfolio Funds, which may be substantial. See “General Risks—Risked Related to the Investment Strategy—Leverage Risk.”

Additional Investment Policies

Investment Restrictions

The investment objective of the Fund is not a fundamental policy and may be changed without a Member vote provided that Members will be given written notice of such change no later than concurrently with the Fund’s next tender offer. The Fund has, however, adopted certain fundamental investment restrictions which cannot be changed without the vote of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act. Under the 1940 Act, the vote of a majority of the outstanding voting securities means the vote, at a meeting of Members, of (i) 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) of more than 50% of the outstanding voting securities, whichever is less.

In applying the investment restrictions and other policies described in this Prospectus, the Fund will not (except as noted below) “look through” to the investments and trading activity of the Portfolio Funds, which may not be managed in accordance with the Fund’s investment restrictions or policies. In addition, if a percentage guideline, restriction or policy described herein is met at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets (including, for example, changes as a result of fluctuations in the value of the Fund’s portfolio securities, the liquidation of portfolio securities to fulfill repurchase requests (which the Board, in its sole discretion, authorized) or the payment of expenses) or resulting from corporate actions such as a reorganization, merger, liquidation or otherwise, unless otherwise stated in this Prospectus, will not constitute a deviation from the guideline, restriction or policy, and the Fund is not required to sell securities due to subsequent changes in the value of securities it owns or such corporate actions. Under the Fund’s fundamental investment restrictions, the Fund (unless otherwise stated) may not:

(1)	invest more than 25% of its total assets in the securities of issuers in any one industry, provided that securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt securities of governments or their political subdivisions will not be considered to represent an industry. For purposes of this restriction, the Fund will use the SEC’s “Standard Industrial Classification (SIC) Code” list for purposes of industry classification. Neither the Fund’s investments in Portfolio Funds generally nor its investments in Portfolio Funds following the same general strategy (e.g., global macro and distressed securities) are deemed to be an investment in a single industry;
(2)	underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the 1933 Act in the sale of its own securities or in connection with the disposition of portfolio securities;
(3)	make loans to other persons, except that the acquisition of debt and other credit securities of all types or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities and enter into repurchase agreements, dollar rolls and similar transactions consistent with applicable law;
(4)	issue senior securities or borrow money other than as permitted by the 1940 Act or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, securities lending, when issued and forward commitment transactions and similar investment strategies;
(5)	purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law, and the Fund may invest in Portfolio Funds that invest in commodities, contracts on commodities and commodity-linked securities; and
(6)	purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities (i) directly or indirectly secured by real estate or interests therein, (ii) of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts and real estate operating companies or (iii) issued by Portfolio Funds that invest in real estate or interests therein, and the Fund may acquire, hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such other assets.

The Fund may invest in Portfolio Funds that may concentrate their assets in one or more industries and in applying the Fund’s 25% limitation on investment in a single industry, the Fund will consider the investment policies of the Portfolio Funds with respect to specific industry concentrations or industry-oriented investment strategies. The Fund will not, however, and does not expect to have sufficient portfolio holdings information with respect to each Portfolio Fund’s underlying portfolio positions to, apply or monitor an industry concentration policy on a look-through basis.

The Fund intends to reserve its freedom of action with respect to short sales, purchasing securities on margin and the writing of put and call options. The Fund does not intend to limit the percentage amounts of assets to be devoted to such activities, except insofar as such percentage amounts may be limited by the Fund’s other investment policies and restrictions described in this Prospectus. Such activities, however, are subject to the asset coverage requirements of the 1940 Act, or asset segregation or earmarking requirements pursuant to positions of the SEC staff. See “Investment Strategies — Strategic Transactions” and “Borrowing by the Fund” above.

Futures Transactions

Effective December 31, 2012, the CFTC adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its net assets in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or if a fund markets itself as providing investment exposure to such instruments. Due to the Fund’s and Portfolio Funds’ potential use of CFTC Derivatives above the prescribed levels, the Fund will be considered a “commodity pool” under the Commodity Exchange Act. Accordingly, BlackRock Advisors, LLC will be required to register as a “commodity pool operator” and will be subject CFTC regulation. See “General Risks — Risks Related to the Fund — Legal, Tax and Regulatory Risks.” Pursuant to regulations and/or published positions of the SEC, the Fund may also be required to segregate, or designate on its books and records, cash or liquid assets in connection with futures transactions.

Investments in Non-Voting Securities

It is the Fund’s non-fundamental policy to purchase or otherwise acquire non-voting securities in Portfolio Funds where the Fund believes it is necessary or advisable to do so in order to avoid becoming subject to certain 1940 Act prohibitions with respect to affiliated transactions. The Fund does not intend to own 5% or more of the voting securities of any Portfolio Fund.

In implementing the foregoing policy, the Advisors will generally invest on behalf of the Fund and other clients of the Advisors or their affiliates (“Other Accounts”) in the voting securities of a Portfolio Fund until the aggregate holdings of the Fund and the Other Accounts in a Portfolio Fund reach a pre-determined threshold below 5% of the Portfolio Fund’s outstanding voting securities (within the meaning of the 1940 Act). Upon reaching this pre-determined threshold, the Advisors will consider whether to seek to convert the holdings of the Fund and all Other Accounts from voting securities to non-voting securities or to limit future purchases by the Fund and Other Accounts to non-voting securities, though the Advisors may also determine to invest on behalf of the Fund and Other Accounts in non-voting securities prior to reaching this pre-determined threshold or in the first instance. The Advisors will allocate the purchase or other acquisition of voting and non-voting securities in a manner that is fair and equitable to all clients.

The Fund believes that this approach will allow the Fund to manage its investment program in accordance with the Fund’s investment objectives, policies and restrictions without limitation due to potential affiliated person status resulting from the holding of voting securities of Portfolio Funds.

The Board has authorized the Advisors to implement the procedures set forth above. The Advisors will report periodically to the Board on the implementation of these procedures and on any proposed changes thereto. In implementing these procedures, the Advisors will seek to obtain non-voting securities in Portfolio Funds, but in the event the Advisors are unable to acquire non-voting securities in a Portfolio Fund, the Advisors will consider whether to waive certain voting rights in respect of that Portfolio Fund on behalf of the Fund and the Other Accounts. Any waiver may be undertaken as an irrevocable contractual agreement to automatically waive or limit the Fund’s and the Other Accounts’ ability to vote with regard to the election or removal of Portfolio Fund directors, or rights deemed to be the equivalent thereof under applicable SEC staff interpretations of the term “voting security.”

This policy of the Fund is non-fundamental, which means it can be changed by the Board without the consent of Members.

General Risks

The Fund’s investment program entails risk. There can be no assurance that the investment objective of the Fund or those of the Portfolio Funds in which the Fund invests will be achieved or that their investment programs will be successful. Certain risks associated with an investment in the Fund are set forth below.

Risks Related to the Fund

Limited Operating History. The Fund has a limited operating history and only has limited historical financial statements and other meaningful operating or financial data on which potential investors may base their evaluations of the Fund and its performance. An investment in the Fund is therefore subject to all of the risks and uncertainties associated with a new business, including the risk that the Fund will not achieve its investment objective and that the value of any potential investment in the Units could decline substantially as a consequence.

Non-Diversified Status. The Fund is a “non-diversified” investment company. Thus, there are no percentage limitations imposed by the 1940 Act on the percentage of the Fund’s assets that may be invested in the securities of any one issuer. Although the Advisors follow a general policy of seeking to spread the Fund’s capital among multiple Portfolio Funds and multiple other issuers with respect to its direct investments in securities, other than interests in Portfolio Funds, the Advisors may depart from such policy from time to time and one or more Portfolio Funds may be allocated a relatively large percentage of the Fund’s assets. As a consequence of a large investment in a particular Portfolio Fund, losses suffered by such Portfolio Funds could result in a larger reduction in the Fund’s NAV than if such capital had been more proportionately allocated among a larger number of Portfolio Funds. Additionally, although the Fund has a non-fundamental policy of limiting its direct and indirect investments in any single Portfolio Fund to less than 8% of the Fund’s total assets measured at the time of investment, limiting its direct and indirect investments in Portfolio Funds managed by any one Manager to less than 12% of the Fund’s total assets measured at the time of investment, and using reasonable efforts to reduce the Fund’s combined direct and indirect positions in Portfolio Funds to within these limits if such combined positions come to exceed these limits as of any Valuation Date, there can be no assurance that the Fund will be able to so reduce such combined positions and this policy may be changed by the Board without approval from Members.

Decision-Making Authority. Investors have no authority to make decisions or to exercise business discretion on behalf of the Fund, except as set forth in the Fund’s governing documents. The authority for all such decisions is generally delegated to the Board, who in turn, has delegated the day-to-day management of the Fund’s investment activities to the Advisors, subject to oversight by the Board.

Reliance on the Advisors. The success of the Fund is dependent on the expertise of the Advisors and their ability to select Portfolio Funds managed by successful Managers and to make direct investments in securities other than interests in Portfolio Funds. There can be no assurance that the Advisors will be successful in doing so. In addition, the Advisors are not required to devote their full time to the business of the Fund and there is no guarantee or requirement that any investment professional or other employee of the Advisors will allocate a substantial portion of his or her time to the Fund. The loss of one or more individuals involved with the Advisors could have a material adverse effect on the performance or the continued operation of the Fund. If the Advisors are removed, resign or otherwise no longer serve as the investment advisers of the Fund, a large number of the Fund’s investments in Portfolio Funds may be required to be liquidated or such Portfolio Funds may otherwise become unavailable to the Fund, which may have an adverse impact on the Fund’s investment performance.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Advisors and the Fund’s portfolio managers apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Reliance on Service Providers. The Fund relies upon the performance of service providers to perform various functions. In particular, the Advisors, the Administrator and the Custodian and their respective delegates, if any, perform services that are integral to the Fund’s operations and financial performance. Failure by any service provider to carry out its obligations to the Fund in accordance with the terms of its appointment, to exercise due care and skill, or to perform its obligations to the Fund at all as a result of insolvency, bankruptcy or other causes could have a material adverse effect on the Fund’s performance and returns to Members. The termination of the Fund’s relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt the business of the Fund and could have a material adverse effect on the Fund’s performance and returns to Members.

Information Technology Systems. The Fund is dependent on the Advisors for certain management services as well as back-office functions. The Advisors and the Managers depend on information technology systems in order to assess investment opportunities, strategies and markets and to monitor and control risks for the Fund and Portfolio Funds.

Information technology systems are also used to trade in the underlying investments of the Portfolio Funds. It is possible that a failure of some kind which causes disruptions to these information technology systems could materially limit the Advisors’ or a Manager’s ability to adequately assess and adjust investments, formulate strategies and provide adequate risk control. Any such information technology related difficulty could harm the performance of the Fund. Further, failure of the back-office functions of the Advisors to process trades in a timely fashion could prejudice the investment performance of the Fund.

Misconduct of Employees and of Service Providers. Misconduct or misrepresentations by employees of the Advisors, Managers or service providers could cause significant losses to the Fund. Employee misconduct may include binding the Fund or Portfolio Funds to transactions that exceed authorized limits or present unacceptable risks and unauthorized trading activities or concealing unsuccessful trading activities (which, in any case, may result in unknown and unmanaged risks or losses) or making misrepresentations regarding any of the foregoing. Losses could also result from actions by service providers, including, without limitation, failing to recognize trades and misappropriating assets. In addition, employees and service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm, including limiting the Fund’s or a Portfolio Fund’s business prospects or future marketing activities. Despite the Advisors’ due diligence efforts, misconduct and intentional misrepresentations may be undetected or not fully comprehended, thereby potentially undermining the Advisors’ due diligence efforts. As a result, no assurances can be given that the due diligence performed by the Advisors will identify or prevent any such misconduct.

Risks related to the Fund’s status as a RIC and the Fund’s investments in PFICs. The Fund has elected to be treated and intends to continue to qualify each year as a “regulated investment company” (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund will generally not be subject to corporate level income tax on any income and gains that it timely distributes to holders of its Units. To qualify and maintain its status as a RIC, the Fund must, among other things, meet certain source-of-income, asset diversification and annual distribution requirements. If the Fund fails to qualify as a RIC for any reason, it will be subject to U.S. federal income tax at regular corporate rates on all of its taxable income and gains. The resulting corporate taxes would materially reduce the Fund’s net assets and the amount of cash available for distribution to holders of the Units.

The Fund anticipates that substantially all of the Portfolio Funds in which it invests will be treated as “passive foreign investment companies” (“PFICs”) for U.S. federal income tax purposes. The Fund will be subject to certain risks associated with its strategy of investing in PFICs. For example, the special rules governing PFICs will require the Fund to recognize taxable income without a corresponding receipt of cash. Since the Fund will recognize taxable income without a corresponding receipt of cash by reason of investing in PFICs, the Fund will have greater difficulty satisfying its annual distribution requirements in order to qualify for taxation as a RIC. Even if the Fund remains qualified as a RIC, it will be subject to corporate level income and excise taxes on taxable income (and gain), including taxable income without a corresponding receipt of cash, that the Fund does not distribute to holders of its Units. Although the Fund intends to borrow funds or to redeem a sufficient amount of its investments in PFICs to meet the distribution requirements to maintain its qualification as a RIC and minimize U.S. federal income and excise taxes, no assurance can be given in this regard.

Any mark-to-market losses the Fund recognizes with respect to its investments in PFICs will be treated as ordinary losses. Any loss from the Fund’s actual sale of PFIC shares with respect to which the Fund has made a mark-to-market election will be treated as ordinary loss to the extent of any net (i.e., unreversed) mark-to-market gains included in the Fund’s gross income for prior taxable years with respect to such PFIC shares, and the balance of such loss (if any) will generally be treated as a capital loss. The Fund, however, would not likely get the benefit of any such capital loss, as a capital loss can only be used to offset a capital gain, and the Fund will not, under the PFIC mark-to-market rules, generate any capital gains with respect to its PFIC shares. Although a RIC is permitted to carry forward a net capital loss, a RIC is not permitted to carry forward a net operating loss. Accordingly, to the extent any mark-to-market PFIC losses, including losses from the Fund’s actual sales of PFIC shares, create or increase a net operating loss of the Fund for a given taxable year, the Fund will not realize any tax benefit from such PFIC losses because the Fund will not be allowed to carry forward such PFIC losses to offset taxable income in future taxable years. In addition, the Fund will be required to reduce its adjusted tax basis in its PFIC shares by the amount of mark-to-market PFIC losses even if the Fund realizes no tax benefit from such mark-to-market PFIC losses, which would be the case if such mark-to-market PFIC losses create or increase a net operating loss of the Fund. In this situation, the Fund’s future gross income will be increased (or its future loss will be decreased) by reason of any reduction of the Fund’s adjusted tax basis in its PFIC shares for such unusable mark-to-market PFIC losses. Thus, unusable mark-to-market PFIC losses and unusable losses from the Fund’s actual sales of PFIC shares produce the adverse tax result of double taxation to the Fund and thus holders of its Units.

For a more complete description of these and other tax considerations, see “Certain U.S. Federal Income Tax Considerations” below.

Legal, Tax and Regulatory Risks. Legal, tax and regulatory changes could occur that may materially adversely affect the Fund. For example, the regulatory and tax environment for derivative instruments in which the Advisors and Managers may participate is evolving, and changes in the regulation or taxation of derivative instruments may materially adversely affect the value of derivative instruments held by the Fund or a Portfolio Fund and the ability of the Fund or a Portfolio Fund to pursue its trading strategies. Similarly, the regulatory environment for leveraged investors and for hedge funds generally is evolving, and changes in the direct or indirect regulation of leveraged investors or hedge funds, including tax regulation applicable thereto, may materially adversely affect the ability of the Fund or a Portfolio Fund to pursue its investment objectives or strategies. In particular, in light of recent market events, Congress has held hearings regarding taxation and regulatory policy as it relates to leveraged investors, tax-exempt investors and hedge funds, and the SEC has recently engaged in a general investigation of hedge funds which has resulted in increased regulatory oversight and other legislation and regulation relating to hedge fund managers, hedge funds and funds of hedge funds. For example, during 2007, the SEC adopted new anti-fraud rules governing investment advisers to certain pooled vehicles (including certain hedge funds). More recently, registered products focused on alternative investments, such as the Fund, have reportedly become a focus of SEC inquiry. Such legislation or regulation could pose additional risks and result in material adverse consequences to the Portfolio Funds or the Fund and/or limit potential investment strategies that would have otherwise been used by the Managers or the Advisors in order to seek to obtain higher returns. The Portfolio Funds may be established in jurisdictions where no or limited supervision is exercised on such Portfolio Funds by regulators. In such jurisdictions, investor protection may be less efficient than if supervision were exercised by a regulator. If regulators were to adopt leverage limitations for hedge funds, these funds may not be able to earn the same returns they earned in the past.

Effective December 31, 2012, the CFTC adopted certain regulatory changes (the “CPO-CTA Rulemaking”) that subject registered investment companies and advisers to registered investment companies to regulation by the CFTC if a fund invests more than a prescribed level of its liquidation value in CFTC Derivatives, or if the fund markets itself as providing investment exposure to such instruments. As a result of the CPO-CTA Rulemaking, the Fund is no longer eligible for the exclusion contained in CFTC Rule 4.5 from the definition of “commodity pool operator”. Thus, additional CFTC-mandated disclosure, reporting and recordkeeping obligations now applies with respect to the Fund. Compliance with the CFTC’s new regulatory requirements could increase the Fund’s expenses, adversely affecting the Fund’s total return.

Also effective December 31, 2012, the CFTC repealed the exemption from commodity pool operator registration under Rule 4.13(a)(4), which many Managers previously relied upon. This rescission will likewise limit the ability of Portfolio Funds to use CFTC Derivatives (which in many cases are integral parts of such Portfolio Funds’ investment strategies) without requiring their Managers to register as commodity pool operators or seek to rely on another rule-based exemption or limitation with respect to commodity pool operator status, each of which would impose substantial additional regulatory and compliance burdens on such Managers and Portfolio Funds. The rescission of Rule 4.13(a)(4) may adversely affect Managers’ ability to manage the portfolios of their Portfolio Funds and to achieve their Portfolio Funds’ investment objectives.

The CPO-CTA Rulemaking also imposed additional reporting and disclosure obligations on commodity pool operators and this too may adversely affect the Fund’s ability to manage its portfolio and impair the Fund’s ability to achieve its investment objective, as well as the Managers’ ability to manage the portfolios of their Portfolio Funds and to achieve their Portfolio Funds’ investment objectives. The CPO-CTA Rulemaking may, in particular, substantially increase regulatory compliance costs for the Fund, the Advisors, the Portfolio Funds and the Managers, and could have significant adverse effects on the management of the Fund’s and Portfolio Funds’ portfolios that are currently unforeseeable. These developments could reduce returns to investors and could impair the Fund’s and the Portfolio Funds’ ability to achieve their investment objectives.

The Dodd-Frank Act. Congress has enacted sweeping financial legislation, the Dodd-Frank Act, signed into law by President Obama on July 21, 2010, regarding the operation of banks, private fund managers and other financial institutions, which includes provisions regarding the regulation of derivatives. Many provisions of the Dodd-Frank Act have been or will be implemented through regulatory rulemakings and similar processes over a period of time. The impact of the Dodd-Frank Act, and of follow-on regulation, on trading strategies and operations is impossible to predict, and may be adverse to participants in the financial markets. Practices and areas of operation subject to significant change based on the impact, direct or indirect, of the Dodd-Frank Act and follow-on regulation, may change in manners that are unforeseeable, with uncertain effects. By way of example and not limitation, direct and indirect changes from the Dodd-Frank Act and follow-on regulation have occurred and may continue to occur to a significant degree with regard to, among other areas, financial consumer protection, bank ownership of and involvement with private funds, proprietary trading, registration of investment advisers, and the trading and use of many derivative instruments, including swaps. It is possible that implementation of these measures, or any future measures, could potentially limit or completely restrict the ability of the Fund and the Portfolio Funds to use certain derivative instruments as a part of their investment strategies, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which the Fund and the Portfolio Funds engage in derivative transactions could also prevent the Fund and the Portfolio Funds from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments. There can be no assurance that such legislation or regulation will not have a material adverse effect on the Fund and the Portfolio Funds or will not impair the ability of the Fund and the Portfolio Funds to utilize certain derivatives transactions or achieve their investment objectives. In addition, Congress may address tax policy, which also could have uncertain direct and indirect impact on trading and operations, as well as, potentially, operations and structure of the Fund and/or Portfolio Funds, and the SEC has engaged in a general investigation of private funds, which has resulted in increased regulatory oversight and other legislation and regulation relating to private fund managers, private funds and funds of hedge funds.

Further, the Dodd-Frank Act created the Financial Stability Oversight Council (“FSOC”), an interagency body charged with identifying and monitoring systemic risks to financial markets. The FSOC has the authority to require that non-bank financial companies that are “predominantly engaged in financial activities,” such as the Fund, BlackRock, Inc., the Advisors, Portfolio Funds and Managers, whose failure it determines would pose systemic risk, be placed under the supervision of the Board of Governors of the Federal Reserve System (“Federal Reserve”). The FSOC has the authority to recommend that the Federal Reserve adopt more stringent prudential standards and reporting and disclosure requirements for non-bank financial companies supervised by the Federal Reserve. Such disclosure requirements may include the disclosure of the identity of investors in private funds such as the Portfolio Funds. The FSOC also has the authority to make recommendations to the Federal Reserve on various other matters that may affect the Fund and/or Portfolio Funds, including requiring financial firms to submit resolution plans, mandating credit exposure reports, establishing concentration limits and limiting short-term debt. The FSOC may also recommend that other federal financial regulators impose more stringent regulation upon, or ban altogether, financial activities of any financial firm that poses what it determines are significant risks to the financial system. In the event that the FSOC designates the Fund or a Portfolio Fund as a systemic risk to be placed under the Federal Reserve’s supervision, the Fund or a Portfolio Fund could face stricter prudential standards, including risk-based capital requirements, leverage limits, liquidity requirements, concentration requirements, and overall risk management requirements, among other restrictions. Such requirements could hinder the Fund’s and/or a Portfolio Fund’s ability to meet its investment objective and may place the Fund or a Portfolio Fund at a disadvantage with respect to its competitors. Likewise, in the event that the FSOC designates BlackRock, Inc. or the Advisors as a systemic risk to be placed under the Federal Reserve’s supervision, it or they could face stricter prudential standards, including risk-based capital requirements, leverage limits, liquidity requirements, concentration requirements and overall risk management requirements, among other restrictions, all of which could also hinder the Fund’s ability to meet its investment objective and may place the Fund at a disadvantage with respect to its competitors.

Private Portfolio Funds and their Managers may also face additional reporting and recordkeeping requirements under the Dodd-Frank Act. Under the Dodd-Frank Act, advisers to private funds are subject to new systemic risk reporting requirements on the SEC’s Form PF and/or the CFTC’s Form CPO-POR. Private Portfolio Funds’ compliance with the new systemic risk reporting requirements may indirectly increase the Fund’s expenses.

Additionally, BlackRock is, for purposes of the Bank Holding Company Act of 1956, as amended, and any rules or regulations promulgated thereunder from time to time (the “BHC Act”), a subsidiary of The PNC Financial Services Group, Inc. (“PNC”), which is subject to regulation and supervision as a “financial holding company” (an “FHC”) by the Federal Reserve. The “Volcker Rule” contained in Section 619 of the Dodd-Frank Act will limit the ability of “banking entities,” which would include BlackRock by virtue of its relationship with PNC, to sponsor, invest in or serve as investment manager of certain private investment funds. On December 10, 2013, U.S. financial regulators adopted final regulations (the “Final Regulations”) to implement the statutory mandate of the Volcker Rule. Pursuant to the Dodd-Frank Act, the Volcker Rule’s effective date was July 21, 2012 and the Final Regulations became effective on April 14, 2014; however, concurrent with the adoption of the Final Regulations the Federal Reserve granted a statutorily permitted conformance period, essentially making the effective date of the Volcker Rule and the Final Regulations July 21, 2015. Under the Volcker Rule and the Final Regulations, it is possible that the Fund could be considered a “banking entity” due to BlackRock’s relationship with the Fund, which result could subject the Fund itself to regulation under the Volcker Rule and the Final Regulations and therefore have a material adverse effect on the Fund’s ability to accomplish its investment objective, and could render the continued existence and operation of the Fund impractical.

The Volcker Rule and the Final Regulations could have a significant negative impact on BlackRock, the Advisors and the Fund. BlackRock may attempt to take certain actions to lessen the impact of the Volcker Rule, although no assurance can be given that such actions would be successful and no assurance can be given that such actions would not have a significant negative impact on the Fund. Upon the end of the applicable conformance period, BlackRock’s relationship with PNC may require BlackRock to curtail some or all of the Fund’s activities with respect to PNC (if any). Further, BlackRock may be required to reduce or eliminate its investment in the Fund, which in turn could result in BlackRock seeking to participate in the Fund’s planned repurchase offers or seeking to transfer all or a portion of its investment in the Fund to a third party. Any such participation by BlackRock in the Fund’s planned repurchase offers would reduce the amount of capacity available for other Members tendering shares into such a repurchase offer and could result in the illiquidity of the Fund’s portfolio increasing faster than it otherwise might if BlackRock did not participate in such repurchase offers (e.g., BlackRock’s participation in repurchase offers to address regulatory issues raised by the Volcker Rule and the Final Regulations could result in the Fund having net repurchases when it might otherwise not). See “— Risks Related to an Investment in the Units—Repurchases of Units; Liquidation Scenarios.” Additionally, a transfer by BlackRock of all or a portion of its investment in the Fund to a third party could result in such third party being in a position to have voting control over the Fund or influence the management of the Fund through such ownership, which may be significant. It is uncertain when BlackRock would have to make any such determination to reduce or eliminate its investment in the Fund, or over what time period such reduction or elimination would have to take place; however, it could be at any time prior to July 21, 2015. If the Board determines that compliance with the Volcker Rule and the Final Regulations could render the continued existence and operation of the Fund impractical, the Board may, in its sole discretion, decide to liquidate and dissolve the Fund. See “ — Risks Related to an Investment in the Units—Repurchases of Units; Liquidation Scenarios” and “ — Risks Related to an Investment in the Units—Effect of Liquidation on Investment Objective.”

The implementation of the Dodd-Frank Act could also adversely affect the Advisors, the Managers, the Fund and the Portfolio Funds by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny and the implementation of enhanced and new regulatory requirements may increase the Advisors’, the Managers’, the Fund’s and the Portfolio Funds’ exposure to potential liabilities, and in particular liabilities arising from violating any such enhanced and/or new regulatory requirements. Increased regulatory oversight could also impose administrative burdens on the Advisors, the Managers, the Fund and the Portfolio Funds, including, without limitation, responding to investigations and implementing new policies and procedures. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and the Advisors, the Managers, the Fund and the Portfolio Funds may be affected by the new legislation and regulation in ways that are currently unforeseeable.

Bank Holding Company Act of 1956. Each of BlackRock and the Advisors is, for purposes of the BHC Act, a subsidiary of PNC, which is subject to regulation and supervision as an FHC by the Federal Reserve. Because the Advisors may be deemed to exercise corporate control over the Fund for purposes of the BHC Act, each of the Fund, the Advisors and BlackRock intends to comply with the investment and activities restrictions that would generally be applicable to PNC as an FHC.

Under the BHC Act, an FHC and its affiliates may engage in, and may acquire interests in, or control of, companies engaged in, among other things, a wide range of activities that are “financial in nature,” including certain banking, securities, investment management, merchant banking and insurance activities. Other activities may be limited or prohibited under the BHC Act. Any failure by PNC to qualify as an FHC under the BHC Act could result in restrictions on the activities or investments of the Fund.

BlackRock generally expects substantially all of the Fund’s investments to qualify under the BHC Act as: (i) permissible so-called “nonbanking” investments (including loans, nonvoting nonconvertible debt securities, certain derivatives and passive investments in less than 5% of any class of voting securities and less than one third of the equity of an issuer); (ii) investments in portfolio companies that conduct solely nonbanking “financial” activities; or (iii) so-called “merchant banking” investments. All such qualifying investments may be made by an FHC without regulatory approval.

BlackRock generally anticipates that BlackRock and PNC will be able to treat the Fund as making so-called “merchant banking” portfolio investments for purposes of the BHC Act. The Federal Reserve’s current regulations governing the merchant banking activities of an FHC are complex, but as applied to investments typically expected for the Fund would: (i) restrict involvement by the Fund, the Advisors, BlackRock or PNC in the routine management and operation of a Fund investment through officer or employee interlocks, contractual provisions or other means; (ii) impose a 10-year maximum holding period on each merchant banking portfolio investment by the Fund; (iii) restrict lending by PNC’s subsidiary banks to the Fund and to any Fund investment; (iv) limit other transactions by PNC’s subsidiary banks with such Fund investment; (v) limit cross-marketing between PNC’s subsidiary banks and such Fund investment; and (vi) apply certain record-keeping and reporting and policy and procedural requirements to investments by the Fund.

To ensure compliance with the merchant banking requirements of the BHC Act, neither the Advisors nor the Fund will be involved in the routine management and operation of Fund investments. As a result, no officer or employee of BlackRock or the Advisors will be permitted to serve as an officer, manager or employee of any Fund investment. In addition, the Advisors do not expect that any investment in Fund investments would exceed the maximum holding period for merchant banking investments.

Merchant banking investments may be subject to various monitoring, reporting and other regulatory requirements under the BHC Act. These requirements may be greater with respect to investments over which the Fund, BlackRock or PNC are deemed to have control or a significant influence. Although the regulations are complex, such control could be attributed when the Fund and other clients of BlackRock or PNC, in aggregate, owned 25% or more of a Fund investment. Such control attributions could result in investment restrictions applying to the Fund investment. In addition, investments in U.S. banking institutions may require Federal Reserve approval. BlackRock and the Fund may structure, limit or divest any Fund investment in order to ensure compliance with these requirements. Such steps may result in less control or supervision of a Fund investment than would otherwise be desirable or may otherwise adversely affect the Fund and other clients of BlackRock or PNC. When such steps are taken in circumstances that involve investors associated with the Advisors, BlackRock or PNC, such adverse effects may apply disproportionately to the Fund because such other associated investors may not be required to take similar steps.

Aside from the authority to make merchant banking investments, the Advisors, BlackRock and the Fund may be able to rely on other statutory and regulatory provisions in order to maintain compliance with the BHC Act. The Advisors reserve the right to rely on any such applicable exemptions and to take all reasonable steps deemed necessary, advisable or appropriate to comply with the BHC Act. The BHC Act and Federal Reserve regulations and interpretations thereunder may be amended over the term of the Fund.

Risks Associated With Recent Market Events. In the recent past, the debt and equity capital markets in the United States were negatively impacted by significant write-offs in the financial services sector relating to sub-prime mortgages and the repricing of credit risk in the broadly syndicated market, among other things. These events, along with the downgrade to the United States credit rating, deterioration of the housing market, the failure of major financial institutions and the resulting United States federal government actions led in the recent past, and may lead in the future, to worsening general economic conditions, which did, and could, materially and adversely impact the broader financial and credit markets and reduce the availability of debt and equity capital for the market as a whole and financial firms in particular. These events adversely affected (and could adversely affect in the future) the willingness of some lenders to extend credit in general, which may have made it (and could make it in the future) more difficult for issuers of fixed income securities to obtain financings or refinancings for their investment or lending activities or operations. There is a risk that such issuers would be unable to successfully complete such financings or refinancings. In particular, because of the current conditions in the credit markets, issuers of fixed income securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue. These events may increase the volatility of the value of securities owned by the Fund or Portfolio Funds and/or result in sudden and significant valuation increases or decreases in its portfolio. These events also may make it more difficult for the Fund or Portfolio Funds to accurately value their securities or to sell its securities on a timely basis. In addition, illiquidity and volatility in the credit markets may directly and adversely affect the ability of Fund or Portfolio Funds to borrow money for investment purposes. These events adversely affected the broader economy and may continue to do so, which may adversely affect the ability of issuers of securities owned by the Fund or Portfolio Funds to make payments of principal and interest when due, lead to lower credit ratings and increase defaults. There is also a risk that developments in sectors of the credit markets in which the Fund or Portfolio Funds do not invest may adversely affect the liquidity and the value of securities in sectors of the credit markets in which the Fund or Portfolio Funds do invest, including securities owned by the Fund and Portfolio Funds.

While the extreme volatility and disruption that U.S. and global markets experienced for an extended period of time beginning in 2007 and 2008 has generally subsided, uncertainty and periods of volatility remain, and risks to a robust resumption of growth persist. In 2010, several European Union (“EU”) countries, including Greece, Ireland, Italy, Spain and Portugal, began to face budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the Euro and the accompanying coordination of fiscal and wage policy among European Monetary Union (“EMU”) member countries. Recent downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to certain interest rates and the decision to begin tapering its quantitative easing policy, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Market volatility, rising interest rates and/or a return to unfavorable economic conditions could impair the Fund’s or Portfolio Funds’ ability to achieve their investment objectives.

General market uncertainty and consequent repricing of risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of securities and significant and rapid value decline in certain instances. Additionally, periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. These conditions resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market conditions may make valuation of some of the Fund’s or Portfolio Funds’ securities uncertain and/or result in sudden and significant valuation increases or decreases in its holdings. If there is a significant decline in the value of the Fund’s portfolio, this may impact the asset coverage levels for any of the Fund’s outstanding leverage.

Regulation and Government Intervention Risk. The recent instability in the financial markets discussed above has led the U.S. Government and certain foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity, including through direct purchases of equity and debt securities. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the issuers in which the Fund invests in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund or Portfolio Funds are regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

In connection with an ongoing review by the SEC and its staff of the regulation of investment companies’ use of derivatives, on August 31, 2011 the SEC issued a concept release to seek public comment on a wide range of issues raised by the use of derivatives by investment companies. The SEC noted that it intends to consider the comments to help determine whether regulatory initiatives or guidance are needed to improve the current regulatory regime for investment companies and, if so, the nature of any such initiatives or guidance. While the nature of any such regulations is uncertain at this time, it is possible that such regulations could limit the implementation of the Fund’s use of derivatives, which could have an adverse impact on the Fund. The Advisors cannot predict the effects of these regulations on the Fund’s portfolio. The Advisors intend to monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Certain lawmakers support an increase in federal revenue as a component of a plan to address the growing federal budget deficit. Also, comprehensive federal tax reform is the subject of political attention.

In the aftermath of the recent financial crisis, there appears to be a renewed popular, political and judicial focus on finance related consumer protection. Financial institution practices are also subject to greater scrutiny and criticism generally. In the case of transactions between financial institutions and the general public, there may be a greater tendency toward strict interpretation of terms and legal rights in favor of the consuming public, particularly where there is a real or perceived disparity in risk allocation and/or where consumers are perceived as not having had an opportunity to exercise informed consent to the transaction. In the event of conflicting interests between investors holding shares of a closed-end investment company, such as the Fund, and a large financial institution, a court may similarly seek to strictly interpret terms and legal rights in favor of investors.

Significant Financial Intermediaries. To the extent that substantial numbers of investors have a relationship with a particular financial intermediary, such financial intermediary may have the ability to influence investor behavior, which may affect the Fund. To the extent that such financial intermediary exercises collective influence over such investors’ decisions to request repurchase of Units, the Fund may make larger tender offers than would otherwise be the case. Substantial acceptance of the Fund’s offers to repurchase Units could require the Fund to liquidate certain of its investments more rapidly than otherwise desirable in order to raise cash to fund the repurchases and achieve a market position appropriately reflecting a smaller asset base. This could have a material adverse effect on the performance of the Fund and the value of the Units.

Similarly, if such financial intermediaries exercise collective influence over such investors’ voting of such Units, they could, subject to compliance with SEC rules and state law, change the composition of the Board, which in turn could lead to a change in the Advisors to the Fund. If effected, such changes could have a material adverse effect on the performance of the Fund and the value of the Units.

ERISA Matters. Most pension and profit sharing plans, IRAs and other tax-advantaged retirement funds are subject to provisions of the Code, ERISA or both, which may be relevant to a decision whether such an investor should invest in the Fund. There may, for example, be issues whether such an investment is “prudent” or whether it results in “prohibited transactions.” Legal counsel should be consulted by such an investor before investing in the Fund.

Anti-Takeover Provisions in the LLC Agreements. The Fund’s LLC Agreement includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could deprive the Members of opportunities to sell their Units at a premium over NAV.

Government Investigations. Aggressive insider trading probes by federal authorities, including the SEC and the Department of Justice are ongoing. These investigations appear to focus on the managers of pooled investment vehicles, such as hedge funds and mutual funds. The implication of any of the Managers in an insider trading probe is likely to have an immediate and material adverse effect on such Managers and may result in investors seeking to redeem en masse from any such Manager’s Portfolio Funds, thereby materially impairing the value and liquidity of the Fund’s positions in such Portfolio Funds. Any such mass redemption requests are likely to result in Managers liquidating Portfolio Funds’ holdings at inopportune times and/or prices and are likely to result in suspensions of redemptions and/or the imposition of redemption gates.

Risks Related to an Investment in the Units

General. An investment in the Units carries the risk of loss of capital. An investment in the Units represents an indirect investment in the securities or Portfolio Fund interests owned by the Fund, and the value of these securities and interests, and in turn, the Units, will move up or down, sometimes rapidly and unpredictably. Members may receive back less than the value of their initial investment or could even lose all of their investment.

Liquidity of Units. The Fund has been established as a closed-end management investment company designed primarily for long-term investors and is not intended to be a trading vehicle. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV. In order to be able to meet daily redemption requests, mutual funds are subject to more stringent liquidity requirements than closed-end funds. In particular, a mutual fund generally may not invest more than 15% of its net assets in illiquid securities, while a closed-end fund, such as the Fund, may invest all or all or substantially all of its assets in illiquid investments (as is the Fund’s investment practice). The Advisors believe that investment opportunities exist in the market for Portfolio Funds, which are generally illiquid.

Members will have no right to have their Units redeemed or, because the Fund is not an “interval fund” within the meaning of Rule 23c-3 under the 1940 Act, repurchased by the Fund at any time. While the Fund expects to offer to repurchase Units from Members from time to time, no assurance can be given that these repurchases will occur as scheduled or at all because repurchases, including the amounts thereof, will be conducted at the sole discretion of the Board. The Fund may be less likely to conduct tenders during periods of exceptional market conditions or when Portfolio Funds suspend redemptions. Accordingly, there may be years in which no tender offer is made and Members may be unable to realize their investment at NAV or at all.

No market currently exists for the Units. The Units are not and will not be listed on any national securities exchange, and the Fund does not anticipate that a secondary market will develop for the Units. None of the Fund, the Advisors, the Distributor or the financial intermediaries intends to make a market in the Units and the Units are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the LLC Agreement. The Units are appropriate only for those investors who do not require a liquid investment and who are aware of the substantial risks involved in investing in the Fund. The Fund is not an appropriate investment for investors who desire the ability to reduce their investment to cash on a timely basis.

Repurchases of Units; Liquidation Scenarios. The Fund may, from time to time, offer to repurchase Units pursuant to written tenders by Members. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. There can be no assurance that the Board will authorize any tender offers and, as a result, there can be no assurance that Members will be provided with any liquidity in respect of their investment in the Fund. Moreover, the Fund may tender for fewer Units than investors may wish to sell, resulting in the proration of investor repurchases. The Units are appropriate only for those investors who do not require a liquid investment and who are aware of the substantial risks involved in investing in the Fund. The Fund is not an appropriate investment for investors who desire the ability to reduce their investment to cash on a timely basis.

There will be a substantial period of time between the date as of which Members must accept the Fund’s offer to repurchase their Units and the date such Members can expect to receive payment for their Units from the Fund. During this period investors will be subject to the risk that the Fund becomes unable to meet its obligations. Members whose Units are accepted for repurchase bear the risk that the Fund’s NAV may fluctuate significantly between the time that the Fund accepts such Units for repurchase and the date as of which such Units are valued for purposes of such repurchase. Members will have to decide whether to accept the Fund’s offer to repurchase its Units without the benefit of having current information regarding the value of the Units on a date proximate to the date on which the Units are valued by the Fund for purposes of effecting such repurchases. Payment for repurchased Units in the Fund may require the liquidation of investments in Portfolio Funds or securities earlier than the Advisors would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. Such liquidations may also cause the Fund to sell its more liquid investments, which may reduce the ability of the Fund to conduct future tender offers and may result in the Fund selling investments at inopportune times or at times prior to when the Advisors believe the Fund may be able to realize the best return on such investments. Additionally, because such liquidations may cause the Fund to sell its more liquid investments, Members who choose not to tender into one of the Fund’s repurchase offers will hold investments in a Fund whose portfolio may become increasingly illiquid, particularly in a situation where the Fund experiences net repurchases (i.e., repurchases exceed subscriptions). As the Fund’s portfolio becomes more illiquid, the Fund’s portfolio may become harder to value and it may become harder for the Fund to dispose of its investments at prices the Advisors believe reflect their fair value, resulting in losses to the Fund and its Members. See “ — Risks Related to Portfolio Funds — Portfolio Valuation”, below.

In a scenario where the Fund’s portfolio is becoming increasingly illiquid, the Board may determine not to make repurchase offers and/or may determine that it is in the best interests of the Fund and its Members to liquidate and dissolve the Fund. Pursuant to the Fund’s LLC Agreement, the dissolution of the Fund requires the affirmative vote of at least 80% of the Fund’s Directors. If the Board were to vote to dissolve and liquidate the Fund in such a scenario, the Fund’s portfolio would likely be substantially illiquid and the Advisors would not likely be able to liquidate the Fund’s remaining assets in a short period of time. Rather, the Fund’s assets would likely be liquidated over an extended period of time, which could amount to several years or longer and, during such a liquidation period, Members remaining in the Fund — i.e., Members who had not tendered their Units for repurchase prior to the Board’s determination to suspend tender offers and/or dissolve the Fund — would be subject to, among other risks, (i) the risk that these remaining assets may fluctuate in value prior to their ultimate disposition, (ii) the risk that the Fund may not realize what it believes to be the optimal value for such assets upon their disposition, (iii) the risk that the Fund may be forced to dispose of assets at a loss or may not be able to realize any significant profit from the investment position, and (iv) the risk that the Fund may lose the entire value of an investment upon its disposition. Additionally, the Fund may choose to hold its remaining assets in a liquidating trust or other similar vehicle, and the value of such assets would further be reduced by any expenses incurred by such liquidating trust. Moreover, it is likely that any assets remaining in the Fund or a liquidating trust (or similar vehicle) after an initial round of liquidation will be substantially illiquid and subject to transfer restrictions that may, among other things, require the Fund or the liquidating trust to hold such assets for an indefinite period of time. In such a liquidation scenario (including during any prior period in which the Board does not conduct periodic tender offers), Units will be entirely illiquid, and Members should expect to have to bear the risks of having invested in the Fund for an indefinite period of time, should not expect to receive cash liquidating distributions within any set period of time or on a regular basis, and should not expect to realize the full NAV per Unit of the Fund on the date the Board determines to not approve a tender offer or to dissolve the Fund.

Distributions In-Kind. The Fund has the right to distribute securities as payment for repurchased Units in certain limited circumstances, including where the Fund receives an in-kind distribution from Portfolio Funds of transferable securities that the Fund cannot liquidate itself prior to making the distribution. In the event that the Fund makes such an in-kind distribution of securities, Members will bear any risks of the distributed securities and may be required to pay a brokerage commission or other costs in order to dispose of such securities.

Subscription Risk. An investor will become a Member of the Fund as of the first Business Day of a calendar month (the “Membership Date”). The Fund, however, will accept an investor’s subscription at least two Business Days prior to the applicable Membership Date (the “Subscription Date”). The investor will not become a Member of the Fund and will have no other rights (including, without limitation, any voting rights) under the Fund’s LLC Agreement until the Membership Date. An investor will only become a Member of the Fund, and begin to participate in the Fund’s returns, on the Membership Date. The number of Units to be received by a Member in respect of any subscription will be based on the net asset value of a Unit determined as of the close of business on the last Business Day of the calendar month preceding the Membership Date in respect of such subscription. An investor’s subscription amount will be credited to the Fund’s account on the Subscription Date, although the number of Units denominating the subscription amount may not be determined until approximately 25 days after the Membership Date in respect of such subscription and the Member will not become a Member of the Fund in respect of such Units and will have no other rights (including, without limitation, any voting rights) under the Fund’s LLC Agreement in respect of such Units until the Membership Date in respect of such additional subscription. Between the time the Fund accepts an investor’s subscription on a Subscription Date, and a Membership Date when the investor becomes a Member of the Fund, such investor will not participate in the Fund’s returns and will be treated as a general unsecured creditor of the Fund with respect to the applicable subscription amount.

Effect of Additional Subscriptions. The Fund will accept additional subscriptions for Units, and such subscriptions will dilute the interest of existing Members in the Fund’s investment portfolio, which could have an adverse impact on the value of existing Members’ Units.

Effect of Liquidation on Investment Objective. If the Fund is in the process of a complete liquidation pursuant to its LLC Agreement, in order to effect an orderly liquidation of the Fund’s assets, the Fund may not comply with the investment objective described in this Prospectus during liquidation. The Fund would not expect, and will not be required, to comply with the investment guidelines described in this Prospectus during any such liquidation. In addition, the timing of liquidating distributions will be based in large part on the Fund’s ability to withdraw from Portfolio Funds. Since certain Portfolio Funds may impose significant restrictions on withdrawal (including without limitation, minimum holding periods, infrequent withdrawal dates, holdbacks, gates and the segregation of assets by the Portfolio Funds through the use of side-pockets), and other Portfolio Funds may have suspended, delayed or otherwise limited redemptions, investors may not receive final liquidating distributions for a significant period of time following a determination to wind up the Fund, potentially several years or longer. During such time, the investors will continue to be exposed to the risks associated with holding Units in the Fund and the value of the Units remaining outstanding will continue to fluctuate with the value of the Portfolio Funds. In addition to liquidation of the Fund, the risks described above will also apply if the Advisor determines, in its sole discretion, to cease the Fund’s operations, and the Fund compulsorily repurchases all investors’ Units.

Investment in the Fund is Not Suitable for All Investors. An investment in the Fund is not appropriate for all investors and is not intended to be a complete investment program. An investment in the Fund should be made only by investors who understand the nature of the investment and do not require more than extremely limited liquidity in this investment. An investor could incur substantial, or even total, losses on an investment in the Fund. The Units are suitable only for persons willing to accept this high level of risk and limited liquidity.

Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future, as inflation decreases the value of money. As inflation increases, the real value of the Units and any distributions on those Units can decline. In addition, during any periods of rising inflation, interest rates on any borrowings by the Fund would likely increase, which would tend to further reduce returns to Members. Inflation risk may also affect the real value of the Fund’s investments in securities or Portfolio Funds. Deflation may have an adverse effect on the creditworthiness of issuers and may increase the likelihood of issuer default, which may result in a decline in the value of the Fund’s portfolio.

Risks Related to the Investment Strategy

This section discusses risks relating to the types of investment strategies that are expected to be utilized by the Fund or by the Portfolio Funds. It is possible that Portfolio Funds or the Fund will use an investment strategy that is not described below, and any such investment will be subject to its own particular risks. For purposes of this discussion, risks related to the activities of the Advisors and the Fund should generally be interpreted to also include the activities of Managers and Portfolio Funds, and risks related to the activities of Managers and Portfolio Funds should generally be interpreted to also include the activities of Advisors and the Fund.

The Investment Program is Speculative and Entails Substantial Risks. All securities investing and trading activities risk the loss of capital. No assurance can be given that the Fund’s investment objective will be achieved or that the performance of the Fund will be positive over any period of time. Many of the Portfolio Funds may use leverage, engage in short sales and derivative transactions, maintain concentrated portfolios, invest in illiquid securities or pursue other speculative and risky strategies. The Fund may experience significant losses from investing in Portfolio Funds that use such strategies.

The Strategies Used by the Advisors and the Managers May Fail to Deliver the Desired Returns. The Advisors and the Managers will, among other things, utilize specialized investment strategies, follow allocation methodologies, apply investment models and assumptions, and enter into other strategies intended, among other things, to affect the Fund’s or Portfolio Fund’s performance, as applicable, while targeting risk levels. There can be no assurance that the Advisors or the Managers will succeed in achieving any goal related to these practices. The Advisors and Managers may be unable or may choose in their judgment not to seek to achieve these goals. Consequently, you could lose all or substantially all of your investment in the Fund.

Leverage Risk. The Advisors, on behalf of the Fund, and Managers, on behalf of Portfolio Funds, may consider it appropriate, subject to applicable regulations, to utilize forward and futures contracts, options, swaps, other derivative instruments, short sales, margin, dollar roll transactions and “uncovered” reverse repurchase agreements and other techniques that may involve or be similar in effect to leverage in their investment programs. Such investment techniques can substantially increase the adverse impact of investment risks to which the Fund’s investment portfolio may be subject.

Although leverage presents opportunities for increasing the total return of the Fund or Portfolio Funds, it has the effect of potentially increasing losses as well. Leverage is a speculative technique that exposes the Fund and Portfolio Funds to greater risk and increased costs than if it were not implemented. Increases and/or decreases in the value of the

Fund’s or a Portfolio Fund’s investment portfolio will be magnified when leverage is used. When one or more means of achieving leveraged exposure to underlying financial assets are used in combination, the total degree of leverage employed may subject the market value of the investments held by the Fund or a Portfolio Fund to high volatility, rapid diminution and/or loss. The cumulative effect of the use of leverage in a market that moves adversely to the investments of the Fund or a Portfolio Fund or in the event portfolio investments experience credit quality deterioration could result in a substantial loss to the Fund or a Portfolio Fund, which could be substantially greater than if the Fund or the Portfolio Fund were not leveraged. In addition, the maturity of a portfolio investment may be longer than the term of the loan used to finance such portfolio investment, which could require refinancing or disposing of such portfolio investment on unfavorable terms. The use of leverage will also magnify investment, market and certain other risks.

In the event that the Fund’s or a Portfolio Fund’s equity or debt instruments decline in value, the Fund or the Portfolio Fund could be subject to a “margin call” or “collateral call,” under which the Fund or the Portfolio Fund must either deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden, precipitous drop in value of the Fund’s or a Portfolio Fund’s assets, the Fund or the Portfolio Fund might not be able to liquidate assets quickly enough to pay off its borrowings. The Fund or the Portfolio Fund would also have to pay interest on any borrowings, which may reduce the returns of the Fund or the Portfolio Fund. This interest expense may be greater than the return on the underlying investment. The Fund or a Portfolio Fund may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

The Fund’s or a Portfolio Fund’s leveraging strategy may not be successful. Additionally, in order to comply with certain restrictions contained in the 1940 Act and applicable SEC staff guidance, the Fund (but not Portfolio Funds) generally intends to segregate or designate on its books and records liquid assets with a value equal (on a daily mark-to-market basis) to its obligations in connection with these types of leveraged transactions or otherwise cover such transactions. Segregation or earmarking of assets, or covering portfolio positions with offsetting portfolio securities or positions, is likely to limit the Fund’s ability to otherwise invest those assets or dispose of those securities or positions, and could result in the Fund earning a lower return on its portfolio than it might otherwise earn if it did not have to segregate or earmark liquid assets in respect of, or otherwise cover, such portfolio positions. Portfolio Funds are generally not registered under the 1940 Act and thus are not subject to the limitations on leverage applicable to 1940 Act-registered funds. For additional information on the risks related to any leverage employed by the Fund or the Portfolio Funds, see “Investment Strategies — Strategic Transactions” and “Borrowing by the Fund.”

Investment Decisions. The Fund intends to allocate a substantial portion of its capital to Portfolio Funds and, in general and subject to the ability of the Fund and the Advisors to reallocate such capital, neither the Fund nor the Advisors will have management discretion in respect of such capital for so long as it is allocated to Portfolio Funds.

Market Risk. The Fund is exposed to market risk. Market risk is risk associated with changes in, among other things, market prices of securities or commodities or foreign exchange or interest rates and there are certain general market conditions in which any investment strategy is unlikely to be profitable. From time to time, multiple markets could move together against the Fund’s investments, which could result in significant losses. Such movement would have a material adverse effect on the performance of the Fund and returns to Members. The Advisors have no ability to control such market conditions.

General economic and market conditions, such as currency and interest rate fluctuations, availability of credit, inflation rates, economic uncertainty, changes in laws, trade barriers, currency exchange controls and national and international conflicts or political circumstances, as well as natural disasters, may affect the price level, volatility and liquidity of securities. Economic and market conditions of this nature could result in significant losses for the Fund, which would have a material adverse effect on the performance of the Fund and returns to Members.

Real Estate Strategies. The Fund may be exposed to real estate risk through its investments in Portfolio Funds that invest in real estate investment trusts (“REITs”) and other real estate companies. The residential housing sector in the United States came under considerable pressure for a prolonged period beginning in 2007 and home prices nationwide were generally depressed. Residential mortgage delinquencies and foreclosures increased over this period and led to widespread selling in the mortgage-related market and put downward pressure on the prices of many securities. In addition, the commercial real estate sector in the United States was under pressure with prices generally depressed as well. Accompanying instability in the credit markets adversely affected, and could adversely affect in the future, the price at which REITs and real estate funds can sell real estate because purchasers may not be able to obtain financing on attractive terms or at all. These developments also adversely affected, and could adversely affect in the future, the broader economy, which in turn may adversely affect the real estate markets. Such developments could, in turn, reduce returns from REITs and real estate funds or reduce the number of REITs and real estate funds brought to market during the investment period, thereby reducing a Portfolio Fund’s investment opportunities. Properties in which REITs and real estate funds invest may suffer losses due to declining rental income and higher vacancy rates, which may reduce distributions to Portfolio Funds (and thus the value of the Fund’s investment in that Portfolio Fund) and reduce the value of the underlying properties.

REITs and other real estate companies are subject to risks associated with the ownership, operation and management of real estate and real estate-related assets, including terrorist attacks, war or other acts that destroy real property, the risk of casualty or condemnation loss, difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, limitations on rents, the possibility of adverse changes in interest rates and in the credit markets and the possibility of borrowers paying off mortgages sooner than expected, which may lead to reinvestment of assets at lower prevailing interest rates (in addition to market risks, as described above and elsewhere in this Prospectus). Some REITs and other real estate companies may invest in, or own operate or manage, a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that such REIT or other real estate company could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments that a REIT or other real estate company holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses.

Securities issued by private partnerships investing in real estate may be more illiquid than securities issued by REITs and other investment funds generally because the partnerships’ underlying real estate investments may tend to be less liquid than other types of investments. The Managers of such partnerships often do not provide their investors with the right to redeem their investments in the Portfolio Fund, thus the investors only gain liquidity in their investments through the distribution of rental income and the ultimate liquidation or sale of real estate assets held by the Portfolio Fund.

Private Equity Investments and Private Company Risks. Private equity investments, which include private investments in public equity (“PIPE”) and other private equity transactions, and which are distinct from investments in private equity funds, involve an extraordinarily high degree of business and financial risk and can result in substantial or complete losses. Some portfolio companies in which a Portfolio Fund or the Fund may invest may be operating at a loss or with substantial variations in operating results from period to period and may need substantial additional capital to support expansion or to achieve or maintain competitive positions. Such companies may face intense competition, including competition from companies with much greater financial resources, much more extensive development, production, marketing and service capabilities and a much larger number of qualified managerial and technical personnel. The Fund can offer no assurance that the marketing efforts of any particular portfolio company will be successful or that its business will succeed.

With respect to PIPE transactions, PIPE investors purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company’s common stock. Because the sale of the securities is not registered under the 1933 Act, the securities are “restricted” and cannot be immediately resold by the investors into the public markets. Accordingly, the company typically agrees as part of the PIPE deal to register the restricted securities with the SEC. PIPE securities may be deemed illiquid.

Investing in privately held companies involves risk. For example, privately held companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Advisors and the Managers may not have timely or accurate information about the business, financial condition and results of operations of the privately held companies in which the Fund or Portfolio Funds invest.

Long/Short Equity and/or Fixed Income Strategies. Long/short equity and/or fixed income strategies generally seek to generate capital appreciation through the establishment of both long and short positions in equities or fixed income, by purchasing undervalued securities and selling overvalued securities to generate returns and to hedge out some portion of general market risk. If the Advisors’ or a Manager’s analysis is incorrect or based on inaccurate information, these investments may result in significant losses to the Fund or Portfolio Funds. Since a long/short strategy involves identifying securities that are generally undervalued (or, in the case of short positions, overvalued) by the marketplace, the success of the strategy necessarily depends upon the market eventually recognizing such value in the price of the security, which may not necessarily occur, or may occur over extended time frames that limit profitability. Positions may undergo significant short-term declines and experience considerable price volatility during these periods. In addition, long and short positions may or may not be related. If the long and short positions are not related, it is possible to have investment losses in both the long and short sides of the portfolio. In the event that the perceived mispricings underlying one or more trading positions were to fail to converge toward, or were to diverge further from, expected relationships, the Fund or a Portfolio Fund may incur significant losses. Long/short strategies may increase the exposure of the Fund or Portfolio Funds to risks relating to Strategic Transactions, leverage, portfolio turnover, concentration of investment portfolio and short-selling. These risks are further described in this section under their respective headings.

Convertible Arbitrage Strategies. This strategy entails the risk that the Advisors or Managers are incorrect as to the relative valuation of the convertible security and the underlying equity securities or that factors unrelated to the issuer, such as actions of the Federal Reserve or government agencies, may have unexpected impacts on the value of the fixed income or equity markets, potentially adversely affecting the Fund’s or a Portfolio Fund’s hedged position. Market events have, at times, caused hedge funds to sell large amounts of convertible securities, which adversely affected the market price of convertible securities.

Merger or Other Event Driven Arbitrage Strategies. A Portfolio Fund may invest in companies involved in (or which are the target of) acquisition attempts or takeover or tender offers or mergers or companies involved in work-outs, liquidations, demergers, spin-offs, reorganizations, bankruptcies, share buy-backs and other capital market transactions or “special situations.” The level of analytical sophistication, both financial and legal, necessary for a successful investment in companies experiencing significant business and financial distress is unusually high. There is no assurance that the Managers will correctly evaluate the nature and magnitude of the various factors that could, for example, affect the prospects for a successful reorganization or similar action. There exists the risk that the transaction in which such business enterprise is involved either will be unsuccessful, take considerable time or will result in a distribution of cash or a new security the value of which will be less than the purchase price of the security or other financial instrument in respect of which such distribution is received. Acquisitions sometimes fail because the U.S. government, European Union or some other governmental entity does not approve of aspects of a transaction due to anti-trust concerns, tax reasons, subsequent disagreements between the acquirer or target as to management transition or corporate governance matters or changing market conditions. Similarly, if an anticipated transaction does not in fact occur, or takes more time than anticipated, the Portfolio Fund may be required to sell its investment at a loss. As there may be uncertainty concerning the outcome of transactions involving financially troubled companies in which Portfolio Funds may invest, there is potential risk of loss by the Portfolio Fund of its entire investment in such companies. In some circumstances, investments may be relatively illiquid making it difficult to acquire or dispose of them at the prices quoted on the various exchanges. Accordingly, a Portfolio Fund’s ability to respond to market movements may be impaired and consequently the Portfolio Fund may experience adverse price movements upon liquidation of its investments, which may in turn adversely affect the Fund. Settlement of transactions may be subject to delay and administrative uncertainties. An investment in securities of a company involved in bankruptcy or other reorganization and liquidation proceedings ordinarily remains unpaid unless and until such company successfully reorganizes and/or emerges from bankruptcy, and the Portfolio Fund may suffer a significant or total loss on any such investment during the relevant proceedings.

Investing in securities of companies in a special situation or otherwise in distress requires active monitoring of such companies and may, at times, require active participation by the Portfolio Fund (including by way of board membership or corporate governance oversight), in the management or in the bankruptcy or reorganization proceedings of such companies. Such involvement may restrict the Fund’s or a Portfolio Fund’s ability to trade in the securities of such companies. It may also prevent the Portfolio Fund from focusing on matters relating to other existing investments or potential future investments of the Portfolio Fund. In addition, as a result of its activities, a Portfolio Fund may incur additional legal or other expenses, including, but not limited to, costs associated with conducting proxy contests, public filings, litigation expenses and indemnification payments to the investment manager or persons serving at the investment manager’s request on the boards of directors of companies in which the Portfolio Fund has an interest. It should also be noted that any such board representatives have a fiduciary duty to act in the best interests of all shareholders, and not simply the Fund or the Portfolio Fund, and thus may be obligated at times to act in a manner that is adverse to the Fund’s or a Portfolio Fund’s interests. The occurrence of any of the above events may have a material adverse effect on the performance of the Fund or a Portfolio Fund and consequently on the returns to Members.

Corporate Event Risk. Substantial transaction failure risks are involved in companies that are the subject of publicly disclosed mergers, takeover bids, exchange offers, tender offers, spin-offs, liquidations, corporate restructuring, and other similar transactions. Similarly, substantial risks are involved in investments in companies facing negative publicity or uncertain litigation. Thus, there can be no assurance that any expected transaction will take place, that negative publicity will not continue to affect a company or that litigation will be resolved in a company’s favor. Certain transactions are dependent on one or more factors to become effective, such as market conditions which may lead to unexpected positive or negative changes in a company profile, shareholder approval, regulatory and various other third party constraints, changes in earnings or business lines or shareholder activism as well as many other factors. No assurance can be given that the transactions entered into will result in a profitable investment for the Portfolio Funds or that the Portfolio Funds will not incur substantial losses.

Proxy Contests and Unfriendly Transactions. Portfolio Funds in which the Fund invests may purchase securities of a company which is the subject of a proxy contest in the expectation that new management will be able to improve the company’s performance or effect a sale or liquidation of its assets so that the price of the company’s securities will increase. If the incumbent management of the company is not defeated or if new management is unable to improve the company’s performance or sell or liquidate the company, the market price of the company’s securities will typically fall, which may cause the Portfolio Fund (and, therefore, the Fund) to suffer a loss. In addition, where an acquisition or restructuring transaction or proxy fight is opposed by the subject company’s management, the transaction often becomes the subject of litigation. Such litigation involves substantial uncertainties and may impose substantial cost and expense on a Portfolio Fund participating in the transaction.

Fixed Income Arbitrage Strategies. Fixed income arbitrage strategies generally involve analyzing the relationship between the prices of two or more investments. To the extent the price relationships between such investments remain constant, little or no gain or loss on the investments will occur. Such positions do, however, entail a substantial risk that the price differential could change unfavorably, causing a loss.

Volatility Arbitrage Strategies. The success of volatility arbitrage strategies depends on the ability of the Managers to accurately assess the relative value of a security in relation to its historical trading range. However, even if the Managers make an accurate assessment of a security’s historical trading range, the security may strike a new trading range, resulting in the failure of the volatility arbitrage strategy with respect to that security. The simultaneous failure of volatility arbitrage strategies among a number of securities or Portfolio Funds may result in significant losses to the Fund.

Statistical Arbitrage Strategies. The success of statistical arbitrage is heavily dependent on the mathematical models used by the Managers in seeking to exploit short-term and long-term relationships among stock prices and volatility. Models that have been formulated on the basis of past market data may not be predictive of future price movements. The Managers may select models that are not well-suited to prevailing market conditions. Furthermore, the effectiveness of such models tends to deteriorate over time as more traders seek to exploit the same market inefficiencies through the use of similar models. In addition, in the event of static market conditions, statistical arbitrage strategies are less likely to be able to generate significant profit opportunities from price divergences between long and short positions than in more volatile environments.

Project Finance Investments. Certain Portfolio Funds may make investments in securities issued to finance the development of infrastructure in the U.S. and outside of the U.S., including, for example, highways, airports, water and sewerage facilities, and energy distribution and telecommunication networks, schools, universities, hospitals, public housing and prisons. Investments in infrastructure are highly regulated and a failure by a Portfolio Fund to comply with all applicable regulations may result in a substantial loss on investment. Some infrastructure projects may be in unstable political environments, which could impact the efficiency of an operation or prevent the continued operation of an asset in extreme circumstances. Although the liquidity of infrastructure investments varies by project, the market for these assets is generally not liquid and a Portfolio Fund may not be able to readily liquidate an investment. There are varying levels of liability and liability protection incorporated in infrastructure investments. Governmental liability shields may not transfer to new operators.

Natural Resources Strategies. The Fund may invest in Portfolio Funds making investments in natural resources, including those focused on the energy sector and timber, agricultural land, food, precious metals, mining or other similar sectors. In addition to general commodities risk, the Fund may also be subject to various risks associated with the investments in natural resources. For example, the energy companies in which the Portfolio Funds may invest may be substantially dependent on prevailing prices for oil and natural gas. Prices for oil and gas are subject to wide fluctuation in response to relatively minor changes in supply of and demand for oil and gas, market uncertainty and a variety of additional factors that are beyond the control of the companies in this industry. A substantial and prolonged decline in oil and gas prices could have a material adverse effect on the energy investments which the Portfolio Funds will make. These energy companies are also subject to substantial operating risks, such as unusual or unexpected geologic formations, pressures, down hole fires, mechanical failures, blow-outs (such as the Deepwater Horizon blow-out and resulting oil spill in 2010), cratering, explosions, pipe failure, uncontrollable flow of oil, gas or well fluids and pollution and other environmental risks. Moreover, the oil and gas industry is subject to extensive regulation under a wide range of U.S. federal and state statutes, rules, orders and regulations and such statutes, rules, orders and/or regulations may have a significant adverse impact on the financial condition of the portfolio investment, and ultimately on the Portfolio Funds and the Fund.

Since the September 11th terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks. Furthermore, accidents such as those involving a West Virginia coal mine and the 2010 Deepwater Horizon off the Gulf Coast, can give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of companies operating in the energy/natural resources sector, as well as heightened regulation and corresponding increases in costs related to such regulation. Companies operating in this sector may not be fully insured against all risks inherent in their business operations and therefore accidents and catastrophic events could adversely affect such companies’ financial conditions and ability to pay distributions to shareholders.

Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a by-product of burning fossil fuels, and methane, the major constituent of natural gas, which many scientists and policymakers believe contribute to global climate change. These measures and future measures could result in increased costs to certain companies in which the Fund (or Portfolio Funds) may invest to operate and maintain facilities and administer and manage a greenhouse gas emissions program and may reduce demand for fuels that generate greenhouse gases and that are produced by companies in which the Fund (or Portfolio Funds) may invest.

In the wake of a Supreme Court decision holding that the Environmental Protection Agency (“EPA”) has some legal authority to deal with climate change under the federal Clean Air Act, the EPA and the Department of Transportation jointly wrote regulations to cut gasoline use and control greenhouse gas emissions from cars and trucks. These measures, and other programs addressing greenhouse gas emissions, could reduce demand for energy or raise prices, which may adversely affect the investment performance of the Fund.

For those Portfolio Funds that may invest in timber, agricultural land, mining or other similar sectors, other risks apply. For example, the timber business is large and competitive. The timberland companies in which the Portfolio Funds may invest will compete with a number of large, well-financed regional and international forest products companies experienced in all aspects of forestry, as well as the manufacturing and marketing of wood products. In many instances, these competitors will have more experience in the geographic regions than the management teams of the timberland companies in which the Portfolio Funds have invested. In addition, other risks associated with such investments include the cyclical nature of timberlands values, long-term source of supply contracts, environmental, endangered species and forestry regulations, losses of timber from fire and other causes not insured and governmental and environmental regulation.

The types of regulations described above can change over time in both scope and intensity, may have adverse effects on natural resources investments and may be implemented in unforeseen manners on an “emergency” basis in response to catastrophes or other events. For example, the Obama Administration imposed a six-month moratorium on virtually all deep-water drilling activity in the Gulf of Mexico in response to the 2010 Deepwater Horizon blowout and resulting oil spill. Natural resources companies may be subject to further increased environmental regulations and liability for environmental contamination, which may be enacted in response to various events or disasters involving one or more natural resources companies.

Proactive Investing Risk. In those cases where the Manager takes a more proactive role with respect to an investment in a company, there is a risk that the Manager’s intended strategy for that company may not achieve or fully achieve the desired outcome, and the value of the investment in the company’s securities may not be protected or enhanced as anticipated. Moreover, there may be instances (such as when a representative of or a Manager serves on the board of directors of a company) when a Portfolio Fund will be restricted in transacting in or redeeming a particular investment as a result of, among other things, legal restrictions on transactions by company directors or affiliates.

Multi-Factor Long-Short Strategies. Multi-factor long-short strategies typically entail the use of derivative instruments and thus are subject to derivatives risk. In addition, this strategy may also involve risks associated with smaller companies, growth stocks, value stocks, emerging markets, currencies, commodities and other risks that are described elsewhere in this Prospectus.

Relative Value Strategy. The Managers utilize, among others, relative value trading strategies which are composed of positions in contracts relating to two or more assets the prices of which are expected to either converge or diverge and, in theory, mitigate the absolute price risk associated with taking an outright, unhedged position in respect of a single asset, and may be based upon historical price relationships and intended to neutralize the adverse (and positive) price effects of macro-economic events and trends. However, relative value strategies are subject to certain risks. The success of the Managers’ trading activities depends, among other things, on the Managers’ ability to identify unjustified or temporary discrepancies between the fundamental value and the market price of an asset or between the market prices of two or more assets whose prices are expected to move in relation to each other and to exploit those discrepancies to derive a profit to the extent that the Managers are able to anticipate in which direction the relative values or prices will move to eliminate the identified discrepancy. For example, a relative value strategy may fail to profit fully or at all or may suffer a loss or a greater loss due to a failure of the component contract prices to converge or diverge as anticipated. This may occur with respect to prices relating to all or only certain contract maturities.

Identification and exploitation of the investment opportunities that may be pursued by the Managers involve a high degree of uncertainty. If what the Managers perceive as an unjustified or temporary price or value discrepancy posing an investment opportunity is nothing more than a price differential due to reasons not likely to disappear within the time horizon of an investment made by the Portfolio Funds, if the Managers fail to anticipate the direction in which the relative prices or values will move to eliminate a discrepancy, or if the Managers have incorrectly evaluated the extent of the expected spread relationships, so that, for example, the value of the Portfolio Funds’ long positions appreciate at a slower rate than the value of the Portfolio Funds’ short positions in related assets, then the expected returns for the Portfolio Funds will not materialize, and the Portfolio Funds may sustain a losses that will adversely affect the value of such Portfolio Funds, and thus the NAV of the Fund.

The discrepancies that the Managers seek to identify and turn into profit opportunities for the Portfolio Funds may arise due to a variety of circumstances. Some may be due to uneven flows of information to the relevant markets, with the market for one asset reflecting the impact of specified items of information before or after the same information has an impact on the market for a related asset. Others may be the result of regulatory or legal restrictions applicable to one type of asset, but not to a functionally equivalent asset (which occurs, for example, when regulated financial institutions are prohibited from investing in a particular type of asset, but are free to take, via derivative arrangements, positions that leave them exposed to the performance of the same asset). A reduction in the volatility and market inefficiencies that create the opportunities in which the Managers may seek to invest, as well as other market factors, will reduce the scope for the Managers’ investments and may limit the Portfolio Funds’ opportunities for profit and adversely affect the value of such Portfolio Funds, and thus the NAV of the Fund.

Control Positions. Portfolio Funds may take control positions in a portfolio company. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations. In addition, the act of taking a control position, or seeking to take such a position, may itself subject a Portfolio Fund to litigation by parties interested in blocking it from taking that position. If those liabilities were to arise, or such litigation were to be resolved adverse to the Portfolio Funds, the investing Portfolio Funds likely would suffer losses on their investments.

General Derivatives Risk. Certain of the strategies that the Advisors and the Managers may utilize involve the use of derivatives. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to, among others, individual securities, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments that the Fund or a Portfolio Fund may use include, but are not limited to, options contracts, futures contracts, options on futures contracts and swap agreements. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investment in Portfolio Funds or directly in non-Portfolio Fund securities and other more traditional investments. Whether the Fund’s or a Portfolio Fund’s use of derivatives is successful will depend on, among other things, the Advisors’ and the Managers’ ability to predict pertinent market movements, which cannot be assured. Thus, the use of derivative transactions may result in losses greater than if they had not been used, may require the Fund or a Portfolio Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund or a Portfolio Fund can realize on an investment or may cause the Fund or a Portfolio Fund to hold a security that it might otherwise sell. In addition, the derivatives market is largely unregulated. It is possible that developments in the derivatives market could adversely affect the Fund’s or a Portfolio Fund’s ability to successfully use derivative instruments. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as liquidity risk, interest rate risk, issuer risk, credit risk, leveraging risk, counterparty risk, management risk and, if applicable, smaller company risk. They also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, derivatives contracts have a high degree of price variability and are subject to occasional rapid and substantial changes in value.

Derivatives transactions (such as futures contracts and options thereon, options and swaps) may subject the Fund or a Portfolio Fund to increased risk of principal loss due to imperfect correlation between the values of the derivatives and the reference assets or unexpected price or interest rate movements. The Fund and Portfolio Funds also are subject to credit risk with respect to the counterparties to the derivatives contracts purchased by the Fund or the Portfolio Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund or a Portfolio Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund or a Portfolio Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. Derivatives involve investment exposure that may exceed their original cost, and a small investment in derivatives could result in a potentially unlimited loss to the Fund or the Portfolio Fund under certain circumstances.

The Fund or a Portfolio Fund may enter into debt-related derivatives instruments including credit default swap contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the Advisors and the Managers not only of the referenced asset, rate or index, but also of the swap itself. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid, increasing interest rate risk, market risk and counterparty credit risk. The Fund or the Portfolio Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s or a Portfolio Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value and are highly susceptible to liquidity and credit risk. A credit default swap consists of an agreement between two parties in which the “buyer” agrees to pay to the “seller” a periodic stream of payments over the term of the contract and the seller agrees to pay the buyer the par value (or other agreed-upon value) of a referenced debt obligation upon the occurrence of a credit event with respect to the issuer of the referenced debt obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. The Fund or a Portfolio Fund may be either the buyer or seller in a credit default swap. As the buyer in a credit default swap, the Fund or the Portfolio Fund would pay to the counterparty the periodic stream of payments. If no default occurs, the Fund or the Portfolio Fund would receive no benefit from the contract. As the seller in a credit default swap, the Fund or the Portfolio Fund would receive the stream of payments but would be subject to exposure on the notional amount of the swap, which it would be required to pay in the event of a credit event with respect to the issuer of the referenced debt obligation. Accordingly, if the Fund sells a credit default swap, it intends at all times to segregate or designate on its books and records liquid assets in an amount at least equal to the notional amount of the swap (i.e., the cost of payment to the buyer if a credit event occurs). Portfolio Funds, however, will generally not be registered as investment companies under the 1940 Act, and thus will typically not be subject to the segregation or earmarking requirements to which the Fund, as an investment company registered under the 1940 Act, is subject. Credit default swaps can be used as a substitute for purchasing or selling a fixed income security and sometimes is preferable to actually purchasing the security. A purchaser of a credit default swap is subject to counterparty risk. The Fund will monitor any such swaps or derivatives with a view towards ensuring that the Fund remains in compliance with all applicable regulatory requirements. For additional information on derivatives and their risks, please see “General Risks — Risks Related to Strategic Transactions.” To the extent Portfolio Funds make use of derivative instruments, they (and indirectly the Fund) would generally be subject to the same risks described above.

Commodities Risk. The Fund may seek to invest in Portfolio Funds that engage in commodity futures trading. The commodity markets can be highly volatile, and it is impossible to predict with certainty their future directions or trends. In addition, the commodities markets may be subject to temporary distortions or other disruptions due to various factors, including the lack of liquidity in the markets, the participation of speculators and government regulation and intervention. Should certain events or conditions cause commodities, or certain kinds of commodities, to fall out of favor, it is possible that forced selling, investor flight and general fear in the market could result in periods of pronounced illiquidity and severely depressed prices which could cause a Portfolio Fund, and therefore the Fund, to realize substantial losses. In addition, a Portfolio Fund may concentrate its assets in a particular sector of the commodities market (such as oil, metal or agricultural products). As a result, a Portfolio Fund (and therefore the Fund) may be more susceptible to risks associated with those sectors. The prices of certain commodities in these sectors have experienced recent significant price increases, in some cases approaching or exceeding historic highs. Price reductions or corrections in these markets could negatively impact the investment performance of a Portfolio Fund, and therefore the Fund. See “General Risks — Risks Related to Strategic Transactions” for additional information.

Short-Selling. Short-selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short-selling necessarily involves certain additional risks. If the short seller does not own the securities sold short (an uncovered short sale), however, the borrowed securities must be replaced by securities purchased at market prices in order to close out the short position, and any appreciation in the price of the borrowed securities would result in a loss. Uncovered short sales expose the Fund and Portfolio Funds to the risk of uncapped losses until a position can be closed out due to the lack of an upper limit on the price to which a security may rise. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. There is the risk that the securities borrowed by the Fund or a Portfolio Fund in connection with a short-sale must be returned to the securities lender on short notice. If a request for return of borrowed securities occurs at a time when other short-sellers of the security are receiving similar requests, a “short squeeze” can occur, and the Fund or a Portfolio Fund may be compelled to replace borrowed securities previously sold short with purchases on the open market at the most disadvantageous time, possibly at prices significantly in excess of the proceeds received at the time the securities were originally sold short.

In September 2008, in response to spreading turmoil in the financial markets, the SEC temporarily banned short selling in the stocks of numerous financial services companies, and also promulgated new disclosure requirements with respect to short positions held by investment managers. The SEC’s temporary ban on short selling of such stocks has since expired, but should similar restrictions and/or additional disclosure requirements be promulgated, especially if market turmoil occurs, the Fund and/or a Portfolio Fund (especially if a Portfolio Fund utilizes short selling as a significant portion of its investment strategy) may be forced to cover short positions more quickly than otherwise intended and may suffer losses as a result. Such restrictions may also adversely affect the ability of the Fund or Portfolio Funds to execute their investment strategies generally. Similar emergency orders have also recently been instituted in non-U.S. markets in response to increased volatility. The SEC recently adopted amendments to Regulation SHO under the Exchange Act that restrict the ability to engage in a short sale at a price that is less than or equal to the current best bid if the price of the covered security has decreased by 10% or more from the covered security’s closing price as of the end of the prior day.

Common Stock. Although common stocks have historically generated higher average total returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and in certain periods have significantly under-performed relative to fixed-income securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Fixed Income Securities. Investment in fixed income securities may offer opportunities for income and capital appreciation, and may also be used for temporary defensive purposes and to maintain liquidity. Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates, and include, among other securities: bonds, notes, and debentures issued by corporations; debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities or by a foreign government; municipal bonds and securities related to municipal bonds; mortgage backed securities (“MBS”) and asset backed securities (“ABS”). These securities may pay fixed, variable, or floating rates of interest, and may include zero coupon obligations. Fixed income securities are subject to the risk of the issuer’s or a guarantor’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity (i.e., market risk). In addition, MBS and ABS may also be subject to call risk and extension risk. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (i.e., call risk) or lengthen (i.e., extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities, such as securities backed by car loans.

Investments in fixed income securities are also subject to the following risks described below:

■	Interest Rate Risk. The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund or a Portfolio Fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s or a Portfolio Fund’s investments will not affect interest income derived from instruments already owned by the Fund or a Portfolio Fund, but will be reflected in the Fund’s or a Portfolio Fund’s NAV. The Fund or a Portfolio Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by the Advisors or Managers. To the extent the Fund or a Portfolio Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-related securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund or the Portfolio Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of the Fund or a Portfolio Fund to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

The Fund’s or a Portfolio Fund’s use of leverage will tend to increase the Fund’s or the Portfolio Fund’s interest rate risk. The Fund or a Portfolio Fund may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of fixed income securities held by the Fund or the Portfolio Fund and decreasing the Fund’s or the Portfolio Fund’s exposure to interest rate risk. Neither the Fund nor Portfolio Funds are required to hedge their exposure to interest rate risk and may choose not to do so. In addition, there is no assurance that any attempts by the Fund or a Portfolio Fund to reduce interest rate risk will be successful or that any hedges that the Fund or the Portfolio Fund may establish will perfectly correlate with movements in interest rates.

The Fund or a Portfolio Fund may invest in variable and floating rate debt instruments, which generally are less sensitive to interest rate changes than longer duration fixed rate instruments, but may decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Conversely, variable and floating rate instruments generally will not increase in value if interest rates decline. The Fund or a Portfolio Fund may also invest in inverse floating rate debt securities, which may decrease in value if interest rates increase, and which also may exhibit greater price volatility than fixed rate debt obligations with similar credit quality. To the extent the Fund or a Portfolio Fund holds variable or floating rate instruments, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities, which may adversely affect the NAV of the Fund or a Portfolio Fund.

■	Issuer Risk. The value of fixed income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods and services, historical and prospective earnings of the issuer and the value of the assets of the issuer.
■	Credit Risk. Credit risk is the risk that one or more fixed income securities in the Fund’s or a Portfolio Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. To the extent the Fund or a Portfolio Fund invests in below investment grade securities, it will be exposed to a greater amount of credit risk than a fund which only invests in investment grade securities. See “Low Credit Quality Securities,” below. In addition, to the extent the Fund or a Portfolio Fund uses credit derivatives, such use will expose it to additional risk in the event that the bonds underlying the derivatives default. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.
■	Prepayment Risk. During periods of declining interest rates, borrowers may exercise their option to prepay principal earlier than scheduled. For fixed rate securities, such payments often occur during periods of declining interest rates, forcing the Fund or a Portfolio Fund to reinvest in lower yielding securities, resulting in a possible decline in the Fund’s or a Portfolio Fund’s income and distributions to investors. This is known as prepayment or “call” risk. Below investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund or a Portfolio Fund, prepayment risk may be enhanced.
■	Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s or a Portfolio Fund’s portfolio will decline if the Fund or the Portfolio Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Fund or Portfolio Fund portfolio’s current earnings rate.
■	Duration and Maturity Risk. The Fund has no set policy regarding portfolio maturity or duration, and Portfolio Funds often have no set policy regarding portfolio maturity or duration. The Advisors or the Managers may seek to adjust the Fund’s or a Portfolio Fund’s portfolio’s duration or maturity based on their assessment of current and projected market conditions and all factors that the Advisors or Managers deem relevant. Any decisions as to the targeted duration or maturity of any particular category of investments or of the Fund’s or a Portfolio Fund’s portfolio generally will be made based on all pertinent market factors at any given time. The Fund or a Portfolio Fund may incur costs in seeking to adjust the portfolio average duration or maturity. There can be no assurance that the Advisors’ or the Managers’ assessment of current and projected market conditions will be correct or that any strategy to adjust a portfolio’s duration or maturity will be successful at any given time. Generally speaking, the longer the duration of the Fund’s or a Portfolio Fund’s portfolio, the more exposure the Fund or a Portfolio Fund will have to the interest rate risks described above.

Low Credit Quality Securities. The Fund or Portfolio Funds may invest in particularly risky investments that may also offer the potential for correspondingly high returns. As a result, the Fund may lose all or substantially all of its investment in any particular instance, which would have an adverse effect on the performance of the Fund and the returns to Members. In addition, there is no minimum credit standard which is a prerequisite to the Fund’s or — typically — a Portfolio Fund’s acquisition of any security, and the debt securities in which the Fund or a Portfolio Fund is permitted to invest may be less than investment grade (rated Ba/BB or below, or unrated but judged to be of comparable quality by the Advisors or Manager) and may be considered to be “high yield” or “junk” bonds. Securities in the non-investment grade categories are subject to greater risk of loss of principal and interest than higher rated securities and may be considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. They may also be considered to be subject to greater risk than securities with higher ratings in the case of deterioration of general economic and specific industry conditions. Adverse publicity and negative investor perception about these lower-rated securities, whether or not based on an analysis of the fundamentals with respect to the relevant issuers, may contribute to a decrease in the value and liquidity of such securities. In addition, because investors generally perceive that there are greater risks associated with non-investment grade securities, the yields and prices of such securities may fluctuate more than those for higher-rated securities. The market for non-investment grade securities may be smaller and less active than that for higher-rated securities, which may adversely affect the prices at which these securities can be sold. In addition, the Fund may invest in debt securities which may be unrated by a recognized credit rating agency which are subject to greater risk of loss of principal and interest than higher-rated debt securities.

Issuers of high yield bonds are not perceived to be as strong financially as those with higher credit ratings. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

The prices of fixed income securities generally are inversely related to interest rate changes; however, below investment grade securities historically have been somewhat less sensitive to interest rate changes than higher quality securities of comparable maturity because credit quality is also a significant factor in the valuation of lower grade securities. On the other hand, an increased rate environment results in increased borrowing costs generally, which may impair the credit quality of low-grade issuers and thus have a more significant effect on the value of some lower grade securities. In addition, the current extraordinary low rate environment has expanded the historic universe of buyers of lower grade securities as traditional investment grade oriented investors have been forced to accept more risk in order to maintain income. As rates rise, these recent entrants to the low-grade securities market may exit the market and reduce demand for lower grade securities, potentially resulting in greater price volatility.

The ratings of Moody’s, S&P and other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. To the extent that the Fund or a Portfolio Fund invests in lower grade securities that have not been rated by a rating agency, the Fund’s or Portfolio Fund’s ability to achieve its investment objective will be more dependent on the Advisors’ or Manager’s credit analysis than would be the case when the Fund or Portfolio Fund invests in rated securities.

The Fund or a Portfolio Fund may invest in securities rated in the lower rating categories (rated Caa1/CCC+ or below, or unrated but judged to be of comparable quality by the Advisors or the Manager). For these securities, the risks associated with below investment grade instruments are more pronounced. The Fund or a Portfolio Fund may, subject to its investment policies, purchase stressed or distressed securities, including securities that are in default or the issuers of which are in bankruptcy, which involve heightened risks. See “Distressed Securities,” below.

Securities in which the Fund or a Portfolio Fund may invest may rank junior to other outstanding securities and obligations of the issuer, all or a significant portion of whose debt securities may be secured by all or substantially all of the issuer’s assets. Moreover, the Fund or a Portfolio Fund may invest in debt securities which are not protected by financial covenants or limitations on additional indebtedness. The Fund or a Portfolio Fund may therefore be subject to credit, liquidity and interest rate risks. In addition, evaluating credit risk for debt securities involves uncertainty because credit rating agencies throughout the world have different standards, making comparison across countries difficult. Also, the market for credit spreads is often inefficient and illiquid, making it difficult to hedge such risk or to calculate accurately discounting spreads for valuing financial instruments.

Distressed Securities. The Fund or Portfolio Funds may invest in securities of issuers in weak financial condition, experiencing poor operating results, having substantial financial needs or negative net worth, facing special competitive or product obsolescence problems, or issuers that are involved in bankruptcy or reorganization proceedings. Investments of this type involve substantial financial and business risks that can result in substantial or total losses. The Fund or a Portfolio Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer. Such investments also face the risk of the effects of applicable federal and state bankruptcy laws. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund or Portfolio Funds may lose their entire investment or may be required to accept cash or securities with a value less than its original investment. The market prices of such securities are also subject to abrupt and erratic market movements and above average price volatility and the spread between the bid and offer prices of such securities may be greater than normally expected. It may take a number of years for the market price of such securities to reflect their intrinsic value. Such securities are also more likely to be subject to trading restrictions or suspensions. It is anticipated that some of the portfolio securities held by the Fund or a Portfolio Fund may not be widely traded, and that the Fund’s or Portfolio Funds’ position in such securities may be substantial in relation to the market for those securities. The Advisors’ or Managers’ judgments about the credit quality of the issuer and the relative value of its securities may prove to be wrong.

Debtor-In-Possession (“DIP”) Financing Risk. The Fund’s or a Portfolio Fund’s participation in DIP financings is subject to risks. DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code and must be approved by the bankruptcy court. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. DIP financings are typically fully secured by a lien on the debtor’s otherwise unencumbered assets or secured by a junior lien on the debtor’s encumbered assets (so long as the loan is fully secured based on the most recent current valuation or appraisal report of the debtor). DIP financings are often required to close with certainty and in a rapid manner in order to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding. There is a risk that the borrower will not emerge from Chapter 11 bankruptcy proceedings and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the Fund’s or a Portfolio Fund’s only recourse will be against the property securing the DIP financing.

U.S. Sovereign Debt Risk. U.S. Government debt securities generally involve lower levels of credit risk than other types of fixed income securities of similar maturities, although, as a result, the yields available from U.S. Government debt securities are generally lower than the yields available from such other securities. Like other fixed income securities, the values of U.S. Government securities change as interest rates fluctuate. On August 5, 2011, S&P lowered its long-term sovereign credit rating on U.S. government debt to “AA+” from “AAA” with a negative outlook. As of March 31, 2014, the S&P rating is “AA+” with a stable outlook. Moody’s affirmed the “Aaa” long-term sovereign credit rating of U.S. government debt on November 21, 2011 while maintaining its negative outlook. As of March 31, 2014, the Moody’s rating is “Aaa” with a stable outlook. The downgrade by S&P and any future downgrades by other rating agencies could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields and increase borrowing costs generally. These events could have significant adverse effects on the economy generally and could result in significant adverse impacts on securities issuers, the Portfolio Funds and the Fund. The Advisors cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Fund’s or a Portfolio Fund’s portfolio.

Foreign Sovereign Debt Risk. Sovereign debt includes bonds that are issued by foreign governments or their agencies, instrumentalities or political subdivisions or by foreign central banks. Sovereign debt may also be issued by quasi-governmental entities that are owned by foreign governments but are not backed by their full faith and credit or general taxing powers. Investment in sovereign debt involves special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the Fund or Portfolio Funds may have limited legal recourse in the event of a default because, among other reasons, remedies must be pursued in the courts of the defaulting party. In addition, political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. A sovereign debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted and the Fund or a Portfolio Fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt and increase the costs and expenses of the Fund or a Portfolio Fund. The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the Fund’s or a Portfolio Fund’s investments. Political changes or a deterioration of a country’s domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt.

Since 2010, the risks of investing in foreign sovereign debt have increased dramatically as a result of the recent European debt crisis which began in Greece and spread throughout various other European countries. The European financial markets experienced volatility and adverse trends as a result of this debt crisis due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal, Cyprus and Spain. Several countries, including Greece, Cyprus and Italy, have agreed to multi-year bailout loans from the European Central Bank, International Monetary Fund, and other institutions. Moreover, as a condition to at least one Eurozone bailout, owners of bank deposits were forced to bear substantial losses to help pay for the bailout. A default or debt restructuring by any European country, such as the recent restructuring of Greece’s outstanding sovereign debt, can adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, any of which may be located in countries other than those listed above. The manner in which the EU and EMU responded to the global recession and sovereign debt issues raised questions about their ability to react quickly to rising borrowing costs and the potential default by Greece and other countries on their sovereign debt and revealed a lack of cohesion in dealing with the fiscal problems of member states. To address budget deficits and public debt concerns, a number of European countries have imposed strict austerity measures and comprehensive financial and labor market reforms. Many European countries continue to suffer from high unemployment rates. These debt crises and the ongoing efforts of governments around the world to address these debt crises have also resulted in increased volatility and uncertainty in the U.S. and global economy and securities markets and it is impossible to predict the effects of these or similar events in the future on the U.S. and global economy and securities markets or on the Fund’s or Portfolio Funds’ portfolios, though it is possible that these or similar events could have a significant adverse impact on the value and risk profile of the Fund’s or Portfolio Funds’ portfolios.

Senior Loans Risk. Senior loans typically hold the most senior position in the capital structure of the issuing entity, are typically secured with specific collateral and typically have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. The Fund’s or a Portfolio Fund’s investments in senior loans would typically be expected to be below investment grade and are considered speculative because of the credit risk of their issuer. The risks associated with senior loans are similar to the risks of below investment grade fixed income securities, although senior loans are typically senior and secured in contrast to other below investment grade fixed income securities, which are often subordinated and unsecured. Senior loans’ higher standing has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest payments are typically adjusted for changes in short-term interest rates, investments in senior loans generally have less interest rate risk than other below investment grade fixed income securities, which may have fixed interest rates.

There is less readily available, reliable information about most senior loans than is the case for many other types of securities. In addition, there is generally no minimum rating or other independent evaluation of a borrower or its securities limiting the Fund’s or a Portfolio Fund’s investments, and the Advisors and Managers rely primarily on their own evaluation of a borrower’s credit quality rather than on any available independent sources. As a result, the Fund and Portfolio Funds are particularly dependent on the analytical abilities of the Advisors and the Managers, as the case may be.

The Fund or a Portfolio Fund may invest in senior loans rated below investment grade, which are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed to the Fund or a Portfolio Fund, and such defaults could reduce the Fund’s or the Portfolio

Fund’s net asset value and income distributions. An economic downturn generally leads to a higher non-payment rate and a senior loan may lose significant value before a default occurs. Moreover, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value.

No active trading market may exist for certain senior loans, which may impair the ability of the Fund or a Portfolio Fund to realize full value in the event of the need to sell a senior loan and may make it difficult to value senior loans. Adverse market conditions may impair the liquidity of some actively traded senior loans, meaning that the Fund or a Portfolio Fund may not be able to sell them quickly at a fair price. To the extent that a secondary market does exist for certain senior loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Illiquid securities are also difficult to value.

Although the senior loans in which the Fund or a Portfolio Fund may invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Fund or a Portfolio Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan. If the terms of a senior loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Fund or a Portfolio Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the senior loans. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. Uncollateralized or undercollateralized senior loans involve a greater risk of loss. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund or a Portfolio Fund. Such court action could under certain circumstances include invalidation of senior loans.

Senior loans are subject to legislative risk. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of senior loans for investment by the Fund or Portfolio Funds may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain borrowers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to increase their capital requirements, it may cause financial institutions to dispose of senior loans that are considered highly levered transactions. Such sales could result in prices that, in the opinion of the Advisors or the Managers, do not represent fair value. If the Fund or a Portfolio Fund attempts to sell a senior loan at a time when a financial institution is engaging in such a sale, the price the Fund or a Portfolio Fund could receive for the senior loan may be adversely affected.

Investments in senior loans may be subject to lender liability risk. Lender liability refers to a variety of legal theories generally founded on the premise that a lender has violated a duty of good faith, commercial reasonableness and fair dealing or a similar duty owed to the borrower, or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of its investments, the Fund or a Portfolio Fund may be subject to allegations of lender liability. In addition, under common law principles that in some cases form the basis for lender liability claims, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors.

Second Lien Loans Risk. Second lien loans generally are subject to similar risks as those associated with investments in senior loans. Because second lien loans are subordinated or unsecured and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second lien loans generally have greater price volatility than senior loans and may be less liquid. Second lien loans share the same risks as other below investment grade securities.

Mezzanine Investments Risk. The Fund and the Portfolio Funds may invest in mezzanine loans. Structurally, mezzanine loans usually rank subordinate in priority of payment to senior debt, such as senior bank debt, and are often unsecured. However, mezzanine loans rank senior to common and preferred equity in a borrower’s capital structure. Mezzanine debt is often used in leveraged buyout and real estate finance transactions. Typically, mezzanine loans have elements of both debt and equity instruments, offering the fixed returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of warrants. Due to their higher risk profile and often less restrictive covenants as compared to senior loans, mezzanine loans generally earn a higher return than senior secured loans. The warrants associated with mezzanine loans are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine loans may also include a “put” feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed-upon formula. Mezzanine investments may be issued with or without registration rights. Similar to other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine investments are usually unsecured and subordinate to other obligations of the issuer.

Risks of Loan Assignments and Participations. The Fund or Portfolio Funds may acquire loan assignments or participations. As the purchaser of an assignment, the Fund or a Portfolio Fund typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the Fund or the Portfolio Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. Because assignments may be arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund or the Portfolio Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In addition, if the loan is foreclosed, the Fund or the Portfolio Fund could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Fund or a Portfolio Fund may be required to pass along to a purchaser that buys a loan from the Fund or the Portfolio Fund by way of assignment a portion of any fees to which the Fund or the Portfolio Fund is entitled under the loan.

A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In connection with purchasing participations, the Fund or a Portfolio Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund or the Portfolio Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund or a Portfolio Fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund or a Portfolio Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Bank Loans. A Portfolio Fund may acquire direct interests or participations in privately held loans from banks, insurance companies, financial institutions, or other lenders, as well as claims held by trade or other creditors, and may originate these types of loans. These investments are subject to both interest rate risk and credit risk, and the risk of non-payment of scheduled interest or principal. Non-payment would result in a reduction of income to a Portfolio Fund and a reduction in the value of the investments experiencing non-payment. The liquidation of collateral securing a loan may not satisfy a borrower’s obligation in the event of non-payment, and such collateral may not be readily liquidated. To the extent that a loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of a borrower’s bankruptcy. Additional bankruptcy risks include delays or limitations on realizing the benefits of the collateral or subordination or invalidation of the loans. Some or all of the bank loans held by a Portfolio Fund may not be secured by any collateral, and such bank loans entail greater risk than secured bank loans. To the extent that a Portfolio Fund holds an investment in a bank loan acquired from another lender, the Portfolio Fund may be subject to certain credit risks with respect to that lender. In addition, because these investments are not registered and no public market for them exists, they typically are less liquid than publicly traded securities.

LIBOR Risk. According to various reports, certain financial institutions, commencing as early as 2005 and throughout the global financial crisis, routinely made artificially low submissions in the London Interbank Offered Rate (“LIBOR”) rate setting process. Since the LIBOR scandal came to light, several financial institutions have been fined significant amounts by various financial regulators in connection with allegations of manipulation of LIBOR rates. Other financial institutions in various countries are being investigated for similar actions. These developments may have adversely affected the interest rates on securities whose interest payments were determined by reference to LIBOR. Any future similar developments could, in turn, reduce the value of such securities owned by the Fund or Portfolio Funds.

Insolvency Considerations with Respect to Issuers of Indebtedness. Various laws enacted for the protection of creditors may apply to indebtedness in which the Fund or a Portfolio Fund invests. The information in this and the following paragraph is applicable with respect to U.S. issuers subject to U.S. federal bankruptcy law. Insolvency considerations may differ with respect to other issuers. If, in a lawsuit brought by an unpaid creditor or representative of creditors of an issuer of indebtedness, a court were to find that the issuer did not receive fair consideration or reasonably equivalent value for incurring the indebtedness and that, after giving effect to such indebtedness, the issuer (i) was insolvent, (ii) was engaged in a business for which the remaining assets of such issuer constituted unreasonably small capital or (iii) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they mature, such court could determine to invalidate, in whole or in part, such indebtedness as a fraudulent conveyance, to subordinate such indebtedness to existing or future creditors of such issuer, or to recover amounts previously paid by such issuer in satisfaction of such indebtedness. The measure of insolvency for purposes of the foregoing will vary. Generally, an issuer would be considered insolvent at a particular time if the sum of its debts was then greater than all of its property at a fair valuation, or if the present fair saleable value of its assets was then less than the amount that would be required to pay its probable liabilities on its existing debts as they became absolute and matured. There can be no assurance as to what standard a court would apply in order to determine whether the issuer was “insolvent” after giving effect to the incurrence of the indebtedness in which the Fund or a Portfolio Fund invested or that, regardless of the method of valuation, a court would not determine that the issuer was “insolvent” upon giving effect to such incurrence. In addition, in the event of the insolvency of an issuer of indebtedness in which the Fund or a Portfolio Fund invests, payments made on such indebtedness could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year) before insolvency. In general, if payments on indebtedness are avoidable, whether as fraudulent conveyances or preferences, such payments can be recaptured from the Fund or the Portfolio Fund to which such payments were made.

The Fund does not anticipate that it will engage in conduct that would form the basis for a successful cause of action based upon fraudulent conveyance, preference or equitable subordination. There can be no assurance, however, as to whether any lending institution or other party from which the Fund or Portfolio Funds may acquire such indebtedness engaged in any such conduct (or any other conduct that would subject such indebtedness and the Fund or Portfolio Funds to insolvency laws) and, if it did, as to whether such creditor claims could be asserted in a U.S. court (or in the courts of any other country) against the Fund or a Portfolio Fund.

Indebtedness consisting of obligations of non-U.S. issuers may be subject to various laws enacted in the countries of their issuance for the protection of creditors. These insolvency considerations will differ depending on the country in which each issuer is located or domiciled and may differ depending on whether the issuer is a non-sovereign or a sovereign entity.

Mortgage Related Securities Risk. Investing in mortgage-backed securities (“MBS”) entails various risks. MBS represent an interest in a pool of mortgages. The risks associated with MBS include: credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; risks associated with their structure and execution (including the collateral, the process by which principal and interest payments are allocated and distributed to investors and how credit losses affect issuing vehicle and the return to investors in such MBS); whether the collateral represents a fixed set of specific assets or accounts, whether the underlying collateral assets are revolving or closed-end, under what terms (including maturity of the MBS) any remaining balance in the accounts may revert to the issuing entity and the extent to which the entity that is the actual source of the collateral assets is obligated to provide support to the issuing vehicle or to the investors in such MBS; risks associated with the servicer of the underlying mortgages; adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on MBS secured by loans on certain types of commercial properties than on those secured by loans on residential properties; prepayment risk, which can lead to significant fluctuations in the value of the mortgage-backed security; loss of all or part of the premium, if any, paid; and decline in the market value of the security, whether resulting from changes in interest rates, prepayments on the underlying mortgage collateral or perceptions of the credit risk associated with the underlying mortgage collateral. In addition, the Fund’s or a Portfolio Fund’s level of investment in MBS of a particular type or in MBS issued or guaranteed by affiliated obligors, serviced by the same servicer or backed by underlying collateral located in a specific geographic region, may subject the Fund or the Portfolio Fund to additional risk.

When market interest rates decline, more mortgages are refinanced and the securities are paid off earlier than expected. Prepayments may also occur on a scheduled basis or due to foreclosure. During such periods, the reinvestment of prepayment proceeds by the Fund or a Portfolio Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. When market interest rates increase, the market values of MBS decline. At the same time, however, mortgage refinancings and prepayments slow, lengthening the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of MBS is usually more pronounced than it is for other types of fixed income securities. Moreover, the relationship between borrower prepayments and changes in interest rates may mean some high-yielding mortgage related and other asset-backed securities have less potential for increases in value if market interest rates were to fall than conventional bonds with comparable maturities.

In general, losses on a mortgaged property securing a mortgage loan included in a securitization will be borne first by the equity holder of the property, then by a cash reserve fund or letter of credit, if any, then by the holder of a mezzanine loan or B-Note, if any, then by the “first loss” subordinated security holder (generally, the “B-Piece” buyer) and then by the holder of a higher rated security. The Fund or a Portfolio Fund could invest in any class of security included in a securitization. In the event of default and the exhaustion of any equity support, reserve fund, letter of credit, mezzanine loans or B-Notes, and any classes of securities junior to those in which the Fund or a Portfolio Fund invests, the Fund or Portfolio Fund will not be able to recover all of its investment in the MBS it purchases. MBS in which the Fund or a Portfolio Fund invests may not contain reserve funds, letters of credit, mezzanine loans and/or junior classes of securities. The prices of lower credit quality securities are generally less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual issuer developments.

MBS generally are classified as either residential mortgage-backed securities (“RMBS”) or commercial mortgage-backed securities (“CMBS”), each of which are subject to certain specific risks as further described below.

■	RMBS Risks. RMBS are securities the payments on which depend primarily on the cash flow from residential mortgage loans made to borrowers that are secured by residential real estate. Non-agency residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan secured by residential property is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.
■	Agency RMBS Risks. MBS issued by the Federal National Mortgage Association (“FNMA”) or Federal Home Loan Mortgage Corporation (“FHLMC”) are guaranteed as to timely payment of principal and interest by FNMA or FHLMC, but are not backed by the full faith and credit of the U.S. Government. In 2008, the Federal Housing Finance Agency (the “FHFA”) placed FNMA and FHLMC into conservatorship. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its MBS. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. In connection with the conservatorship, the U.S. Treasury entered into an agreement with each of FNMA and FHLMC that contains various covenants that severely limit each enterprise’s operations. There is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will not decrease in value or default.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. In the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor. In the event of repudiation, the payments of interest to holders of FNMA or FHLMC MBS would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such MBS are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. If FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC MBS would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party. In addition, certain rights provided to holders of MBS issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC MBS may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such MBS have the right to replace FNMA or FHLMC as trustee if the requisite percentage of MBS holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed.

A 2011 report to Congress from the Treasury Department and the Department of Housing and Urban Development set forth a plan to reform America’s housing finance market, which would reduce the role of and eventually eliminate FNMA and FHLMC, and identified proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of FNMA and FHLMC. The impact of such reforms on the markets for MBS is currently unknown. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact FNMA, FHLMC and the Federal Home Loan Banks, and the values of their related securities or obligations.

■	Non-Agency RMBS Risks. Non-agency RMBS are securities issued by non-governmental issuers. Non-agency RMBS have no direct or indirect government guarantees of payment and are subject to various risks as described herein.
■	Borrower Credit Risk. Credit-related risk on RMBS arises from losses due to delinquencies and defaults by the borrowers in payments on the underlying mortgage loans and breaches by originators and servicers of their obligations under the underlying documentation pursuant to which the RMBS are issued. Non-agency residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The rate of delinquencies and defaults on residential mortgage loans and the aggregate amount of the resulting losses will be affected by a number of factors, including general economic conditions, particularly those in the area where the related mortgaged property is located, the level of the borrower’s equity in the mortgaged property and the individual financial circumstances of the borrower. If a residential mortgage loan is in default, foreclosure on the related residential property may be a lengthy and difficult process involving significant legal and other expenses. The net proceeds obtained by the holder on a residential mortgage loan following the foreclosure on the related property may be less than the total amount that remains due on the loan. The prospect of incurring a loss upon the foreclosure of the related property may lead the holder of the residential mortgage loan to restructure the residential mortgage loan or otherwise delay the foreclosure process.
■	Legal Risks. Legal risks associated with RMBS can arise as a result of the procedures followed in connection with the origination of the mortgage loans or the servicing thereof, which may be subject to various federal and state laws (including, without limitation, predatory lending laws), public policies and principles of equity that regulate interest rates and other charges, require certain disclosures, require licensing of originators, prohibit discriminatory lending practices, regulate the use of consumer credit information and debt collection practices and may limit the servicer’s ability to collect all or part of the principal of or interest on a residential mortgage loan, entitle the borrower to a refund of amounts previously paid by it or subject the servicer to damages and sanctions. Specifically, provisions of federal predatory lending laws, such as the federal Truth-in-Lending Act (as supplemented by the Home Ownership and Equity Protection Act of 1994) and Regulation Z, and various recently enacted state predatory lending laws provide that a purchaser or assignee of specified types of residential mortgage loans (including an issuer of RMBS) may be held liable for violations by the originator of such mortgage loans. Under such assignee liability provisions, a borrower is generally given the right to assert against a purchaser of its mortgage loan any affirmative claims and defenses to payment that such borrower could assert against the originator of the loan or, where applicable, the home improvement contractor that arranged the loan. Liability under such assignee liability provisions could, therefore, result in a disruption of cash flows allocated to the holders of RMBS where either the issuer of such RMBS is liable for damages or is unable to enforce payment by the borrower.

In most but not all cases, the amount recoverable against a purchaser or assignee under such assignee liability provisions is limited to amounts previously paid and still owed by the borrower. Moreover, sellers of residential mortgage loans to an issuer of RMBS typically represent that the loans have been originated in accordance with all applicable laws and in the event such representation is breached, the seller typically must repurchase the offending loan. Notwithstanding these protections, an issuer of RMBS may be exposed to an unquantifiable amount of potential assignee liability because, first, the amount of potential assignee liability under certain predatory lending laws is unclear and has yet to be litigated, and, second, in the event a predatory lending law does not prohibit class action lawsuits, it is possible that an issuer of RMBS could be liable for damages for more than the original principal amount of the offending loans held by it. In such circumstances the issuer of RMBS may be forced to seek contribution from other parties, who may no longer exist or have adequate funds available to fund such contribution.

In addition, structural and legal risks of RMBS include the possibility that, in a bankruptcy or similar proceeding involving the originator or the servicer (often the same entity or affiliates), the assets of the issuer could be treated as never having been truly sold by the originator to the issuer and could be substantively consolidated with those of the originator, or the transfer of such assets to the issuer could be voided as a fraudulent transfer. Challenges based on such doctrines could result also in cash flow delays and losses on the related issue of RMBS.

■	Mortgage Loan Market Risk. In the recent past, the residential mortgage market in the United States experienced difficulties that adversely affected the performance and market value of certain mortgages and mortgage related securities. Delinquencies and losses on residential mortgage loans (especially sub-prime and second lien mortgage loans) generally increased during this period and declines in or flattening of housing values in many housing markets were generally viewed as exacerbating such delinquencies and losses. Borrowers with adjustable rate mortgages (“ARMs”) are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates.

At any one time, a portfolio of RMBS may be backed by residential mortgage loans that are highly concentrated in only a few states or regions. As a result, the performance of such residential mortgage loans may be more susceptible to a downturn in the economy, including in particular industries that are highly represented in such states or regions, natural calamities and other adverse conditions affecting such areas. The economic downturn experienced in the recent past at the national level, and the more serious economic downturn experienced in the recent past in certain geographic areas of the United States, including in particular areas of the United States where rates of delinquencies and defaults on residential mortgage loans were particularly high, is generally viewed as having contributed to the higher rates of delinquencies and defaults on the residential mortgage loans underlying RMBS during this period. There also can be no assurance that areas of the United States that mostly avoided higher rates of delinquencies and defaults on residential mortgage loans during this period would continue to do so if an economic downturn were to reoccur at the national level.

Another factor that may contribute to, and may in the future result in, higher delinquency and default rates is the increase in monthly payments on ARMs. Any increase in prevailing market interest rates, which are currently near historical lows, may result in increased payments for borrowers who have ARMs. Moreover, with respect to hybrid mortgage loans (which are mortgage loans combining fixed and adjustable rate features) after their initial fixed rate period or other adjustable-rate mortgage loans, interest-only products or products having a lower rate, and with respect to mortgage loans with a negative amortization feature which reach their negative amortization cap, borrowers may experience a substantial increase in their monthly payment even without an increase in prevailing market interest rates. Increases in payments for borrowers may result in increased rates of delinquencies and defaults on residential mortgage loans underlying the non-agency RMBS.

As a result of rising concerns about increases in delinquencies and defaults on residential mortgage loans (particularly on sub-prime and adjustable-rate mortgage loans) and as a result of increasing concerns about the financial strength of originators and servicers and their ability to perform their obligations with respect to non-agency RMBS, there may be an adverse change in the market sentiments of investors about the market values and volatility and the degree of risk of non-agency RMBS generally. Some or all of the underlying residential mortgage loans in an issue of non-agency RMBS may have balloon payments due on their respective maturity dates. Balloon residential mortgage loans involve a greater risk to a lender than fully amortizing loans, because the ability of a borrower to pay such amount will normally depend on its ability to obtain refinancing of the related mortgage loan or sell the related mortgaged property at a price sufficient to permit the borrower to make the balloon payment, which will depend on a number of factors prevailing at the time such refinancing or sale is required, including, without limitation, the strength of the local or national residential real estate markets, interest rates and general economic conditions and the financial condition of the borrower. If borrowers are unable to make such balloon payments, the related issue of non-agency RMBS may experience losses.

The Fund or a Portfolio Fund may acquire RMBS backed by collateral pools of mortgage loans that have been originated using underwriting standards that are less restrictive than those used in underwriting “prime mortgage loans” and “Alt-A mortgage loans.” These lower standards include mortgage loans made to borrowers having imperfect or impaired credit histories, mortgage loans where the amount of the loan at origination is 80% or more of the value of the mortgage property, mortgage loans made to borrowers with low credit scores, mortgage loans made to borrowers who have other debt that represents a large portion of their income and mortgage loans made to borrowers whose income is not required to be disclosed or verified and are commonly referred to as “sub-prime” mortgage loans. Sub-prime mortgage loans have in recent periods experienced increased rates of delinquency, foreclosure, bankruptcy and loss, and they are likely to continue to experience delinquency, foreclosure, bankruptcy and loss rates that are higher, and that may be substantially higher, than those experienced by mortgage loans underwritten in a more traditional manner. Certain categories of RMBS, such as option ARM RMBS and sub-prime RMBS, have been referred to by the financial media as “toxic assets.”

Although the United States economy has been slowly improving in recent years, if the economy of the United States begins to deteriorate again the incidence of mortgage foreclosures, especially sub-prime mortgages, could begin to increase again, which could adversely affect the value of any RMBS owned by the Fund or Portfolio Funds.

■	Legislation and Regulation Risk. The significance of the mortgage crisis and loan defaults in residential mortgage loan sectors led to the enactment in July 2008 of the Housing and Economic Recovery Act of 2008, a wide-ranging housing rescue bill that offers up to $300 billion in assistance to troubled homeowners and emergency assistance to FNMA and FHLMC. This bill could potentially have a material adverse effect on the Fund’s investment program as the bill, among other things, (1) allows approximately 400,000 homeowners to refinance into affordable, government-backed loans through a program run by the Federal Housing Administration (“FHA”), and (2) provides approximately $180 million for “pre-foreclosure” housing counseling and legal services for distressed borrowers. In 2007, U.S. Treasury then-Secretary Henry Paulson and HUD then-Secretary Alphonso Jackson and the mortgage industry worked to develop HOPE NOW, an alliance of participants in the mortgage industry intended to work with borrowers with sub-prime mortgages facing interest rate increases and increasing payments. The Congressional Research Service reports that HOPE NOW has undertaken an initiative to provide homeowners with free telephone consultations with HUD-approved credit counselors, who can help homeowners contact their lenders and credit counselors to work out a plan to avoid foreclosure. Certain borrowers may also seek relief through the “FHA Secure” refinancing option that gives homeowners with non-FHA ARMs, current or delinquent and regardless of reset status, the ability to refinance into a FHA-insured mortgage. The Helping Families Save Their Homes Act of 2009, which was enacted on May 20, 2009, provides a safe harbor for servicers entering into “qualified loss mitigation plans” with respect to residential mortgages originated before the act was enacted. By protecting servicers from certain liabilities, this safe harbor may encourage loan modifications and reduce the likelihood that investors in securitizations will be paid on a timely basis or will be paid in full.
In addition, the mortgage crisis has led public advocacy groups to demand, and governmental officials and federal and state regulatory agencies to propose and consider, a variety of other “bailout” and “rescue” plans that could potentially have a material adverse effect on the investment program of the Fund or a Portfolio Fund. Some members of the U.S. Congress are concerned that the downturn in the housing market has played a role in the rise of late mortgage payments and foreclosures and expect that these conditions will lead to increased filings for bankruptcy. The terms of other proposed legislation or other plans may include, by way of example and not limitation, the following:
1.	moratoriums on interest rate increases for certain mortgage loans and on foreclosure proceedings;
2.	conversions of ARMs to fixed-rate mortgages (including in connection with government-backed refinancings of individual mortgage loans), with potential workouts to provide borrowers with equity stakes in their homes;
3.	increased scrutiny of mortgage originations (including mortgage loans in which the Fund or a Portfolio Fund may own an interest through non-agency RMBS) and foreclosure proceedings;
4.	additional registration and licensing requirements for mortgage brokers, lenders and others involved in the mortgage industry; and
5.	greater relief to homeowners under the U.S. Bankruptcy Code or other federal or state laws, including relief to stay or delay the foreclosure of residential mortgage loans or to modify payment terms, including interest rates and repayment periods, of residential mortgage loans, over a lender’s objections, as the result of a “cramdown,” which decreases the debt’s value to as low as the collateral’s fair market value.

A significant number of loan modifications could result in a significant reduction in cash flows to the holders of the mortgage securities on an ongoing basis. These loan modification programs, as well as future legislative or regulatory actions, including amendments to the bankruptcy laws, that result in the modification of outstanding mortgage loans may adversely affect the value of, and the returns on, the assets in which the Fund or a Portfolio Fund may invest.

New laws, legislation or other government regulations, including those promulgated in furtherance of a “bailout” or “rescue” plan to address the crisis and distress in the residential mortgage loan sector, may result in a reduction of available transactional opportunities for the Fund or Portfolio Funds, or an increase in the cost associated with such transactions. Any such law, legislation or regulation may adversely affect the market value of RMBS.

■	CMBS Risks. CMBS are, generally, securities backed by obligations (including certificates of participation in obligations) that are principally secured by mortgages on real property or interests therein having a multifamily or commercial use, such as regional malls, other retail space, office buildings, industrial or warehouse properties, hotels, nursing homes and senior living centers. The market for CMBS developed more recently and, in terms of total outstanding principal amount of issues, is relatively small compared to the market for single-family RMBS.

CMBS are subject to particular risks, including lack of standardized terms, shorter maturities than residential mortgage loans and payment of all or substantially all of the principal only at maturity rather than regular amortization of principal. Additional risks may be presented by the type and use of a particular commercial property. Special risks are presented by hospitals, nursing homes, hospitality properties and certain other property types. Commercial property values and net operating income are subject to volatility, which may result in net operating income becoming insufficient to cover debt service on the related mortgage loan. The repayment of loans secured by income-producing properties is typically dependent upon the successful operation of the related real estate project rather than upon the liquidation value of the underlying real estate. Furthermore, the net operating income from and value of any commercial property is subject to various risks, including changes in general or local economic conditions and/or specific industry segments; the solvency of the related tenants; declines in real estate values; declines in rental or occupancy rates; increases in interest rates, real estate tax rates and other operating expenses; changes in governmental rules, regulations and fiscal policies; acts of God; terrorist threats and attacks and social unrest and civil disturbances. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on MBS secured by loans on commercial properties than on those secured by loans on residential properties. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than one- to four- family residential lending. Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four- family mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom.

The exercise of remedies and successful realization of liquidation proceeds relating to CMBS is also highly dependent on the performance of the servicer or special servicer. In many cases, overall control over the special servicing of related underlying mortgage loans will be held by a “directing certificateholder” or a “controlling class representative,” which is appointed by the holders of the most subordinate class of CMBS in such series. The Fund or a Portfolio Fund may not have the right to appoint the directing certificateholder. In connection with the servicing of the specially serviced mortgage loans, the related special servicer may, at the direction of the directing certificateholder, take actions with respect to the specially serviced mortgage loans that could adversely affect the Fund’s or a Portfolio Fund’s interests. There may be a limited number of special servicers available, particularly those that do not have conflicts of interest.

The Fund or a Portfolio Fund may invest in subordinated CMBS issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Subordinated CMBS have no governmental guarantee and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior CMBS arising out of the same pool of mortgages. Subordinated CMBS are often referred to as “B-Pieces.” The holders of subordinated CMBS typically are compensated with a higher stated yield than are the holders of more senior CMBS. On the other hand, subordinated CMBS typically subject the holder to greater risk than senior CMBS and tend to be rated in a lower rating category (frequently a substantially lower rating category) than the senior CMBS issued in respect of the same mortgage pool. Subordinated CMBS generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional income securities and senior CMBS.

■	Adjustable Rate Mortgage Risk. ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, many ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is used to reduce the then-outstanding principal balance of the ARM.

In addition, certain ARMs may provide for an initial fixed, below-market or “teaser” interest rate. During this initial fixed rate period, the payment due from the related mortgagor may be less than that of a traditional loan. However, after the “teaser” rate expires, the monthly payment required to be made by the mortgagor may increase dramatically when the interest rate on the mortgage loan adjusts. This increased burden on the mortgagor may increase the risk of delinquency or default on the mortgage loan and in turn, losses on the MBS into which that loan has been bundled. This risk may be increased as increases in prevailing market interest rates, which are currently near historical lows, may result in increased payments for borrowers with ARMs.

■	Stripped MBS Risk. Stripped MBS may be subject to additional risks. One type of stripped mortgage-backed security pays to one class all of the interest from the mortgage assets (the IO class), while the other class will receive all of the principal (the PO class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets and a rapid rate of principal payments may have a material adverse effect on the Fund’s or a Portfolio Fund’s yield to maturity from these securities. If the assets underlying the IO class experience greater than anticipated prepayments of principal, the Fund or a Portfolio Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, PO class securities tend to decline in value if prepayments are slower than anticipated.
■	CMO Risk. There are certain risks associated specifically with collateralized mortgage obligations (“CMOs”). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. The average life of a CMO is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. Actual future results may vary from these estimates, particularly during periods of extreme market volatility. Further, under certain market conditions, such as those that occurred during the recent downturn in the mortgage markets, the weighted average life of certain CMOs may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone. CMOs issued by private entities are not obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payments when due, the holder could sustain a loss.
Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs. Many inverse floating rate CMOs have coupons that move inversely to a multiple of an index. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The market for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin. The Fund’s or a Portfolio Fund’s ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.
The Fund or a Portfolio Fund may also invest in real estate mortgage investment conduits (“REMIC”), which are CMOs that qualify for special tax treatment under the Code and invest in certain mortgages principally secured by interests in real property and other permitted investments.
■	Credit Risk Associated With Originators and Servicers of Mortgage Loans. A number of originators and servicers of residential and commercial mortgage loans, including some of the largest originators and servicers in the residential and commercial mortgage loan market, have experienced serious financial difficulties, including some that are now or were subject to federal insolvency proceedings. These difficulties have resulted from many factors, including increased competition among originators for borrowers, decreased originations by such originators of mortgage loans and increased delinquencies and defaults on such mortgage loans, as well as from increases in claims for repurchases of mortgage loans previously sold by them under agreements that require repurchase in the event of breaches of representations regarding loan quality and characteristics. Such difficulties may affect the performance of MBS backed by mortgage loans. Furthermore, the inability of the originator to repurchase such mortgage loans in the event of loan representation breaches or the servicer to repurchase such mortgage loans upon a breach of its servicing obligations also may affect the performance of related MBS. Delinquencies and losses on, and, in some cases, claims for repurchase by the originator of, mortgage loans originated by some mortgage lenders have recently increased as a result of inadequate underwriting procedures and policies, including inadequate due diligence, failure to comply with predatory and other lending laws and, particularly in the case of any “no documentation” or “limited documentation” mortgage loans that may support non-agency RMBS, inadequate verification of income and employment history. Delinquencies and losses on, and claims for repurchase of, mortgage loans originated by some mortgage lenders have also resulted from fraudulent activities of borrowers, lenders, appraisers, and other residential mortgage industry participants such as mortgage brokers, including misstatements of income and employment history, identity theft and overstatements of the appraised value of mortgaged properties. Many of these originators and servicers are very highly leveraged. These difficulties may also increase the chances that these entities may default on their warehousing or other credit lines or become insolvent or bankrupt and thereby increase the likelihood that repurchase obligations will not be fulfilled and the potential for loss to holders of non-agency MBS and subordinated security holders.

The servicers of non-agency MBS are often the same entities as, or affiliates of, the originators of these mortgage loans. Accordingly, the financial risks relating to originators of MBS described immediately above also may affect the servicing of MBS. In the case of such servicers, and other servicers, financial difficulties may have a negative effect on the ability of servicers to pursue collection on mortgage loans that are experiencing increased delinquencies and defaults and to maximize recoveries on sale of underlying properties following foreclosure. In recent years, a number of lenders specializing in residential mortgages have sought bankruptcy protection, shut down or been refused further financings from their lenders.
MBS typically provide that the servicer is required to make advances in respect of delinquent mortgage loans. However, servicers experiencing financial difficulties may not be able to perform these obligations or obligations that they may have to other parties of transactions involving these securities. Like originators, these entities are typically very highly leveraged. Such difficulties may cause servicers to default under their financing arrangements. In certain cases, such entities may be forced to seek bankruptcy protection. Due to the application of the provisions of bankruptcy law, servicers who have sought bankruptcy protection may not be required to advance such amounts. Even if a servicer were able to advance amounts in respect of delinquent mortgage loans, its obligation to make such advances may be limited to the extent that it does not expect to recover such advances due to the deteriorating credit of the delinquent mortgage loans or declining value of the related mortgaged properties. Moreover, servicers may overadvance against a particular mortgage loan or charge too many costs of resolution or foreclosure of a mortgage loan to a securitization, which could increase the potential losses to holders of MBS. In such transactions, a servicer’s obligation to make such advances may also be limited to the amount of its servicing fee. In addition, if an issue of MBS provides for interest on advances made by the servicer, in the event that foreclosure proceeds or payments by borrowers are not sufficient to cover such interest, such interest will be paid to the servicer from available collections or other mortgage income, thereby reducing distributions made on the MBS and, in the case of senior-subordinated MBS described below, first from distributions that would otherwise be made on the most subordinated MBS of such issue. Any such financial difficulties may increase the possibility of a servicer termination and the need for a transfer of servicing and any such liabilities or inability to assess such liabilities may increase the difficulties and costs in affecting such transfer and the potential loss, through the allocation of such increased cost of such transfer, to subordinated security holders.
There can be no assurance that originators and servicers of mortgage loans will not continue to experience serious financial difficulties or experience such difficulties in the future, including becoming subject to bankruptcy or insolvency proceedings, or that underwriting procedures and policies and protections against fraud will be sufficient in the future to prevent such financial difficulties or significant levels of default or delinquency on mortgage loans. Because the recent financial difficulties experienced by such originators and servicers is unprecedented and unpredictable, the past performance of the residential and commercial mortgage loans originated and serviced by them (and the corresponding performance of the related MBS) is not a reliable indicator of the future performance of such residential mortgage loans (or the related MBS).
In some cases, servicers of MBS have been the subject of legal proceedings involving the origination and/or servicing practices of such servicers. Large groups of private litigants and states’ attorneys general have brought such proceedings. Because of the large volume of mortgage loans originated and serviced by such servicers, such litigation can cause heightened financial strain on servicers. In other cases, origination and servicing practices may cause or contribute to such strain, because of representation and warranty repurchase liability arising in MBS and mortgage loan sale transactions. Any such financial strain could cause servicers to service below required standards, causing delinquencies and losses in any related MBS transaction to rise, and in extreme cases could cause the servicer to seek the protection of any applicable bankruptcy or insolvency law. In any such proceeding, it is unclear whether the fees that the servicer charges in such transactions would be sufficient to permit that servicer or a successor servicer to service the mortgage loans in such transaction adequately. If such fees had to be increased, it is likely that the most subordinated security holders in such transactions would be effectively required to pay such increased fees. Finally, these entities may be the subject of future laws designed to protect consumers from defaulting on their mortgage loans. Such laws may have an adverse effect on the cash flows paid under such MBS.
In addition, certain lenders who service and/or issue MBS have recently announced that they are being investigated by or have received information requests from U.S. federal and/or state authorities, including the SEC. As a result of such investigations and other similar investigations and general concerns about the adequacy or accuracy of disclosure of risks to borrowers and their understanding of such risks, U.S. financial regulators have recently indicated that they may propose new guidelines for the mortgage industry. Guidelines, if introduced, together with the other factors described herein, may make it more difficult for borrowers with weaker credit to refinance, which may lead to further increases in delinquencies, extensions in duration and losses in mortgage related assets.

■	Additional Risks of Mortgage Related Securities. Additional risks associated with investments in MBS include:
■	Interest Rate Risk. In addition to the interest rate risks described above, certain MBS may be subject to additional risks as the rate of interest payable on certain MBS may be set or effectively capped at the weighted average net coupon of the underlying mortgage loans themselves, often referred to as an “available funds cap.” As a result of this cap, the return to the holder of such MBS is dependent on the relative timing and rate of delinquencies and prepayments of mortgage loans bearing a higher rate of interest. In general, early prepayments will have a greater negative impact on the yield to the holder of such MBS.
■	Structural Risk. Because MBS generally are ownership or participation interests in pools of mortgage loans secured by a pool of properties underlying the mortgage loan pool, the MBS are entitled to payments provided for in the underlying agreement only when and if funds are generated by the underlying mortgage loan pool. This likelihood of the return of interest and principal may be assessed as a credit matter. However, the holders of MBS do not have the legal status of secured creditors, and cannot accelerate a claim for payment on their securities, or force a sale of the mortgage loan pool in the event that insufficient funds exist to pay such amounts on any date designated for such payment. The holders of MBS do not typically have any right to remove a servicer solely as a result of a failure of the mortgage pool to perform as expected.
■	Subordination Risk. MBS may be subordinated to one or more other senior classes of securities of the same series for purposes of, among other things, offsetting losses and other shortfalls with respect to the related underlying mortgage loans. For example, in the case of certain MBS, no distributions of principal will generally be made with respect to any class until the aggregate principal balances of the corresponding senior classes of securities have been reduced to zero. As a result, MBS may be more sensitive to risk of loss, writedowns, the non-fulfillment of repurchase obligations, overadvancing on a pool of loans and the costs of transferring servicing than senior classes of securities.
■	Prepayment, Extension and Redemption Risks. MBS may reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and historically have paid them off sooner. When a prepayment happens, a portion of the MBS which represents an interest in the underlying mortgage loan will be prepaid. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, a portion of the Fund’s or a Portfolio Fund’s higher yielding securities are likely to be redeemed and the Fund or Portfolio Fund will probably be unable to replace them with securities having as great a yield. In addition to reductions in the level of market interest rates and the prepayment provisions of the mortgage loans, repayments on the residential mortgage loans underlying an issue of RMBS may also be affected by a variety of economic, geographic and other factors, including the size difference between the interest rates on the underlying residential mortgage loans (giving consideration to the cost of refinancing) and prevailing mortgage rates and the availability of refinancing. Prepayments can result in lower yields to shareholders. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of MBS. This is known as prepayment risk.

Except in the case of certain types of RMBS, the mortgage loans underlying RMBS generally do not contain prepayment penalties and a reduction in market interest rates will increase the likelihood of prepayments on the related RMBS. In the case of certain home equity loan securities and certain types of RMBS, even though the underlying mortgage loans often contain prepayment premiums, such prepayment premiums may not be sufficient to discourage borrowers from prepaying their mortgage loans in the event of a reduction in market interest rates, resulting in a reduction in the yield to maturity for holders of the related RMBS. RMBS typically contain provisions that require repurchase of mortgage loans by the originator or other seller in the event of a breach of a representation or warranty regarding loan quality and characteristics of such loan. Any repurchase of a mortgage loan as a result of a breach has the same effect on the yield received on the related issue of RMBS as a prepayment of such mortgage loan. Any increase in breaches of representations and the consequent repurchases of mortgage loans that result from inadequate underwriting procedures and policies and protections against fraud will have the same effect on the yield on the related RMBS as an increase in prepayment rates.

Risk of prepayment may be reduced for commercial real estate property loans containing significant prepayment penalties or prohibitions on principal payments for a period of time following origination.

MBS also are subject to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate term into a long-term security. The values of long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

In addition, MBS may be subject to redemption at the option of the issuer. If a MBS held by the Fund or a Portfolio Fund is called for redemption, the Fund or Portfolio Fund will be required to permit the issuer to redeem or “pay-off” the security, which could have an adverse effect on the Fund’s or Portfolio Fund’s ability to achieve its investment objective.

■	Spread Widening Risk. The prices of MBS may decline substantially, for reasons that may not be attributable to any of the other risks described in this Prospectus. In particular, purchasing assets at what may appear to be “undervalued” levels is no guarantee that these assets will not be trading at even more “undervalued” levels at a time of valuation or at the time of sale. It may not be possible to predict, or to protect against, such “spread widening” risk.
■	Liquidity Risk. The liquidity of MBS varies by type of security; at certain times the Fund or a Portfolio Fund may encounter difficulty in disposing of such investments. Because MBS have the potential to be less liquid than other securities, the Fund or Portfolio Fund may be more susceptible to liquidity risks than funds that invest in other securities. In the past, in stressed markets, certain types of MBS suffered periods of illiquidity when disfavored by the market. Due to increased instability in the credit markets, the market for some MBS has experienced reduced liquidity and greater volatility with respect to the value of such securities, making it more difficult to value such securities.

Asset-Backed Securities Risk. Asset-backed securities (“ABS”) involve certain risks in addition to those presented by MBS. There is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities. Relative to MBS, ABS may provide the Fund or a Portfolio Fund with a less effective security interest in the underlying collateral and are more dependent on the borrower’s ability to pay. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction. Finally, ABS have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include a significant rise in defaults on the underlying loans, a sharp drop in the credit enhancement level or the bankruptcy of the originator. Once early amortization begins, all incoming loan payments (after expenses are paid) are used to pay investors as quickly as possible based upon a predetermined priority of payment.

The collateral underlying ABS may constitute assets related to a wide range of industries and sectors, such as credit card and automobile receivables. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. The Credit CARD Act of 2009 imposes new regulations on the ability of credit card issuers to adjust the interest rates and exercise various other rights with respect to indebtedness extended through credit cards. The Fund, Portfolio Funds, Managers and the Advisors cannot predict what effect, if any, such regulations might have on the market for ABS and such regulations may adversely affect the value of ABS owned by a Portfolio Fund or the Fund. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. If the economy of the United States deteriorates, defaults on securities backed by credit card, automobile and other receivables may increase, which may adversely affect the value of any ABS owned by a Portfolio Fund or the Fund. There is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities. In recent years, certain automobile manufacturers have been granted access to emergency loans from the U.S. Government and have experienced bankruptcy. As a result of these events, the value of securities backed by receivables from the sale or lease of automobiles may be adversely affected.

Some ABS, particularly home equity loan transactions, are subject to interest rate risk and prepayment risk. A change in interest rates can affect the pace of payments on the underlying loans, which in turn, affects total return on the securities.

CDO Risk. The Fund or Portfolio Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CDOs are types of asset-backed securities. A CBO is ordinarily issued by a trust or other special purpose entity (“SPE”) and is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities) held by such issuer. A CLO is ordinarily issued by a trust or other SPE and is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer. Although certain CDOs may benefit from credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect the Fund or a Portfolio Fund against the risk of loss on default of the collateral. Certain CDO issuers may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this Prospectus. CDOs may charge management fees and administrative expenses, which are in addition to those of the Fund and/or Portfolio Funds.

For both CBOs and CLOs, the cash flows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

In addition to the general risks associated with fixed income securities discussed herein, CDOs carry additional risks, including: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the CDO securities are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

The credit quality of CDOs depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. The underlying assets (e.g., securities or loans) of CDOs may be subject to prepayments, which would shorten the weighted average maturity and may lower the return of the CDO. If a credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The transaction documents relating to the issuance of CDOs may impose eligibility criteria on the assets of the issuing SPE, restrict the ability of the investment manager to trade investments and impose certain portfolio-wide asset quality requirements. These criteria, restrictions and requirements may limit the ability of the SPE’s investment manager to maximize returns on the CDOs. In addition, other parties involved in structured products, such as third party credit enhancers and investors in the rated tranches, may impose requirements that have an adverse effect on the returns of the various tranches of CDOs. Furthermore, CDO transaction documents generally contain provisions that, in the event that certain tests are not met (generally interest coverage and over-collateralization tests at varying levels in the capital structure), require that proceeds that would otherwise be distributed to holders of a junior tranche must be diverted to pay down the senior tranches until such tests are satisfied. Failure (or increased likelihood of failure) of a CDO to make timely payments on a particular tranche will have an adverse effect on the liquidity and market value of such tranche.

Payments to holders of CDOs may be subject to deferral. If cash flows generated by the underlying assets are insufficient to make all current and, if applicable, deferred payments on the CDOs, no other assets will be available for payment of the deficiency and, following realization of the underlying assets, the obligations of the issuer to pay such deficiency will be extinguished. The value of CDO securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or fund providing the credit support or enhancement. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on the assets and availability, price and interest rates of the assets. CDOs are limited recourse, may not be paid in full and may be subject to up to 100% loss.

CDOs are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized as illiquid securities; however, an active dealer market may exist which would allow such securities to be considered liquid in some circumstances.

Illiquid Investments and Market Characteristics. Investments held by the Fund or Portfolio Funds may be or become illiquid which may affect the ability of the Fund or a Portfolio Fund to exit such investments and may adversely affect the returns made by the Fund or Portfolio Funds. Such illiquidity may result from various factors, such as the nature of the instrument being traded, or the nature and/or maturity of the market in which it is being traded, the size of the position being traded, or because there is no established market for the relevant securities. Even where there is an established market, the price and/or liquidity of instruments in that market may be materially affected by certain factors. Securities and commodity exchanges typically have the right to suspend or limit trading in any instrument traded on that exchange. It is also possible that a governmental authority may suspend or restrict trading on an exchange or in particular securities or other instruments traded. A suspension could render it difficult for the Fund or a Portfolio Fund to liquidate positions and thereby might expose the Fund or the Portfolio Funds to losses.

The market prices, if any, for such illiquid investments tend to be volatile and may not be readily ascertainable and the Fund or Portfolio Funds may not be able to sell them when it desires to do so or to realize what it perceives to be their fair value in the event of a sale. Because of valuation uncertainty, the fair values of such illiquid investments reflected in the NAV of the Fund or Portfolio Funds attributable to such investment may not necessarily reflect the prices that would actually be obtained by the Fund or Portfolio Funds when such investments are realized. If the realization occurs at a price that is significantly lower than the NAV attributable to such investment, the Fund will suffer a loss. Moreover, securities in which the Fund or a Portfolio Fund may invest include those that are not listed on a stock exchange or traded in an over-the-counter market. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. The size of the Fund’s or Portfolio Funds’ position may magnify the effect of a decrease in market liquidity for such instruments. Changes in overall market leverage, deleveraging as a consequence of a decision by the counterparties with which the Fund or Portfolio Funds enter into repurchase/reverse repurchase agreements or derivative transactions to reduce the level of leverage available, or the liquidation by other market participants of the same or similar positions, may also adversely affect the Fund’s or a Portfolio Fund’s portfolio.

The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. The Fund or a Portfolio Fund may encounter substantial delays in attempting to sell non-publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or a Portfolio Fund. In some cases, the Fund or a Portfolio Fund may be contractually prohibited from disposing of investments for a specified period of time. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Further, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements which would be applicable if their securities were publicly traded.

Lending Portfolio Securities. The Portfolio Funds may lend their portfolio securities to brokers, dealers and financial institutions. In general, these loans are typically secured by collateral (typically consisting of cash, government securities or irrevocable letters of credit) maintained in an amount typically equal to at least 100% of the market value, determined daily, of the loaned securities. The Portfolio Funds are typically entitled to payments equal to the interest and dividends on the loaned security and could receive a premium for lending the securities. Lending portfolio securities would result in income to the Portfolio Funds, however, the Portfolio Funds may experience a loss in the event the borrower breaches its agreement, the return of the securities loaned is delayed or the default or insolvency of the borrower.

Material, Non-Public Information. From time to time, the Advisors or Managers may come into possession of confidential or material, non-public information that would limit the ability of the Fund or a Portfolio Fund to acquire or dispose of investments held by the Fund or a Portfolio Fund. The Fund’s or a Portfolio Fund’s investment flexibility may be constrained as a consequence of the inability of the Advisors or the Managers to use such information for investment purposes. Moreover, the Advisors or the Managers may acquire confidential or material, non-public information or be restricted from initiating transactions in certain securities or liquidating or selling certain investments at a time when the Advisors or the Managers would otherwise take such an action.

Interest Rate Fluctuations. The prices of certain securities which may be held by the Fund or Portfolio Funds tend to be sensitive to interest rate fluctuations and unexpected fluctuations in interest rates could cause the corresponding prices of the long and short portions of a position to move in directions which were not initially anticipated. Interest rates are highly sensitive to factors beyond the Advisors’ or the Managers’ control, including, among others, governmental monetary and tax policies and domestic and international economic and political conditions. In the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses that may be expected to affect adversely the Fund’s or a Portfolio Fund’s liquidity and operating results. In addition, interest rate increases generally will increase the interest carrying costs to the Fund or a Portfolio Fund of borrowed securities and leveraged investments or the cost of leverage for the Fund or a Portfolio Fund. Furthermore, to the extent that interest rate assumptions underlie the hedging of a particular position, fluctuations in interest rates could invalidate those underlying assumptions and expose the Fund or a Portfolio Fund to losses.

Portfolio Turnover. The Fund and Portfolio Funds may invest and trade their portfolio securities on the basis of certain short-term market considerations. The Fund and Portfolio Funds are not generally restricted in effecting transactions by any limitation with regard to portfolio turnover rate, and the turnover rate within the Fund or a Portfolio Fund may be significant, which will result in significant transaction costs and thereby reduce the investment performance of the Fund or Portfolio Fund.

Non-U.S. Investments. The Fund or Portfolio Funds may invest in securities of non-U.S. issuers and the governments of non-U.S. countries. These investments involve special risks not usually associated with investing in securities of U.S. companies or the U.S. government, including political and economic considerations, such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of the imposition of withholding or other taxes on dividends, interest, capital gain or other income; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict the Fund’s or a Portfolio Fund’s investment opportunities. In addition, because non-U.S. entities are not subject to uniform accounting, auditing, and financial reporting standards, practices and requirements comparable with those applicable to U.S. companies, there may be different types of, and lower quality, information available about a non-U.S. company than a U.S. company. There is also less regulation, generally, of the securities markets in many foreign countries than there is in the U.S., and such markets may not provide the same protections available in the U.S. With respect to certain countries, there may be the possibility of political, economic or social instability, the imposition of trading controls, import duties or other protectionist measures, various laws enacted for the protection of creditors, greater risks of nationalization or diplomatic developments which could materially adversely affect the Fund’s or Portfolio Funds’ investments in those countries. Furthermore, individual economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Investment in non-U.S. countries may also be subject to withholding or other taxes, which may be significant and may reduce returns.

Rules adopted under the 1940 Act permit the Fund to maintain its non-U.S. securities and foreign currency in the custody of certain eligible non-U.S. banks and securities depositories, and the Fund and Portfolio Funds generally hold their non-U.S. securities and foreign currency in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Fund’s and Portfolio Funds’ ability to recover their assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund or a Portfolio Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund or a Portfolio Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund or Portfolio Fund than for registered or private investment companies invested only in the United States.

Certain banks in foreign countries may not be eligible sub-custodians for the Fund, in which event the Fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or the Fund may incur additional costs and delays in providing transportation and custody services for such securities outside of such countries. The Fund may encounter difficulties in effecting portfolio transactions on a timely basis with respect to any securities of issuers held outside the issuer’s country.

Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the Fund’s or a Portfolio Fund’s ability to purchase or sell non-U.S. securities or transfer the Fund’s or Portfolio Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s or Portfolio Fund’s operations. In addition, the U.S. Government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s or a Portfolio Fund’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s or a Portfolio Fund’s investments.

In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for the Advisors or Managers to completely and accurately determine a company’s financial condition.

Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for the Fund or a Portfolio Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its non-U.S. securities.

Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. Communications between the United States and foreign countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund or a Portfolio Fund to carry out transactions. If the Fund or a Portfolio Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund or a Portfolio Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund or a Portfolio Fund could be liable for any losses incurred.

While the volume of transactions effected on foreign stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange (“NYSE”). Accordingly, the Fund’s or a Portfolio Fund’s non-U.S. securities may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies.

A number of countries have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. In accordance with the 1940 Act, the Fund may invest up to 10% of its total assets in securities of closed-end investment companies, not more than 5% of which may be invested in any one such company. This restriction on investments in securities of closed-end investment companies may limit opportunities for the Fund to invest indirectly in certain smaller capital markets. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their NAVs. If the Fund acquires shares in closed-end investment companies, shareholders would bear both their proportionate share of the Fund’s expenses (including investment advisory fees) and, indirectly, the expenses of such closed-end investment companies. The Fund, or a Portfolio Fund, may also seek, at its own cost, to create its own investment entities under the laws of certain countries.

Foreign Currency Risk. Changes in foreign currency exchange rates may affect the value of securities held by the Fund or a Portfolio Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s or a Portfolio Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. The Advisors or Managers may, but are not typically required to, elect for the Fund or a Portfolio Fund to seek to protect itself from changes in currency exchange rates through hedging transactions depending on market conditions. In addition, certain countries, particularly emerging market countries, may impose foreign currency exchange controls or other restrictions on the transferability, repatriation or convertibility of currency.

EMU and Redenomination Risk. As the European debt crisis has progressed, the possibility of one or more Eurozone countries exiting the EMU, or even the collapse of the Euro as a common currency, has arisen, creating significant volatility at times in currency and financial markets generally. The effects of the collapse of the Euro, or of the exit of one or more countries from the EMU, on the U.S. and global economy and securities markets are impossible to predict and any such events could have a significant adverse impact on the value and risk profile of the Fund’s or a Portfolio Fund’s portfolio. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of the Fund’s and Portfolio Funds’ portfolio investments. If one or more EMU countries were to stop using the Euro as its primary currency, the Fund’s or Portfolio Funds’ investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to foreign currency risk, liquidity risk and valuation risk to a greater extent than similar investments currently denominated in Euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the Euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. The Fund or Portfolio Funds may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

Emerging Markets. The Fund and Portfolio Funds may invest in securities and currencies traded in various markets throughout the world, including emerging or developing markets, some of which are highly controlled by governmental authorities. Such investments are particularly speculative and entail all of the risks of investing in non-U.S. investments but to a heightened degree. “Emerging market” countries generally include every nation in the world except developed countries, that is, the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Particularly in developing countries, laws governing transactions in securities, commodities, derivatives and securities indices and other contractual relationships are new and largely untested. Investments in emerging markets may, among other things, carry the risks of less publicly available information, more volatile markets, less strict securities market regulation, less favorable tax provisions, a greater likelihood of severe inflation, unstable currency, war and expropriation of personal property, inadequate investor protection, contradictory legislation, incomplete, unclear and changing laws, ignorance or breaches of regulations on the part of market participants, lack of established or effective avenues for legal redress, lack of standard practices and confidentiality customs characteristic of developed markets, and lack of enforcement of existing regulations. Hence, it may be difficult to obtain and enforce a judgment in certain emerging countries. There can be no assurance that this difficulty in protecting and enforcing rights will not have a material adverse effect on the Fund or a Portfolio Fund and their operations. In addition, certain emerging market countries require governmental approval prior to investments by foreign persons in a particular issuer, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

There is also the possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividends, interest, capital gains or other income, limitations on the removal of funds or other assets, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of investments in those countries. In addition, regulatory controls and corporate governance of companies in emerging markets confer little protection on minority shareholders. Anti-fraud and anti-insider trading legislation is often rudimentary. The concept of fiduciary duty to shareholders by officers and directors is also limited when compared to such concepts in developed markets. In certain instances management may take significant actions without the consent of shareholders and anti-dilution protection may also be limited. The typically small or relatively small size of markets for securities of issuers located in emerging market countries and the possibility of a low or non-existent volume of trading in those securities may also result in a lack of liquidity and increased price volatility of those securities, which may reduce the return on such investments.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund or a Portfolio Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund or Portfolio Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Geopolitical Risk. The aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine and the Middle East, possible terrorist attacks in the United States and around the world, growing social and political discord in the United States, the European debt crisis, the response of the international community — through economic sanctions and otherwise — to Russia’s recent annexation of the Crimea region of Ukraine and posture vis-a-vis Ukraine, further downgrade of U.S. Government securities and other similar events, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Advisors do not know how long the securities markets may be affected by these events and cannot predict the effects of these similar events in the future on the U.S. economy and securities markets.

The Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Fund or Portfolio Funds currently are and/or will be investing, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organization to carry out their duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements. The Fund and the Portfolio Funds may be adversely affected by uncertainties such as terrorism, international political developments, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which they are invested.

Growth Stock Risk. Securities of growth companies may be more volatile since such companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

Value Stock Risk. The Advisors or the Managers may be wrong in their assessment of a company’s value and the stocks the Fund or a Portfolio Fund owns may not reach what the Advisors or the Managers believe are their full values. A particular risk of the Fund’s or a Portfolio Fund’s value strategies is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings, and industrial production. The market may not favor value-oriented stocks and may not favor equities at all. During those periods, the Fund’s or a Portfolio Fund’s relative performance may suffer.

Preferred Securities Risk. There are special risks associated with investing in preferred securities, including:

■	Deferral: Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund or a Portfolio Fund owns a preferred security that is deferring its distributions, the Fund or a Portfolio Fund may be required to report income for tax purposes although it has not yet received such income.
■	Subordination: Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than debt instruments.
■	Liquidity: Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities.
■	Limited Voting Rights: Generally, preferred security holders have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. In the case of trust preferred securities, holders generally have no voting rights, except if (i) the issuer fails to pay dividends for a specified period of time or (ii) a declaration of default occurs and is continuing.
■	Special Redemption Rights: In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by certain changes in Federal income tax or securities laws. As with call provisions, a special redemption by the issuer may negatively impact the return of the security held by the Fund or a Portfolio Fund.
■	Trust Preferred Securities. The Fund or Portfolio Funds may invest in trust preferred securities. Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Trust preferred securities are typically junior and fully subordinated liabilities of an issuer and benefit from a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for five years or more without triggering an event of default. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors.

Trust preferred securities include but are not limited to trust originated preferred securities (“TOPRS®”); monthly income preferred securities (“MIPS®”); quarterly income bond securities (“QUIBS®”); quarterly income debt securities (“QUIDS®”); quarterly income preferred securities (“QUIPSSM”); corporate trust securities (“CORTS®”); public income notes (“PINES®”); and other trust preferred securities.

Trust preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many trust preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for Federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the trust preferred securities are treated as interest rather than dividends for Federal income tax purposes. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common shareholders, but would typically be subordinated to other classes of the operating company’s debt. Typically a preferred share has a rating that is slightly below that of its corresponding operating company’s senior debt securities.

■	New Types of Securities: From time to time, preferred securities, including hybrid-preferred securities, have been, and may in the future be, offered having features other than those described herein. The Fund or a Portfolio Fund may invest in these securities if the Advisors or Managers believe that doing so would be consistent with the Fund’s or Portfolio Fund’s investment objective and policies. Since the market for these instruments would be new, the Fund or a Portfolio Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Convertible Securities Risk. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security. Generally, the amount of the premium decreases as the convertible security approaches maturity.

Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in a charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by the Fund or a Portfolio Fund is called for redemption, the Fund or Portfolio Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

The Fund or a Portfolio Fund could also invest in synthetic convertible securities. Synthetic convertible securities could include, for example, either “Cash-Settled Convertibles” or “Manufactured Convertibles.” Cash-Settled Convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a Cash-Settled Convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured Convertibles are created by the Advisors, Managers or another party by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed income (“fixed income component”) or a right to acquire equity securities (“convertibility component”). The fixed income component is achieved by investing in nonconvertible fixed income securities, such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in call options, warrants, or other securities with equity conversion features (“equity features”) granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.

A Manufactured Convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security that has a unitary market value, a Manufactured Convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total “market value” of such a Manufactured Convertible is the sum of the values of its fixed income component and its convertibility component.

A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument. Synthetic convertible securities are also subject to the risks associated with derivatives.

More flexibility is possible in the creation of a Manufactured Convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the Advisors or Managers may combine a fixed income instrument and an equity feature with respect to the stock of the issuer of the fixed income instrument to create a synthetic convertible security otherwise unavailable in the market. The Advisors or Managers may also combine a fixed income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the Advisors or Managers believe such a Manufactured Convertible would better promote the Fund’s or a Portfolio Fund’s investment objective than alternative investments. For example, the Advisors or Managers may combine an equity feature with respect to an issuer’s stock with a fixed income security of a different issuer in the same industry to diversify the Fund’s or Portfolio Fund’s credit exposure, or with a U.S. Treasury instrument to create a Manufactured Convertible with a higher credit profile than a traditional convertible security issued by that issuer. A Manufactured Convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, “combined” to create a Manufactured Convertible. For example, the Fund or Portfolio Fund may purchase a warrant for eventual inclusion in a Manufactured Convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.

The value of a Manufactured Convertible may respond to certain market fluctuations differently from a traditional convertible security with similar characteristics. For example, in the event the Fund or a Portfolio Fund created a Manufactured Convertible by combining a short-term U.S. Treasury instrument and a call option on a stock, the Manufactured Convertible would be expected to outperform a traditional convertible of similar maturity that is convertible into that stock during periods when Treasury instruments outperform corporate fixed income securities and underperform during periods when corporate fixed income securities outperform Treasury instruments.

Purchasing Initial Public Offerings. The Fund and Portfolio Funds may invest in securities of companies in initial public offerings or shortly thereafter. Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the issuer, and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies and, thus, for the Fund or Portfolio Fund. The limited number of shares available for trading in some initial public offerings may make it more difficult for the Fund or a Portfolio Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices. In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of achieving them.

Highly Volatile Markets. The prices of the Fund’s or Portfolio Funds’ investments, and therefore the NAV of the Fund, can be highly volatile. Price movements of forward contracts, futures contracts and other derivative contracts in which the Fund or a Portfolio Fund may invest are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments and interest rate-related futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Moreover, since internationally there may be less government supervision and regulation of worldwide stock exchanges and clearinghouses than in the U.S., the Fund or a Portfolio Fund also is subject to the risk of the failure of the exchanges on which its positions trade or of its clearinghouses, and there may be a higher risk of financial irregularities and/or lack of appropriate risk monitoring and controls.

Warrants Risks. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund or Portfolio Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Rights Risks. The failure to exercise subscription rights to purchase common stock would result in the dilution of the Fund’s or Portfolio Fund’s interest in the issuing company. The market for such rights is not well developed, and, accordingly, the Fund or Portfolio Fund may not always realize full value on the sale of rights.

Systemic Risk. Credit risk may arise through a default by one of several large institutions that are dependent on one another to meet their liquidity or operational needs, so that a default by one institution causes a series of defaults by the other institutions. This is sometimes referred to as a “systemic risk” and may adversely affect financial intermediaries, such as clearing agencies, clearing houses, securities firms and exchanges, with which the Fund and the Portfolio Funds interact on a daily basis.

Counterparty Arrangements. In selecting counterparties to transactions in which the Fund will engage, including but not limited to, currency hedging transactions and borrowings under lines of credit it may have in place, the Advisors have the authority to and will consider a variety of factors in addition to the price associated with such transactions. Considerations may include, but are not limited to: (a) the ability of the counterparty to (i) provide other products and services, (ii) accept certain types of collateral and provide multiple products or services linked to such collateral or (iii) execute transactions efficiently and (b) the counterparty’s facilities, reliability and financial responsibility. If the Advisors determine that the counterparty’s transaction costs are reasonable overall, the Fund may incur higher transaction costs than it would have paid had another counterparty been used. The Advisors will periodically re-evaluate their assessment of the selected counterparty. Subject to any applicable regulatory frameworks and the terms of the Fund’s governing documents, counterparties to such transactions may be affiliates of, or service providers to, the Fund or the Advisors, and thus such transactions may be subject to a number of potential conflicts of interest.

Counterparty Risk. To the extent that the Fund or a Portfolio Fund engages in principal transactions, including, but not limited to, forward currency transactions, swap transactions, repurchase and reverse repurchase agreements and the purchase and sale of bonds and other fixed income securities, it must rely on the creditworthiness of its counterparties under such transactions. In certain instances, the credit risk of a counterparty is increased by the lack of a central clearing house for certain transactions, including certain swap contracts. In the event of the insolvency of a counterparty, the Fund or a Portfolio Fund may not be able to recover its assets, in full or at all, during the insolvency process. Counterparties to investments may have no obligation to make markets in such investments and may have the ability to apply essentially discretionary margin and credit requirements. Similarly, the Fund or a Portfolio Fund will be subject to the risk of bankruptcy of, or the inability or refusal to perform with respect to such investments by, the counterparties with which it deals. The

Advisors will seek to minimize the Fund’s exposure to counterparty risk by entering into such transactions with counterparties the Advisors believe to be creditworthy at the time they enter into the transaction. Certain Strategic Transactions may require the Fund to provide collateral to secure its performance obligations under a contract.

Reverse Repurchase Agreements Risk. Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense of the Fund or a Portfolio Fund, that the market value of the securities sold by the Fund or a Portfolio Fund may decline below the price of the securities at which the Fund or a Portfolio Fund is obligated to repurchase them and that the securities may not be returned to the Fund or a Portfolio Fund. There is no assurance that reverse repurchase agreements can be successfully employed. See also “General Risks — Risks Related to the Investment Strategy — Leverage Risk.”

Dollar Roll Transactions Risk. Dollar roll transactions involve the risk that the market value of the securities the Fund or a Portfolio Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Fund or a Portfolio Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted. Successful use of dollar rolls may depend upon the Advisors’ and the Managers’ ability to predict correctly interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed. See also “General Risks — Risks Related to the Investment Strategy — Leverage Risk.”

Risks of Investing in Other Investment Companies. Subject to the restrictions of the 1940 Act, the Fund may invest in other investments companies, including exchange-traded funds. As a shareholder in an investment company, the Fund would bear its ratable share of that investment company’s expenses. Holders of Units would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks to which the Fund is subject. Investment companies may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other investment companies, the Fund will be dependent upon the investment and research abilities of persons other than those employed by the Advisors. Portfolio Funds may also invest in other investment companies and are subject to the same types of risks.

Issuer Risk. In certain instances, the value of the Fund’s or Portfolio Funds’ investments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Smaller Company Risk. The general risks associated with debt instruments or equity securities are particularly pronounced for securities issued by companies with small market capitalizations. Small capitalization companies involve certain special risks. They are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also have limited liquidity. These securities may therefore be more vulnerable to adverse developments than securities of larger companies, and the Fund and Portfolio Funds may have difficulty purchasing or selling securities positions in smaller companies at prevailing market prices. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Risks Related to Portfolio Funds

In addition to the risks identified above under “Risks Related to the Investment Strategy”, the Portfolio Funds are subject to the additional risks disclosed in this section.

Limits on Investing in Portfolio Funds. There is a risk that the Fund may be precluded from investing in certain potential Portfolio Funds due to regulatory implications under the 1940 Act or other laws, rules or regulations or may be limited in the amount it can invest in voting securities of Portfolio Funds. For example, the Fund is required to disclose the names and current fair market value of its investments in Portfolio Funds on a quarterly basis, and a Portfolio Fund may object to public disclosure concerning the Fund’s investments and the valuations of such investments. Similarly, because of the Advisors’ actual and potential fiduciary duties to its current and future clients, the Advisors may limit the Fund’s ability to access or invest in certain Portfolio Funds. For example, the Advisors may believe that the Fund’s disclosure obligations under the 1940 Act may adversely affect the ability of such other clients to access, or invest in, a Portfolio Fund. Furthermore, an investment by the Fund could cause the Fund and other funds managed by BlackRock to become affiliated persons of a Portfolio Fund under the 1940 Act and prevent them from engaging in certain transactions. The Fund may invest in a non-voting class of a Portfolio Fund’s interests or forego certain voting rights with respect to the Portfolio Funds in an effort to avoid “affiliated person” status under the 1940 Act. The Advisors may also refrain from including a Portfolio Fund in the Fund’s portfolio, or may withdraw an existing investment in a Portfolio Fund, subject to applicable law, in order to address adverse regulatory implications that would arise under the 1940 Act for the Fund and the Advisors’ other clients if such an investment was made or maintained. In addition, the Fund’s ability to invest may be affected by considerations under other laws, rules or regulations, such as the Bank Holding Company Act and Employee Retirement Income Security Act. Such regulatory restrictions, including those arising under the 1940 Act, may cause the Fund to invest in different Portfolio Funds, or in the same or similar Portfolio Funds but on different and potentially less advantageous terms, than other clients of the Advisors, and may also cause the Fund to exclude certain Portfolio Funds as investment options. This approach may be detrimental to the investment performance of the Fund compared with what the performance would have been if the Fund did not follow such an approach.

The Fund also will be limited in its exposure to certain hedge funds because the Fund will generally limit investments in hedge funds to those that the Advisors believe: (i) have well established managers that are recognized leaders within their investment disciplines; (ii) have strong team structures (rather than reliance on one or a few individual investment managers, which increases key person risk due to reliance on one or a few persons assigned to key investment or other organizational responsibilities); and (iii) are managed by investment teams that have developed sound practices throughout their organization with respect to investments, risk management and operations. This approach may mean the Fund does not invest in less established hedge funds that may in some cases perform better than more established hedge funds. This approach may be detrimental to the investment performance of the Fund compared with what the performance would have been if the Fund did not follow such an approach. In order to be included in the Fund’s portfolio, Portfolio Funds must satisfy various requirements, including, but not necessarily limited to: (i) quarterly independent verification of NAV; (ii) quarterly independent valuation of material ASC 820 Level 3 assets; (iii) semi-annual operational due diligence review by BAA; and (iv) annual independent audit. The quarterly independent verification of NAV described above is generally undertaken by a Portfolio Fund’s administrator, and the quarterly independent valuation of material ASC 820 Level 3 assets is generally undertaken by a third party vendor, broker or administrator. As a result, these restrictions may limit the Portfolio Funds in which the Fund may invest. Such restrictions may be detrimental to the performance of the Fund relative to circumstances in which all or some of these restrictions did not exist.

Non-Voting Securities. To the extent the Fund holds non-voting securities in Portfolio Funds, the Fund will not be able to vote on matters that require the approval of the interest holders of the Portfolio Fund, including potentially matters adverse to the Fund’s interests. The absence of voting rights potentially could have an adverse impact on the Fund, though Portfolio Funds, as a general matter, rarely put matters to a vote of interest-holders and, when they do, the types of matters put to a vote are generally not important to the Fund’s primary purpose of investing in the Portfolio Fund, which is to gain exposure to the returns offered by that particular Portfolio Fund’s investment program. Additionally, given the Fund’s investment limitations set forth under “Investment Strategies”, it is unlikely that the Fund would own enough of a Portfolio Fund’s voting securities to influence voting decisions with respect to that Portfolio Fund.

Although the Fund may hold non-voting interests, the 1940 Act and the rules and regulations thereunder may nevertheless require the Fund to limit its position in any one Portfolio Fund in accordance with applicable regulatory requirements, as may be determined by the Fund in consultation with its counsel. These restrictions could change from time to time as applicable laws, rules or interpretations thereof are modified. The Fund could nevertheless be deemed in some circumstances to be an affiliated person of a Portfolio Fund and therefore subject to certain 1940 Act prohibitions with respect to affiliated transactions. In addition, the Fund’s percentage interest in a Portfolio Fund may be affected by contributions and withdrawals of third parties to or from the Portfolio Fund.

The Fund may also determine not to invest in a Portfolio Fund, limit its investments or redeem all or any part of its investment in a Portfolio Fund. For example, a Manager may refuse to create non-voting securities for, or issue non-voting securities to, the Fund, the Advisors may determine that an investment in a particular Portfolio Fund would not be advantageous absent such voting rights or the Advisors may determine that an investment in the non-voting securities of a Portfolio Fund is not consistent with their fiduciary obligations to the Fund and Other BlackRock Funds. See “— Limits on Investing in Portfolio Funds” above.

No Prior Operating History. Certain Portfolio Funds may have no prior or limited operating history upon which the Advisors can evaluate their potential performance. The past investment performance of funds managed by Managers with which the Fund invests or expects to invest may not be construed as an indication of the future results of an investment in the Fund.

Registration under the 1940 Act and Advisers Act. Portfolio Funds generally are not registered as investment companies under the 1940 Act; therefore, the Fund, as an investor in Portfolio Funds, does not have the benefit of the protections afforded by the 1940 Act. Managers may not be registered as investment advisers under the Advisers Act, in which case the Fund, as an investor in Portfolio Funds managed by such Managers, will not have the benefit of certain of the protections afforded by the Advisers Act. However, the regulatory landscape for private Portfolio Funds and their Managers is continuing to evolve and many, though not all, U.S.-based Managers and Managers with a measurable amount of assets under management attributable to U.S. clients or U.S. investors in Portfolio Funds they manage are now subject to Advisers Act registration and/or reporting obligations as a result of the Dodd-Frank Act. These new regulatory and reporting requirements may affect the operations and strategies of Managers and their Portfolio Funds in ways that are unexpected or not currently anticipated, may increase the costs of investing in Portfolio Funds and may come to have an adverse effect on the Fund and its investment program. Additionally, these new regulatory and reporting requirements may subject Managers and their Portfolio Funds to greater regulatory scrutiny and greater risk of liability arising out of violation of these new regulatory and reporting requirements. See “General Risks — Risks Related to the Fund — The Dodd-Frank Act.”

Risks of Mis-Categorizing Portfolio Funds Within Strategies. While the Advisors will generally attempt to categorize Portfolio Funds consistent with the investment strategies described herein, certain Portfolio Funds may fit into more than one category or may not closely resemble any of the categories. Accordingly, the Advisors have a wide degree of discretion in categorizing Portfolio Funds within strategies or allocating capital among strategies. If the Advisors make the wrong decision, certain strategies may be under- or over-weighted relative to what may have been intended. Accordingly, the Fund’s investment portfolio may be over-allocated or under-allocated to certain strategies and incur concentration risks or result in insufficient exposure within the portfolio as a result.

Limited Liquidity. Portfolio Funds may invest their assets in restricted securities and other illiquid investments. Restricted securities are securities that may not be sold to the public without an effective registration statement under the 1933 Act, or that may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. When registration is required to sell a security, a Portfolio Fund may be obligated to pay all or part of the registration expenses, and considerable time may pass before the Portfolio Fund is permitted to sell a security under an effective registration statement. If adverse market conditions develop during this period, a Portfolio Fund might obtain a less favorable price than the price that prevailed when the Portfolio Fund decided to sell. Portfolio Funds may be unable to sell restricted and other illiquid securities at the opportune times or prices.

Further, Portfolio Funds may be or may become illiquid, their marketability may be restricted and the realization of investments from them may take a considerable time and/or be costly, in particular because Portfolio Funds may have restrictions that allow redemptions only at specific infrequent dates with considerable notice periods, and apply lock-ups, gates and/or redemption fees. The Fund’s ability to withdraw monies from or invest monies in Portfolio Funds with such restrictions will be limited and such restrictions will limit the Fund’s flexibility to reallocate such assets among Portfolio Funds. In addition, Portfolio Funds may have the ability to indefinitely suspend the right of their investors to redeem their investment during periods of exceptional market conditions, such as those experienced during the 2007-2009 financial crisis, and such suspension may occur for an extended period of time or as a prelude to liquidation of the Portfolio Fund. Consequently, the Fund’s investment in a Portfolio Fund could depreciate in value during the time a redemption is delayed, and the Fund would be precluded from redeploying its capital to more advantageous investment opportunities. The risk of illiquidity in a Portfolio Fund is exemplified by the turmoil in the markets during 2007-2009 in which a number of Portfolio Funds suspended redemptions, resulting in the inability of investors to obtain liquidity in their holdings in such Portfolio Funds. Portfolio Funds may also be able to divide their portfolio assets into liquid and illiquid pools of assets and distribute the illiquid securities or interests in the illiquid securities to the Fund, and the Advisors may not have experience managing such assets. Portfolio Funds may also impose “gates,” which are limitations on the amount of a Portfolio Fund’s net assets that may be redeemed in any one redemption cycle. It may therefore be difficult for the Fund to sell or realize its investments in the Portfolio Funds in whole or in part. In addition, liquidity may be subject to commitments made by the Advisors as to the frequency of redemptions and/or length of lock-up periods to secure capacity with such Portfolio Funds.

Some of the Portfolio Funds may hold a portion of their assets in “side pockets,” which are sub-accounts within the Portfolio Funds in which certain assets (which generally are illiquid and/or hard to value) are held and segregated from the Portfolio Fund’s other assets until some type of realization event occurs. Side pockets thus have restricted liquidity, potentially extending over a much longer period than the typical liquidity an investment in the Portfolio Funds may provide. Should the Fund seek to liquidate its investment in a Portfolio Fund that maintains these side pockets, the Fund might not be able to fully liquidate its investment without delay, which could be considerable. In such cases, until the Fund is permitted to fully liquidate its interest in the Portfolio Fund, the value of its investment in such Portfolio Fund could fluctuate based on adjustments to the fair value of the side pocket as determined by the Portfolio Fund Manager. In addition, if a Portfolio Fund establishes a side pocket prior to the Fund’s investing in the Portfolio Fund, the Fund may not be exposed to the performance of the Portfolio Fund’s assets held in the side pocket. See “Calculation of Net Asset Value; Valuation.”

Some Managers may identify investment opportunities that are not yet available in the public markets and that are accessible only through private equity investments. To capitalize on such opportunities, Portfolio Funds may invest in private equity or venture capital funds, direct private equity investments and other investments that such Managers determine to have limited liquidity (each, a “special investment opportunity”). There may be no trading market for special investment opportunity securities, and the sale or transfer of such securities may be limited or prohibited. Positions in special investment opportunities may be able to be liquidated, if at all, only at disadvantageous prices. As a result, Portfolio Funds that hold such positions may be required to do so for many years, and despite adverse price movements. As a result, the Fund might not be able to withdraw the portion of its investment in a Portfolio Fund that is attributable to such special investment opportunities. As a result, a Portfolio Fund may be less liquid.

A Portfolio Fund may invest in privately placed securities, the resale of which is restricted or for which no liquid market exists. To the extent that a Portfolio Fund invests in such illiquid securities, it may be unable to dispose of these securities at the prices and times desired.

In addition, although the Fund does not currently anticipate the use of leverage, any use of leverage by the Fund may compound the risks associated with liquidity of Portfolio Fund investments because the Fund must maintain a certain degree of liquidity, based on its leveraged position, in order to service such debt. Failure to maintain such necessary liquidity may materially adversely affect the Fund.

Portfolio Funds’ Exposure to Lehman Brothers Bankruptcy and Its Affiliates’ Insolvency. On or about September 15, 2008, Lehman Brothers Holdings Inc. (“Lehman Holdings”) filed for protection under Chapter 11 of the United States Bankruptcy Code, Lehman Brothers International (Europe) Ltd. was placed into administration in the United Kingdom, Lehman Brothers Inc., a U.S. broker-dealer, became subject to protection of and possible sale or liquidation by the U.S. Securities Investor Protection Corporation, and other affiliates of Lehman Holdings suspended operations (the foregoing entitles, collectively, “Lehman”). Some of the Portfolio Funds may have engaged in business with Lehman and/or have counterparty exposure to Lehman that such Portfolio Funds have not yet been able to recover. It is currently unknown whether or when such Portfolio Funds will ultimately be able to recover any assets that are in Lehman’s possession or subject to Lehman’s control, although it is expected that any such recovery may take months or years and the value of any assets recovered may be significantly less than the value of the Portfolio Fund’s initial investment. Such Portfolio Funds may write down the value of their exposure to Lehman or may take steps to segregate their exposure to Lehman so that only existing investors will participate in the recovery and bear any costs related to such Portfolio Funds’ exposure to Lehman. To the extent the Fund indirectly participates in such Lehman exposure, it will be subject to the valuation uncertainties surrounding the Lehman claims. In some cases, Portfolio Funds with significant Lehman claims may be unable to value their portfolios.

Strategy Risk. Strategy risk is associated with the failure or deterioration of an entire strategy such that most or all investment managers employing that strategy suffer losses. Strategy specific losses may result from excessive concentration by multiple Managers in the same investment or general economic or other events that adversely affect particular strategies (e.g. the disruption of historical pricing relationships). The strategies employed by Managers may be speculative and involve substantial risk of loss in the event of such failure or deterioration.

Use of Multiple Managers. No assurance can be given that the collective performance of the Managers will result in profitable returns or avoid losses for the Fund. Positive performance achieved by one or more Managers may be neutralized by negative performance experienced by other Managers.

Managers’ Trading Strategies. There can be no assurance that the trading strategies employed by a Manager will be successful. For example, the proprietary models used by a Manager may not function as anticipated during unusual market conditions. Furthermore, while each Manager may have a performance record reflecting its prior experience, this performance cannot be used to predict future profitability.

Access to Information from Managers. The Advisors will request information from Managers regarding their historical performance and investment strategy. The Advisors will also monitor the performance of underlying investments on a continuing basis as such information is made available to the Advisors by the Managers. However, the Advisors may not always be provided with such information because certain of this information may be considered proprietary information by the particular Manager or for other reasons. This lack of access to independent information is a significant investment risk. Furthermore, the net asset values received by, or on behalf of, the Fund from each Manager will typically be estimates only, subject to revision through the end of each Portfolio Funds’ annual audit, which may occur on a date other than March 31st. Revisions to the Fund’s gain and loss calculations will be an ongoing process, and no appreciation or depreciation figure can be considered final until the Fund’s annual audit is completed.

Reliance on Key Individuals. The success of the investment policy of the Fund will be significantly dependent upon the Managers and their expertise and ability to attract and retain suitable staff. The success of a particular Portfolio Fund will be dependent on the expertise of the Manager for that Portfolio Fund. Incapacitation or loss of key personnel within Portfolio Funds may adversely affect such Portfolio Funds and thereby the Fund. Many Managers may have only one or a limited number of key individuals. The loss of one or more individuals from a Manager could have a material adverse effect on the performance of such Portfolio Fund which, in turn, could adversely affect the performance of the Fund.

Manager Risk. Manager risk is the risk of loss due to fraud on the part of a Manager, intentional or inadvertent deviations from their communicated investment strategy, including excessive concentration, directional investing outside pre-defined ranges or in new capital markets, excessive leverage and risk taking, or simply poor judgment. Although the Advisors will seek to allocate the Fund’s assets to Managers whom they believe will operate with integrity and sound operational and organizational standards, the Advisors may have no, or only limited, access to information regarding the activities of the Managers, and the Advisors cannot guarantee the accuracy or completeness of such information. As a consequence, although the Advisors will monitor the activities of the Managers, it may be difficult, if not impossible, for the Advisors to protect the Fund from the risk of Manager fraud, misrepresentation or material strategy alteration. The Advisors will have no control over the day-to-day operations of any of the Portfolio Funds managed by the Managers. As a result, there can be no assurance that every such Portfolio Fund will conform its conduct to these standards. The failure of operations, information technology systems or contingency/disaster recovery plans may result in significant losses for the affected Portfolio Funds. Members themselves will have no direct dealings or contractual relationships with the Managers.

Style Drift. The Advisors rely primarily on information provided by Managers in assessing a Portfolio Fund’s defined investment strategy, the underlying risks of such a strategy and determining whether, and to what extent, it will allocate the Fund’s assets to particular Portfolio Funds. “Style drift” is the risk that a Portfolio Fund may deviate from its stated or expected investment strategy. Style drift can occur abruptly if a Manager believes it has identified an investment opportunity for higher returns from a different approach (and the Manager disposes of an interest quickly to pursue this approach) or it can occur gradually, for instance if a “value”-oriented Manager gradually increases a Portfolio Fund’s investments in “growth” stocks. Style drift can also occur if a Portfolio Fund focuses on factors it had deemed immaterial in its offering documents, such as particular statistical information or returns relative to certain benchmarks, or as a result of subjective judgment as to how to categorize investments. Style drift may result in a Portfolio Fund pursuing investment opportunities in an area in which it has a competitive disadvantage or in which its Manager has limited expertise (e.g. a large-cap Manager focusing on small-cap investment opportunities). Moreover, style drift poses a particular risk for multiple-manager structures since, as a consequence, the Fund may be exposed to particular markets or strategies to a greater extent than was anticipated by the Advisors when the Advisors assessed the portfolio’s risk-return characteristics and allocated assets to Portfolio Funds (and which may, in turn, result in overlapping investment strategies among various Portfolio Funds). In addition, style drift may affect the categorization of a Portfolio Fund as relating to a particular discipline, and, as a result, may affect the Advisors’ attempts to monitor the Fund’s exposure targets. The Fund’s ability to respond to a Portfolio Fund’s style drift (e.g., by redeeming its investment in such Portfolio Fund) may be constrained by the redemption restrictions of such Portfolio Fund.

Monitoring of Portfolio Funds. Although the Advisors attempt to monitor the performance of all of the Portfolio Funds, the Advisors must ultimately rely on (i) the Manager to operate in accordance with the investment guidelines governing the Portfolio Fund, and (ii) the accuracy of the information provided to the Advisors by the Manager of the Portfolio Fund. Any failure of the Manager to operate within such guidelines or to provide accurate information with respect to such Portfolio Fund could subject the Fund to losses. Moreover, many of the strategies implemented by the Portfolio Funds rely on the financial information made available by the issuers in which the Portfolio Funds invest. The Advisors have no ability to independently verify the financial information disseminated by the issuers in which the Portfolio Funds invest and are dependent upon the integrity of both the management of these issuers and the financial reporting process in general.

Potential Conflicts of Interest Involving Managers. Certain of the Managers may engage in other forms of related and unrelated activities in addition to advising Portfolio Funds. They may also make investments in securities for their own account. Activities such as these could detract from the time a Manager devotes to the affairs of Portfolio Funds. In addition, certain of the Managers may engage affiliated entities to furnish brokerage services to Portfolio Funds and may themselves provide market making services, including acting as a counterparty in stock and over-the-counter transactions. As a result, in such instances the choice of broker, market maker or counterparty made by a Portfolio Fund and the level of commissions or other fees paid for such services (including the size of any mark-up imposed by a counterparty) may not have been made at arm’s length.

Proprietary Investment Strategies. The Managers may use proprietary investment strategies that are based on considerations and factors that are not fully disclosed to the Advisors or the Fund. The Managers generally use investment strategies that differ, and involve greater risk and expense, from those typically employed by traditional managers of portfolios of stocks and bonds. These strategies may involve risks that are not anticipated by the Managers, the Advisors or the Fund.

Prime Brokers and Custodians. Under the arrangements between the Portfolio Funds and their prime brokers and custodians, the prime brokers and custodians will have rights to identify as collateral, to rehypothecate or to otherwise use for their own purposes assets held by them for the Portfolio Funds from time to time. Legal and beneficial title to such assets may therefore be transferred to the relevant prime broker and custodian. Similarly, any cash of the Portfolio Funds held or received by or on behalf of a prime broker or custodian may not be treated as client money and may not be subject to the client money protections conferred by the client rules of the SEC or equivalent rules of other regulators to which such prime broker or custodian may be subject. Accordingly, the cash of the Portfolio Funds may also constitute collateral and may not be segregated from the cash of the prime brokers and custodians. Consequently, Portfolio Funds may rank as unsecured creditors in respect of such assets and cash on the insolvency of a prime broker and custodian and might not be able to recover such assets and cash in full. The inability of Portfolio Funds to recover such cash could have a material adverse effect on the Fund’s performance and returns to Members. For example, the bankruptcy of Lehman Brothers Holdings Inc. materially and adversely affected the operations of funds that used Lehman Brothers Holdings Inc. as a prime broker.

Side Letters and Other Agreements. Managers and Portfolio Funds may enter into separate agreements with certain of their investors, such as those affiliated with Managers or Portfolio Funds or those deemed to involve a significant or strategic relationship. Such agreements may provide more beneficial terms to investors other than the Fund by waiving certain terms or allowing such investors to invest on different terms than those on which the Fund has invested, including, without limitation, with respect to fees, liquidity, changes in redemption terms, key man provisions, notification upon the occurrence of certain events (in some instances including the ability to redeem upon the occurrence of certain events), “most favored nation” clauses and disclosure of certain information. Under certain circumstances, these agreements could create preferences or priorities for such investors. For example, Portfolio Funds may offer certain of their investors additional or different information and reporting than that offered to the Fund. Such information may provide the recipient greater insights into the Portfolio Fund’s activities as compared to the Fund in their capacity as investors in such Portfolio Fund, thereby enhancing the recipient’s ability to make investment decisions with respect to the Portfolio Fund and enabling such investor to make more informed decisions than the Fund about redeeming from the Portfolio Fund. Any resulting redemption could force the Portfolio Fund to sell investments at a time when it might not otherwise have done so or for a price less than their deemed fair market value, which will adversely affect the Fund as the remaining investor in the relevant Portfolio Fund.

The Advisors may in certain circumstances attempt to negotiate separate agreements with Managers or Portfolio Funds to which it allocates the Fund’s capital. No assurance can be given that any such agreement, if entered into, will be respected by the applicable Manager or Portfolio Fund or that such agreement would be enforceable in accordance with its terms. Further, there may be situations in which regulatory requirements, investment objectives, the timing of investments, historical relationships with a Manager or other considerations will result in differences between the Fund and a Manager’s other clients in terms of the availability of the benefits of any such agreements. Furthermore, there may be circumstances where the benefit provided cannot be exercised by all clients simultaneously or where one client directly or indirectly receives a greater benefit due to the participation by another client. In addition, although the Advisors may negotiate terms that it considers more advantageous overall, concessions may be required to obtain such terms, and the Fund may remain subject to all of the various risks described herein notwithstanding the terms of the side letter.

Performance Fees and Management Fees. Managers may receive compensation calculated by reference to the performance of the Portfolio Funds managed by them. Such compensation arrangements may create an incentive to make investments that are riskier or more speculative than would be the case if such arrangements were not in effect. In addition, because performance-based compensation is calculated on a basis that includes unrealized appreciation of Portfolio Fund assets, such performance-based compensation may be greater than if such compensation were based solely on realized gains. Furthermore, Managers may receive compensation calculated by reference to their assets under management. Such compensation arrangements may create an incentive to increase their assets under management regardless of their ability to effectively and optimally invest them.

Multiple Levels of Expense. The Fund and Portfolio Funds charge management fees, and Portfolio Funds also typically charge performance fees. In addition to a fixed management fee, Managers typically will also be paid or allocated amounts based upon a share of the profits or performance of the Portfolio Fund. Managers of such Portfolio Funds may receive substantially higher payments than would otherwise be the case under alternative arrangements. Other service providers of Portfolio Funds will normally be compensated or will receive allocations on terms that may include fixed and/or performance-based fees or allocations. As a result, the Fund, and indirectly Members, will pay multiple investment management and other service provider fees. In addition to the fees paid indirectly by the Fund to the Manager, fees paid in relation to Portfolio Funds will generally, for fixed fees, if applicable, range from 1% to 3% per annum of the average NAV of the Portfolio Funds, and performance fees or allocations are likely to range from 15% to 25% of the net capital appreciation in the Portfolio Funds for the relevant performance fee measurement period. Moreover, a Member bears a proportionate share of the expenses of the Fund and, indirectly, similar expenses of the Portfolio Funds. Investors could avoid the additional level of fees and expenses of the Fund by investing directly with the Portfolio Funds, although access to many Portfolio Funds may be limited or unavailable. Unless otherwise indicated, performance figures issued by the Fund and stated performance targets will be net of these fees and expenses.

Effect of Fund’s Repurchases on Diversification of Portfolio Funds. If the Directors elect to offer to repurchase Units and, as a result, a significant number of Units are tendered, the Fund may not be able to satisfy such repurchase requests across a variety of its Portfolio Funds and thus may be required to make disproportionate redemptions from select Portfolio Funds, resulting in a temporary imbalance in the Fund’s desired mix of Portfolio Funds.

Capacity Limitations of Portfolio Funds. Portfolio Funds may place limitations on the amount of, or number of persons whose, money they will manage. In addition, new rules and regulations may result in additional limitations or restrictions being placed by Managers on the types of investors or assets that Portfolio Funds may accept. Moreover, as a result of the convergence of the hedge fund and private equity markets and recent regulatory developments, many Portfolio Funds have lengthened liquidity terms, which may be more or less compatible with the liquidity requirements of the Fund or Other BlackRock Funds and therefore result in differences in portfolio composition. Any such restrictions or limitations could prevent the Advisors from allocating assets of the Fund to certain Managers and Portfolio Funds with which the Advisors would otherwise like to invest. In addition, when capacity is constrained, allocation decisions may be made on a non-pro rata basis among the Fund or Other BlackRock Funds, for example, so as to avoid small allocations or to increase existing below-target allocations before building new positions. Moreover, in the case of Portfolio Funds that generally are not accepting new investments, if the Advisors determine, in the ordinary course of managing the Fund’s assets, that it would be in the Fund’s best interests to change the Fund’s exposure to such Portfolio Funds, the Advisors may, in their sole and absolute discretion and subject to applicable law, reallocate such Portfolio Funds (in whole or in part) from or to, as the case may be, Other BlackRock Funds.

If the Advisors’ ability to make allocations to Managers or Portfolio Funds is limited or restricted, the Fund’s investment performance could be negatively impacted. Furthermore, because of these capacity limitations, it is likely that the Fund’s portfolio and the portfolios of Other BlackRock Funds will have differences in the specific investments held in their portfolios even when their investment objectives are the same or similar. These distinctions will result in differences in portfolio performance.

Portfolio Valuation. Interests in Portfolio Funds are generally valued based upon values or performance information provided by the Managers or their administrators, as the case may be. However, such information may be subject to little independent verification or other due diligence. In addition, these entities may not provide estimates of the value of Portfolio Funds, or may do so irregularly, with the result that the values of such investments may be estimated by the Advisors consistent with the Fund’s valuation policies and procedures. Certain securities or investments, particularly those for which market quotations may not be readily available, may be difficult to value. Because of overall size, concentration in particular markets and maturities of positions held by the Fund through the Portfolio Funds, the value at which its investments can be liquidated may differ, sometimes significantly, from the interim valuations obtained by the Fund. In addition, the timing of liquidations may also affect the values obtained on liquidation. Securities held by Portfolio Funds may routinely trade with bid-offer spreads that may be significant. In addition, the Portfolio Funds may hold loans or privately placed securities for which no public market exists. Accordingly, the values of Portfolio Funds provided to the Fund may be subject to an upward or downward adjustment based on information reasonably available at that time or following the auditing of Portfolio Funds’ financial records. There can therefore be no guarantee that the Fund’s investments could ultimately be realized at the Fund’s valuation of such investments. See “Calculation of Net Asset Value; Valuation.”

The valuations reported by the Managers of the Portfolio Funds, upon which the Fund may in certain circumstances primarily rely in calculating its month-end NAV and NAV per Unit, may be subject to later adjustment, based on information reasonably available at that time. The Fund will pay repurchase proceeds, as well as calculate management and other fees, on the basis of net asset valuations determined using the best information available as of the applicable Valuation Date. In the event that a Portfolio Fund, in accordance with its valuation procedures, subsequently corrects, revises or adjusts an unaudited estimated or final value that was properly relied upon by the Fund, or properly used by the Fund as a component of determining the fair value of its interest in that Portfolio Fund, the Fund will generally not make any retroactive adjustments to its NAV, or to any amounts paid based upon such NAV, to reflect a revised valuation. If, after the Fund pays repurchase proceeds, one or more of the valuations used to determine the NAV on which the repurchase payment is based are revised, the repurchasing Members (if the valuations are revised upward) or the remaining Members (if the valuations are revised downwards) will bear the risk of such revisions. A repurchasing Member will neither receive distributions from, nor will it be required to reimburse, the Fund in such circumstances. This may have the effect of diluting or increasing the economic interest of other Members. Such adjustments or revisions, whether increasing or decreasing the NAV at the time they occur, because they relate to information available only at the time of the adjustment or revision, will not affect the amount of the repurchase proceeds received by Members who had their Units repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from Managers or revisions to the NAV of a Portfolio Fund adversely affect the Fund’s NAV, the outstanding Units of the Fund will be adversely affected by prior repurchases to the benefit of Members who had their Units repurchased at a NAV per Unit higher than the adjusted amount. Conversely, any increases in the NAV per Unit resulting from such subsequently adjusted valuations will be entirely for the benefit of the holders of the outstanding Units and to the detriment of Members who previously had their Units repurchased at a NAV per Unit lower than the adjusted amount. New Members, as well as Members purchasing additional Units, may be affected in a similar way because the same principles apply to the subscription for Units. See “Calculation of Net Asset Value; Valuation.”

Because of the inherent uncertainty of valuation, the estimated value of Portfolio Funds for which no ready market exists may differ significantly from the value that would be used had a ready market for the security existed, and the differences could be material.

When market quotations may not be available, investments such as complex or unique financial instruments may be priced pursuant to a number of methodologies, such as computer-based analytical modeling or individual security evaluations. These methodologies generate approximations of market values, and there may be significant professional disagreement about the best methodology for a particular type of financial instrument or different methodologies that might be used under different circumstances. In the absence of an actual market transaction, reliance on such methodologies is essential, but may introduce significant variances in the ultimate valuation of Portfolio Funds.

The Managers will generally face a conflict of interest in providing valuations to the Fund since such valuations will affect the compensation of the Managers.

Some of the Portfolio Funds may hold a portion of their investments, in particular investments that are illiquid, in so-called “side pockets”. Side pockets are sub-funds or other special allocations within a Portfolio Fund that create a structure to invest in illiquid or hard to value securities or other investments and are valued independently from the general portfolio with distinct allocation, distribution and redemption terms and are generally held only by those investors existing at the time of investment or at the time the side pocket is created. There is no limit to the amount that the Fund may invest in Portfolio Funds with side pockets nor on the aggregate size of side pockets. Were the Fund to request redemption from a Portfolio Fund that distributed side pocket(s) to satisfy a portion of such redemption, the portion of the Fund’s interest in the Portfolio Fund’s side pockets would generally require a much longer period of time to realize than the redemption from the main portfolio and, during the period of liquidation of the side pockets, the Fund would remain invested in the side pockets and subject to subsequent market fluctuation in the value of the side pockets. In addition, Portfolio Funds may also establish side pockets or other liquidity management allocations at the time a redemption request is made that are intended to reflect that portion of the Portfolio Fund’s investments that are deemed illiquid at that time. To the extent such redemption side pockets are created, the Fund would similarly be subject to an extended liquidation period and market risk. In addition, the portion of a Portfolio Fund’s investments that are held in side pockets may be more difficult to value and the value of those investments reported by Mangers (and the Fund) may not accurately reflect the price of which such investments are eventually sold. See “Calculation of Net Asset Value; Valuation.”

Ownership of Underlying Investments. When deciding whether to invest, or continue investing in, Portfolio Funds, the Advisors carry out no independent investigation of the ownership of the assets of the Portfolio Fund or the administrator to the Portfolio Fund. Instead the Advisors rely on audited accounts and other financial information provided to it by the Portfolio Fund. In the event that Portfolio Funds do not own or there is a defect in the ownership of the underlying investments, this could have an adverse impact on the ability of the Fund to achieve its investment objective.

Indemnification of Portfolio Funds. The subscription agreement governing the terms of an investment in a Portfolio Fund generally includes an indemnification by the investor to the Portfolio Fund for breaches of representations and warranties made by the investor in the subscription agreement. The potential liability pursuant to such indemnification may exceed an investor’s investment in a Portfolio Fund. Additionally, the governing documents of the Portfolio Funds in which the Fund will invest provide indemnification and/or exculpation for their general partners, Managers, directors, their affiliates and their respective owners, employees, officers and agents for liabilities and losses incurred or arising out of their performance of services, except under certain circumstances. The economic risk to the Fund of indemnifying a Portfolio Fund may be greater in situations in which a Portfolio Fund has few investors or in which the Fund owns a significant percentage of the economic interests in the Portfolio Fund. Furthermore, Portfolio Funds may enter into indemnification arrangements and other arrangements with service providers and other parties that impose limitations on liability of such parties. In order to meet a particular debt or obligation, an investor or former investor in a Portfolio Fund, such as the Fund, may be required to make additional contributions or payments to such Portfolio Fund up to, but in no event in excess of, the aggregate amount of withdrawals and distributions actually received by it from the Portfolio Fund during or after the fiscal year (or relevant portion thereof) to which such debt or obligation is attributable.

Reimbursement Claims. Subsequent to its redemption from a Portfolio Fund, the Fund may have indemnification or reimbursement obligations to a Portfolio Fund with respect to liabilities, expenses or other adjustments to the redemption value that relate to the period during which the Fund was invested in the Portfolio Fund (or with respect to a partial redemption, that portion that has been redeemed). Such obligations may survive beyond the Fund’s redemption and may exceed the value of any remaining interest the Fund has in the Portfolio Fund (including with respect to any unpaid holdback). A reimbursement obligation could arise or be asserted, or an agreement or compromise reached, for example, based on the terms of the governing documents of the Portfolio Fund, applicable law, litigation or other less formal dispute resolution processes (a “Reimbursement Claim”). Recently, lawsuits have been filed with claims that, notwithstanding an investor’s lack of knowledge that a redemption may have been based on an overvaluation of a holding in an investment fund, an obligation to repay the amount of the asserted overpayment may exist. The Fund may also be subject to Reimbursement Claim if the governing documents of a Portfolio Fund require that the Fund be subject to a “clawback” in the event of an overpayment of redemption proceeds or as a result of bankruptcy proceedings involving a Portfolio Fund.

It is likely that the legal, contractual and other authority relevant to any Reimbursement Claim will be uncertain and require the Fund, together with legal counsel, to evaluate any Reimbursement Claim and determine a course of action in a manner it considers to be in the best interests of the Fund and, if relevant and to the extent permitted under applicable law, Other BlackRock Funds. An evaluation is likely to require consideration of many competing considerations and could require consideration of the interests of both the Fund and Other BlackRock Funds and any course of action would be uncertain as to its ultimate results. Such an evaluation may be time consuming and expensive for the Fund, its Members and Other BlackRock Funds.

A determination to contest or pay all or a portion of a Reimbursement Claim might impact existing Members, former Members or Members who have partially redeemed, differently. For example, the law, contractual agreements or other arrangements between the Fund and Members may be different from those relevant to the Reimbursement Claim. It is likely that the Fund’s existing Members would bear the full cost of any Reimbursement Claim.

Joint Class and Series Liabilities. Portfolio Funds may divide their shares or other interests (“Interests”) into series, classes and/or sub-classes and issue each series, class or sub-class of Interests for various purposes, including to appropriately account for the applicable management and/or performance fee and subscription dates. Liabilities are typically attributed across the various series, classes or sub-classes in accordance with a Portfolio Fund’s governing documents. However, it is often the case that a Portfolio Fund is a single legal entity and that creditors of the Portfolio Fund may enforce claims against all assets of the Portfolio Fund. Thus, holders of one or more series, classes or sub-classes of Interests may be compelled to bear the liabilities incurred in respect of other series, classes or sub-classes which such holders do not themselves own if there are insufficient assets attributable to the other series, classes or sub-classes to satisfy those liabilities. Accordingly, there is a risk that liabilities of a series, class or sub-class of Interests may not be limited to that particular series, class or sub-class and may be required to be paid out of one or more other series, classes or sub-classes of Interests, including a series, class or sub-class that may be held by the Fund, and the value of such contributing series, class or sub-class would be reduced as a result. A Portfolio Fund’s use of leverage could (in addition to other potential circumstances) result in a series, class or sub-class having liabilities greater than its assets, thus resulting in other series, classes or sub-classes becoming liable for the debts incurred by such series, class or sub-class. A Portfolio Fund’s use of currency hedging techniques in respect of one series, class or sub-class, but not another, may also result in similar cross-class liability risks. See “Currency Hedging” below.

Disposition of Securities of Portfolio Funds. In connection with the disposition of securities of Portfolio Funds, the Fund may be required to make representations about the business and financial affairs of the relevant Portfolio Fund typical of those made in connection with the sale of any security or business. The Fund may also be required to indemnify the purchasers of such securities of the Portfolio Fund to the extent that any such representation turns out to be inaccurate. These arrangements may result in contingent liabilities, which may ultimately have to be funded by the Fund.

Currency Hedging. Where Portfolio Funds offer shares denominated in currencies other than the U.S. Dollar, the Portfolio Fund may endeavor to hedge its exposure to such currency. The Fund will have no control over the manner in which such Portfolio Fund accounts for the profits, losses, and expenses associated with such hedging activities. It is possible that there could be cross liability among all classes of shares of such Portfolio Fund, and thus, the costs associated with such hedging activities may be allocated to the class of shares held by the Fund, even when such hedging activities do not directly relate to such class in the event that the assets of the relevant class are insufficient to meet such losses and expenses. As a result, the performance of such Portfolio Fund (and, thus, the performance of the Fund) could be adversely affected. The Fund itself may also engage in currency hedging. For additional information on the Fund’s use of currency hedging, see “General Risks — Risks Related to Strategic Transactions — Hedging Transactions.”

Increasing Size and Maturity of Hedge Fund Markets. The identification of attractive investment opportunities is difficult and involves a high degree of uncertainty. The growth in recent years in the number of hedge funds and assets managed by such funds, together with the increase in other market participants may reduce the opportunities available for the Advisors and the Managers to make certain investments or adversely affect the terms upon which investments can be made. This could reduce the ability of the Fund to generate returns and/or reduce the magnitude of these returns. Historic opportunities for some or all hedge fund strategies may be eroded over time while structural and/or cyclical factors may reduce opportunities for the Advisors and the Managers temporarily or permanently.

In addition, it is possible that the Fund may have exposure to the same investment or securities through more than one Portfolio Fund. Furthermore, the applicable Managers could take opposing positions with respect to such securities and thus the Fund’s exposure to such underlying security or investment could move against each other.

Non-U.S. Exchange Risk Exposure. Although Portfolio Funds are typically denominated in U.S. Dollars, certain Portfolio Funds may invest in securities denominated, and may receive a portion of their income and gains, in currencies other than the U.S. Dollar. A reduction in the value of such other currencies relative to the U.S. Dollar prior to conversion into U.S. Dollars, as applicable, would adversely affect the NAV of the Portfolio Fund and correspondingly, the NAV of the Fund. The Fund does not expect to hedge the exchange exposure related to any Portfolio Funds. To the extent that the Managers themselves seek to hedge non-U.S. exchange risk exposure, they may not be able to do so.

Leveraging by Portfolio Funds. Portfolio Funds may engage in various forms of leverage, and the Fund does not limit the use of leverage by individual Portfolio Funds or Portfolio Funds in the aggregate. Leverage can be employed in a variety of ways including direct borrowing, margining (an amount of cash or eligible securities an investor deposits with a broker when borrowing to buy securities), short selling and the use of futures, warrants, options and other derivative products. To the extent that a Portfolio Fund uses leverage, the value of its net assets will tend to increase or decrease at a greater rate than if no leverage were employed. If income and appreciation on investments made with borrowed funds are less than the required interest payments on the borrowings, the value of a Portfolio Fund’s (and therefore the Fund’s) net assets will decrease. The use of leverage by the Portfolio Funds can substantially increase the adverse impact of risks to which an investment in the Fund may be subject.

The cumulative effect of the use of leverage by Portfolio Funds in a market that moves adversely to such Portfolio Funds could result in a substantial loss to the Fund, which would be greater than if the Portfolio Funds were not leveraged. As a result, if the Fund’s losses with respect to any Portfolio Fund were to exceed the amount of capital invested in that Portfolio Fund, the Fund could lose its entire investment. Leverage increases the risk and volatility of Portfolio Funds and, as a consequence, the Fund’s risk and volatility. To the extent that Portfolio Funds use leverage, the rates at which they can borrow will affect their returns. In the event of a sudden, precipitous drop in value of a Portfolio Fund’s assets, the Portfolio Fund might not be able to liquidate assets quickly enough to repay its borrowings, further magnifying the losses incurred by the Portfolio Fund, and therefore the losses incurred by the Fund.

In addition, the Fund itself may enter into leverage transactions. Leverage transactions by the Fund would be in addition to any leverage transactions of Portfolio Funds and are not limited by the amount, if any, by which Portfolio Funds are leveraged or by leverage incurred by the Fund in connection with its currency hedging transactions, if any.

Use of Financing Arrangements by Portfolio Funds. A number of Portfolio Funds depend upon the availability of credit to finance their investment strategies. The prime brokers, banks and dealers that may provide financing to Portfolio Funds can apply essentially discretionary margin or other valuation policies. Changes by financing providers to these policies, or the imposition of other credit limitations or restrictions, may result in margin calls, loss of financing, forced liquidation of positions at disadvantageous prices or termination or cross defaults of transactions with the same or other dealers. These adverse effects may be compounded in the event that such limitations or restrictions are imposed suddenly and/or by multiple dealers or counterparties around the same time. For additional information regarding recent events affecting the availability of financing, see “General Risks — Risks Related to the Fund — Risks Associated With Recent Market Events.”

Brokerage Commissions and Transaction Costs. In selecting brokers or counterparties to effect portfolio transactions, Portfolio Funds will be likely to consider such factors as price, the ability to effect the transaction, the reliability and financial responsibility and any research products or services provided. Such products and services generally may be of benefit to the Portfolio Funds in question or to other clients of the relevant Manager but may not directly relate to transactions executed on behalf of such Portfolio Fund. Accordingly, if the Manager determines in good faith that the amount of commissions or transaction fees charged by the entity is reasonable in relation to the value provided, the relevant Portfolio Funds may pay an amount greater than that charged by another entity. Moreover, if a Manager enters into “soft dollar” arrangements, there can be no assurance that such Manager will comply with the safe harbor provided by Section 28(e) of the Exchange Act (“Section 28(e)”), which provides parameters for the use of soft or commission dollars to obtain “brokerage and research” services. Although disclosure of the use of “soft dollars” is generally sufficient to avoid legal risk under U.S. federal law, there may still be legal risk to the Manager under U.S. state law if “soft dollars” are used to pay for services not covered under the Section 28(e) safe harbor.

Managers may use “soft dollars” to acquire a variety of research, brokerage and other investment-related services, for example, research on market trends, reports on the economy, industries, sectors and individual companies or issuers; credit analyses; technical and statistical studies and information; accounting and tax law interpretations; political analyses; reports on legal developments affecting Portfolio Funds; information on technical market actions; and financial and market database services. Some Managers may acquire goods or services outside of Section 28(e) that may otherwise be considered manager overhead. The use of “soft dollars” by Managers to pay for items not covered under the Section 28(e) safe harbor creates a conflict of interest between the Manager and the Portfolio Fund to the extent that such items benefit primarily or exclusively the Manager or its other clients rather than the Portfolio Fund. In addition, the availability of non-monetary benefits not covered under the Section 28(e) safe harbor may influence the selection of brokers by the Manager. These conflicts of interest may have a detrimental effect on the Portfolio Fund and ultimately the Fund.

Concentration of Investment Portfolio. Because Portfolio Funds may have the ability to concentrate their investments by investing an unlimited amount of its assets in a single issuer, sector, market, industry, strategy, country or geographic region, the overall adverse impact on such Portfolio Fund, and correspondingly on the Fund, of adverse movements in the value of the securities of a single issuer, sector, market, industry, strategy, country or geographic region will be considerably greater than if such Portfolio Fund were not permitted to concentrate its investments to such an extent. By concentrating in a specific issuer, sector, market, industry, strategy, country or geographic region, Portfolio Funds will be subject to the risks of that issuer, sector, market, industry, strategy, country or geographic region, such as rapid obsolescence of technology, sensitivity to regulatory changes, minimal barriers to entry and sensitivity to overall market swings, and may be more susceptible to risks associated with a single economic, political or regulatory circumstance or event than a more diversified portfolio might be. Moreover, a number of Portfolio Funds might accumulate positions in the same or a related investment at the same time, compounding such risk. In addition, the Fund is permitted to make direct investments in securities and other financial instruments that are not Portfolio Funds. It is possible for the Fund, consistent with its investment policies and election to be treated as a “regulated investment company” for U.S. federal income tax purposes, to have a portion of its assets concentrated in a single issuer or security, and thus be subject to a similar concentration risk.

Investment Strategies. Certain of the Managers will, among other things, seek to utilize specialized investment strategies, follow allocation methodologies, apply investment models or assumptions, achieve a certain level of performance relative to specified benchmarks, and enter into hedging and other strategies intended, among other things, to affect the Portfolio Funds’ performance, risk levels, and/or market correlation. There can be no assurance that any Manager will have success in achieving any goal related to such practices. The Managers may be unable to or may choose in their judgment not to seek to achieve such goals.

The success of a Manager’s trading activities will depend on, among other things, the Manager’s ability to identify overvalued and undervalued investment opportunities and to exploit price discrepancies in the capital markets. Identification and exploitation of the investment strategies to be pursued by a Manager involves a high degree of uncertainty. No assurance can be given that the Managers will be able to locate suitable investment opportunities in which to deploy all of a Portfolio Fund’s capital. A reduction in the volatility and pricing inefficiency of the markets in which a Manager may seek to invest, as well as other market factors, will reduce the scope for a Manager’s investment strategies.

Significant Positions. A Portfolio Fund may acquire (i) more than 5% of a class of securities of a single issuer which would require the filing of a Schedule 13D or 13G statement with the SEC or (ii) more than 10% of a class of securities of a single issuer (which would impose certain limitations on the Portfolio Fund’s ability to trade in such securities, including the restrictions of Section 16 of the Exchange Act. The accumulation of such a significant position in the shares of a single issuer could lead to litigation or disputes in the event the Portfolio Fund desires to influence the issuer. The Manager may also seek to challenge the management of a portfolio company through a proxy contest. Such litigation or proxy contest may result in substantial expense to the Portfolio Fund, thus reducing the value of the Fund’s investment in that Portfolio Fund. In addition, the Manager may serve on the board of directors of one or more portfolio companies. As a result, the Manager would become an insider and may have access to material nonpublic information affecting the portfolio company, which may preclude the Portfolio Fund from selling its position (or acquiring additional shares) at any time when the Manager otherwise believes it would be appropriate to do so.

Moreover, a Portfolio Fund’s ability to realize value from certain of its investments may depend upon the ability of the Manager to influence the management of a portfolio company to take certain actions, including, for example, a recapitalization, restructuring, spin-off, sale of the business or change in management. If the Manager is incorrect in its assessment of the impact such action will have on the value of a portfolio company, or if it is unsuccessful in persuading the portfolio company’s management to take the desired action, the Portfolio Fund may sustain a loss on its investment in the portfolio company, resulting in a reduction of the value of the Fund’s investment in the Portfolio Fund.

Managers Invest Independently. The Managers generally invest wholly independently of one another and may at times hold economically offsetting positions. To the extent that the Managers do, in fact, hold such positions, the Fund’s portfolio, considered as a whole, may not achieve any gain or loss despite incurring fees and expenses in connection with such positions. Moreover, the independent nature of Managers’ investing may also result in Managers holding the same or similar positions and, to the extent Managers do, in fact, hold the same or similar positions, the Fund’s indirect exposures to such positions through its investments in Portfolio Funds may be more concentrated (and thus more risky and volatile) than if such investments were coordinated. In addition, Managers are compensated based on the performance of Portfolio Fund portfolios. Accordingly, there often may be times when a particular Manager may receive incentive compensation in respect of a Portfolio Fund for a period even though the Fund’s NAV may have decreased during such period. Furthermore, it is possible that from time to time, various Managers selected by the Advisors may be competing with each other for the same positions in one or more markets. In any such situations, the Fund could indirectly incur certain transaction costs without accomplishing any net result.

Non-U.S. Regulatory Risk. Non-U.S. rules or legislation regulating Managers and Portfolio Funds may be adopted and the possible scope of any such rules or legislation is unknown. The European Parliament recently adopted the EU Directive on Alternative Investment Fund Managers (the “AIFM Directive”), which will regulate Managers domiciled in the EU and Managers that manage Portfolio Funds domiciled or marketed in the EU. The AIFM Directive imposes certain requirements and restrictions on such Managers, which differ based on the domicile of the applicable Manager and Portfolio Fund and the circumstances under which a Portfolio Fund is marketed in the EU. Such requirements and restrictions may include disclosure and transparency obligations, capital adequacy, valuation and depositary requirements, leverage and investment restrictions, other conduct of business requirements and tax requirements. As a result of the AIFM Directive, a Manager may be restricted from marketing Portfolio Funds in the EU, may incur potentially significant increased operating costs, may be unable to engage in certain activities that it otherwise would have and/or may be subject to other adverse consequences.

Custom Funds. Other clients of the Advisors or their affiliates, and the Advisors or their affiliates as principals, may invest with Managers through various pooled separate account arrangements and/or other custom fund arrangements (“Custom Funds”). In many cases, other clients of the Advisors will invest with the same Managers as the Fund, but through a Custom Fund rather than as an investor in the Manager’s Portfolio Fund in which the Fund will invest. The Fund is not eligible to participate in Custom Funds due to certain regulatory restrictions under the 1940 Act. The Advisors may make different investment decisions as between a Custom Fund and a Portfolio Fund when determining to invest with a Manager on behalf of another client with a substantially similar investment objective and investment program as the Fund since such other clients will not be subject to the regulatory restrictions under the 1940 Act that prohibit the Fund’s participation in Custom Funds. Custom Funds may offer other clients of the Advisors or their affiliates different investment attributes, fees and/or liquidity as compared to a Portfolio Fund advised by the same Manager in which the Fund will invest.

The Fund’s inability to participate in Custom Funds may result in other clients of the Advisors or their affiliates investing with a Manager under terms substantially different, and potentially more favorable than, the terms on which the Fund may invest in that same Manager’s Portfolio Fund. As a consequence, the Fund may not realize as high a return as other clients of the Advisors and their affiliates that are permitted to participate in Custom Funds. Furthermore, the Fund may experience higher fees, more restrictive redemption terms and less favorable investment terms than other clients of the Advisors and their affiliates that are permitted to participate in Custom Funds.

Risks Related to Strategic Transactions

This section discusses risks relating to the types of Strategic Transactions that are expected to be made by the Fund or by the Portfolio Funds. It is possible that Portfolio Funds or the Fund will engage in a Strategic Transaction that is not described below, and any such Strategic Transaction will be subject to its own particular risks. Furthermore, Strategic Transactions involve counterparty risk (i.e., the risk that the counterparty fails to fulfill its contractual obligations under the terms of the instrument) and such instrument may not perform in the manner expected by the counterparties, thereby resulting in greater loss or gain to the investor, which is described in more detail in “General Risks — Risks Related to the Investment Strategy — Counterparty Risk.” For purposes of this discussion, risks related to the activities of the Advisors and the Fund should generally be interpreted to include the activities of Managers and Portfolio Funds, and risks related to the activities of the Managers and the Portfolio Funds should generally be interpreted to include the activities of the Advisors and the Fund.

General. Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the Advisors’ ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Contractual asymmetries and inefficiencies can also increase risk, such as break clauses, whereby a counterparty can terminate a transaction on the basis of a certain reduction in NAV of the Fund, incorrect collateral calls or delays in collateral recovery. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes. Successful use by the Fund of Strategic Transactions is subject to the Advisors’ ability to predict correctly movements in the direction of the price of the underlying asset.

Strategic Transactions can be highly volatile and expose the Fund to a high risk of loss. The low initial margin deposits normally required to establish a position in such instruments permit a high degree of leverage. As a result, depending on the type of instrument, a relatively small movement in the price of a contract or the underlying securities may result in a profit or a loss which is high in proportion to the amount of funds actually placed as initial margin and may result in further loss exceeding any margin deposited.

In addition, Strategic Transactions will likely be highly illiquid. Daily limits on price fluctuations and speculative position limits on exchanges may prevent prompt liquidation of positions resulting in potentially greater losses. It is possible that the Fund will not be able to terminate a Strategic Transaction prior to its expiration date or that the penalties associated with such a termination might impact the performance of the Fund in a material adverse manner.

When the Fund uses Strategic Transactions as an investment instrument rather than for hedging purposes, any loss on the derivative investment will not be offset by gains on another hedged investment. Therefore, the Fund will be directly exposed to the risks of that derivative. While derivatives used for hedging purposes can reduce or eliminate losses, such use can also reduce or eliminate gains.

Dodd-Frank Act Derivatives Title. Title VII of the Dodd-Frank Act (the “Derivatives Title”) imposes a new regulatory structure on derivatives markets, with particular emphasis on swaps and security-based swaps (collectively “swaps”). This new regulatory framework covers a broad range of swap market participants, including banks, non-banks, credit unions, insurance companies, broker-dealers and investment advisers, including the Advisors and Managers.

The SEC, other U.S. regulators, and to a lesser extent, the CFTC (the “Regulators”), still are in the process of adopting regulations to implement the Derivatives Title, though certain aspects of the new regulatory structure are substantially complete. Until the Regulators complete their rulemaking efforts, the extent to which the Derivatives Title and the rules adopted thereunder will impact the Fund is unclear. However, it is possible that the new regulatory structure for swaps may jeopardize certain trades and/or trading strategies employed by the Advisors and/or the Managers, or at least make them more costly.

Recently, new regulations have required the mandatory central clearing and mandatory exchange trading of particular types of interest rate swaps and index credit default swaps (together, “Covered Swaps”). Together, these new regulatory requirements impact the Fund’s trading of Covered Swaps. With respect to mandatory central clearing, the Fund is now required to clear its Covered Swaps through a clearing broker, which requires, among other things, posting initial margin and variation margin to the Fund’s clearing broker in order to enter into and maintain positions in Covered Swaps. With respect to mandatory exchange trading, the Advisors may be required to become participants of a new type of execution platform called a swap execution facility (“SEF”) or may be required to access the SEF through an intermediary (such as an executing broker) in order to be able to trade Covered Swaps for the Fund. In either scenario, the Advisors and/or the Fund may incur additional legal and compliance costs and transaction fees. Just as with the other regulatory changes imposed as a result of the implementation of the Derivatives Title, the increased costs and fees associated with trading Covered Swaps may jeopardize certain trades and/or trading strategies that may be employed by the Advisors, or at least make them more costly.

Additionally, the Regulators plan to finalize proposed regulations that would require swap dealers to collect from the Fund initial margin and variation margin for uncleared derivatives transactions and that would impose upon swap dealers new capital requirements. These requirements, when finalized, may make certain types of trades and/or trading strategies more costly or impermissible.

The Derivatives Title also requires swap dealers and major swap participants to register with the SEC and/or the CFTC, as appropriate. Swap dealers and major swap participants are subject to a panoply of new regulations, including among others, capital and margin requirements and business conduct standards. Additionally, it is expected that swap dealers will transfer at least some of their compliance costs to counterparties in the form of higher fees or less favorable marks on swap transactions. This means that the Fund and/or Portfolio Funds could face increased transaction costs when entering into swaps with a swap dealer.

The Fund and/or the Portfolio Funds, through their respective advisers, may also be subject to new systemic risk reporting requirements in the SEC’s Form PF and/or the CFTC’s Form CPO-PQR. The Derivatives Title also authorizes the CFTC to impose new position limit requirements, which once adopted, may impair the ability of the Fund and/or the Portfolio Funds to hedge exposure to or take a directional view of certain physical commodity markets.

These new requirements of the Derivatives Title may also increase the cost of certain hedging and other derivatives transactions; additionally, there may be market dislocations due to uncertainty during the regulatory implementation period and it is not yet clear how the derivatives market will adjust to new regulations. Until the Regulators complete the rulemaking process for the Derivatives Title, it is unknown the extent to which such risks may materialize.

There can be no assurance that these developments will not adversely affect the business and investment activities of the Advisors, the Managers and certain types of investment funds, including the Fund and the Portfolio Funds. In addition, the Advisors and/or the Managers may be subject to potential registration requirements or other additional responsibilities under the Derivatives Title and may therefore incur increased cost in conducting the Fund’s or the Portfolio Funds’ strategies, which may adversely affect the performance of the Fund. See “General Risks — Risks Related to the Fund — The Dodd-Frank Act” and “General Risks — Risk Related to the Investment Strategy — General Derivatives Risk.”

Hedging Transactions. The Fund may utilize financial instruments such as forward contracts, options and interest rate swaps, caps and floors to seek to hedge against declines in the values of portfolio positions (measured in terms of their base currencies) as a result of changes in currency exchange rates, certain changes in the equity markets and market interest rates and other events.

When engaging in a hedging transaction, the Fund may determine not to seek to establish a perfect correlation between the hedging instruments utilized and the portfolio holdings being hedged. Such an imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to a risk of loss. The Fund may also determine not to hedge against a particular risk because it does not regard the probability of the risk occurring to be sufficiently high as to justify the cost of the hedge or because it does not foresee the occurrence of the risk. It may not be possible for the Fund to hedge against a change or event at attractive prices or at a price sufficient to protect the assets of the Fund from the decline in value of the portfolio positions anticipated as a result of such change. The Fund may also be restricted in its ability to effectively manage the portion of its assets that are segregated or earmarked to cover its obligations. In addition, it may not be possible to hedge at all against certain risks.

Option Transactions. The Fund may engage in option transactions. The purchase or sale of an option involves the payment or receipt of a premium payment by the investor and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying security or other instrument for a specific price at a certain time or during a certain period. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. Purchasing options involves the risk that the underlying instrument does not change price in the manner expected, so that the option expires worthless and the investor loses its premium. Selling options, on the other hand, involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security in excess of the premium payment received.

A covered call option is a call option with respect to which the Fund owns the underlying security. The sale of such an option exposes the Fund, during the term of the option, to possible loss of opportunity to realize appreciation in the market price of the underlying security and to the possibility that it might hold the underlying security in order to protect against depreciation in the market price of the security during a period when it might have otherwise sold the security. The seller of a covered call option assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option.

A covered put option is a put option with respect to which the seller has a short position in the underlying security. The seller of a covered put option assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. If the seller of the put option owns a put option covering an equivalent number of shares with an exercise price equal to or greater than the exercise price of the put written, the position is “fully hedged” if the option owned expires at the same time or later than the option written. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The seller of a put option may also be required to place cash or liquid assets in a segregated account, or designate such cash or liquid assets on its books and records, to ensure compliance with its obligation to purchase the underlying security. The sale of such an option exposes the Fund during the term of the option to a decline in price of the underlying security while depriving the Fund of the opportunity to invest the segregated or earmarked assets.

The Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund would generally make a similar “closing sale transaction,” which involves liquidating its position by selling the option previously purchased. However, if deemed advantageous, the Fund would be entitled to exercise the option.

There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (“Exchange”) may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation (“OCC”) may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

Commodities, Financial Futures Contracts and Options Thereon. Although the Fund does not intend to invest directly in commodities, the Fund may invest in financial futures contracts and in options thereon. The Fund may also be subject to risks related to a direct investment in commodities through its investments in Portfolio Funds.

A futures contract is an agreement between two parties which obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a security or commodity for a set price on a future date or, in the case of an index futures contract, to make and accept a cash settlement based upon the difference in value of the index between the time the contract was entered into and the time of its settlement. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation (i.e., by entering into an offsetting transaction). Futures contracts have been designed by boards of trade which have been designated “contract markets” by the CFTC.

Commodity and financial markets are highly volatile because of the low margin deposits normally required in futures trading and because a high degree of leverage is typical of a futures trading account. As a result, a relatively small price movement in a futures contract may result in substantial losses to the investor. In addition, commodity exchanges may limit fluctuations in commodity futures contract prices during a single day and thus during a single trading day no trades may be executed at prices beyond the “daily limit.” Once the price of a futures contract for a particular commodity has increased or decreased by an amount equal to the daily limit, positions in the commodity can be neither taken nor liquidated unless the Fund is willing to effect trades at or within the limit, which may hinder the ability of the Fund to trade.

The profitability of such an investment depends on the ability of the Advisors to analyze correctly the commodity markets, which are influenced by, among other things, changing supply and demand relationships, weather, changes in interest rates, trade policies, world political and economic events, and other unforeseen events. Such events could result in large market movements and volatile market conditions and create the risk of significant loss. A variety of possible actions by various government agencies can also inhibit profitability or can result in loss. In addition, activities by the major power producers can have a profound effect on spot prices which can, in turn, substantially affect derivative prices, as well as the liquidity of such markets. Moreover, investments in commodity and financial futures and options contracts involve additional risks including, without limitation, leverage (margin is usually only 5%-15% of the face value of the contract and exposure can be nearly unlimited). The CFTC and futures exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short position that any person may hold or control in particular commodity or financial futures contracts. All of the positions held by all accounts owned or controlled by the Fund will be aggregated for the purposes of determining compliance with position limits. It is possible that positions held by the Fund may have to be liquidated in order to avoid exceeding such limits. Such modification or liquidation, if required, could adversely affect the operations and profitability of the Fund.

The Fund may invest in commodity futures contracts and in options thereon in a variety of countries and on a variety of exchanges including those in less established markets. This is the case even if the exchange is formally “linked” to a more established exchange, whereby a trade executed on one exchange liquidates or establishes a position on the other exchange. The activities of such exchanges, including the execution, delivery and clearing of transactions on such an exchange may be subject to a lesser degree of control and enforcement than more established markets. Moreover, such laws or regulations will vary depending on the country in which the transaction occurs. In addition, funds received from the Fund to margin futures transactions may not be provided the same protections as funds received to margin futures transactions on established exchanges.

The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Advisors’ inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

The Fund may liquidate futures contracts it enters into through offsetting transactions on the applicable contract market. There can be no assurance, however, that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close out a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out futures positions also could have an adverse impact on the Fund’s ability to hedge effectively its investments in securities. The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges that limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days.

Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contracts can result in substantial unrealized gains or losses. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has an open position in a financial futures contract.

Forward Contracts. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Disruptions can occur in any market traded by the Fund due to unusually high trading volume, political intervention or other factors. Arrangements to trade forward contracts may be made with only one or a few counterparties, and liquidity problems therefore might be greater than if such arrangements were made with numerous counterparties. The imposition of controls by governmental authorities might also limit such forward (and futures) trading to less than that which the Advisors would otherwise recommend, to the possible detriment of the Fund. Market illiquidity or disruption could result in major losses to the Fund.

Swap Agreements. The Fund may enter into equity, interest rate, index, currency rate, total return, credit default and other types of swap agreements. The transactions are entered into in an attempt to obtain a particular return without the need to actually purchase the reference asset. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund’s exposure to long-term or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices, baskets of securities, or inflation rates.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate) in a particular foreign currency, or in a “basket” of securities representing a particular index.

Swap agreements will tend to shift investment exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s portfolio.

The Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed upon terms.

Most swap agreements entered into by the Fund would require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive. If a swap agreement calls for payments by the Fund, it must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses to the Fund. Swap agreements may be subject to new or increased government regulation as discussed in “General Risks — Risks Related to the Fund — The Dodd-Frank Act” and “General Risks — Risks Related to Strategic Transactions — General” and the effects of such regulation cannot be predicted. In addition to the risks applicable to swaps generally (including counterparty risk, liquidity risk and credit risk), credit default swap transactions involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Synthetic Participation in a Portfolio Fund. The Advisors may utilize Strategic Transactions to replicate, modify or replace the economic attributes associated with Portfolio Funds. The Fund may be exposed to additional risks if the Advisors use Strategic Transactions as a means to implement synthetically the Fund’s investment strategies with respect to Portfolio Funds. If the Fund enters into a Strategic Transaction whereby it agrees to receive the return of a Portfolio Fund, it typically will contract to receive such returns for a predetermined period of time. During such period, the Fund may not have the ability to increase or decrease its exposure. In addition, such Strategic Transactions will likely be highly illiquid, and it is possible that the Fund will not be able to terminate such Strategic Transactions prior to their expiration date or that the penalties associated with such a termination might impact the Fund’s performance in a materially adverse manner. Furthermore, Strategic Transactions typically contain provisions giving the counterparty the right to terminate the contract upon the occurrence of certain events. Such events may include a decline in the value of the reference securities and material violations of the terms of the contract or the portfolio guidelines as well as other events determined by the counterparty. If a termination were to occur, the Fund’s returns could be adversely affected as they would lose the benefit of the indirect exposure to the reference securities, and they may incur significant termination expenses.

In the event the Fund seeks to participate in a Portfolio Fund through the use of such Strategic Transactions, the Fund would not acquire any voting interests or other shareholder rights that would be acquired with a direct investment in the underlying Portfolio Fund. Accordingly, the Fund would not participate in matters submitted to a vote of the investors in such Portfolio Fund. In addition, the Fund would not receive all of the information and investor reports that the Fund would receive in connection with a direct investment in the Portfolio Fund. Further, the Fund would pay the counterparty to any such Strategic Transaction structuring fees and ongoing transaction fees, which will reduce the investment performance of the Fund. Finally, certain tax aspects of such customized derivative instruments are uncertain and, if the Fund’s tax treatment of such instruments is challenged successfully by tax or other regulatory authorities in the applicable country or jurisdiction, a Member’s return could be adversely affected. The Fund has not obtained any opinion or other advice with respect to tax consequences in the United States or any other jurisdiction relating to the Fund or an investment therein with respect to such Strategic Transactions.

Structured Instruments Risks. The Fund may invest in structured products, including structured notes, credit-linked notes (“CLNs”) and other types of structured products. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining such financing, which may adversely affect the value of the structured products owned by the Fund.

While structured instruments may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured instruments may be less liquid than other fixed income securities and the price of structured instruments may be more volatile. In some cases, depending on the terms of the embedded index, a structured instrument may provide that the principal and/or interest payments may be adjusted below zero. Structured instruments may also involve significant credit risk and risk of default by the counterparty. Structured instruments may also be illiquid. Like other sophisticated strategies, the Fund’s use of structured instruments may not work as intended.

■	Structured Notes. The Fund may invest in “structured” notes and other related instruments, which are privately negotiated debt obligations in which the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.
Investments in structured notes involve risks, including credit risk and market risk. Where the Fund’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.
■	Event-Linked Securities. The Fund may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps” or by implementing “event-linked strategies.” Event-linked securities are a form of derivative issued by insurance companies and insurance-related special purpose vehicles that apply securitization techniques to catastrophic property and casualty damages. Event-linked exposure results in gains or losses that typically are contingent upon, or formulaically related to, defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena or statistics relating to such events. Unlike other insurable low-severity, high-probability events, the insurance risk of which can be diversified by writing large numbers of similar policies, the holders of a typical event-linked securities are exposed to the risks from high-severity, low-probability events such as that posed by major earthquakes or hurricanes. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, the Fund may lose a portion of or its entire principal invested in the bond or the entire notional amount of a swap. In the case of an event, the Fund will be paid to the bond sponsor—an insurer, reinsurer or corporation—to cover losses. In return, the bond sponsors pay interest to investors for this catastrophe protection. Event-linked securities can be structured to pay-off on three types of variables—insurance-industry catastrophe loss indices, insure-specific catastrophe losses and parametric indices based on the physical characteristics of catastrophic events. Such variables are difficult to predict or model, and the risk and potential return profiles of event-linked securities may be difficult to assess.

Event-linked exposure often provides for an extension of maturity to process and audit loss claims when a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose the Fund to certain other risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.
Catastrophe-related event-linked securities have been in use since the 1990s, and the securitization and risk-transfer aspects of such event-linked securities are beginning to be employed in other insurance and risk-related areas. No active trading market may exist for certain event-linked securities, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets.
■	Equity-Linked Notes. Equity-linked notes are hybrid securities with characteristics of both fixed income and equity securities. An equity-linked note is a debt instrument, usually a bond, that pays interest based upon the performance of an underlying equity, which can be a single stock, basket of stocks or an equity index. Instead of paying a predetermined coupon, equity-linked notes link the interest payment to the performance of a particular equity market index or basket of stocks or commodities. The interest payment is typically based on the percentage increase in an index from a predetermined level, but alternatively may be based on a decrease in the index. The interest payment may in some cases be leveraged so that, in percentage terms, it exceeds the relative performance of the market. Equity-linked notes generally are subject to the risks associated with the securities of equity issuers, default risk and counterparty risk.
■	Credit-Linked Notes. A CLN is a derivative instrument. It is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to the credit risk of the reference obligations and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk.

When-Issued and Forward Commitment Securities. The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis. These transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily at least one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If the Fund disposes of its right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Securities purchased on a when-issued or delayed delivery basis may expose the Fund to risk of counterparty default as well as the risk that securities may experience fluctuations in value prior to their actual delivery. The Fund will not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the price or yield available in the market when the delivery takes place may not be as favorable as that obtained in the transaction itself.

Off-Exchange Transactions. The derivative instruments that may be purchased or sold by the Fund may include instruments not traded on an exchange. The risk of nonperformance by the counterparty to an instrument may be greater than, and the ease with which the Fund can dispose of or enter into closing transactions with respect to an instrument may be less than, the risk associated with an exchange traded instrument. In addition, significant disparities may exist between “bid” and “asked” prices for derivative instruments that are not traded on an exchange. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. Derivative instruments not traded on exchanges also are not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with the transactions. Because derivatives traded in over-the-counter (“OTC”) markets generally are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparties the Fund is at risk that its counterparties will become bankrupt or otherwise fail to honor its obligations. Off-exchange transactions are also subject to legal risks, such as the legal incapacity of a counterparty to enter into a particular contract or the declaration of a class of contracts as being illegal or unenforceable.

Clearing Broker and Central Clearing Counterparty Risks. The Commodity Exchange Act (“CEA”) requires swaps and futures clearing brokers registered as “futures commission merchants” to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the brokers’ proprietary assets. Similarly, the CEA requires each futures commission merchant to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be freely accessed by the clearing broker, which may also invest any such funds in certain instruments permitted under the applicable regulations. There is a risk that assets deposited by the Fund with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing broker. In addition, the assets of the Fund might not be fully protected in the event of the Fund’s clearing broker’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s combined domestic customer accounts.

Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s clients in connection with domestic futures and options contracts from any funds held at the clearing organization to support the clearing member’s proprietary trading. Nevertheless, all customer funds held at a clearing organization in connection with any futures or options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. With respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. As a result, in the event of a default of the clearing broker’s other clients or the clearing broker’s failure to extend its own funds in connection with any such default, the Fund would not be able to recover the full amount of assets deposited by the clearing broker on behalf of the Fund with the clearing organization.

Legal or Regulatory Risks. Strategic Transactions may be subject to additional legal or regulatory risks, including changing applicable laws and regulations, developing or differing interpretations of such laws and regulations, and increased scrutiny by regulators and law enforcement authorities. The regulatory and tax environment for derivative and related instruments is evolving and may be subject to government or judicial action which may adversely affect the value of investments held by the Fund. The effect of any future regulatory or tax change on the Fund is impossible to predict but could be substantial and adverse.

At any time after the date hereof, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund. Changing approaches to regulation may have a negative impact on the securities in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective. In addition, as new rules and regulations resulting from the passage of the Dodd-Frank Act are implemented and new international capital and liquidity requirements are introduced under the Basel III Accords (“Basel III”), the market may not react the way the Advisors expect. Whether the Fund achieves its investment objective may depend on, among other things, whether the Advisors correctly forecast market reactions to this and other legislation. In the event the Advisors incorrectly forecast market reaction, the Fund may not achieve its investment objective.

Limits of Risk Disclosure

The above discussion relates to various risks associated with the Fund, the Advisors, the Units, the Investment Strategy, Portfolio Funds, the Managers and Strategic Transactions and is not intended to be a complete enumeration or explanation of the substantial risks involved in an investment in the Fund. Prospective investors should read this entire Prospectus, the Fund’s subscription agreement (the “Subscription Agreement”) and the LLC Agreement and should consult with their own advisors before deciding whether to invest in the Fund. In addition, as the Fund’s investment program or market conditions change or develop over time, an investment in the Fund may be subject to risk factors not currently contemplated or described in this Prospectus.

The financial markets continue to evolve and financial products continue to be developed. The Fund reserves the right to invest in new financial products as they are developed or become more widely accepted. As with any new financial product, these products will entail risks, including risks to which the Fund currently is not subject.

Management of the Fund

Advisor and Sub-Advisor

BlackRock Advisors, LLC (the “Advisor”) is the investment adviser for the Fund. BlackRock Financial Management, Inc. (the “Sub-Advisor,” together with the Advisor, the “Advisors”) is the investment sub-adviser for the Fund. The Advisors manage the Fund’s portfolio investments and its business operations subject to the oversight of the Board. While the Advisors are ultimately responsible for the management of the Fund, they are able to draw upon the trading, research and expertise of their asset management affiliates for portfolio decisions and management with respect to certain portfolio securities.

The Advisor, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and the Sub-Advisor, located at 55 East 52nd Street, New York, New York 10055, are wholly-owned subsidiaries of BlackRock. BlackRock is one of the world’s largest publicly-traded investment management firms. As of March 31, 2014, BlackRock’s assets under management were approximately $4.401 trillion, including approximately $115.427 billion in alternative assets. BlackRock has over 20 years of experience managing closed-end products.

BlackRock offers products that span the risk spectrum to meet clients’ needs, including active, enhanced and index strategies across markets and asset classes. Products are offered in a variety of structures including separate accounts, mutual funds, iShares® (exchange traded funds), and other pooled investment vehicles. BlackRock also offers risk management, advisory and enterprise investment system services to a broad base of institutional investors through BlackRock Solutions®. Headquartered in New York City, as of March 31, 2014, the firm has approximately 11,500 employees in more than 30 countries and a major presence in key global markets, including North and South America, Europe, Asia, Australia and the Middle East and Africa.

Investment Management Agreement and Sub-Investment Advisory Agreement

The Fund is a party to an Investment Management Agreement with the Advisor (the “Investment Management Agreement”) and a separate Sub-Investment Advisory Agreement with the Advisor and the Sub-Advisor (the “Sub-Advisory Agreement” and the Sub-Advisory Agreement together with the Investment Management Agreement, the “Advisory Agreements”). Pursuant to the Advisory Agreements, the Advisors will provide the Fund with ongoing investment guidance, policy direction and monitoring of the Fund, subject to the general supervision of the Board (and the supervision of the Advisor with respect to the services provided by the Sub-Advisor), and in accordance with the investment objective, policies, and restrictions of the Fund; buy, retain and sell the Fund’s portfolio investments; select brokers or dealers to execute transactions; provide investment research; maintain or cause to be maintained all required books, records, and reports and other information required for the proper operation of the Fund; and furnish all other services required in connection with management of the Fund. In addition, the Sub-Advisory Agreement provides that the Sub-Advisor will, subject to the Board’s and the Advisor’s oversight, assist the Advisor in determining what portion of the Fund’s assets will be invested in cash, cash equivalents and money market instruments and place orders for all purchases and sales of such investments; and provide certain administrative services under the Investment Management Agreement at the Advisor’s request.

Each of the Advisory Agreements was last approved by the Board, including a majority of the Directors who are not “interested persons,” as defined in the 1940 Act, of the Fund (the “Independent Directors”), at a meeting held on                             . The Investment Management Agreement provides that the Advisor will receive an annual fee, accrued monthly and payable quarterly in arrears, in an amount equal to 0.75% of the Fund’s month-end NAV (before the accrual of the distribution fee and the management fee for that month and after the accrual of any expense reimbursements owned to the Fund by the Advisor pursuant to the Expense Limitation Agreement (“Expense Agreement”) for that month). The Advisor, and not the Fund, will pay the Sub-Advisor a percentage of the management fee paid pursuant to the Investment Management Agreement, which is currently 42.5%. During the fiscal years ended March 31, 2014 and March 31, 2013, the Fund paid $             and $329,581 in management fees, respectively, and during the period from September 1, 2011 (commencement of operations) through March 31, 2012, the Fund paid $115,398 in management fees.

If not sooner terminated, each of the Advisory Agreements continue in effect for successive periods of 12 months, provided that each continuance is specifically approved at least annually by both (i) the vote of a majority of the Board or the vote of a majority of the securities of the Fund at the time outstanding and entitled to vote (as such term is defined in the 1940 Act) and (ii) by the vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement may be terminated at any time, without the payment of any penalty, by the Fund (upon the vote of a majority of the Board or a majority of the outstanding voting securities of the Fund) or by the Advisor, upon 60 days’ written notice by one party to the other, which notice can be waived by the non-terminating party. The Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, by the Fund (upon the vote of a majority of the Board or a majority of the outstanding voting securities of the Fund), by the Advisor, or by the Sub-Advisor, upon 60 days’ written notice by a party to the other parties, which notice can be waived by the non-terminating parties. The Sub-Advisory Agreement will terminate automatically upon any termination of the Investment Management Agreement. Each of the Advisory Agreements will also terminate automatically in the event of its “assignment” (as such term is defined in the 1940 Act and the rules thereunder).

The Advisory Agreements provide that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their obligations thereunder, the Advisors are not liable to the Fund or any of the Fund’s shareholders for any act or omission by the Advisors in the supervision or management of their respective investment activities or for any loss sustained by the Fund or the Members and provides for indemnification by the Fund of the Advisor under the Investment Management Agreement, and the Sub-Advisor under the Sub-Advisory Agreement, and their respective directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Fund, subject to certain limitations and conditions.

The Advisors will devote such time and effort to the business of the Fund as is reasonably necessary to perform their duties to the Fund. However, the services of the Advisors are not exclusive, and the Advisors provide similar services to other investment companies and other clients and may engage in other activities.

Certain affiliates of the Advisors may provide services to the Portfolio Funds in compliance with applicable law. See “Conflicts of Interest.”

Matters Considered by the Board

A discussion regarding the basis for the approval by the Board, including the Independent Directors, of the Fund’s Investment Management Agreement and Sub-Advisory Agreement will be available in the Fund’s semi-annual report for the period ending September 30, 2014.

Biographical Information Pertaining to Directors

The Board consists of eleven Directors, nine of whom are Independent Directors. The investment companies registered under the 1940 Act that are advised by the Advisors or their affiliates (the “BlackRock-Advised Funds”) are organized into one complex of closed-end funds (the “Closed-End Complex”), two complexes of open-end funds (the “Equity-Liquidity Complex,” and the “Equity-Bond Complex”) and one complex of exchange-traded funds (the “Exchange-Traded Complex”; each such complex a “BlackRock Fund Complex”). The Fund is included in the Closed-End Complex. The Directors also oversee as Board members the operations of the other closed-end investment companies registered under the 1940 Act that are included in the Closed-End Complex.

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[2]	Other Public Company or Investment Company Directorships Held During Past Five Years
Independent Directors[1]
Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Chairman of the Board and Director	Since Inception
Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.
				82 RICs consisting of 82 Portfolios	Arch Chemical (chemical and allied products) from 1999 to 2011

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[2]	Other Public Company or Investment Company Directorships Held During Past Five Years
Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Director	Since Inception
Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Investment Banker at Morgan Stanley from 1976 to 1987.
				82 RICs consisting of 82 Portfolios	AtriCure, Inc. (medical devices) since 2000; Greenhill & Co., Inc. since 2013
Michael J. Castellano 55 East 52nd Street New York, NY 10055 1946	Director and Member of the Audit Committee	Since Inception
Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012.
				82 RICs consisting of 82 Portfolios	None
Frank J. Fabozzi 55 East 52nd Street New York, NY 10055 1948	Director and Member of the Audit Committee	Since Inception
Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.
				115 RICs consisting of 237 Portfolios	None
Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Director	Since Inception
President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.
				82 RICs consisting of 82 Portfolios	The McClatchy Company (publishing) since 2006
James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Director and Member of the Audit Committee	Since Inception	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	82 RICs consisting of 82 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[2]	Other Public Company or Investment Company Directorships Held During Past Five Years
Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Director	Since Inception
Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000; Director, Ducks Unlimited, Inc. (conservation) since 2013; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.
				82 RICs consisting of 82 Portfolios	BlackRock Kelso Capital Corp. (business development company) since 2004
R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Director	Since Inception	Dean, Columbia Business School since 2004; Faculty Member, Columbia Business School since 1988.	82 RICs consisting of 82 Portfolios	ADP (data and information services) since 2004; KKR Financial Corporation (finance) since 2004; Metropolitan Life Insurance Company (insurance) since 2007
W. Carl Kester 55 East 52nd Street New York, NY 10055 1951	Director and Member of the Audit Committee	Since Inception
George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008, Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.
				82 RICs consisting of 82 Portfolios	None
Interested Directors[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director	Since Inception
Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.
				144 RICs consisting of 333 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[2]	Other Public Company or Investment Company Directorships Held During Past Five Years
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since Inception
Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the Closed-End Complex from 1989 to 2006.
				144 RICs consisting of 333 Portfolios	None

[1]	Independent Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 74. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon finding a good cause therefor. In 2013, the Board unanimously approved extending the mandatory retirement age for James T. Flynn by one additional year, which the Board believed would be in the best interest of Members. Mr. Flynn can serve until December 31 of the year in which he turns 75. Mr. Flynn turns 75 in 2014.
[2]	For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-Advised Funds. The Closed-End Complex, including the Fund, is comprised of 82 RICs. Mr. Audet and Mr. Gabbay are also board members of two complexes of BlackRock registered open-end funds, the BlackRock Equity-Liquidity Complex and the BlackRock Equity-Bond Complex. Dr. Fabozzi is also a board member of the BlackRock Equity-Liquidity Complex.
[3]	Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Fund based on his position with BlackRock and its affiliates as well as his ownership of BlackRock securities. Mr. Gabbay is an “interested person” of the Fund based on his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also board members of two complexes of BlackRock registered open-end funds, the BlackRock Equity-Liquidity Complex and the BlackRock Equity-Bond Complex. Interested Directors of the BlackRock Closed-End Complex serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon finding a good cause therefor.

The Independent Directors have adopted a statement of policy that describes the experiences, qualifications, skills and attributes that are necessary and desirable for potential Independent Director candidates (the “Statement of Policy”). The Board believes that each Independent Director satisfied, at the time he or she was initially elected or appointed a Director, and continues to satisfy, the standards contemplated by the Statement of Policy as well as the standards set forth in the Fund’s By-Laws. Furthermore, in determining that a particular Director was and continues to be qualified to serve as a Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Directors have balanced and diverse experiences, skills, attributes and qualifications, which allow the Board to operate effectively in governing the Fund and protecting the interests of Members. Among the attributes common to all Directors is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Fund’s investment adviser, sub-advisers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Directors. Each Director’s ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Fund or the other funds in the BlackRock fund complexes (and any predecessor funds), other investment funds, public companies, or not-for-profit entities or other organizations; ongoing commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout the years; or other relevant life experiences.

The following table discusses some of the experiences, qualifications and skills of each of the Fund’s Directors that support the conclusion that they should serve (or continue to serve) on the Board.

Director	Experience, Qualifications and Skills
Richard E. Cavanagh
Mr. Cavanagh brings to the Board a wealth of practical business knowledge and leadership as an experienced director/trustee of various public and private companies. In particular, because Mr. Cavanagh served for over a decade as President and Chief Executive Officer of The Conference Board, Inc., a global business research organization, he is able to provide the Board with expertise about business and economic trends and governance practices. Mr. Cavanagh created the “blue ribbon” Commission on Public Trust and Private Enterprise in 2002, which recommended corporate governance enhancements. Mr. Cavanagh’s service as a director of The Guardian Life Insurance Company of America and as a senior advisor and director of The Fremont Group provides added insight into investment trends and conditions. Mr. Cavanagh’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Fund, its operations, and the business and regulatory issues facing the Fund. Mr. Cavanagh’s independence from the Fund and the Fund’s investment advisor enhances his service as Chair of the Board, Chair of the Leverage Committee, Chair of the Executive Committee and as a member of the Governance and Nominating Committee, Compliance Committee and Performance Oversight Committee.

Karen P. Robards
The Board benefits from Ms. Robards’ many years of experience in investment banking and the financial advisory industry where she obtained extensive knowledge of the capital markets and advised clients on corporate finance transactions, including mergers and acquisitions and the issuance of debt and equity securities. Ms. Robards’ prior position as an investment banker at Morgan Stanley provides useful oversight of the Fund’s investment decisions and investment valuation processes. Additionally, Ms. Robards’ experience derived from serving as a director of Care Investment Trust, Inc., a health care real estate investment trust, provides the Board with the benefit of her experience with the management practices of other financial companies. Ms. Robards’ long-standing service on the boards of the Closed-End Complex also provides her with a specific understanding of the Fund, its operations, and the business and regulatory issues facing the Fund. Ms. Robards’ knowledge of financial and accounting matters qualifies her to serve as Vice Chair of the Board and as the Chair of the Fund’s Audit Committee. Ms. Robards’ independence from the Fund and the Fund’s investment advisor enhances her service as a member of the Performance Oversight Committee, Executive Committee, Governance and Nominating Committee and Leverage Committee.

Michael J. Castellano
The Board benefits from Mr. Castellano’s career in accounting, which spans over forty years. Mr. Castellano has served as Chief Financial Officer of Lazard Ltd. and as a Managing Director and Chief Financial Officer of Lazard Group. Prior to joining Lazard, Mr. Castellano held various senior management positions at Merrill Lynch & Co., including Senior Vice President — Chief Control Officer for Merrill Lynch’s capital markets businesses, Chairman of Merrill Lynch International Bank and Senior Vice President — Corporate Controller. Prior to joining Merrill Lynch & Co., Mr. Castellano was a partner with Deloitte & Touche where he served a number of investment banking clients over the course of his 24 years with the firm. Mr. Castellano’s knowledge of financial and accounting matters qualifies him to serve as a member of the Fund’s Audit Committee. Mr. Castellano is a Director and his independence from the Fund and the Fund’s investment advisor enhances his service as a member of the Audit Committee, Governance and Nominating Committee and Performance Oversight Committee.

Director	Experience, Qualifications and Skills
Frank J. Fabozzi
Dr. Fabozzi recently joined as a member of the boards of the funds in the Equity-Liquidity Complex. Dr. Fabozzi has served for over 25 years on the boards of registered investment companies. Dr. Fabozzi holds the designations of Chartered Financial Analyst and Certified Public Accountant. Dr. Fabozzi was inducted into the Fixed Income Analysts Society’s Hall of Fame and is the 2007 recipient of the C. Stewart Sheppard Award given by the CFA Institute. The Board benefits from Dr. Fabozzi’s experiences as a professor and author in the field of finance. Dr. Fabozzi’s experience as a Professor in the Practice of Finance and Becton Fellow at the Yale University School of Management and as editor of the Journal of Portfolio Management demonstrates his wealth of expertise in the investment management and structured finance areas. Dr. Fabozzi has authored and edited numerous books and research papers on topics in investment management and financial econometrics, and his writings have focused on fixed income securities and portfolio management, many of which are considered standard references in the investment management industry. Dr. Fabozzi’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Fund, its operations and the business and regulatory issues facing the Fund. Moreover, Dr. Fabozzi’s knowledge of financial and accounting matters qualifies him to serve as a member of the Fund’s Audit Committee. Dr. Fabozzi’s independence from the Fund and the Fund’s investment advisor enhances his service as Chair of the Performance Oversight Committee and as a member of the Governance and Nominating Committee and Leverage Committee.

Kathleen F. Feldstein
Dr. Feldstein, who serves as President of Economics Studies, Inc., an economic consulting firm, benefits the Board by providing business leadership and experience and knowledge of economics. The Board benefits from Dr. Feldstein’s experience as a director/trustee of publicly traded and private companies, including financial services, technology and telecommunications companies. Dr. Feldstein’s long-standing service on the boards of the Closed-End Complex also provides her with a specific understanding of the Fund, its operations, and the business and regulatory issues facing the Fund. In addition, Dr. Feldstein’s independence from the Fund and the Fund’s investment advisor enhances her service as a member of the Compliance Committee, Governance and Nominating Committee and Performance Oversight Committee.

James T. Flynn
Mr. Flynn brings to the Board a broad and diverse knowledge of business and capital markets as a result of his many years of experience in the banking and financial industry. Mr. Flynn’s five years as the Chief Financial Officer of JP Morgan & Co. provide the Board with experience on financial reporting obligations and oversight of investments. Mr. Flynn’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Fund, its operations, and the business and regulatory issues facing the Fund. Mr. Flynn’s knowledge of financial and accounting matters qualifies him to serve as a member of the Fund’s Audit Committee. Mr. Flynn’s independence from the Fund and the Fund’s investment advisor enhances his service as a member of the Governance and Nominating Committee and Performance Oversight Committee.

Jerrold B. Harris
Mr. Harris’s time as President and Chief Executive Officer of VWR Scientific Products Corporation brings to the Board business leadership and experience and knowledge of the chemicals industry and national and international product distribution. Mr. Harris’s position as a director of BlackRock Kelso Capital Corporation brings to the Board the benefit of his experience as a director of a business development company governed by the 1940 Act and allows him to provide the Board with added insight into the management practices of other financial companies. Mr. Harris’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Fund, its operations and the business and regulatory issues facing the Fund. Mr. Harris’s independence from the Fund and the Fund’s investment advisor enhances his service as Chair of the Compliance Committee and as a member of the Governance and Nominating Committee and Performance Oversight Committee.

Director	Experience, Qualifications and Skills
R. Glenn Hubbard
Dr. Hubbard has served in numerous roles in the field of economics, including as the Chairman of the U.S. Council of Economic Advisers of the President of the United States. Dr. Hubbard serves as the Dean of Columbia Business School, has served as a member of the Columbia Faculty and as a Visiting Professor at the John F. Kennedy School of Government at Harvard University, the Harvard Business School and the University of Chicago. Dr. Hubbard’s experience as an adviser to the President of the United States adds a dimension of balance to the Fund’s governance and provides perspective on economic issues. Dr. Hubbard’s service on the boards of KKR Financial Corporation, ADP and Metropolitan Life Insurance Company provides the Board with the benefit of his experience with the management practices of other financial companies. Dr. Hubbard’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Fund, its operations, and the business and regulatory issues facing the Fund. Dr. Hubbard’s independence from the Fund and the Fund’s investment advisor enhances his service as the Chair of the Governance and Nominating Committee and a member of the Compliance Committee and Performance Oversight Committee.

W. Carl Kester
The Board benefits from Dr. Kester’s experiences as a professor and author in finance, and his experience as the George Fisher Baker Jr. Professor of Business Administration at Harvard Business School and as Deputy Dean of Academic Affairs at Harvard Business School adds to the Board a wealth of expertise in corporate finance and corporate governance. Dr. Kester has authored and edited numerous books and research papers on both subject matters, including co-editing a leading volume of finance case studies used worldwide. Dr. Kester’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Fund, its operations, and the business and regulatory issues facing the Fund. Dr. Kester’s knowledge of financial and accounting matters qualifies him to serve as a member of the Fund’s Audit Committee. Dr. Kester’s independence from the Fund and the Fund’s investment advisor enhances his service as a member of the Governance and Nominating Committee, the Performance Oversight Committee and the Leverage Committee.

Paul L. Audet
Mr. Audet has a wealth of experience in the investment management industry, including more than 13 years with BlackRock and over 20 years in finance and asset management. He also has expertise in finance, as demonstrated by his positions as Chief Financial Officer of BlackRock and head of BlackRock’s Global Cash Management business. Mr. Audet currently is a member of BlackRock’s Global Operating and Corporate Risk Management Committees. Prior to joining BlackRock, Mr. Audet was the Senior Vice President of Finance at PNC Bank Corp. and Chief Financial Officer of the investment management and mutual fund processing businesses and head of PNC’s Mergers & Acquisitions Unit. Mr. Audet serves as a member of the Executive Committee.

Henry Gabbay
The Board benefits from Mr. Gabbay’s many years of experience in administration, finance and financial services operations. Mr. Gabbay’s experience as a Managing Director of BlackRock, Chief Administrative Officer of BlackRock Advisors, LLC and President of BlackRock Funds provides the Board with insight into investment company operational, financial and investment matters. Mr. Gabbay’s former positions as Chief Administrative Officer of BlackRock Advisors, LLC and as Treasurer of certain closed-end funds in the Closed-End Complex provide the Board with direct knowledge of the operations of the Fund and its investment advisor. Mr. Gabbay’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Fund, its operations, and the business and regulatory issues facing the Fund. Mr. Gabbay serves as a member of the Leverage Committee.

Board Leadership Structure and Oversight

The Board has overall responsibility for the oversight of the Fund. The Chair of the Board and the Chief Executive Officer are two different people. Not only is the Chair of the Board an Independent Director, but the Chair of each Board committee (each, a “Committee”) is also an Independent Director. The Board has six standing Committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight

Committee, a Leverage Committee and an Executive Committee. The role of the Chair of the Board is to preside over all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Directors between meetings. The Chair of each Committee performs a similar role with respect to such Committee. The Chair of the Board or Committees may also perform such other functions as may be delegated by the Board or the Committees from time to time. The Independent Directors meet regularly outside the presence of the Fund’s management, in executive sessions or with other service providers to the Fund. The Board has regular meetings five times a year, including a meeting to consider the approval of the Fund’s Advisory Agreements, and may hold special meetings if required before their next regular meeting. Each Committee meets regularly to conduct the oversight functions delegated to that Committee by the Board and reports its findings to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and to allocate areas of responsibility among Committees and the Board to enhance oversight.

The Board decided to separate the roles of Chair and Chief Executive Officer because it believes that an independent Chair:

■	Increases the independent oversight of the Fund and enhances the Board’s objective evaluation of the Chief Executive Officer
■	Allows the Chief Executive Officer to focus on the Fund’s operations instead of Board administration
■	Provides greater opportunities for direct and independent communication between shareholders and the Board
■	Provides an independent spokesman for the Fund

The Board has engaged the Advisor to manage the Fund on a day-to day basis. The Board is responsible for overseeing the Advisor, other service providers, the operations of the Fund and associated risks in accordance with the provisions of the 1940 Act, state law, other applicable laws, the Fund’s charter, and the Fund’s investment objective(s) and strategies. The Board reviews, on an ongoing basis, the Fund’s performance, operations, and investment strategies and techniques. The Board also conducts reviews of the Advisor and its role in running the operations of the Fund. The Board held 6 regular meetings and 2 special meetings during the fiscal year ended March 31, 2014.

Day-to-day risk management with respect to the Fund is the responsibility of the Advisor or other service providers (depending on the nature of the risk), subject to the supervision of the Advisor. The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by the Advisor or other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Fund. Risk oversight is part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. The Board, directly or through Committees, also review reports from, among others, management, the independent registered public accounting firm for the Fund, the Advisor, and internal auditors for the Advisor or its affiliates, as appropriate, regarding risks faced by the Fund and management’s or the service provider’s risk functions. The Committee system facilitates the timely and efficient consideration of matters by the Directors and facilitates effective oversight of compliance with legal and regulatory requirements and of the Fund’s activities and associated risks. The Board has appointed a Chief Compliance Officer, who oversees the implementation and testing of the Fund’s compliance program and reports regularly to the Board regarding compliance matters for the Fund and its service providers. The Independent Directors have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Audit Committee. The Board has a standing Audit Committee composed of Karen P. Robards (Chair), Michael J. Castellano, Frank J. Fabozzi, James T. Flynn and W. Carl Kester, all of whom are Independent Directors. The principal responsibilities of the Audit Committee are to assist the Board in fulfilling its oversight responsibilities relating to the accounting and financial reporting policies and practices of the Fund. The Audit Committee’s responsibilities include, without limitation: (i) approving and recommending to the full Board for approval the selection, retention, termination and compensation of the Fund’s independent registered public accounting firm (the “Independent Registered Public Accounting Firm”) and evaluating the independence and objectivity of the Independent Registered Public Accounting Firm; (ii) approving all audit engagement terms and fees for the Fund; (iii) reviewing the conduct and results of each audit; (iv) reviewing any issues raised by the Fund’s Independent Registered Public Accounting Firm or management regarding the accounting or financial reporting policies and practices of the Fund, its internal controls, and, as appropriate, the internal controls of certain service providers and management’s response to any such issues; (v) reviewing and discussing the Fund’s audited and unaudited financial statements and disclosure in the Fund’s shareholder reports relating to the Fund’s performance; (vi) assisting the Board’s responsibilities with respect to the internal controls of the Fund and its service providers with respect to accounting and financial matters; and (vii) resolving any disagreements between the Fund’s management and the Fund’s Independent Registered Public

Accounting Firm regarding financial reporting. A copy of the Audit Committee Charter for the Fund can be found in the “Corporate Governance” section of the BlackRock Closed-End Fund website at www.blackrock.com. During the fiscal year ended March 31, 2014, the Audit Committee held 14 meetings.

Governance and Nominating Committee. The Board has a standing Governance and Nominating Committee composed of R. Glenn Hubbard (Chair), Richard E. Cavanagh, Michael J. Castellano, Frank J. Fabozzi, Kathleen F. Feldstein, James T. Flynn, Jerrold B. Harris, W. Carl Kester and Karen P. Robards, all of whom are Independent Directors. The principal responsibilities of the Governance and Nominating Committee are: (i) identifying individuals qualified to serve as Independent Directors and recommending Independent Director nominees for election by shareholders or appointment by the Board; (ii) advising the Board with respect to Board composition, procedures and committees of the Board (other than the Audit Committee); (iii) overseeing periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (iv) reviewing and making recommendations in respect of Independent Director compensation; (v) monitoring corporate governance matters and making recommendations in respect thereof to the Board; (vi) acting as the administrative committee with respect to Board policies and procedures, committee policies and procedures (other than the Audit Committee) and codes of ethics as they relate to the Independent Directors; and (vii) reviewing and making recommendations to the Board in respect of Fund share ownership by the Independent Directors. During the fiscal ended March 31, 2014, the Governance and Nominating Committee held 4 meetings.

The Governance and Nominating Committee of the Board seeks to identify individuals to serve on the Board who have a diverse range of viewpoints, qualifications, experiences, backgrounds and skill sets so that the Board will be better suited to fulfill its responsibility of overseeing the Fund’s activities. In so doing, the Governance and Nominating Committee reviews the size of the Board, the ages of the current Directors and their tenure on the Board, and the skills, background and experiences of the Directors in light of the issues facing the Fund in determining whether one or more new directors should be added to the Board. The Board as a group strives to achieve diversity in terms of gender, race and geographic location. The Governance and Nominating Committee believes that the Directors as a group possess the array of skills, experiences and backgrounds necessary to guide the Fund. The Directors’ biographies included above highlight the diversity and breadth of skills, qualifications and expertise that the Directors bring to the Fund.

The Governance and Nominating Committee may consider nominations for Directors made by the Fund’s shareholders as it deems appropriate. Under the Fund’s By-laws, shareholders must follow certain procedures to nominate a person for election as a director at a shareholder meeting, or to introduce an item of business at a shareholder meeting. The Fund does not intend to hold regular annual shareholders’ meetings. Under these advance notice procedures, shareholders must submit the proposed nominee or item of business by delivering a notice to the Secretary of the Fund at its principal executive offices. The Fund must receive notice of a shareholder’s intention to introduce a nomination or proposed item of business for a shareholder meeting called for the purpose of electing directors not later than the close of business on the fifth day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever first occurs.

The Fund’s By-laws provide that notice of a proposed nomination must include certain information about the shareholder and the nominee, as well as a written consent of the proposed nominee to serve if elected. A notice of a proposed item of business must include a description of and the reasons for bringing the proposed business to the meeting, any material interest of the shareholder in the business, and certain other information about the shareholder.

Further, the Fund has adopted Director qualification requirements which can be found in the Fund’s By-laws and are applicable to all Directors that may be nominated, elected, appointed, qualified or seated to serve as Directors. Reference is made to the Fund’s By-laws for more details.

A copy of the Governance and Nominating Committee Charter for the Fund can be found in the “Corporate Governance” section of the BlackRock Closed-End Fund website at www.blackrock.com.

Compliance Committee. The Board has a Compliance Committee composed of Jerrold B. Harris (Chair), Richard E. Cavanagh, Kathleen F. Feldstein and R. Glenn Hubbard, each of whom are Independent Directors. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility with respect to the oversight of regulatory and fiduciary compliance matters involving the Fund, the fund-related activities of BlackRock, and any sub-advisors and the Fund’s other third party service providers. The Compliance Committee’s responsibilities include, without limitation: (i) overseeing the compliance policies and procedures of the Fund and its service providers and recommending changes or additions to such policies or procedures; (ii) reviewing information on and, where appropriate, recommending policies concerning the Fund’s compliance with applicable law; (iii) reviewing information on any significant correspondence with or other actions by regulators or governmental agencies with respect to the Fund and any employee complaints or published reports that raise concerns regarding compliance matters; and (iv) reviewing reports from, overseeing the annual performance review of, and making certain recommendations in respect of the

Fund’s Chief Compliance Officer, including, without limitation, determining the amount and structure of the Chief Compliance Officer’s compensation. The Board has adopted a written charter for the Compliance Committee. During the fiscal year ended March 31, 2014, the Compliance Committee held 4 meetings.

Performance Oversight Committee The Board has a Performance Oversight Committee composed of Frank J. Fabozzi (Chair), Richard E. Cavanagh, Michael J. Castellano, Kathleen F. Feldstein, James T. Flynn, Jerrold B. Harris, R. Glenn Hubbard, W. Carl Kester and Karen P. Robards, all of whom are Independent Directors. The Performance Oversight Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee the Fund’s investment performance relative to the Fund’s investment objective, policies and practices. The Performance Oversight Committee’s responsibilities include, without limitation: (i) reviewing the Fund’s investment objective(s), policies and practices; (ii) recommending to the Board any required action in respect of changes in fundamental and non-fundamental investment restrictions; (iii) reviewing information on appropriate benchmarks and competitive universes; (iv) reviewing the Fund’s investment performance relative to such benchmarks; (v) reviewing information on unusual or exceptional investment matters; (vi) reviewing whether the Fund has complied with its investment policies and restrictions; and (vii) overseeing policies, procedures and controls regarding valuation of the Fund’s investments. The Board has adopted a written charter for the Performance Oversight Committee. During the fiscal year ended March 31, 2014, the Performance and Oversight Committee held 4 meetings.

Leverage Committee. The Board has a Leverage Committee composed of Richard E. Cavanagh (Chair), Karen P. Robards, Frank J. Fabozzi, Henry Gabbay and W. Carl Kester. The Leverage Committee’s responsibilities include, without limitation: (i) to support the Independent Directors in pursuing the best interests of the Fund and its shareholders; (ii) to oversee the Fund’s usage of leverage, including the Fund’s incurrence, refinancing and maintenance of leverage and, to the extent necessary or appropriate, authorize or approve the execution of documentation in respect thereto, (iii) to oversee and authorize actions in respect of refinancing and redeeming forms of leverage; and (iv) to receive reports with respect to the foregoing matters. The Board has adopted a written charter for the Leverage Committee. During the fiscal year ended March 31, 2014, the Leverage Committee held 5 meetings.

Executive Committee. The Board has an Executive Committee composed of Richard E. Cavanagh (Chair) and Karen P. Robards, both of whom are Independent Directors, and Paul L. Audet, who serves as an interested Director. The principal responsibilities of the Executive Committee include, without limitation: (i) acting on routine matters between meetings of the Board; (ii) acting on such matters as may require urgent action between meetings of the Board; and (iii) exercising such other authority as may from time to time be delegated to the Executive Committee by the Board. The Board has adopted a written charter for the Executive Committee. During the fiscal year ended March 31, 2014, the Executive Committee held 3 meetings.

Information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board’s conclusion that the Director should serve (or continue to serve) as a Director of the Fund, is provided in above, in “Biographical Information Pertaining to Directors.”

Share Ownership

Name of Director	Dollar Range of Equity Securities in the Fund(*)	Aggregate Dollar Range of Equity Securities Overseen by Directors in the Family of Registered Investment Companies (*)
Independent Directors
Richard E. Cavanagh	$0	over $100,000
Michael J. Castellano	$0	over $100,000
Frank J. Fabozzi	$0	over $100,000
Kathleen F. Feldstein	$0	over $100,000
James T. Flynn	$0	over $100,000
Jerrold B. Harris	$0	over $100,000
R. Glenn Hubbard	$0	over $100,000
W. Carl Kester	$0	over $100,000
Karen P. Robards	$0	over $100,000
Interested Directors
Paul L. Audet	$0	over $100,000
Henry Gabbay	$0	over $100,000

*	As of April 30, 2014. The term “Family of Registered Investment Companies” refers to all registered investment companies advised by the Advisors or an affiliate thereof. Includes share equivalents owned under the deferred compensation plan of the funds in the Family of Registered Investment Companies by certain Independent Directors who have participated in the deferred compensation plan of the funds in the Family of Registered Investment Companies.

Compensation of Directors

Each Independent Director is paid an annual retainer of $250,000 per year for his or her services as a Director of all BlackRock-advised closed-end funds (the “Closed-End Complex”) that are overseen by the respective director/trustee and each Director may also receive a $10,000 board meeting fee for special unscheduled meetings or meetings in excess of six Board meetings held in a calendar year, together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, the Chair and Vice-Chair of the Board are paid an additional annual retainer of $120,000 and $40,000, respectively. The Chairs of the Audit Committee, Compliance Committee, Governance and Nominating Committee, and Performance Oversight Committee are paid an additional annual retainer of $35,000, $20,000, $10,000, and $20,000, respectively. Each Audit Committee and Leverage Committee member is paid an additional annual retainer of $25,000 for his or her service on such committee. For the year ended December 31, 2013, the Closed-End Complex reimbursed Independent Director expenses in an aggregate amount of $57,957. The Fund pays a pro rata portion quarterly (based on relative net assets) of the foregoing Director fees paid by the funds in the Closed-End Complex.

Mr. Gabbay is an “interested person” of the Fund (as defined in the 1940 Act) and serves as an interested Director of three groups of BlackRock-Advised funds — the Closed-End Complex and two complexes of open-end funds (the “Equity-Liquidity Complex” and the “Equity-Bond Complex”; each such complex, a “BlackRock Fund Complex”). Mr. Gabbay receives for his services as a Director of all BlackRock Fund Complexes (i) an annual retainer of $550,000, paid quarterly in arrears, allocated to the BlackRock-advised funds in these three BlackRock Fund Complexes, including the Fund, based on their relative net assets and (ii) with respect to each of the two open-end BlackRock Fund Complexes, a Board meeting fee of $3,750 (with respect to meetings of the Equity-Liquidity Complex) and $18,750 (with respect to meetings of the Equity-Bond Complex) to be paid for attendance at each Board meeting up to five Board meetings held in a calendar year by each such complex (compensation for meetings in excess of this number to be determined on a case-by-case basis). Mr. Gabbay is also reimbursed for out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. Mr. Gabbay’s compensation for serving on the boards of the funds in these three BlackRock Fund Complexes (including the Fund) is equal to 75% of each Board member retainer and, as applicable, of each Board meeting fee (without regard to additional fees paid to Board and Committee chairs) received by the Independent Directors serving on such boards, as well as the full Leverage Committee member retainer. The Board of the Fund or of any other BlackRock-advised fund in a BlackRock Fund Complex may modify the Directors’ compensation from time to time depending on market conditions and accordingly Mr. Gabbay’s compensation would be impacted by those modifications.

Dr. Fabozzi was appointed to serve as a member of the boards of the Equity-Liquidity Complex effective April 1, 2014. Dr. Fabozzi is paid a retainer of $206,250 for his services as a board member of all funds in the Equity-Liquidity Complex for the remainder of 2014 (and an annual retainer of $275,000 per year thereafter). Dr. Fabozzi may also receive a $5,000 board meeting fee to be paid for each in-person board meeting attended (a $2,500 board meeting fee for telephonic attendance at regular board meetings), for up to five board meetings held in a calendar year (compensation for meetings in excess of this number to be determined on a case-by-case basis), together with out of pocket expenses in accordance with a board policy on travel and other business expenses relating to attendance at meetings. Dr. Fabozzi is currently a member of the audit committee and performance oversight committee of the BlackRock-advised funds in the Equity-Liquidity Complex. Dr. Fabozzi receives $7,500 for each standing committee on which he serves for the remainder of 2014 (and $10,000 per year thereafter) for up to two standing Committee assignments but is not paid this amount for serving on a committee which he chairs. Dr. Fabozzi was paid a consulting fee of $50,000 for attending a board meeting of the Equity-Liquidity Complex in February 2014. The boards of the Fund or of any other BlackRock-advised fund in a BlackRock Fund Complex may modify the board members’ compensation from time to time depending on market conditions and accordingly Dr. Fabozzi’s compensation would be impacted by those modifications.

The Independent Directors have agreed that a maximum of 50% of each Independent Director’s total compensation paid by funds in the Closed-End Complex may be deferred pursuant to the Closed-End Complex’s deferred compensation plan. Under the deferred compensation plan, deferred amounts earn a return for the Independent Directors as though equivalent dollar amounts had been invested in common shares of certain funds in the Closed-End Complex selected by the Independent Directors. This has approximately the same economic effect for the Independent Directors as if they had invested the deferred amounts in such funds in the Closed-End Complex. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a fund and are recorded as a liability for accounting purposes.

The following table sets forth the compensation that each of the Directors earned from the Fund during the fiscal year ended March 31, 2014 and the aggregate compensation paid to them by all funds in the Closed-End Complex for the calendar year ended December 31, 2013, which includes deferred compensation amounts paid to each Independent Director and Mr. Gabbay by the Fund. Mr. Audet serves without compensation from the Fund because of his affiliation with BlackRock, Inc. and the Advisors.

Name	Aggregate Compensation from the Fund (most recently completed fiscal year)	Aggregate Compensation from the Fund and other BlackRock-Advised Funds in the Closed-End Complex(1) (most recently completed calendar year)
Independent Directors
Michael J. Castellano	$523	$275,000(2)
Richard E. Cavanagh	$751	$395,000(3)
Frank J. Fabozzi	$608	$320,000(4)
Kathleen F. Feldstein	$475	$250,000(5)
James T. Flynn	$523	$275,000(6)
Jerrold B. Harris	$513	$270,000(7)
R. Glenn Hubbard	$494	$260,000(8)
W. Carl Kester	$570	$300,000(9)
Karen P. Robards	$713	$375,000(10)
Interested Director
Henry Gabbay	$453	$212,500(11)

(1)	Represents the aggregate compensation earned by such persons from the Closed-End Complex during the calendar year ended December 31, 2013. Of this amount, Mr. Castellano, Mr. Cavanagh, Dr. Fabozzi, Dr. Feldstein, Mr. Flynn, Mr. Harris, Dr. Hubbard, Dr. Kester and Ms. Robards deferred $82,500, $37,000, $14,750, $75,000, $137,500, $135,000, $130,000, $75,000 and $35,000, respectively, pursuant to the Closed-End Complex’s deferred compensation plan.
(2)	Total amount of deferred compensation payable by the Closed-End Complex to Trustee is $235,579 as of December 31, 2013.
(3)	Total amount of deferred compensation payable by the Closed-End Complex to Trustee is $688,375 as of December 31, 2013.
(4)	Total amount of deferred compensation payable by the Closed-End Complex to Trustee is $606,433 as of December 31, 2013.
(5)	Total amount of deferred compensation payable by the Closed-End Complex to Trustee is $767,918 as of December 31, 2013.
(6)	Total amount of deferred compensation payable by the Closed-End Complex to Trustee is $1,157,009 as of December 31, 2013.
(7)	Total amount of deferred compensation payable by the Closed-End Complex to Trustee is $1,086,495 as of December 31, 2013.
(8)	Total amount of deferred compensation payable by the Closed-End Complex to Trustee is $1,146,290 as of December 31, 2013.
(9)	Total amount of deferred compensation payable by the Closed-End Complex to Trustee is $631,096 as of December 31, 2013.
(10)	Total amount of deferred compensation payable by the Closed-End Complex to Trustee is $560,854 as of December 31, 2013.
(11)	As of December 31, 2013, Mr. Gabbay did not participate in the deferred compensation plan.

Independent Director Ownership of Securities

As of December 31, 2013, the Independent Directors (and their respective immediate family members) did not beneficially own securities of the Advisors or the Distributor, or an entity controlling, controlled by or under common control with the Advisors or the Distributor (not including registered investment companies).

Information Pertaining to the Officers

The executive officers of the Fund, their year of birth and their principal occupations during the past five years (their titles may have varied during that period) are shown in the table below. The address of each officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. With the exception of the Chief Compliance Officer, executive officers receive no compensation from the Fund. The Fund compensates the Chief Compliance Officer, for his services as its Chief Compliance Officer.

Each executive officer is an “interested person” of the Fund (as defined in the 1940 Act) by virtue of that individual’s position with BlackRock or its affiliates described in the table below.

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupations(s) During Past 5 Years

John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2011
Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2011
Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Americas Product Development for BlackRock since 2013; Head of Product Development and Management for BlackRock’s U.S. Retail Group from 2009 to 2013 and Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Robert Crothers 55 East 52nd Street New York, NY 10055 1981	Vice President	Since 2012	Director of BlackRock, Inc. since 2011; Vice President of BlackRock, Inc. from 2008 to 2010.

Neal J. Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2011	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (US) Inc. from 1992 to 2006.

Jay M. Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2011
Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer (“CCO”) and Anti-Money Laundering Officer	Since 2011	CCO of the BlackRock-Advised funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.

Janey Ahn 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock, Inc. since 2009; Vice President of BlackRock, Inc. from 2008 to 2009; Assistant Secretary of the Fund from 2008 to 2012.

Indemnification of Directors and Officers

The governing documents of the Fund generally provide that, to the extent permitted by applicable law, the Fund will indemnify its Directors and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund unless, as to liability to the Fund or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices. In addition, the Fund will not indemnify Directors with respect to any matter as to which Directors did not act in good faith in the reasonable belief that his or her action was in the best interest of the Fund or, in the case of any criminal proceeding, as to which Directors had reasonable cause to believe that the conduct was unlawful. Indemnification provisions contained in the Fund’s governing documents are subject to any limitations imposed by applicable law.

The funds in the Closed-End Complex, including the Fund, have also entered into a separate indemnification agreement with the board members of each board of such funds (the “Indemnification Agreement”). The Indemnification Agreement (i) extends the indemnification provisions contained in a fund’s governing documents to board members who leave that fund’s board and serve on an advisory board of a different fund in the Closed-End Complex; (ii) sets in place the terms of the indemnification provisions of a fund’s governing documents once a board member retires from a board; and (iii) in the case of board members who left the board of a fund in connection with or prior to the board consolidation that occurred in 2007 as a result of the merger of BlackRock and Merrill Lynch & Co., Inc.’s investment management business, clarifies that such fund continues to indemnify the trustee for claims arising out of his or her past service to that fund.

Principal Owners of Units

Prior to the public offering of the Units, BlackRock Holdco 2, Inc. (“BlackRock Holdco”), an affiliate of the Advisor, purchased 10,000 Units from the Fund for $100,000 in order for the Fund to satisfy the net worth requirements of Section 14(a) of the 1940 Act, which requires the Fund to have a net worth of at least $100,000 prior to making a public offering. In connection with the initial Closing on September 1, 2011, BlackRock Holdco purchased an additional 2,490,000 Units at the Fund’s initial public offering price of $10.00 per Unit, bringing BlackRock Holdco’s total record and beneficial ownership of Units to 2,500,000 Units. As of July 1, 2014, BlackRock Holdco owned of record and beneficially                  Units and, as of July 1, 2014 Units owned by BlackRock Holdco represented             % of the Fund’s outstanding Units. BlackRock Holdco’s                  in record and beneficial ownership of Units resulted from                         . BlackRock Holdco may be deemed to control the Fund and may continue to be deemed to control the Fund until such time as it owns less than 25% of the Fund’s outstanding Units. This ownership will fluctuate as other investors subscribe for Units and the Fund repurchases Units in connection with any tender offers the Board may authorize. Depending on the size of this ownership at any given point in time, it is expected that BlackRock Holdco will, for the foreseeable future, either control the Fund or be in a position to exercise a significant influence on the outcome of any matter put to a vote of Members. The address of BlackRock Holdco is 55 East 52nd Street, New York, NY 10055. BlackRock Holdco is organized under the laws of the State of Delaware and is a wholly-owned subsidiary of BlackRock, Inc.

To the Fund’s knowledge, as of                 , 2014 no other person owned of record or beneficially 5% or more of the Fund’s outstanding Units. Additionally, to the Fund’s knowledge, as of                     , 2014, as a group, Directors and officers owned less than 1% of the Fund’s outstanding Units.

Proxy Voting Policies

The Board may delegate the voting of proxies for the Fund’s portfolio securities to the Advisors pursuant to the Advisors’ proxy voting guidelines. Under these guidelines, the Advisors will vote proxies related to the Fund’s portfolio securities in the best interests of the Fund and its Members. A copy of the Fund’s proxy voting policy is attached as Appendix A to this Prospectus. Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (i) by calling 1-866-211-4521 and (ii) on the SEC’s website at www.sec.gov.

Portfolio Managers

The Fund’s portfolio managers have full discretionary authority over investing the Fund’s portfolio, including discretion with respect to allocations to the Portfolio Funds, and including rebalancing the Fund’s allocations to Portfolio Funds. BlackRock Alternative Advisors (previously defined as “BAA”), a business unit representing the hedge fund solutions platform for BlackRock, Inc., the ultimate parent of the Advisor, has established an investment committee (previously defined as the “BAA Investment Committee”) consisting of senior personnel of BAA. Generally, the BAA Investment Committee establishes investment policies for BAA, provides general oversight of BAA’s portfolio managers, including the Fund’s portfolio managers and approves investments in Portfolio Funds and other instruments recommended by the Fund’s portfolio managers.

The Fund has two portfolio managers. Mr. Edward Rzeszowski and Mr. Nicholas Sideratos are each responsible for the Fund’s day-to-day portfolio management. Mr. Rzeszowski acts as the Fund’s lead portfolio manager.

Edward Rzeszowski, Managing Director, is a member of the Absolute Return Strategies Manager Research group within BAA. He is a portfolio manager and responsible for overseeing the sourcing, performance of due diligence on and monitoring of hedge fund managers.

Mr. Rzeszowski’s service with the firm dates back to 1995, including his time with Merrill Lynch Investment Managers (“MLIM”), which merged with BlackRock in 2006. At MLIM, Mr. Rzeszowski was a Senior Hedge Fund Analyst and Portfolio Manager for the Global Horizons product. Prior to joining MLIM in 1995, Mr. Rzeszowski was responsible for the consolidation of managed futures risks at OMR Systems Corporation.

Mr. Rzeszowski earned a BA degree in economics and finance from the University of Pittsburgh in 1993.

Nicholas Sideratos, CFA, Managing Director, is a member of the Absolute Return Strategies Manager Research group within BAA. Mr. Sideratos is a portfolio manager and is responsible for overseeing the sourcing, performance of, due diligence on and monitoring of hedge fund managers.

Mr. Sideratos’ service with the firm dates back to 1998, including his years with Quellos Group, LLC, which was acquired by BlackRock in 2007. At Quellos, he was most recently a Principal focused on portfolio management and investment manager research. From 1994 to 1998, Mr. Sideratos was an analyst at CIBC Oppenheimer & Co., focusing on alternative investment strategies for U.S. pensions, endowments, offshore institutions and high net worth families. From 1991 to 1994, Mr. Sideratos was an analyst with Barclays de Zoete Wedd Securities Inc. (“BZW”) before transferring to its parent, Barclays Bank PLC. At BZW, he was in the Institutional Credit area, where he evaluated and set credit limits for the firm’s sales and trading counterparties. At Barclays Bank, Mr. Sideratos focused on foreign exchange and new product development.

Mr. Sideratos earned a BBA degree cum laude with a concentration in finance and general accounting in 1992 and an MBA degree in financial management in 1996, both from Pace University.

The following table sets forth information about funds and accounts other than the Fund for which Edward Rzeszowski and Nicholas Sideratos, the Fund’s portfolio managers, are jointly and primarily responsible for the day-to-day portfolio management as of March 31, 2014:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Edward Rzeszowski(1)	0	4	0	0	0	0
	$0	$220.8 Million	$0	$0	$0	$0
Nicholas Sideratos	0	3	4	0	0	0
	$0	$1.03 Billion	$558.5 Million	$0	$0	$0

(1)	Lead portfolio manager.

Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers may also manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. It should also be noted that Messrs. Rzeszowski and Sideratos may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Rzeszowski and Sideratos may, therefore, be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock. The following information is as of March 31, 2014.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Fund and other accounts managed by each portfolio manager. Performance of multi-asset class funds is generally measured on a pre-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts managed by the portfolio managers are:

Portfolio Managers	Applicable Benchmarks
Edward Rzeszowski	HFRI Fund of Funds Composite Index and Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index
Nicholas Sideratos	HFRI Fund of Funds Composite Index

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Rzeszowski and Sideratos do not have unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United-States based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other compensation benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (“RSP”), and the BlackRock Employee Stock Purchase Plan (“ESPP”). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the IRS limit ($260,000 for 2014). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

Securities Ownership of the Portfolio Managers

To the Fund’s knowledge, as of March 31, 2014 the Fund’s portfolio managers did not beneficially own any of the Fund’s outstanding Units.

Plan of Distribution

The Fund has entered into a Distribution Agreement (the “Distribution Agreement”) with BlackRock Investments, LLC (the “Distributor”), an affiliate of the Fund and the Advisors located at 55 East 52nd Street, New York, NY 10055, to provide for distribution of the Units on a reasonable efforts basis, subject to various conditions. The Distributor and/or the Fund may enter into selling agreements with various brokers/dealers that have agreed to participate in the distribution of the Units as brokers/dealers and are members of FINRA (“financial intermediaries”). The Fund may, in the future, engage additional distributors, but currently has no immediate plan to do so.

Generally, Units are continuously offered on monthly basis at a price equal to their then current NAV per Unit, plus a sales load. The minimum required initial investment by each investor is $50,000, and the minimum subsequent investment is $10,000. Additional subscriptions above the applicable minimum amount may be made in whole multiples of $1,000. A financial intermediary may establish higher minimum investment requirements than the Fund. Financial intermediaries that sell Units may also impose fees, terms and conditions on investor accounts and investments in the Fund that are in addition to the terms and conditions imposed by the Fund. It is the obligation of financial intermediaries to transmit orders received by them to the Distributor so they are received in a timely manner.

The Distributor currently has the exclusive right to distribute Units, including through financial intermediaries. While the Distributor is currently the Fund’s exclusive distributor, as discussed above the Fund may engage additional distributors at any time in the future. The Distributor’s obligation is an agency or “reasonable efforts” arrangement under which neither the Distributor nor any financial intermediary is required to purchase any Units. Units may be purchased only through the Distributor or a financial intermediary. The Fund will not pay referral or similar fees to any accountants, attorneys or other persons in connection with the distribution of the Units.

The Fund, acting through the Distributor and the financial intermediaries, has the sole right to accept orders to purchase Units and reserves the right to reject any order in whole or in part. The offering may be terminated by the Fund or the Distributor at any time.

No market currently exists for the Units. The Units are not, nor are they expected to be, listed on any national securities exchange, and the Fund does not anticipate that a secondary market will develop for the Units. None of the Fund, the Advisors, the Distributor or the financial intermediaries intends to make a market in the Units.

Financial intermediaries may charge a sales load of up to 3.00% of the NAV of the Units for their services in conjunction with the distribution of Units. No portion of the sales load will be paid to the Distributor. The Fund’s initial financial intermediary was Morgan Stanley Smith Barney LLC. Morgan Stanley Smith Barney LLC continues to act as a financial intermediary for the Fund as of the date of this Prospectus and imposes the maximum sales charge of 3.00% for purchases of less than $250,000; a sales charge of 2.00% for purchases of $250,000 or more, but less than $1 million; a sales charge of 1.00% for purchases of $1 million or more, but less than $5 million; and a sales charge of 0.50% for purchases of $5 million or more. The Fund and/or the Distributor may engage additional financial intermediaries and all financial intermediaries will impose sales charges based on the foregoing schedule of breakpoints. As of the date of this Prospectus, Ameriprise Financial Services, Inc., in addition to Morgan Stanley Smith

Barney LLC, acts as a financial intermediary in the distribution of the Units. Financial intermediaries may, in their sole discretion, reduce or waive the sales load for: (i) customers who participate in wrap fee programs or have other fee-based arrangements with the financial intermediary; (ii) customers who are current officers, trustees, directors or employees of the financial intermediary or one of its affiliates; (iii) customers who have a substantial relationship with the financial intermediary or one of its affiliates (to the extent not covered by (i) or (ii) above); and (iv) orders placed on behalf of customers who have previously invested in the Fund in amounts which, if combined with a new order for Units of the Fund, would qualify the purchaser for a lesser sales load under the foregoing schedule of breakpoints, as described in the example below. Investors who are current officers, trustees, directors or employees of the Fund or BlackRock and who purchase Units directly through the Distributor are eligible to purchase Units at NAV without a sales load. Notwithstanding any waiver or reduction pursuant to the foregoing, investors remain subject to eligibility requirements set forth in this Prospectus.

Financial intermediaries may charge a sales load in connection with each subscription for Units by an investor, including additional subscriptions made by existing Members. Financial intermediaries will generally aggregate all subscriptions made by a Member when determining the sales load to be imposed on a Member’s additional subscriptions for Units. For example, a Member who makes a $200,000 initial subscription for Units would pay a sales load of 3.00% on that initial $200,000 investment. If that Member then makes an additional $100,000 subscription for Units, that Member’s aggregate subscriptions would amount to $300,000 and the Member would pay a sales load of 2.00% on that additional $100,000 subscription. Investors should direct any questions regarding sales loads to the relevant financial intermediary.

The Fund pays, out of its own assets, the Distributor for providing distribution services at an annual rate equal to 0.75% of the month-end NAV of the Units (before the accrual of the distribution fee and the management fee for that month and after the accrual of any expense reimbursements owed to the Fund by the Advisor pursuant to the Expense Agreement for that month) (the “Distribution Fee”). The Distribution Fee is paid to the Distributor and/or financial intermediaries as compensation for assisting with the sale of the Units. The Distributor generally pays substantially all of the Distribution Fees to financial intermediaries whose customers hold Units through the applicable financial intermediary; thus, the amounts of such payments may vary among the financial intermediaries. The Distributor may, however, retain all or a portion of the Distribution Fee in certain instances. Financial intermediaries whose customers participate in wrap fee programs or have other fee-based arrangements with the financial intermediary may provide a credit to such customers against the Distribution Fee in an amount equal to the Distribution Fee. Any such credits are made pursuant to arrangements between the financial intermediary and the applicable Member and are not made at the Fund level. The Distribution Fee is accrued monthly and paid quarterly in arrears. The Distribution Fee may be significant in amount and the prospect of receiving such compensation may provide the recipient of the compensation or their representatives and employees with an incentive to favor sales or retention of Units over other investment options. In addition, the Advisors or their affiliates may pay, out of their own assets, additional compensation to financial intermediaries in connection with the placement of Units or the servicing of Member accounts (including to certain registered representatives of the Distributor that participate in the marketing of the Units).

The Fund has received an exemptive order from the SEC that permits it to offer classes of Units with terms different from those described herein. As of the date of this Prospectus, the Fund has not offered any class of Units other than the Units offered by this Prospectus. If, in the future, the Fund offers any additional class or classes of Units, the fees and expenses of such future class or classes may vary from the Units offered by this Prospectus and such future class or classes will be offered under a revised or a separate prospectus.

In addition, the Distributor provides ongoing investor services to investors in the Fund either directly or through financial intermediaries. These investor services may include, but are not limited to: (i) handling inquiries from investors regarding the Fund, including but not limited to questions concerning their investments in the Fund, tender offers and reports and tax information provided by the Fund; (ii) assisting in the enhancement of communications between investors and the Fund; (iii) assisting in the establishment and maintenance of investors’ accounts with the Fund and maintaining related records; (iv) receiving, aggregating and processing purchase and repurchase transactions; (v) assisting in the preparation of reports and transaction statements for investors; (vi) providing sub-accounting services for Units held beneficially; (vii) forwarding reports of the Fund and other information to investors; (viii) receiving, tabulating and transmitting proxies; (ix) general account administration activities; and (x) providing such other information and investor services as may be reasonably requested by the Fund.

The Fund has adopted a distribution plan (the “Distribution Plan”) with respect to the Units and in so doing has voluntarily complied with Rule 12b-1 under the 1940 Act as if the Fund were an open-end investment company. The Fund pays the Distribution Fee pursuant to the Distribution Plan and in connection with the sale and distribution of the Units. The Distribution Plan provides that the Fund may spend a portion of the Fund’s net assets attributable to the Units in connection with the distribution of the Units. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of an investment in the Fund and may exceed the cost of other types of sales charges. The Distribution Plan is being implemented through the Distribution Agreement with the Distributor and sub-agreements between the Distributor and financial intermediaries. In approving the Distribution Plan in conformity with Rule 12b-1, the Directors, including the Independent Directors, concluded that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and its Members.

The Distribution Plan provides, among other things, that: (i) the Board shall receive quarterly reports regarding the amounts expended under the Distribution Plan and the purposes for which such expenditures were made; (ii) the Distribution Plan will continue in effect for so long as its continuance is approved at least annually by the Board and the Independent Directors, acting in person at a meeting called for the purpose of voting on the Distribution Plan; (iii) any material amendment thereto must be approved by the Board and the Independent Directors, acting in person at a meeting called for said purpose; (iv) any amendment to increase materially the costs which the Units may bear for distribution services pursuant to the Distribution Plan shall be effective only upon approval by a vote of a majority of the outstanding Units and by a majority of the Independent Directors; and (v) while the Distribution Plan remains in effect, the selection and nomination of the Fund’s Independent Directors shall be committed to the discretion of the Fund’s Independent Directors. The Distribution Plan further requires that the Fund preserve copies of the Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of the Distribution Plan or such report, the first two years in an easily accessible place.

Payments under the Distribution Plan are based on a percentage of the Fund’s net assets attributable to the Units regardless of the amount of expenses incurred. As a result, distribution-related revenues from the Distribution Plan may be more or less than distribution-related expenses of the Fund. Information with respect to the distribution-related revenues and expenses is presented to the Board for its consideration quarterly. The Distribution Plan is terminable without penalty at any time by a vote of a majority of the Independent Directors, or by a vote of the holders of a majority of the outstanding Units.

The compensation of financial intermediaries in connection with selling Units is governed by FINRA Rule 2830, which is the same rule that governs financial intermediary compensation for selling shares of open-end investment companies. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of FINRA.

The Distribution Agreement and selling agreements with financial intermediaries participating in the distribution of the Units are terminable without penalty at any time by a vote of a majority of the Independent Directors, or by a vote of the holders of a majority of the outstanding Units. Furthermore, each agreement terminates automatically in the event of its assignment.

The Fund has agreed to indemnify the Distributor and hold the Distributor harmless against certain liabilities, including liabilities under the 1933 Act, except for any liability to the Fund or its investors to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by its reckless disregard of its obligations and duties under its agreement with the Fund.

Administration, Accounting and Investor Services Agreements

The Fund has retained The Bank of New York Mellon (the “Administrator”), whose principal business address is 101 Barclay Street, 20W, New York, NY 10286, to provide certain administrative, accounting, transfer agency and investor services to the Fund (the “Administration Agreement”). Under the terms of the Fund’s Administration Agreement, the Administrator is responsible, directly or through its agents, for, among other things: reconciling cash and investment balances with the Fund’s custodian; calculating contractual expenses, including management fees; determining net income; arranging for the computation of the Fund’s NAV; preparing the Fund’s Statement of Assets, Liabilities and Members’ Capital and Statement of Operations; preparing the Fund’s annual and semi-annual reports; preparing monthly security transaction listings; maintaining the register of Members, including any transfer or repurchase of Units; arranging for the calculation of the issue and repurchase price of Units; and issuing reports and transaction statements to Members.

Pursuant to the Administration Agreement, the Administrator provides certain investor services to the Fund, including: maintaining the register of the Members and enter on such register all issues, transfers and repurchases of interests in the Fund; arranging for the calculation of the issue and repurchase prices of interests in the Fund in accordance with its controlling document; and issuing reports and transaction statements to Members. The Bank of New York Mellon is paid a monthly fee at an annual rate ranging from 0.03% to 0.04% on beginning of the month net assets for

these and other services it provides to the Fund. During the fiscal years ended March 31, 2014 and March 31, 2013, the Fund paid $         and $70,239, respectively, in administration fees, and during the period from September 1, 2011 (commencement of operations) through March 31, 2012, the Fund paid $40,680 in administration fees.

The Administration Agreement may be terminated by either party, subject to the notice and other provisions set forth in such agreement.

Custodian

The Bank of New York Mellon, a corporation organized under the laws of the State of New York, serves as the Custodian of the assets of the Fund (the “Custodian”), and may maintain custody of such assets with U.S. and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies), subject to policies and procedures approved by the Board. Assets of the Fund are not held by the Advisors or commingled with the assets of other accounts, except to the extent that securities may be held in the name of the Custodian, subcustodian or foreign custodians in a securities depository, clearing agency or omnibus customer account. The Custodian’s principal business address is One Wall Street, New York, NY 10286.

The Custodian nets the Fund’s daily positive and negative cash balances and calculates a credit (“custody credit”) or a charge based on that net amount. The custodian fees, including the amount of any overdraft charges, may be reduced by the amount of such custody credits, and any unused credits at the end of a given month may be carried forward to a subsequent month. Any such credits unused by the end of a Fund’s fiscal year will not expire. Net debits at the end of a given month are added to the Fund’s custody bill and paid by the Fund.

Fund Expenses

The Fund pays all of its expenses other than those that the Advisors or an affiliate of the Advisors assumes, if any. The expenses of the Fund include, but are not limited to, all fees and expenses related to portfolio transactions and positions made in Portfolio Funds, including Portfolio Fund fees and expenses, and enforcing rights in respect of such investments; the investment management fee payable to the Advisor and the fee payable to the Administrator; brokerage commissions; interest and fees on any borrowings; Directors’ fees; Directors’ and officers’ insurance; professional fees (including, without limitation, expenses of consultants, experts and specialists); research expenses; fees and expenses of outside legal counsel (including fees and expenses associated with the review of documentation for prospective investments by the Fund), including foreign legal counsel; accounting, auditing and tax preparation expenses; fees and expenses in connection with tender offers and any repurchases of Units; taxes and governmental fees (including tax preparation fees); fees and expenses of any custodian, subcustodian, transfer agent, and registrar, and any other agent of the Fund, all costs and charges for equipment or services used in communicating information regarding any of the Fund’s transactions between either of the Advisors and the Custodian (or other agent engaged by the Fund); bank services fees; expenses of preparing, printing, and distributing copies of this Prospectus, and any other sales material (and any supplements or amendments thereto), reports, notices, other communications to Members, and proxy materials; expenses of preparing, printing, and filing reports and other documents with government agencies; expenses of Members’ meetings; expenses of corporate data processing and related services; Member recordkeeping and Member account services, fees, and disbursements; expenses relating to investor and public relations; fees and expenses of the Independent Directors; insurance premiums; and extraordinary expenses such as litigation expenses. The Fund may need to sell portfolio securities to pay fees and expenses, which could affect investment returns to Members of the Fund.

The Fund has entered into an Expense Agreement in which the Advisor has agreed to pay certain operating and other expenses of the Fund in order to maintain certain expenses below 0.50% of the Fund’s average month-end net assets (the “Expense Cap”). Subject to the terms of the Expense Agreement, expenses borne by the Advisor in the prior two fiscal years of the Fund are subject to reimbursement by the Fund, but the Fund will not reimburse any amount if doing so would result in its covered expenses exceeding the Expense Cap. The Expense Agreement continues from year to year if approved by a majority of the Fund’s Independent Directors. The current term of the Expense Agreement expires on                          .. Expenses covered by the Expense Cap include, without limitation, custodial, accounting and administrative services (e.g., expenses incurred in connection with: reconciling cash and investment balances with the Fund’s custodian; calculating contractual expenses, including management fees; determining net income; arranging for the computation of the Fund’s NAV; preparing the Fund’s Statement of Assets, Liabilities and Members’ Capital and Statement of Operations; preparing the Fund’s annual and semi-annual reports; preparing monthly security transaction listings; receiving and tabulating proxies; maintaining the register of Members, including any transfer or repurchase of Units; arranging for the calculation of the issue and repurchase price of Units; preparing tender offer notices and performing all work associated with tender offers; allocating income, expenses, gains and losses; and issuing reports and transaction statements to Members) and organization and offering expenses. Expenses excluded from the Expense Cap are limited to (i) the investment management fee, (ii) interest expense, if any, (iii) expenses incurred directly or indirectly by the Fund as a result of expenses related to investing in, or incurred by, a Portfolio Fund or other permitted investment, (iv) any trading-related expenses, including, but not limited to, clearing costs and commissions, (v) dividends on short sales, if any, (vi) any extraordinary expenses not incurred in the ordinary course of the Fund’s business (including, without limitation, litigation expenses) and (vii) if applicable, the distribution fees paid to the Distributor or financial intermediaries.

If the Fund has received a waiver or reimbursement from the Advisor within the preceding two fiscal years of the Fund and the Fund’s operating expenses are less than the expense limit for the Fund, the Fund is required to repay the Advisor up to the amount of fees waived or expenses reimbursed under the agreement if: (i) the Fund has more than $50 million in assets, (ii) the Advisor or an affiliate serves as the Fund’s investment adviser or administrator and (iii) such reimbursement does not cause the Fund’s covered expenses to exceed the Expense Cap. During the fiscal years ended March 31, 2014 and 2013, the Advisor reimbursed the Fund $         and $600,838, respectively in expenses, which are subject to recoupment by the Advisor until March 31, 2016 and 2015, respectively.

The Advisors bear all of their expenses and their own costs incurred in providing investment management services to the Fund, including travel and other expenses related to the selection and monitoring of Portfolio Funds. In addition, the Advisors are responsible for the payment of the compensation and expenses of those Directors and officers of the Fund affiliated with the Advisors, and making available, without expense to the Fund, the services of such individuals, subject to their individual consent to serve and to any limitations imposed by law.

The Portfolio Funds bear various fees and expenses in connection with their operations. These fees and expenses are similar to those incurred by the Fund. In addition, the Portfolio Funds will pay asset-based fees to their Managers and generally will pay performance-based fees or allocations to their Managers, which effectively reduce the investment returns of the Portfolio Funds. These expenses, fees, and allocations are in addition to those incurred by the Fund itself and may be significant. As an investor in the Portfolio Funds, the Fund indirectly bears a portion of the expenses and fees of the Portfolio Funds.

Portfolio Transactions and Brokerage

The Fund

Subject to policies established by the Board, the Advisors are responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The Fund will principally purchase interests in Portfolio Funds directly from the Portfolio Funds or through a placement agent. Such purchases by the Fund may be, but are generally not, subject to transaction expenses. Nevertheless, the Fund anticipates that some of its transactions in securities of Portfolio Funds may be subject to expenses.

With respect to any non-Portfolio Fund investments, the Advisors do not execute transactions through any particular broker or dealer, but seek to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the Advisors generally seek reasonable trade execution costs, the Fund does not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Subject to applicable legal requirements, the Advisors may select a broker based partly upon brokerage or research services provided to the Advisors and their clients, including the Fund. In return for such services, the Advisors may cause the Fund to pay a higher commission than other brokers would charge if the Advisors determine in good faith that the commission is reasonable in relation to the services provided.

In selecting brokers or dealers to execute portfolio transactions, the Advisors seek to obtain the best price and most favorable execution for the Fund, taking into account a variety of factors including: (i) the size, nature and character of the security or instrument being traded and the markets in which it is purchased or sold; (ii) the desired timing of the transaction; (iii) the Advisors’ knowledge of the expected commission rates and spreads currently available; (iv) the activity existing and expected in the market for the particular security or instrument, including any anticipated execution difficulties; (v) the full range of brokerage services provided; (vi) the broker’s or dealer’s capital; (vii) the quality of research and research services provided; (viii) the reasonableness of the commission, dealer spread or its equivalent for the specific transaction; and (ix) the Advisors’ knowledge of any actual or apparent operational problems of a broker or dealer.

Section 28(e) of the Exchange Act (“Section 28(e)”) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. This includes commissions paid on riskless principal transactions under certain conditions. Brokerage and research services include: (1) furnishing advice as to the value of securities, including pricing and appraisal advice, credit analysis, risk measurement analysis, performance and other analysis, as well as the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental to securities transactions (such as clearance, settlement, and custody). The Advisors believe that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Fund.

The Advisors may participate in client commission arrangements under which the Advisors may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to the Advisors. The Advisors believe that research services obtained through soft dollar or commission sharing arrangements enhance their investment decision-making capabilities, thereby increasing the prospects for higher investment returns. The Advisors will engage only in soft dollar or commission sharing transactions that comply with the requirements of Section 28(e). The Advisors regularly evaluate the soft dollar products and services utilized, as well as the overall soft dollar and commission sharing arrangements to ensure that trades are executed by firms that are regarded as best able to execute trades for client accounts, while at the same time providing access to the research and other services the Advisors view as impactful to their trading results.

The Advisors may utilize soft dollars and related services, including research (whether prepared by the broker-dealer or prepared by a third-party and provided to the Advisors by the broker-dealer) and execution or brokerage services within applicable rules and the Advisors’ policies to the extent that such permitted services do not compromise the Advisors’ ability to seek to obtain best execution. In this regard, the portfolio management investment and/or trading teams may consider a variety of factors, including the degree to which the broker-dealer: (a) provides access to company management; (b) provides access to their analysts; (c) provides meaningful/insightful research notes on companies or other potential investments; (d) facilitates calls on which meaningful or insightful ideas about companies or potential investments are discussed; (e) facilitates conferences at which meaningful or insightful ideas about companies or potential investments are discussed; or (f) provides research tools such as market data, financial analysis, and other third party related research and brokerage tools that aid in the investment process.

Research-oriented services for which the Advisors might pay with Fund commissions may be in written form or through direct contact with individuals and may include information as to particular companies or industries and securities or groups of securities, as well as market, economic, or institutional advice and statistical information, political developments and technical market information that assists in the valuation of investments. Except as noted immediately below, research services furnished by brokers may be used in servicing some or all client accounts and not all services may be used in connection with the fund or account that paid commissions to the broker providing such services. In some cases, research information received from brokers by investment company management personnel, or personnel principally responsible for the Advisors’ individually managed portfolios, is not necessarily shared by and between such personnel. Any investment advisory or other fees paid by the Fund to the Advisors are not reduced as a result of the Advisors’ receipt of research services. In some cases, the Advisors may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs the Advisors make a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Advisors will use their own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Advisors face a potential conflict of interest, but the Advisors believe that their allocation procedures are reasonably designed to ensure that they appropriately allocates the anticipated use of such services to their research and non-research uses.

Payments of commissions to brokers who are affiliated persons of the Fund will be made in accordance with Rule 17e-1 under the 1940 Act.

From time to time, the Fund may purchase new issues of securities in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide the Advisors with research services. The Financial Industry Regulatory Authority, Inc. has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research “credits” in these situations at a rate that is higher than that available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

The Advisors do not consider sales of shares of the investment companies they advise as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund; however, whether or not a particular broker or dealer sells shares of the investment companies advised by the Advisors neither qualifies nor disqualifies such broker or dealer to execute transactions for those investment companies.

The Fund anticipates that its brokerage transactions involving foreign securities generally will be conducted primarily on the principal stock exchanges of the applicable country. Foreign equity securities may be held by the Fund in the form of depositary receipts, or other securities convertible into foreign equity securities. Depositary receipts may be listed on stock exchanges, or traded in over-the-counter markets in the United States or Europe, as the case may be. American Depositary Receipts, like other securities traded in the United States, will be subject to negotiated commission rates.

The Fund may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in the particular securities, except in those circumstances in which better prices and execution are available elsewhere. Under the 1940 Act, persons affiliated with the Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Fund will not deal with affiliated persons, including PNC and its affiliates, in connection with such transactions. However, an affiliated person of the Fund may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which PNC is a member or in a private placement in which PNC serves as placement agent except pursuant to procedures approved by the Board that either comply with rules adopted by the SEC or with interpretations of the SEC staff.

Over-the-counter issues, including most fixed income securities such as corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Fund will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both foreign and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.

Purchases of money market instruments by the Fund are made from dealers, underwriters and issuers. The Fund does not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer.

Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

The Advisors may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from the Fund prior to maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if they believe that the Fund’s anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Fund would incur a capital loss in liquidating commercial paper, especially if interest rates have risen since acquisition of such commercial paper.

Investment decisions for the Fund and for Other BlackRock Funds are made independently of each other in light of differing conditions. The Advisors allocate investments among client accounts in a fair and equitable manner. A variety of factors will be considered in making such allocations. These factors include: (i) investment objectives or strategies for particular accounts, including sector, industry, country or region and capitalization weightings, (ii) tax considerations of an account, (iii) risk or investment concentration parameters for an account, (iv) supply or demand for a security at a given price level, (v) size of available investment, (vi) cash availability and liquidity requirements for accounts, (vii) regulatory restrictions, (viii) minimum investment size of an account, (ix) relative size of account, and (x) such other factors as may be approved by BlackRock’s general counsel. Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another, (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to BlackRock, (iii) to develop or enhance a relationship with a client or prospective client, (iv) to compensate a client for past services or benefits rendered to BlackRock or to induce future services or benefits to be rendered to BlackRock, or (v) to manage or equalize investment performance among different client accounts.

When Other BlackRock Funds seek to purchase or sell the same Portfolio Funds as the Fund, the Advisors will seek to allocate investment opportunities and dispositions fairly and equitably over time among the Fund and the Other BlackRock Funds. Such allocations are based upon the written procedures of BAA, which have been reviewed and approved by the Board. The Fund’s specific portfolio composition will be influenced by a number of factors, including, but not limited to, the Fund’s investment guidelines, the Fund’s specific terms and conditions and the investment judgment of the Fund’s portfolio managers. The Advisors manage Other BlackRock Funds with investment mandates that may overlap or conflict with the investment strategies pursued by the Fund, as both the Fund and the Other BlackRock Funds may be eligible to participate in the same investment opportunities. Additionally, interests in Portfolio Funds are generally offered in private offerings and it is not uncommon for Portfolio Funds to become closed or limited with respect to new investments due to size constraints or other considerations. Moreover, the Fund or the Other BlackRock Funds may not be eligible or appropriate investors in all potential Portfolio Funds. As a result of these and other factors, the Fund may be precluded from making a specific investment or may, subject to applicable law, reallocate existing Portfolio Funds among the Other BlackRock Funds. These decisions are made by the Advisor taking into consideration the respective investment guidelines, investment objectives, investment restrictions, existing investments and concentrations, liquidity, cash positions, contractual commitments or rights, regulatory obligations and other objective criteria applicable to the Fund and the Other BlackRock Funds. Additionally, any deviations from the allocation policy must be documented in writing, are subject to various internal approvals and are reported to the Board on a quarterly basis. However, there likely will be circumstances where the Fund is unable to participate, in whole or in part, in certain investments to the extent it would participate absent allocation of an investment opportunity among the Fund and Other BlackRock Funds, including as a result of the 1940 Act’s prohibitions against affiliated transactions. In addition, it is likely that the Fund’s portfolio and those of Other BlackRock Funds will have differences in the specific Portfolio Funds held in their portfolios even when their investment objectives are the same or similar. These and other distinctions will result in differences in portfolio performance between the Fund and the Other BlackRock Funds.

Equity securities will generally be allocated among client accounts within the same investment mandate on a pro rata basis. This pro-rata allocation may result in the Fund receiving less of a particular security than if pro-ration had not occurred. All allocations of equity securities will be subject, where relevant, to share minimums established for accounts and compliance constraints.

Initial public offerings of securities may be over-subscribed and subsequently trade at a premium in the secondary market. When the Advisors are given an opportunity to invest in such an initial offering or “new” or “hot” issue, the supply of securities available for client accounts is often less than the amount of securities the accounts would otherwise take. In order to allocate these investments fairly and equitably among client accounts over time, each portfolio manager or a member of his or her respective investment team will indicate to BlackRock’s trading desk their level of interest in a particular offering with respect to eligible clients’ accounts for which that team is responsible. Initial public offerings of U.S. equity securities will be identified as eligible for particular client accounts that are managed by portfolio teams who have indicated interest in the offering based on market capitalization of the issuer of the security and the investment mandate of the client account and in the case of international equity securities, the country where the offering is taking place and the investment mandate of the client account. Generally, shares received during the initial public offering will be allocated among participating client accounts within each investment mandate on a pro rata basis. In situations where supply is too limited to be allocated among all accounts for which the investment is eligible, portfolio managers may rotate such investment opportunities among one or more accounts so long as the rotation system provides for fair access for all client accounts over time. Other allocation methodologies that are considered by the Advisors to be fair and equitable to clients may be used as well.

Because different accounts may have differing investment objectives and policies, the Advisors may buy and sell the same securities at the same time for different clients based on the particular investment objective, guidelines and strategies of those accounts. For example, the Advisors may decide that it may be entirely appropriate for a growth fund to sell a security at the same time a value fund is buying that security. To the extent that transactions on behalf of more than one client of the Advisors or their affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. For example, sales of a security by the Advisors on behalf of one or more of their clients may decrease the market price of such security, adversely impacting other clients of the Advisors that still hold the security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which the Advisors or an affiliate act as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all.

In certain instances, the Advisors may find it efficient for purposes of seeking to obtain best execution, to aggregate or “bunch” certain contemporaneous purchases or sale orders of their advisory accounts. In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with a bunched order will be shared pro rata among the clients in the bunched order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price except in the case of certain international markets where average pricing is not permitted. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, in other cases it could be beneficial to the Fund. Transactions effected by the Advisors on behalf of more than one of their clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.

The Fund will not purchase securities during the existence of any underwriting or selling group relating to such securities of which the Advisors, PNC, the Distributor or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board in accordance with Rule 10f-3 under the 1940 Act. In no instance will portfolio securities be purchased from or sold to the Advisors, PNC, the Distributor or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

The Advisors and their affiliates manage investments for clients from offices located around the world. As a result, purchases and sales of securities may be executed through different trading desks or on different exchanges or markets throughout the day, resulting in transactions in the same security being effected at different prices over a 24-hour period.

The annual portfolio turnover rate of the Fund may be greater than 100%. Although, because it is difficult to accurately predict portfolio turnover rates, actual turnover may be lower than 100%. Higher portfolio turnover results in increased Fund costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.

During the Fund’s fiscal years ended March 31, 2014 and March 31, 2013, and during the Fund’s fiscal period September 1, 2011 (commencement of operations) to March 31, 2012, the Fund did not pay any brokerage commissions.

The Portfolio Funds

The Portfolio Funds incur transaction expenses in the management of their portfolios, which will decrease the value of the Fund’s investment in the Portfolio Funds. Because the investment program of certain of the Portfolio Funds may include trading as well as investments, short-term market considerations will frequently be involved, and it is anticipated that the turnover rates of the Portfolio Funds’ investments may be substantially greater than the turnover rates of other types of investment vehicles. In addition, the order execution practices of the Portfolio Funds may not be transparent to the Fund. Each Portfolio Fund is responsible for placing orders for the execution of its portfolio transactions and for the allocation of its brokerage. The Advisors will have no direct or indirect control over the brokerage or portfolio trading policies employed by the Managers. The Advisors expect that the Managers will generally select broker-dealers to effect transactions on behalf of their respective Portfolio Fund substantially in the manner set forth below.

It is anticipated that Managers will seek reasonably competitive commission rates. However, Portfolio Funds will not necessarily pay the lowest commission available on each transaction and may engage in transactions with broker-dealers based on different criteria than those considered by the Fund. Portfolio Funds may not be subject to the same regulatory restrictions on principal and agency transactions as the Fund is. It is anticipated that some Portfolio Funds may effect principal or agency transactions through affiliates of the Fund. The Fund will indirectly bear the commissions or spreads in connection with the portfolio transactions of the Portfolio Funds.

No guarantee or assurance can be made that Portfolio Funds’ brokerage transaction practices will be transparent or that the Portfolio Funds will establish, adhere to, or comply with their stated practices. However, as the Portfolio Funds are not investment companies registered under the 1940 Act, they may select brokers on a basis other than that outlined above and may receive benefits other than research or that benefit the Portfolio Funds’ Managers or their affiliates rather than the Portfolio Funds.

Voting

Except to the extent otherwise provided in the Fund’s LLC Agreement, each owner of one or more Units shall be entitled to cast at any meeting of Members called by the (i) majority of the Board or (ii) Members holding at least 51% of the total number of votes eligible to be cast by all Members a number of votes equal to the number of Units owned by such person. Members are entitled to vote on any matter on which stockholders of a registered investment company organized as a corporation would be entitled to vote, including the election of Directors and the approval of the Investment Management Agreement. Notwithstanding their ability to exercise their voting privileges, Members are not entitled to participate in the management or control of the Fund’s business and may not act for or bind the Fund. The Fund does not intend to hold annual meetings of Members, except to the extent required by the 1940 Act.

Conflicts of Interest

The PNC Financial Services Group, Inc. (“PNC”) has a significant economic interest in BlackRock, Inc., the parent of the Advisors. PNC is considered to be an affiliate of BlackRock, Inc., under the 1940 Act. Certain activities of the Advisors, BlackRock, Inc. and their affiliates (collectively, “BlackRock”) and PNC and its affiliates (collectively, “PNC” and together with BlackRock, “Affiliates”) with respect to the Fund and/or other accounts managed by BlackRock or PNC may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world’s largest asset management firms. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock, PNC and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of the Fund, are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing the Fund. These are considerations of which investors in the Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by the Fund.

BlackRock and its Affiliates have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. One or more Affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates are or may be actively engaged in transactions in the same securities, currencies, and instruments in which the Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Fund invests, which could have an adverse impact on the Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of the Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund.

When BlackRock and its Affiliates seek to purchase or sell the same assets for their managed accounts, including the Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for the Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding the Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for the Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock or its Affiliates may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause the Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding the Fund may benefit other accounts managed by BlackRock or its Affiliates. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or their other accounts, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) one or more Affiliates or their other accounts.

BlackRock and its Affiliates and their clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of BlackRock or its Affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of the Fund’s investment activities may differ significantly from the results achieved by BlackRock and its Affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which one or more Affiliates or Affiliate-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, the Fund’s activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates are performing services or when position limits have been reached.

In connection with its management of the Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates. BlackRock will not be under any obligation, however, to effect transactions on behalf of the Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock and its Affiliates, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing the Fund.

In addition, certain principals and certain employees of BlackRock are also principals or employees of BlackRock or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Fund should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of the Fund in which customers of BlackRock or its Affiliates, or, to the extent permitted by the SEC, BlackRock or another Affiliate, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of BlackRock or its Affiliates. One or more Affiliates may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which the Fund invests or which may be based on the performance of the Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates and may also enter into transactions with other clients of an Affiliate where such other clients have interests adverse to those of the Fund.

At times, these activities may cause departments of BlackRock or its Affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, the Fund will deal with BlackRock and its Affiliates on an arms-length basis. BlackRock or its Affiliates may also have an ownership interest in certain trading or information systems used by the Fund. The Fund’s use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates.

One or more Affiliates may act as broker, dealer, agent, lender or adviser or in other commercial capacities for the Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate will be in its view commercially reasonable, although each Affiliate, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate and such sales personnel.

Subject to applicable law, the Affiliates (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Fund as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Fund or its shareholders will be required, and no fees or other compensation payable by the Fund or its shareholders will be reduced by reason of receipt by an Affiliate of any such fees or other amounts.

When an Affiliate acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Fund, the Affiliate may take commercial steps in its own interests, which may have an adverse effect on the Fund. The Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither BlackRock nor any of the Affiliates will have any obligation to allow their credit to be used in connection with the Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of BlackRock or any of the Affiliates in evaluating the Fund’s creditworthiness.

Purchases and sales of securities for the Fund may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock and its Affiliates, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock may select brokers (including, without limitation, Affiliates) that furnish BlackRock, the Fund, other BlackRock client accounts or other Affiliates or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products.

Research or other services obtained in this manner may be used in servicing the Fund and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Fund based on the amount of brokerage commissions paid by the Fund and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Fund and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.

BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks (“ECNs”) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Fund. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. This would have the effect of reducing the access fees paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Management of the Fund — Proxy Voting Policies.”

It is also possible that, from time to time, BlackRock or its Affiliates may, although they are not required to, purchase and hold shares of the Fund. Increasing the Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio.

It is possible that the Fund may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates has significant debt or equity investments or in which an Affiliate makes a market. The Fund also may invest in securities of companies to which an Affiliate provides or may someday provide research coverage. Such investments could cause conflicts between the interests of the Fund and the interests of other clients of BlackRock or its Affiliates. In making investment decisions for the Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock in the course of these activities. In addition, from time to time, the activities of an Affiliate may limit the Fund’s flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Fund.

BlackRock and its Affiliates, their personnel and other financial service providers have interests in promoting sales of the Fund. With respect to BlackRock and its Affiliates and their personnel, the remuneration and profitability relating to services to and sales of the Fund or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Fund or its shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates and such personnel resulting from transactions on behalf of or management of the Fund may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock and its Affiliates and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock and its Affiliates may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients’ accounts may differ from the valuations for the same securities or investments assigned by the Fund’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to the Fund’s pricing vendors and/or fund accountants, there may be instances where the Fund’s pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

As disclosed in more detail in “Calculation of Net Asset Value; Valuation”, when market quotations of direct investments that are not Portfolio Funds are not readily available or are believed by BlackRock to be unreliable, the Fund’s direct investments that are not Portfolio Funds may be valued at fair value by BlackRock, pursuant to procedures adopted by the Board. When determining an asset’s “fair value,” BlackRock seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or repurchase of its shares at NAV, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders. All of the Fund’s positions in Portfolio Funds are valued at fair value by BlackRock pursuant to procedures adopted by the Board.

To the extent permitted by applicable law, the Fund may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, the Fund, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund in which it invests, which may result in the Fund bearing some additional expenses.

BlackRock and its Affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that the Fund will be adversely affected by this personal trading, the Fund, the Distributor and BlackRock each have adopted a Code of Ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions.

BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules adopted under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Fund and/or BlackRock by the SEC. These transactions would be effected in circumstances in which BlackRock determined that it would be appropriate for the Fund to purchase and another client of BlackRock to sell, or the Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of the Fund may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate is performing investment banking, market making, advisory or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Fund may be prohibited from or limited in purchasing or selling securities of that company. In addition, when BlackRock is engaged to provide advisory or risk management services for a company, BlackRock may be prohibited from or limited in purchasing or selling securities of that company on behalf of the Fund, particularly where such services result in BlackRock obtaining material non-public information about the company. Similar situations could arise if personnel of BlackRock or its Affiliates serve as directors of companies the securities of which the Fund wishes to purchase or sell. However, if permitted by applicable law, and where consistent with BlackRock’s policies and procedures (including the necessary implementation of appropriate information barriers), the Fund may purchase securities or instruments that are issued by such companies, are the subject of an underwriting, distribution, or advisory assignment by an Affiliate, or are the subject of an advisory or risk management assignment by BlackRock, or where personnel of BlackRock or its Affiliates are directors or officers of the issuer.

In certain circumstances where the Fund invests in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, there may be limits on the aggregate amount invested by Affiliates (including BlackRock) for their proprietary accounts and for client accounts (including the Fund) that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause BlackRock, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, BlackRock on behalf of its clients (including the Fund) may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

In those circumstances where ownership thresholds or limitations must be observed, BlackRock seeks to allocate limited investment opportunities equitably among clients (including the Fund), taking into consideration benchmark weight and investment strategy. When ownership in certain securities nears an applicable threshold, BlackRock may limit purchases in such securities to the issuer’s weighting in the applicable benchmark used by BlackRock to manage the Fund. If client (including Fund) holdings of an issuer exceed an applicable threshold and BlackRock is unable to obtain relief to enable the continued holding of such investments, it may be necessary to sell down these positions to meet the applicable limitations. In these cases, benchmark overweight positions will be sold prior to benchmark positions being reduced to meet applicable limitations.

In addition to the foregoing, other ownership thresholds may trigger reporting requirements to governmental and regulatory authorities, and such reports may entail the disclosure of the identity of a client or BlackRock’s intended strategy with respect to such security or asset.

BlackRock and its Affiliates may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including BlackRock and its Affiliates may be paid licensing fees for use of their index or index name. BlackRock and its Affiliates will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with BlackRock and its Affiliates will be as favorable as those terms offered to other index licensees.

BlackRock and its Affiliates may serve as Authorized Participants in the creation and redemption of ETFs, including funds advised by affiliates of BlackRock. BlackRock and its Affiliates may therefore be deemed to be participants in a distribution of such ETFs, which could render them statutory underwriters.

Custody arrangements may lead to potential conflicts of interest with BlackRock where BlackRock has agreed to waive fees and/or reimburse ordinary operating expenses in order to cap expenses of the Fund. This is because the custody arrangements with the Fund’s custodian may have the effect of reducing custody fees when the Fund leaves cash balances uninvested. When the Fund’s actual operating expense ratio exceeds a stated cap, a reduction in custody fees reduces the amount of waivers and/or reimbursements BlackRock would be required to make to the Fund. This could be viewed as having the potential to provide BlackRock an incentive to keep high positive cash balances for a fund with an expense cap in order to offset fund custody fees that BlackRock might otherwise reimburse. However, BlackRock’s portfolio managers do not intentionally keep uninvested balances high, but rather make investment decisions that they anticipate will be beneficial to fund performance.

Present and future activities of BlackRock and its Affiliates, including the Advisor and the Sub-Advisors, in addition to those described in this section, may give rise to additional conflicts of interest.

Additional Conflicts of Interest Relating to BAA

In addition to the conflicts listed above, the following conflicts specific to BAA may arise by virtue of the business activities of BAA.

BAA spends substantial time and attention on other business activities, including other clients for which it provides investment management or investment advisory services. The terms related to these other clients may differ materially from those applicable to an investment in the Units, even though certain of these other clients pursue a similar, identical or overlapping investment objective and strategy as the Fund.

The business activities of BAA may give rise to direct or indirect interaction between or among BAA, the Fund, Managers, Portfolio Funds, other clients and/or any of their respective affiliates, officers, directors, shareholders, members, partners or employees. BAA may recommend, facilitate or otherwise assist with various investment or other business activities on behalf of or otherwise related to such parties, including, without limitation, providing investment management services, and may receive separate compensation for such activities. No fees or other compensation payable by the Fund or Members will be reduced by such separate compensation. Any such interaction or activities may involve potentially material conflicts of interest. Moreover, it is possible that BAA may face, in certain circumstances, competing fiduciary and regulatory duties it owes to the Fund and other clients. BAA undertakes to resolve such conflicts of interest in a fair and equitable manner, which resolution may not necessarily maximize the benefit to the Fund.

Employees of BAA may, from time to time, become members of advisory committees, boards of directors or similar formal and informal advisory or governance bodies to Portfolio Funds. Matters referred to those advisory boards may include a number of subjects, such as conflicts of interests involving the Portfolio Fund’s management, investment pricing and other investment-related policies and general sharing of investment and market information or ideas. BAA believes that participation on these bodies provides an opportunity to better understand the relevant Portfolio Fund and its management. But it is also possible that participation on these bodies could require or result in limitations on the investment decisions of the Fund, including as a result of the application of various restrictions contained in the 1940 Act. For example, knowledge of material information not generally known to investors could limit withdrawals by the Fund or may limit the Fund’s ability to buy or sell investments in Portfolio Funds. Additionally, serving in such capacities could result in the Portfolio Fund being deemed an “affiliated person” of the Fund under the 1940 Act, thus giving rise to restrictions on various types of transactions between the Fund and the Portfolio Fund, including restrictions on the Fund’s purchase and redemption of units in the Portfolio Fund. When considering whether to participate on a particular body, BAA will balance the known and expected positive and negative aspects of such participation and determine whether to participate on that basis.

In addition, BAA has, and in the future may develop, business relationships that are independent of the investment management services provided to the Fund. These may include, but are not limited to, lending, depository, brokerage, risk management, investment advisory, security distribution or banking relationships with counterparties to transactions with the Fund or third parties that also provide investment management or other services to the Fund, Portfolio Funds or Managers. Any such relationships may involve potentially material conflicts of interest.

Affiliates of BAA may provide other services or advice to third parties that invest in Portfolio Funds, in which case the scope of advice or services and any related compensation to such BAA affiliates will be specified in separate agreements. In connection with investments by third parties in Custom Funds, BAA or an affiliate may provide services for a fee to those third parties or may otherwise be positioned differently with respect to such third parties, which may create conflicts for BAA. No fees or other compensation payable to the Advisors by the Fund or the Members will be reduced by payment of such fees.

In circumstances in which a Member invests in the Fund in connection with asset allocation or other investment advice received from BAA or one of its affiliates (the “Allocation Advisor”), the investment advice to the Member with respect to the Fund will be governed by an agreement negotiated between the Member and the Allocation Advisor and may include the payment of investment management or performance fees in addition to those charged in connection with an investment in the Fund. The decision by the Allocation Advisor to select or recommend a fund managed by an affiliated investment manager, including the Fund, may present a potential conflict of interest.

Conflicts of Interest Relating to the Managers

The Advisors anticipate that each Manager will consider participation by the applicable Portfolio Fund in all appropriate investment opportunities that are also under consideration for investment by the Manager for other Portfolio Funds and accounts managed by the Manager (“Manager Accounts”) that pursue investment programs similar to that of the applicable Portfolio Fund. However, there can be no guarantee or assurance that a Manager will follow such practices or that a Manager will adhere to, and comply with, its stated practices, if any. In addition, circumstances may arise under which a Manager will cause its Manager Accounts to commit a larger percentage of their assets to an investment opportunity than to which the Manager will commit assets of the Portfolio Fund. Circumstances may also arise under which a Manager will consider participation by its Manager Accounts in investment opportunities in which the Manager intends not to invest on behalf of the Portfolio Fund, or vice versa.

Situations may occur where the Fund could be disadvantaged by investment activities conducted by the Manager for the Manager Accounts. These situations may arise as a result of, among other things: (i) legal restrictions on the combined size of positions that may be taken by Portfolio Funds in which the Fund and/or Manager Accounts participate (collectively, “Co-Investors” and, individually, a “Co-Investor”), limiting the size of the Portfolio Fund’s position; (ii) legal prohibitions on the Co-Investors’ participating in the same instruments; (iii) the difficulty of liquidating an investment for a Co-Investor when the market cannot absorb the sale of the combined positions; and (iv) the determination that a particular investment is warranted only if hedged with an option or other instrument and the availability of those options or other instrument is limited.

A Manager may from time to time cause Portfolio Funds to effect certain principal transactions in securities with one or more Manager Accounts, subject to certain conditions. For example, these transactions may be made in circumstances in which the Manager determined it was appropriate for the Portfolio Fund to purchase and a Manager Account to sell, or the Portfolio Fund to sell and the Manager Account to purchase, the same security or instrument on the same day.

Each Manager, its affiliates and their principals, partners, directors, officers and employees, may buy and sell securities or other investments for their own accounts, including interests in Portfolio Funds, and may have conflicts of interest with respect to investments made on behalf of Portfolio Funds in which the Fund participates. As a result of different trading and investment strategies or constraints, positions may be taken by principals, partners, directors, officers, employees and affiliates of the Manager that are the same as, different from or made at different times than positions taken for the Portfolio Fund in which the Fund participates. Future investment activities of the Managers, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing, may give rise to additional conflicts of interest that could disadvantage the Fund and its Members.

Managers or their affiliates may from time to time provide investment advisory or other services to private Portfolio Funds and other entities or accounts managed by the Manager or its affiliates. In addition, Managers or their affiliates may from time to time receive research products and services in connection with the brokerage services that brokers (including, without limitation, affiliates of the Manager) may provide to one or more Manager Accounts.

Codes of Ethics

The Fund, the Advisor, the Sub-Advisor and the Distributor have adopted a code of ethics (the “Code of Ethics”) in compliance with Section 17(j) of the 1940 Act and Rule 17j-1 thereunder. Each Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to a Code of Ethics may invest in securities for their personal investment accounts, including making investments in the securities of Portfolio Funds that may be purchased or held by the Fund. The Codes of Ethics are available on the EDGAR Database on the SEC’s website at www.sec.gov. In addition, the Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.

Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Copies of the Codes of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Eligible Investors

Each prospective investor is required to complete the Subscription Agreement and satisfy the investor eligibility standards set forth therein in order to be permitted to invest in the Fund.

An investment in the Fund involves risks and it is possible that an investor may lose some or all of its investment. In addition, an investment in the Fund is not liquid and investors should provide for adequate liquidity outside of their investment in the Fund to meet their foreseeable liquidity needs. Before making an investment decision, an investor and/or its adviser should (i) consider the suitability of this investment with respect to its investment objectives and personal situation and (ii) consider factors such as its personal net worth, income, age, risk tolerance, and liquidity needs. See “General Risks.” Short-term investors and investors who cannot bear the loss of some or all of their investment and/or the risks associated with a lack of liquidity should not invest in the Fund.

Generally, the Subscription Agreement requires that an investor certify that it is an “accredited investor” as defined in Regulation D under the 1933 Act and as amended by the Dodd-Frank Act. An “accredited investor” includes, among other investors, an individual who: (i) has a net worth (or a joint net worth with that person’s spouse) immediately prior to the time of purchase in excess of $1 million (excluding the value of that individual’s primary residence); or (ii) an individual who has income in excess of $200,000 (or joint income with the investor’s spouse in excess of $300,000) in each of the two preceding years and has a reasonable expectation of reaching the same income level in the current year. Other categories of “accredited investor” are set forth in the Subscription Agreement along with any additional requirements for investing in the Fund. Investors who are “accredited investors” and meet the qualifications set forth in the Subscription Agreement are referred to in this Prospectus as Eligible Investors.

All prospective investors must complete a Subscription Agreement in which they certify that, among other things, they meet the foregoing requirements and that they will not transfer their Units (or any portion thereof) except in accordance with the LLC Agreement. Existing Members who request to purchase additional Units are required to qualify as Eligible Investors and to complete an additional Subscription Agreement prior to the additional purchase.

Purchasing Units

Units are offered at a price equal to their NAV per Unit, plus a sales load, for purchase as of the first Business Day of each calendar month (previously defined as the “Membership Date”), except that the Fund may offer Units more or less frequently as determined by the Board. Financial intermediaries may, in their sole discretion, reduce or waive the sales load for: (i) customers who participate in wrap fee programs or have other fee-based arrangements with the financial intermediary; (ii) customers who are current officers, trustees, directors or employees of the financial intermediary or one of its affiliates; (iii) customers who have a substantial relationship with the financial intermediary or one of its affiliates (to the extent not covered by (i) or (ii) above); and (iv) orders placed on behalf of customers who have previously invested in the Fund in amounts which, if combined with the new order for Units of the Fund, would qualify the purchaser for a lesser sales load under the schedule of breakpoints set forth in “Plan of Distribution,” above. Investors who are current officers, trustees, directors or employees of the Fund or BlackRock and who purchase Units directly through the Distributor are eligible to purchase Units at NAV without a sales load. Notwithstanding any waiver or reduction pursuant to the foregoing, investors remain subject to eligibility requirements set forth in this Prospectus. Financial intermediaries may impose fees, terms and conditions on their customers’ accounts and investments in the Fund that are in addition to the terms and conditions imposed by the Fund. Investors should direct any questions regarding sales loads to the relevant financial intermediary.

The minimum initial investment from each investor is $50,000, and minimum subsequent subscriptions are $10,000. Additional subscriptions above the applicable minimum amount may be made in whole multiples of $1,000. A financial intermediary may establish higher minimum investment requirements than the Fund.

A prospective investor must submit a completed Subscription Agreement to the financial intermediary through which such investor is purchasing Units at least five Business Days prior to the Membership Date or by such other date as determined by the Fund in its discretion and communicated to the investor. A Member generally may subscribe for additional Units by completing an additional Subscription Agreement, unless otherwise determined by the Advisors. A Subscription Agreement generally requires a Member to provide certain information about itself and to make certain representations, warranties and agreements, including an agreement to indemnify the Fund, the Advisors and the Distributor (the “Fund Parties”) as a result of any misrepresentations made by the Member in the Subscription Agreement. The Fund will rely on, without investigation, a Member’s financial advisor to furnish to it a completed Subscription Agreement (as well as any information required to be provided by the Member pursuant to the Subscription Agreement), and the Fund Parties will not be liable to the Member or any other party for such reliance. In addition, the Fund Parties will have no obligation or responsibility whatsoever for ensuring information contained in the Subscription Agreement concerning the Member is accurate or that any information required to be provided by a Member is accurate or that it is provided to the Fund in a timely manner.

Except as otherwise permitted by the Board, initial and subsequent purchases of Units are payable in cash in one installment. All purchases are subject to immediately available funds in the full amount of the purchase being available in an investor’s account with its financial intermediary at least two Business Days prior to the applicable Membership Date or such other date as the Fund may determine in its discretion and communicate to investors (previously defined as the “Subscription Date”). At the close of business on the Subscription Date, the Fund will either accept or reject an investor’s subscription and, if accepted, the investor’s subscription amount will be credited to the Fund’s account. The investor, however, will not become a Member of the Fund and will have no other rights (including, without limitation, any voting rights) under the Fund’s LLC Agreement until the Membership Date. An investor will become a Member of the Fund, and begin to participate in the Fund’s returns, on the Membership Date. The number of Units to be received by a Member in respect of any subscription will be based on the net asset value of a Unit determined as of the close of business on the last Business Day of the calendar month preceding the Membership Date in respect of such subscription. An investor’s subscription amount will be credited to the Fund’s account on the Subscription Date, although the number of Units denominating the subscription amount may not be determined until approximately 25 days after the Membership Date in respect of such subscription and, in respect of a Member subscribing for additional Units, the investor will not become a Member of the Fund in respect of such additional Units and will have no other rights (including, without limitation, any voting rights) under the Fund’s LLC Agreement in respect of such additional Units until the Membership Date in respect of such additional subscription.

Generally speaking, the Portfolio Funds in which the Fund invests have similar subscription processes as the Fund. For example, a Portfolio Fund will typically require receipt of cleared funds at least several Business Days prior to the date an investor begins participating in the Portfolio Fund’s returns. As such, the subscription process described above, including acceptance by the Fund of a prospective investor’s subscription at least two Business Days prior to the Membership Date, is designed in part to ensure the Fund will be able to invest in Portfolio Funds in a timely manner.

Despite the Subscription Date being at least two Business Days prior to the Membership Date, as discussed above an investor does not become a Member of the Fund and has no other rights (including, without limitation, any voting rights) under the Fund’s LLC Agreement until the Membership Date. Between the time the Fund accepts an investor’s subscription on a Subscription Date, and a Membership Date when the investor becomes a Member of the Fund, such investor will not participate in the Fund’s returns and will be treated as a general unsecured creditor of the Fund with respect to the applicable subscription amount.

Units are being offered only to investors that meet all requirements to invest in the Fund. The Fund reserves the right, in its sole discretion, to reject in whole or in part, any subscription to purchase Units in the Fund at any time and the Board may suspend or terminate the sale of Units at any time. An investor’s subscription for Units, once accepted by the Fund, is irrevocable by the investor and will generally require the investor to maintain its investment in the Fund until such time, if any, as the Fund repurchases the Units in a tender offer. The Board may, in its discretion, cause the Fund to repurchase all of the Units held by a Member if the total value of the Member’s Units, as a result of the Member transferring Units or participating in any repurchase offers, is less than $25,000 or for other reasons as determined by the Board.

Financial intermediaries may also impose fees (subject to compliance with FINRA Rule 2830), terms and conditions on investor accounts and investments in the Fund that are in addition to the fees, terms and conditions set forth in this Prospectus. Such terms and conditions are not imposed by the Fund, the Distributor or any other service provider of the Fund. Any terms and conditions imposed by a financial intermediary, or operational limitations applicable to such parties, may affect or limit a Member’s ability to subscribe for Units, or otherwise transact business with the Fund. Investors should direct any questions regarding terms and conditions applicable to their accounts or relevant operational limitations to the financial intermediary.

Repurchases of Units

No Right of Redemption

No Member or other person holding Units acquired from a Member will have the right to require the Fund to redeem the Units. No public market for Units exists, and none is likely to develop in the future. Consequently, Members may not be able to liquidate their investment other than as a result of repurchases of Units by the Fund, as described below.

Repurchases

The Fund may, from time to time, repurchase Units from its Members in accordance with written tenders by Members at those times, in those amounts, and on such terms and conditions as the Board may determine in its sole discretion. Each such tender offer may be limited and will generally apply to up to 15% of the net assets of the Fund at that time. In this regard, even if the Fund makes a tender offer, there is no guarantee that Members will be able to sell all of the Units that they desire to sell in any particular tender offer. If a tender offer is oversubscribed by Members, the Fund may, consistent with the Exchange Act, decide to repurchase only a pro rata portion of the Units tendered by each Member, or take any other action permitted by the tender offer rules under the Exchange Act and described in the written tender offer notice to Members. Each tender offer will be made and shareholders will be notified in accordance with the requirements of the Exchange Act and the 1940 Act, either by publication or mailing or both. The tender offer documents will contain information prescribed by such laws and the rules and regulations promulgated thereunder.

In determining whether the Fund should offer to repurchase Units from Members, the Board will consider the recommendations of the Advisors as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Advisors currently expect that they will generally recommend to the Board that the Fund offer to repurchase Units from Members quarterly with tender offer Valuation Dates occurring on the last Business Day of March, June, September and December. However, the Fund is not required to conduct tender offers on a quarterly basis or at all and may be less likely to conduct tenders during periods of exceptional market conditions or when Portfolio Funds suspend redemptions. The Fund will require that each tendering Member tender a minimum of $10,000 worth of Units, subject to the Board’s ability to permit a Member to tender a lesser amount in its discretion. The Board has delegated to the Fund’s officers the authority to approve tenders of less than $10,000 worth of Units, subject to periodic reporting to the Board.

A 2.00% early repurchase fee payable to the Fund will be charged to any Member that tenders its Units (or portion thereof) to the Fund unless the Valuation Date for the tender offer is on (or later than) the last Business Day of the month immediately preceding the month in which the one-year anniversary of the Member’s Membership Date in respect of the Units (or portion thereof) falls. For example, if a Member’s Membership Date in respect of Units falls in January of year 1, such Member would be subject to the early repurchase fee if such Units were tendered pursuant to a tender offer with a Valuation Date that occurs on any date or prior to the last Business Day in December of year 1, but would not be subject to the early repurchase fee if such Units were tendered pursuant to a tender offer with a Valuation Date on (or later than) the last Business Day in December of year 1. This early repurchase fee would apply separately to each purchase of Units made by a Member. The purpose of the 2.00% early repurchase fee is to reimburse the Fund for the costs incurred in liquidating securities in the Fund’s portfolio in order to honor the Member’s repurchase request and to discourage short-term investments which are generally disruptive to the Fund’s investment program. If applicable, the early repurchase fee will be deducted from the repurchase proceeds paid to the Member. The Fund may, in its sole discretion, waive the early repurchase fee (a) for tenders where the fee collected from an individual Member would be de minimis as a percentage of the Fund’s net assets on the Valuation Date for the tender offer (e.g., the fee collected would be less than the lesser of 0.005% of the Fund’s net assets on the Valuation Date for the tender offer or $5,000) or (b) in circumstances where a Member can demonstrate that it would suffer severe hardship as a result of paying the early repurchase fee.

In determining whether to accept the Advisors’ recommendation to repurchase Units, the Board may consider the following factors, among others:

(a)	whether any Members have requested to tender Units to the Fund;
(b)	the liquidity of the Fund’s assets (including fees and costs associated with withdrawing from Portfolio Funds);
(c)	the investment plans and working capital and reserve requirements of the Fund;
(d)	the history of the Fund in repurchasing Units;
(e)	the availability and quality of information as to the value of the Fund’s interests in underlying Portfolio Funds;
(f)	the conditions of the securities markets and the economy generally, as well as political, national or international developments or current affairs;
(g)	any anticipated tax or regulatory consequences to the Fund of any proposed repurchases of Units; and
(h)	the recommendations of the Advisors.

The Fund will repurchase Units from Members pursuant to written tenders on terms and conditions that the Board determines, in its sole discretion, to be fair to the Fund and to all Members of the Fund. The value of a Member’s Units that are being repurchased will be equal to their aggregate NAV as of the Valuation Date for the tender offer. When the Board determines that the Fund will repurchase Units, notice will be provided to Members describing the terms of the offer, containing information Members should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Members deciding whether to tender Units during the period that a tender offer is open may obtain the Fund’s most recently calculated NAV per Unit by calling the contact number provided in the Member’s repurchase materials.

Repurchases will be effective as of the end of the Notice Date Period (described below) after receipt and acceptance by the Fund of all eligible written tenders of Units from its Members. Marketable securities used to satisfy an in-kind distribution will be valued in accordance with the LLC Agreement of the Fund and will be distributed to all tendering Members on a proportionate basis. If, however, payments are made in-kind to a tendering Member, such Member may incur tax liability and brokerage costs in converting such securities to cash. The Fund does not impose any charges in connection with repurchases of Units (except for the 2.00% early repurchase fee described above).

From the end of the Notice Date Period, Members whose written tenders of Units have been accepted by the Fund will continue to remain subject to the risk of fluctuations in the net asset value of Units until the Valuation Date. Additionally, Members who receive in-kind payment in respect of their accepted tenders will, after the Valuation Date, remain subject to the risk of fluctuation of the value of such assets received in-kind and, to the extent such assets are Portfolio Funds, to the fees and expenses of each such Portfolio Fund.

In light of liquidity constraints associated with investments in Portfolio Funds and that the Fund may have to effect withdrawals from those funds to pay for Units being repurchased, the Fund expects to employ the following repurchase procedures:

(a)	If the Board elects to offer to repurchase Units in the Fund, the Fund will send each Member a tender offer that explains the terms and conditions of the repurchase. This tender offer will be sent to Members approximately 95 calendar days prior to the Valuation Date for the repurchase, which would generally be expected to be the last Business Day of March, June, September or December. Members will have at least 20 Business Days (usually, approximately 30 calendar days) to notify the Fund that the Member has elected to tender Units to the Fund; thus a Member will generally have to notify the Fund of the Member’s election to tender Units to the Fund between approximately 95 and 65 calendar days prior to the Valuation Date for the repurchase (the “Notice Date Period”). This means, for example, that the Notice Date Period for a tender offer having a December 31 Valuation Date would generally be between September 27 and October 27. Units or portions of them will be valued as described below.
(b)	Immediately after the Notice Date Period, each Member whose Units (or portion of them) have been accepted for repurchase will be bound by the terms of a repurchase instrument (the “Repurchase Instrument”), as set forth in the Fund’s LLC Agreement, entitling the Member to be paid an amount equal to the value, determined as of the Valuation Date for the repurchase, of the repurchased Units.

(c)	The Repurchase Instrument will be un-certificated, non-interest bearing, non-transferable and non-negotiable. A Member who becomes bound by the terms of a Repurchase Instrument (the “Payee”) shall retain all rights, with respect to tendered Units, to inspect the books and records of the Fund and to receive financial and other reports relating to the Fund until the payment date. Except as otherwise provided in the Repurchase Instrument, such Payee shall not be a Member of the Fund and shall have no other rights (including, without limitation, any voting rights) under the Fund’s LLC Agreement. For purposes of calculating the value of the repurchased Units, the amount payable to the Payee will take into account and include all Fund gains, losses and expenses until the Valuation Date for the repurchase. If the Fund is liquidated or dissolved prior to the original Valuation Date for the repurchase, the Valuation Date for the repurchase shall become the date on which the Fund is liquidated or dissolved and the value of the repurchased Units will be calculated in accordance with the foregoing sentence.
(d)	Once bound by the terms of a Repurchase Instrument, an investor will no longer be a Member of the Fund and will not have the rights of a Member, including, without limitation, voting rights.
(e)	Payment in respect of the Repurchase Instrument will be made in two or more installments.
■	An initial payment equal to approximately 90% of the amount required to be paid under such Repurchase Instrument will be made as of the later of (i) any Business Day that is within 45 days after the Valuation Date for the repurchase, or (ii) if the Fund has requested withdrawals of its capital from any Portfolio Funds in order to fund the repurchase of Units, within ten Business Days after the Fund has received at least 90% of the aggregate amount withdrawn from the Portfolio Funds.
■	The balance due under the Repurchase Instrument is generally expected to be paid within 90 days after the Valuation Date for the repurchase and will be subject to adjustment as a result of any corrections to the Fund’s NAV as of the Valuation Date for the repurchase.
■	The Board has discretion to hold back any amount of the balance due under the Repurchase Instrument for longer than the periods described above, but not longer than until promptly after the completion of the annual audit of the Fund’s financial statements for the fiscal year in which the applicable repurchase is effected, with such balance being subject to adjustment as a result of the Fund’s annual audit or as a result of any other corrections to the Fund’s NAV as of the Valuation Date for the repurchase. In the event the Board determines to hold back any such amount of the balance due under the Repurchase Instrument in accordance with the foregoing, such balance, as adjusted in accordance with the foregoing (if applicable), will be paid not later than promptly after the completion of the Fund’s annual audit.
■	No interest will be paid on any amounts. The Repurchase Instrument may be prepaid, without premium, penalty or notice, at any time on or after the Valuation Date for the repurchase. The Fund’s NAV will only be adjusted or corrected as described under the heading “Calculation of Net Asset Value; Valuation.”
(f)	Although the amounts required to be paid by the Fund under the Repurchase Instrument will generally be paid in cash, the Fund may under certain limited circumstances pay all or a portion of the amounts due by an in-kind distribution of securities. The Fund intends to make an in-kind payment only under the limited circumstance where the Fund receives an in-kind distribution from Portfolio Funds of transferable securities that the Fund cannot liquidate itself prior to making the distribution.

If modification of the Fund’s repurchase procedures as described above is deemed necessary to comply with regulatory requirements or otherwise advisable, the Board will to the extent practicable adopt revised procedures reasonably designed to provide Members substantially the same liquidity for Units as would be available under the procedures described above.

In the event that the Advisors or any of their affiliates holds Units in the capacity of a Member, the Units may be tendered for repurchase in connection with any tender offer made by the Fund.

A Member tendering only a portion of its Units for repurchase will be required to continue to hold Units with a value of at least $25,000 after giving effect to the repurchase, subject to the Board’s ability to permit a Member to continue to hold Units in a lesser amount in its discretion. If a Member tenders an amount that would cause the value of its Units in the Fund to fall below the required minimum, the Fund reserves the right to reduce the amount to be repurchased from the Member so the value of the Member’s Units is above the minimum or to repurchase all of the Member’s Units.

Payment for repurchased Units may require the Fund to liquidate portfolio holdings earlier than the Advisors would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase the Fund’s investment-related expenses as a result of higher portfolio turnover rates. Liquidation of portfolio holdings to fund repurchases of Units may also result in the Fund incurring redemption, withdrawal or similar fees charged by one or more Portfolio Funds.

The LLC Agreement grants the Board the authority to repurchase the Units, or any portion of them, of a Member or any person acquiring Units from or through a Member, without consent or other action by the Member or other person, if the Board in its sole discretion determines that:

(a)	the Units had been transferred or vested in any person in violation of the Fund’s LLC Agreement;
(b)	ownership of the Units by a Member or other person is likely to cause the Fund to be in violation of, or subject the Fund to new or additional registration or regulation under the securities, commodities or other laws of the United States or any other relevant jurisdiction;
(c)	continued ownership of the Units by a Member may be harmful or injurious to the business or reputation of the Fund, or may subject the Fund or any Member to an undue risk of adverse tax or other fiscal or regulatory consequences;
(d)	any of the representations and warranties made by a Member or other person in connection with the acquisition of Units was not true when made or has ceased to be true;
(e)	ownership of the Units by the Member would cause the Fund to be subject to additional regulatory or compliance requirements imposed by laws other than the 1933 Act, the Exchange Act or the 1940 Act; or
(f)	if such repurchase would be in the best interest of the Fund, including without limitation in connection with the liquidation or termination of the Fund.

In the event that the Board determines that the Fund should, without the additional consent of the Member, repurchase the Units of such Member, or any person acquiring Units from or through the Member, such repurchases will be subject to the following repurchase procedures unless otherwise determined by the Board from time to time:

(a)	Units (or portions thereof) will be valued in accordance with the Fund’s valuation and liquidity procedures as of the “Compulsory Repurchase Valuation Date” (which date, unless otherwise determined by the Board, shall be the last Business Day of the quarter in which the Fund intends to repurchase the Units);
(b)	Promptly after the Board determines that the Fund should repurchase the Units of a Member, or any person acquiring Units from or through a Member, pursuant to the authority granted in the LLC Agreement, the Fund will give to such person whose Units (or portion thereof) have been called for repurchase (a “Compulsorily Repurchased Member”) notice of the Fund’s intent to repurchase the Units, which will contain an effective date upon which such Compulsorily Repurchased Member will cease to be a Member of the Fund and the expected Compulsory Repurchase Valuation Date for such Units;
(c)	On the effective date set forth in the notice to the Compulsorily Repurchased Member, the Compulsorily Repurchased Member will cease to be a Member and will be bound by the terms of a repurchase instrument (the “Compulsory Repurchase Instrument”), as set forth in the Fund’s LLC Agreement, entitling the Compulsorily Repurchased Member to be paid an amount equal to the value, determined as of the Compulsory Repurchase Valuation Date, of the repurchased Units; and
(d)	The Compulsory Repurchase Instrument will be un-certificated, non-interest bearing, nontransferable and non-negotiable. A Member who becomes bound by the terms of a Compulsory Repurchase Instrument (the “Compulsory Repurchase Instrument Payee”) shall retain all rights, with respect to compulsorily repurchased Units, to inspect the books and records of the Fund and to receive financial and other reports relating to the Fund until the payment date. Except as otherwise provided in the Compulsory Repurchase Instrument, such Compulsory Repurchase Instrument Payee shall not be a Member of the Fund and shall have no other rights (including, without limitation, any voting rights) under the Fund’s LLC Agreement. For purposes of calculating the value of the repurchased Units, the amount payable to the Compulsory Repurchase Instrument Payee will take into account and include all Fund gains, losses and expenses until the Compulsory Repurchase Valuation Date. If the Fund is liquidated or dissolved prior to the original Compulsory Repurchase Valuation Date, the Compulsory Repurchase Valuation Date shall become the date on which the Fund is liquidated or dissolved and the value of the repurchased Units will be calculated in accordance with the foregoing sentence.
(e)	Payment in respect of the Compulsory Repurchase Instrument will be made in two or more installments.

■	An initial payment equal to approximately 90% of the amount required to be paid under such Compulsory Repurchase Instrument will be made as of the later of (i) any Business Day that is within 45 days after the Compulsory Repurchase Valuation Date, or (ii) if the Fund has requested withdrawal of its capital from one or more Portfolio Funds in order to fund the repurchase of Units, within ten Business Days after the Fund has received at least 90% of the aggregate amount withdrawn from such Portfolio Funds.
■	The balance due under the Compulsory Repurchase Instrument is generally expected to be paid within 90 days after the Compulsory Repurchase Valuation Date and will be subject to adjustment as a result of any corrections to the Fund’s NAV as of the Compulsory Repurchase Valuation Date.
■	The Board has discretion to hold back any amount of the balance due under the Compulsory Repurchase Instrument for longer than the periods described above, but not longer than until promptly after the completion of the annual audit of the Fund’s financial statements for the fiscal year in which the applicable repurchase is effected, with such balance being subject to adjustment as a result of the Fund’s annual audit or as a result of any other corrections to the Fund’s NAV as of the Compulsory Repurchase Valuation Date. In the event the Board determines to hold back any such amount of the balance due under the Compulsory Repurchase Instrument in accordance with the foregoing, such balance, as adjusted in accordance with the foregoing (if applicable), will be paid not later than promptly after the completion of the Fund’s annual audit.
■	No interest will be paid on any amounts. The Compulsory Repurchase Instrument may be prepaid, without premium, penalty or notice, at any time on or after the Compulsory Repurchase Valuation Date. The Fund’s NAV will only be adjusted or corrected as described under the heading “Calculation of Net Asset Value; Valuation.”

Transfers of Units

A Member may not directly or indirectly pledge, assign, sell, hypothecate, exchange, transfer or otherwise dispose of legal or beneficial ownership (including without limitation through any swap, structured note or any other derivative transaction) of all or any of its Units, including, without limitation, any portion of a Unit (such as a right to distributions), to any person (collectively a “Transfer” and each a “Transferee”), except for a Transfer that is effected solely by operation of law as the result of the death, divorce, bankruptcy, insolvency, adjudication of incompetence, dissolution, merger, reorganization or termination of such Member or otherwise or a Transfer that is effected with the express written consent of the Board, which consent may be withheld in its sole and absolute discretion. Any permitted Transferee will be bound by the Fund’s LLC Agreement and the agreements contained in the Fund’s Subscription Agreement without any action on their part.

No assignee, purchaser or Transferee may be admitted as a substitute Member, except with the written consent of the Board, which consent may be given or withheld in its sole and absolute discretion. Any Transferee who has obtained Units by operation of law as described above must submit written documentation that adequately evidences such death, divorce, bankruptcy, insolvency, adjudication of incompetence, dissolution, merger, reorganization or termination of such Member having taken place, and the determination as to the adequacy of such documentation may be made by the Board in its sole and absolute discretion. In this regard, the Board may refuse to admit a Transferee who has obtained such Units by operation of law as described above as a substitute Member of the Fund and may effect a compulsory repurchase of such Units in accordance with the terms of the LLC Agreement. Notwithstanding the foregoing, the LLC Agreement permits Members to hold Units in a collateral account with a financial intermediary.

Any Transfer made or purported to be made that is in violation of the Fund’s LLC Agreement shall be void and of no effect. To the extent any Member, Transferee or successor Member is purported to have transferred any economic interest in the Fund in violation of the Fund’s LLC Agreement, the Fund shall not recognize such action and the Board may terminate all or any part of the Units of such Member, Transferee or successor Member at no value or such value as the Board determines in its sole and absolute discretion and the Member, Transferee or successor Member will forfeit all or such portion of its Units in connection with such termination as determined by the Advisor in connection therewith.

With respect to a Repurchase Instrument or a Compulsory Repurchase Instrument, a Member may not Transfer all or any portion of the Repurchase Instrument or the Compulsory Repurchase Instrument to any person, except for a Transfer that is effected solely by operation of law as the result of the death, divorce, bankruptcy, insolvency, adjudication of incompetence, dissolution, merger, reorganization or termination of such Member or otherwise or a Transfer that is effected with the express written consent of the Board, which consent may be given or withheld in the Board’s sole and absolute discretion and any such permitted Transferee shall become automatically subject to and bound by the terms of the Repurchase Instrument or Compulsory Repurchase Instrument, as the case may be, without any action on their part.

The Board has delegated its decision making authority on Transfers, subject to all Transfers being in compliance with the 1940 Act, to officers of the Fund and the Advisors. However, such delegation is subject to revocation by the Board at any time.

Outstanding Securities of the Fund

The following table sets forth information related to each class of authorized securities for the Fund as of July 1, 2014 (excluding fractional Units).

Title of Class	Amount Authorized	Amount Held by Fund for its Account	Amount Outstanding Exclusive of Amount Held for Fund’s Own Account
Limited Liability Company Units	Unlimited	None

Calculation of Net Asset Value; Valuation

The Fund will calculate its NAV as of the close of business on the last Business Day of each calendar month, within approximately 25 calendar days after the last Business Day of such month, and at such other times as the Board may determine, including in connection with repurchases of Units, in accordance with the procedures described below (each such day, a “Valuation Date”).

The NAV of the Fund will equal the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses. The NAV per Unit equals the NAV of the Fund divided by the number of its outstanding Units. The value of the assets of the Fund will depend on the value of its share of the Portfolio Funds or other investments in which the Fund invests.

Fair Value

When market quotations are not readily available (such as is the case for interests in Portfolio Funds) or are believed by BlackRock to be unreliable, the Fund’s investments are valued at fair value (“Fair Value Assets”). Fair Value Assets are valued by BlackRock in accordance with procedures approved by the Board. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its complete lack of trading, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable (e.g., where it varies significantly from a recent trade, or no longer reflects the fair value of the security or other asset or liability subsequent to the most recent market quotation), where the security or other asset or liability is only thinly traded or due to the occurrence of a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BlackRock determines, in its business judgment prior to or at the time of pricing the Fund’s assets or liabilities, that it is likely that the event will cause a material change to the last exchange closing price or closing market price of one or more assets or liabilities held by the Fund. On any date the NYSE is open and the primary exchange on which a foreign asset or liability is traded is closed, such asset or liability will be valued using the prior day’s price, provided that BlackRock is not aware of any significant event or other information that would cause such price to no longer reflect the fair value of the asset or liability, in which case such asset or liability would be treated as a Fair Value Asset. For certain foreign securities, a third-party vendor supplies evaluated, systematic fair value pricing based upon the movement of a proprietary multi-factor model after the relevant foreign markets have closed. This systematic fair value pricing methodology is designed to correlate the prices of foreign securities following the close of the local markets to the price that might have prevailed as of the Fund’s pricing time. For Portfolio Funds, BlackRock’s valuation process is described in the following subsection.

BlackRock, with input from the BlackRock Portfolio Management Group, will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to BlackRock’s Valuation Committee. The Valuation Committee may accept, modify or reject any recommendations. In addition, the Fund’s accounting agent periodically endeavors to confirm the prices it receives from all third party pricing services, index providers and broker-dealers, and, with the assistance of BlackRock, to regularly evaluate the values assigned to the securities and other assets and liabilities held by the Fund. The pricing of all Fair Value Assets is subsequently reported to and ratified by the Board or a Committee thereof.

When determining the price for a Fair Value Asset, the BlackRock Valuation Committee (or the Pricing Group) shall seek to determine the price that the Fund might reasonably expect to receive from the current sale of that asset or liability in an arm’s-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. Fair value determinations shall be based upon all available factors that the Valuation Committee (or the Pricing Group) deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models.

Fair value represents a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or repurchase of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

The Fund’s annual audited financial statements, which are prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”), follow the requirements for valuation set forth in Financial Accounting Standards Board Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”), which defines and establishes a framework for measuring fair value under US GAAP and expands financial statement disclosure requirements relating to fair value measurements.

Generally, ASC 820 and other accounting rules applicable to investment companies and various assets in which they invest are evolving. Such changes may adversely affect the Fund. For example, the evolution of rules governing the determination of the fair market value of assets or liabilities to the extent such rules become more stringent would tend to increase the cost and/or reduce the availability of third-party determinations of fair market value. This may in turn increase the costs associated with selling assets or affect their liquidity due to the Fund’s inability to obtain a third-party determination of fair market value.

Valuation of Portfolio Funds

In valuing interests in Portfolio Funds, the Advisor, under the supervision of the Board, considers all relevant information to determine the price that the Fund might reasonably expect to receive from the current sale (or redemption in the case of a Portfolio Fund whose interests carry redemption rights) of the interest in the Portfolio Fund in an arms’ length transaction. Managers of Portfolio Funds or their respective administrators typically provide unaudited Portfolio Fund valuations monthly. It is anticipated that these unaudited values will be prepared in accordance with US GAAP and will, in effect, be the fair value of the Portfolio Funds’ assets less such Portfolio Funds’ liabilities. In some cases, estimated unaudited values are provided before actual unaudited values. The Advisor will rely primarily on such estimated unaudited values or actual unaudited values, to the extent they are the most reliable and relevant indication of value of interests in Portfolio Funds. The Advisor will give weight to such valuations and other factors and considerations set forth below and in the Valuation Procedures as deemed appropriate in each case.

For most Portfolio Fund interests, the Advisor anticipates that valuations will be based primarily on the estimated unaudited values or actual unaudited values, as applicable, that are provided by the Portfolio Funds or their respective administrators. In instances where unaudited estimates or actual unaudited values may not be available within 25 calendar days, or where such unaudited estimates or actual unaudited values are not deemed appropriate (as further discussed below), additional factors that may be relevant in determining the value of an interest in a Portfolio Fund, in addition to those other factors and considerations set forth in the Valuation Procedures, include (1) changes in the valuation of hedge fund indices, (2) publicly available information regarding a Portfolio Fund’s underlying portfolio companies or investments, (3) the price at which recent subscriptions and redemptions of such Portfolio Fund interests were offered, (4) relevant news and other sources, (5) significant market events and (6) information provided to the Advisor or the Fund by a Portfolio Fund, or the failure to provide such information as agreed to in the Portfolio Fund’s offering materials or other agreements with the Fund.

As part of the Advisor’s due diligence process, the Advisor will, prior to investing in a Portfolio Fund on behalf of the Fund, and periodically thereafter, assess each Portfolio Fund’s valuation policies and procedures for appropriateness in light of the Fund’s obligation to value its assets under the 1940 Act and pursuant to US GAAP for investment companies and assess the overall reasonableness of the information provided by the Portfolio Funds. This may include, but will not necessarily be limited to, the following processes: (1) comparison between unaudited estimates and the final unitized value provided by the Portfolio Funds with documentation on variances exceeding a pre-determined threshold, (2) due diligence questionnaires and communications with the Portfolio Funds, (3) review of annual audited financial statements of the Portfolio Funds, and/or (4) other measures deemed appropriate under the circumstances. As part of this assessment, the Advisor may also evaluate, among other things, a Portfolio Fund’s practices in respect of creating “side pockets” and such Portfolio Fund’s valuation policies and procedures in respect of any such “side pockets.” The Advisor will also review any other information available to it, including reports by independent auditors, fund administrators, if any, and/or other third parties.

Additionally, the Fund will only invest in Portfolio Funds that comply with US GAAP and that provide annual audited financial statements.

In circumstances where, taking into account the factors and considerations set forth above and in the Valuation Procedures, the Advisor has reason to believe that a value provided by a Portfolio Fund is not the most reliable and relevant indication of the value of an interest in the Portfolio Fund, the Advisor may adjust such reported value to reflect the fair value of the interest in the Portfolio Fund. Likewise, in circumstances where a Portfolio Fund does not provide a valuation as contemplated above, the factors and considerations set forth above and in the Valuation Procedures may be the only indicators of the value of an interest in a Portfolio Fund and the Advisor will use such factors, together with other valuation methodologies set forth in the Valuation Procedures that may be relevant, to estimate the fair value of its interest in such a Portfolio Fund. In circumstances where the Advisor determines to adjust the values reported by Portfolio Funds, or in circumstances where Portfolio Funds do not provide valuations as contemplated above, such valuations will be subject to review and approval by the Valuation Committee.

Although the Valuation Procedures approved by the Board provide that the Advisor may rely primarily on the valuations provided by the Managers or their administrators, neither the Valuation Committee nor the Advisors will be able to confirm independently the accuracy of any unaudited valuations provided thereby. For a description of certain risks related to the valuation of Portfolio Funds, see “General Risks — Risks Related to Portfolio Funds — Portfolio Valuation.”

The valuations reported by the Managers of the Portfolio Funds, upon which the Fund primarily relies in calculating its month-end NAV and NAV per Unit, may be subject to later adjustment, based on information reasonably available at that time. The Fund will pay repurchase proceeds, as well as calculate management and other fees, on the basis of net asset valuations determined using the best information available as of the applicable Valuation Date. In the event that a Portfolio Fund, in accordance with its valuation procedures, subsequently corrects, revises or adjusts an unaudited estimated or final value that was properly relied upon by the Fund, the Fund will generally not make any retroactive adjustments to its NAV, or to any amounts paid based upon such NAV, to reflect a revised valuation. If, after the Fund pays repurchase proceeds, one or more of the valuations used to determine the NAV on which the repurchase payment is based are revised, the repurchasing Members (if the valuations are revised upward) or the remaining Members (if the valuations are revised downwards) will bear the risk of such revisions. A repurchasing Member will neither receive distributions from, nor will it be required to reimburse, the Fund in such circumstances. This may have the effect of diluting or increasing the economic interest of other Members. Such adjustments or revisions, whether increasing or decreasing the NAV at the time they occur, because they relate to information available only at the time of the adjustment or revision, will not affect the amount of the repurchase proceeds received by Members who had their Units repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from Managers or revisions to the NAV of a Portfolio Fund adversely affect the Fund’s NAV, the outstanding Units of the Fund will be adversely affected by prior repurchases to the benefit of Members who had their Units repurchased at a NAV per Unit higher than the adjusted amount. Conversely, any increases in the NAV per Unit resulting from such subsequently adjusted valuations will be entirely for the benefit of the holders of the outstanding Units and to the detriment of Members who previously had their Units repurchased at a NAV per Unit lower than the adjusted amount. New Members, as well as Members purchasing additional Units, may be affected in a similar way because the same principles apply to the subscription for Units. See “General Risks — Risks Related to Portfolio Funds — Portfolio Valuation.”

Valuation of Securities

To the extent the Fund invests directly in securities other than interests in Portfolio Funds, the Fund will generally value such assets as described below.

Equity Investments. Equity securities traded on a recognized securities exchange (e.g., NYSE), separate trading boards of a securities exchange or through a market system that provides contemporaneous transaction pricing information (an “Exchange”) are valued via independent pricing services generally at the Exchange closing price or if an Exchange closing price is not available, the last traded price on that Exchange prior to the time as of which the assets or liabilities are valued, however, under certain circumstances other means of determining current market value may be used. If an equity security is traded on more than one Exchange, the current market value of the security where it is primarily traded generally will be used. In the event that there are no sales involving an equity security held by the Fund on a day on which the Fund values such security, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such security. If the Fund holds both long and short positions in the same security, the last bid price will be applied to securities held long and the last ask price will be applied to securities sold short. If no bid or ask price is available on a day on which the Fund values such security, the prior day’s price will be used, unless BlackRock determines that such prior day’s price no longer reflects the fair value of the security, in which case such asset would be treated as a Fair Value Asset.

Fixed Income Investments. Fixed income securities for which market quotations are readily available are generally valued using such securities’ most recent bid prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by the Board. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Advisors determine such method does not represent fair value. Loan participation notes are generally valued at the mean of the last available bid prices from one or more brokers or dealers as obtained from independent third-party pricing services. Certain fixed income investments including asset-backed and mortgage-related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Fixed income securities for which market quotations are not readily available may be valued by third-party pricing services that make a valuation determination by securing transaction data (e.g., recent representative bids), credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

Options, Futures, Swaps and Other Derivatives. Exchange-traded equity options for which market quotations are readily available are valued at the mean of the last bid and ask prices as quoted on the Exchange or the board of trade on which such options are traded. In the event that there is no mean price available for an exchange traded equity option held by the Fund on a day on which the Fund values such option, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such option. If no bid or ask price is available on a day on which the Fund values such option, the prior day’s price will be used, unless BlackRock determines that such prior day’s price no longer reflects the fair value of the option in which case such option will be treated as a Fair Value Asset. OTC derivatives may be valued using a mathematical model which may incorporate a number of market data factors. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price or settle price as of the close of such exchanges. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the valuation procedures approved by the Board.

Certain Underlying Funds. Shares of underlying registered open-end funds are valued at NAV. Shares of underlying registered exchange-traded closed-end funds or other registered exchange-traded funds will be valued at their most recent closing price.

General Valuation Information. In determining the market value of portfolio investments, the Fund may employ independent third party pricing services, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Fund’s books at their face value.

Prices obtained from independent third party pricing services, broker-dealers or market makers to value the Fund’s securities and other assets and liabilities are based on information available at the time the Fund values its assets and liabilities. In the event that a pricing service quotation is revised or updated subsequent to the day on which the Fund valued such security, the revised pricing service quotation generally will be applied prospectively. Such determination shall be made considering pertinent facts and circumstances surrounding such revision.

In the event that application of the methods of valuation discussed above result in a price for a security which is deemed not to be representative of the fair market value of such security, the security will be valued by, under the direction of or in accordance with a method specified by the Board as reflecting fair value. All other assets and liabilities (including securities for which market quotations are not readily available) held by the Fund (including restricted securities) are valued at fair value as determined in good faith by the Board or by BlackRock (its delegate). Any assets and liabilities which are denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange.

Annual Distributions

The Fund intends to distribute all of its net investment income to Members as of the last calendar day of each calendar year (an “Annual Distribution”). Annual Distributions will be made to each Member pro rata based on the number of Units held by such Member and will be net of Fund expenses. To maintain its qualification for taxation as a “regulated investment company” for U.S. federal income tax purposes, the Fund is required to distribute for each taxable year at least 90% all of its net investment income. All net realized capital gains, if any, will be distributed at least annually to Members. Units are issued and outstanding from the initial closing date (or other date on which Units are issued by the Fund) to the date, if any, on which such Units are repurchased by the Fund.

Dividend Reinvestment Plan

Unless the registered owner of Units elects to receive cash by contacting the Plan Administrator, all dividends declared for a Member’s Units in the Fund will be automatically reinvested by The Bank of New York Mellon (the “Plan Administrator”), administrator for Members in administering the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional Units of the Fund. Members who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the Member of record (or, if the Units are held in street or other nominee name, then to such nominee) by The Bank of New York Mellon, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting The Bank of New York Mellon, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Units of the Fund for you. If you wish for all dividends declared on your Units of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each Member under the Plan in the same name in which such Member’s Units are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Units. The Units will be acquired by the Plan Administrator for the participants’ accounts through receipt of additional unissued but authorized Units from the Fund (“Newly Issued Units”).

The Plan Administrator will invest the Dividend amount in Newly Issued Units on behalf of the participants. The number of Newly Issued Units to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Unit as of the last Business Day of the calendar month in which the payment date occurs. Units will be issued to Plan participants in accordance with the Fund’s regular monthly subscription cycle as described herein.

The Plan Administrator will maintain all Members’ accounts in the Plan and furnish written confirmation of all transactions in the accounts, including information needed by Member for tax records. Units in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each Member proxy will include those Units received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for Units held under the Plan in accordance with the instructions of the participants.

In the case of Members such as banks, brokers or nominees which hold Units for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Units certified from time to time by the record Member’s name and held for the account of beneficial owners who participate in the Plan.

There will be no charges with respect to Units issued directly by the Fund as a result of dividends or capital gains distributions payable either in Units or in cash. The Plan Administrator’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See “Certain U.S. Federal Income Tax Considerations.”

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Administrator at BNY Mellon Alternative Investments, c/o Investor Services, 400 Bellevue Parkway, 2nd Floor (19C-0204), Wilmington, DE 19809; or by calling 1-866-211-4521.

Certain U.S. Federal Income Tax Considerations

The following discussion is a general summary of certain U.S. federal income tax consequences to persons who purchase Units pursuant to this offering. The discussion is based upon the Internal Revenue Code of 1986, as amended, Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion does not address all of the tax consequences that may be relevant to a particular investor or to investors subject to special treatment under U.S. federal income tax laws (including investors subject to the alternative minimum tax). This discussion is limited to investors who hold their Units as capital assets (generally, for investment). No ruling has been or will be sought from the IRS regarding any matter discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. Prospective investors must consult their own tax advisors as to the U.S. federal income tax consequences (including the alternative minimum tax consequences) of acquiring, holding and disposing of Units, as well as the effects of state, local and non-U.S. tax laws.

A “U.S. holder” is a beneficial owner of Units that is for U.S. federal income tax purposes:

■	a citizen or individual resident of the United States;
■	a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;
■	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
■	a trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

A “Non-U.S. holder” is a beneficial owner of Units that is not a partnership and is not a U.S. holder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Units, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A partner in a partnership holding Units should consult its tax advisors with respect to the purchase, ownership and disposition of our Units.

Taxation as a RIC

The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code. As a RIC, the Fund will generally not have to pay corporate level U.S. federal income taxes on any ordinary income or capital gains that the Fund distributes to holders of Units as dividends for U.S. federal income tax purposes. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to obtain RIC tax treatment, the Fund must distribute to holders of Units, for each taxable year, at least 90% of the Fund’s “investment company taxable income” (determined without regard to the dividends paid deduction), which is generally the Fund’s ordinary income plus the excess of net short-term capital gains over net long-term capital losses (the “Annual Distribution Requirement”).

If the Fund qualifies as a RIC and satisfies the Annual Distribution Requirement, then the Fund will not be subject to U.S. federal income tax on the portion of the Fund’s investment company taxable income and net capital gain (i.e., net long-term capital gains in excess of net short-term capital losses) the Fund distributes to holders of Units with respect to that year. The Fund will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to holders of Units.

The Fund will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income of RICs unless the Fund distributes in a timely manner an amount at least equal to the sum of (1) 98% of the Fund’s ordinary income for each calendar year, (2) 98.2% of the Fund’s capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years (the “Excise Tax Avoidance Requirement”). The Fund will not be subject to excise taxes on amounts on which the Fund is required to pay corporate income taxes (such as retained net capital gains).

In order to qualify as a RIC for U.S. federal income tax purposes, the Fund must, among other things:

■	be registered under the 1940 Act as a management company at all times during each taxable year;

■	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities or foreign currencies, or other income derived with respect to our business of investing in such stock or securities or foreign currencies, and net income derived from an interest in a “qualified publicly traded partnership” (as defined in the Code) (the “90% Income Test”); and
■	diversify its holdings so that at the end of each quarter of the taxable year:
■	at least 50% of the value of the Fund’s assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s assets or more than 10% of the outstanding voting securities of the issuer; and
■	no more than 25% of the value of the Fund’s assets is invested (1) in the securities, other than U.S. Government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by the Fund and that are engaged in the same or similar or related trades or businesses or (2) in securities of one or more qualified publicly traded partnerships (the “Diversification Tests”).

The Fund may be required to recognize taxable income in circumstances in which the Fund does not receive cash. For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount, the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Fund in the same taxable year. In addition, as described below, the Fund may be deemed to receive taxable income with respect to its investments in “passive foreign investment companies” without a corresponding receipt of cash. In these and other circumstances, the Fund may be required to make a distribution to holders of Units in order to satisfy the Annual Distribution Requirement, even though the Fund will not have received any corresponding cash amount.

The Fund is authorized to borrow funds and to sell assets in order to satisfy the Annual Distribution Requirement. However, under the 1940 Act, the Fund is not permitted to make distributions to holders of Units while its debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Borrowing by the Fund.” Moreover, the Fund’s ability to dispose of assets to meet the Annual Distribution Requirements may be limited by (1) the illiquid nature of the Fund’s portfolio and/or (2) other requirements relating to the Fund’s status as a RIC, including the Diversification Tests. If the Fund disposes of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, the Fund may make such dispositions at times that, from an investment standpoint, are not advantageous.

If the Fund fails to satisfy the Annual Distribution Requirement or otherwise fails to qualify as a RIC in any taxable year (for example, because the Fund fails the 90% Income Test described above), the Fund will be subject to tax in that year on all of its taxable income at regular corporate rates, regardless of whether the Fund makes any distributions to holders of Units, reducing the amount available to be distributed to holders of Units. The Fund would not be able to deduct distributions to holders of Units, nor would they be required to be made. Distributions would generally be taxable to individual and other non-corporate taxable holders of Units as “qualified dividend income” eligible for the reduced maximum rate to the extent of the Fund’s current and accumulated earnings and profits, provided certain holding period and other requirements are met. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a tax-free return of capital to the extent of the holder’s adjusted tax basis in the Units (reducing that basis accordingly), and any remaining distributions would be treated as a capital gain. Moreover, if the Fund fails to qualify as a RIC in any year, to qualify again to be taxed as a RIC in a subsequent year, the Fund would be required to distribute to holders of Units its earnings and profits attributable to non-RIC years. In addition, if the Fund failed to qualify as a RIC for a period greater than two taxable years, then the Fund would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a RIC in a subsequent year.

Certain of the Fund’s investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect when taxable income must be recognized or the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test. The Fund intends to monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

The Fund anticipates that substantially all of the Portfolio Funds in which it invests will be treated as “passive foreign investment companies” (“PFICs”) for U.S. federal income tax purposes. In general, a PFIC is any foreign corporation if (i) 75% or more of its gross income for the taxable year consists of passive income or (ii) 50% or more of its assets for the taxable year consists of assets that produce, or are held for the production of, passive income.

The Fund intends to elect to mark to market its PFIC stock and include in income any resulting gain or loss (a “Mark-to-Market Election”) for those PFICs in which it invests. If the Fund makes a Mark-to-Market Election with respect to a PFIC, the Fund will be deemed to have sold the shares of that PFIC as of the last day of the Fund’s taxable year. Accordingly, the Fund will generally (i) include in gross income the excess, if any, of the fair market value of its PFIC shares as of the end of the Fund’s taxable year over the adjusted tax basis of such PFIC shares and (ii) deduct as a loss the excess, if any, of the adjusted tax basis of the PFIC shares over the fair market value of such PFIC shares as of the end of the Fund’s taxable year, but only to the extent of any net (i.e., unreversed) mark-to-market gains included in the Fund’s gross income for prior taxable years. The Fund’s adjusted tax basis in the shares it owns in the PFIC will be increased to reflect any such recognized gain and decreased to reflect any such recognized losses. All of such gain or loss will be treated as ordinary income or ordinary loss (as the case may be) in the hands of the Fund. Moreover, any gain from the Fund’s actual sale of PFIC shares with respect to which the Fund has made a Mark-to-Market Election will be treated as ordinary income in the Fund’s hands. Thus, the Fund cannot generate long-term capital gains with respect to PFIC shares for which the Fund has made a Mark-to-Market Election.

The Fund will recognize such mark-to-market income regardless of whether the PFIC has made any distributions to the Fund, and such income will constitute investment company taxable income subject to the Annual Distribution Requirement described above. The Fund intends to borrow funds or to redeem a sufficient amount of its investments so that it has sufficient cash to maintain its qualification as a RIC and minimize U.S. federal income and excise taxes. No assurance, however, can be given in this regard.

As noted above, any mark-to-market losses the Fund recognizes with respect to its investments in PFICs will be treated as ordinary losses. Any loss from the Fund’s actual sale of PFIC shares with respect to which the Fund has made a mark-to-market election will be treated as ordinary loss to the extent of any net (i.e., unreversed) mark-to-market gains included in the Fund’s gross income for prior taxable years with respect to such PFIC shares, and the balance of such loss (if any) will generally be treated as a capital loss. The Fund, however, would not likely get the benefit of any such capital loss, as a capital loss can only be used to offset a capital gain, and the Fund will not, under the Mark-to-Market Election rules, generate any capital gains with respect to its PFIC shares. Although a RIC is permitted to carry forward a net capital loss, a RIC is not permitted to carry forward a net operating loss. Accordingly, to the extent any mark-to-market PFIC losses, including losses from the Fund’s actual sales of PFIC shares, create or increase a net operating loss of the Fund for a given taxable year, the Fund will not realize any tax benefit from such PFIC losses because the Fund will not be allowed to carry forward such PFIC losses to offset taxable income in future taxable years. In addition, the Fund will be required to reduce its adjusted tax basis in its PFIC shares by the amount of mark-to-market PFIC losses even if the Fund realizes no tax benefit from such mark-to-market PFIC losses, which would be the case if such mark-to-market PFIC losses create or increase a net operating loss of the Fund. In this situation, the Fund’s future gross income will be increased (or its future loss will be decreased) by reason of any reduction of the Fund’s adjusted tax basis in its PFIC shares for such unusable mark-to-market PFIC losses. Thus, unusable mark-to-market PFIC losses and unusable losses from the Fund’s actual sales of PFIC shares produce the adverse tax result of double taxation to the Fund and thus holders of its Units.

Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of the Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund may elect for U.S. federal income tax purposes to treat foreign income taxes paid by it as paid by holders of its Units. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If the Fund were to make such an election, holders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income tax liability. A taxpayer’s ability to use a foreign tax deduction or credit is subject to limitations under the Code. Shortly after any year for which it makes such an election, the Fund will report to holders of its Units the amount per share of such foreign income tax that must be included in each shareholder’s gross income and the amount that may be available for the deduction or credit.

The remainder of this discussion assumes that the Fund qualifies as a RIC and has satisfied the Annual Distribution Requirement.

Taxation of U.S. Holders

Distributions by the Fund (including distributions automatically reinvested in additional Units) are taxable to U.S. holders as dividends to the extent of the Fund’s current or accumulated earnings and profits. In general, all dividends paid by the Fund will be taxed as ordinary income subject to the highest marginal U.S. federal income tax rates. Thus, Fund dividends will not be eligible for any of the reduced or favorable U.S. federal income tax rates applicable to capital gain dividends or “qualified dividend income” and will not be eligible for the dividends received deduction for corporations.

Distributions in excess of the Fund’s earnings and profits first will reduce a U.S. holder’s adjusted tax basis in such holder’s Units and, after the adjusted tax basis is reduced to zero, will constitute capital gains to such U.S. holder.

Because (i) the Fund anticipates that substantially all of the Portfolio Funds in which it invests will be treated as PFICs and (ii) the Fund will recognize taxable income (or loss) on a mark-to-market (i.e., deemed sale) basis in respect of its PFIC shares, holders of Units will generally receive ordinary income distributions in respect of their Units each year if and to the extent the Fund has any net appreciation in all of its PFIC shares at the end of a taxable year of the Fund regardless of whether the Fund has actually sold any of its PFIC shares. As a result, holders of Units may recognize taxable income earlier than they would otherwise had no Mark-to-Market Election been made by the Fund. In addition, holders of Units may be subject to the adverse tax result of double taxation caused by unusable PFIC losses, as described in “Taxation as a RIC” above.

For purposes of determining whether the Annual Distribution Requirement is satisfied for any year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the U.S. holders will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to holders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been paid by the Fund and received by its U.S. holders on December 31 of the year in which the dividend was declared.

A U.S. holder will generally recognize taxable gain or loss if the holder sells or otherwise disposes of his, her or its Units, including in a repurchase. The gain or loss will be measured by the difference between the amount realized on the disposition and the holder’s tax basis in his, her or its Units. Any gain or loss arising from such sale or disposition generally will be treated as long-term capital gain or loss if the holder has held his, her or its Units for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, all or a portion of any loss recognized upon a disposition of our Units may be disallowed if other Units are acquired within 30 days before or after the disposition, in which case the basis of the Units acquired will be adjusted to reflect the disallowed loss.

In general, individual and other non-corporate U.S. taxable holders are currently subject to a reduced maximum U.S. federal income tax rate on their net capital gain, i.e., the excess of net long-term capital gain over net short-term capital loss for a taxable year, including any long-term capital gain derived from an investment in Units. Corporate U.S. holders currently are subject to federal income tax on net capital gain at the rates applied to ordinary income. There are a number of statutory limitations on the deductibility of capital losses.

Certain non-corporate U.S. holders whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on dividend and other investment income, including dividends received from the Fund and capital gains from the sale or other disposition of Units.

The Fund will send to each of its U.S. holders, as promptly as possible after the end of each calendar year, a notice detailing, on a per Unit and per distribution basis, the amounts includible in such U.S. holder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the reduced maximum rate). Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. holder’s particular situation.

The Fund may be required to withhold U.S. federal income tax (“backup withholding”) from all taxable distributions to any U.S. holder (1) who fails to furnish the Fund with a correct taxpayer identification number or a certificate that such holder is exempt from backup withholding or (2) with respect to whom the IRS notifies the Fund that such holder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. holder’s U.S. federal income tax liability and may entitle such holder to a refund, provided that proper information is timely provided to the IRS.

Taxation of Non-U.S. Holders

Whether an investment in Units is appropriate for a Non-U.S. holder will depend upon that person’s particular circumstances. An investment in the Units by a Non-U.S. holder may have adverse tax consequences. Non-U.S. holders should consult their tax advisors before investing in Units.

Distributions of the Fund’s “investment company taxable income” to Non-U.S. holders (including distributions automatically reinvested in additional Units) will generally be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of the Fund’s current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. holder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, in which case the distributions will be subject to federal income tax at the rates applicable to U.S. holders, and the Fund will not be required to withhold U.S. federal tax if the Non-U.S. holder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. holder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

Gains realized by a Non-U.S. holder upon the sale of Units will generally not be subject to U.S. federal withholding tax or U.S. federal income tax unless the gains are effectively connected with a U.S. trade or business of the Non-U.S. holder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. holder in the United States.

After June 30, 2014, withholding at a rate of 30% will be required on dividends in respect of, and after December 31, 2016, withholding at a rate of 30% will be required on gross proceeds from the sale of, Units held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Secretary of the Treasury to report, on an annual basis, information with respect to shares in, and accounts maintained by, the institution to the extent such shares or accounts are held by certain United States persons or by certain Non-U.S. entities that are wholly or partially owned by United States persons and to withhold on certain payments. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify these requirements. Accordingly, the entity through which Units are held will affect the determination of whether such withholding is required. Similarly, after June 30, 2014, dividends in respect of, and after December 31, 2016 gross proceeds from the sale of, Units held by an investor that is a non-financial Non-U.S. entity will be subject to withholding at a rate of 30%, unless such entity either (i) certifies to the Fund that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which the Fund will in turn provide to the Secretary of the Treasury. Non-U.S. holders are encouraged to consult with their tax advisers regarding the possible implications of these requirements on their investment in Units.

For a corporate Non-U.S. holder, distributions (both actual and deemed), and gains realized upon the sale of Units that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable tax treaty). Accordingly, investment in the Units may not be appropriate for certain Non-U.S. holders.

A Non-U.S. holder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. holder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. holder or otherwise establishes an exemption from backup withholding.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in Units.

ERISA Considerations

Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (an “ERISA Plan” and “ERISA,” respectively), and persons who are fiduciaries with respect to an IRA, Keogh Plan, or other plan that is subject to the prohibited transaction provisions of Section 4975 of the Code (together with ERISA Plans, “Plans”) should consider, among other things, the matters described below before determining whether to invest in the Fund.

A Plan fiduciary considering an investment in the Fund should consult with its legal counsel concerning all the legal implications of investing in the Fund, especially the issues discussed in the following paragraphs.

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor (“DOL”) regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, whether the investment is permitted under the ERISA Plan’s governing instruments, the role that the investment plays in the ERISA Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan’s purposes, which would include an examination of the risk and return factors, the Fund’s composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see “Certain U.S. Federal Income Tax Considerations”) and the projected return of the total portfolio relative to the ERISA Plan’s funding objectives and other factors. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. If a fiduciary with respect to any such ERISA Plan breaches its or his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund should not be considered to be “plan assets” of the Plans investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules under ERISA or the Code. Thus, none of the Advisors should be deemed to be fiduciaries within the meaning of ERISA or the Code with respect to the assets of any Plan that becomes a Member in the Fund, solely by reason of the Plan’s investment in the Fund.

Certain prospective investors may currently maintain relationships with one or more of the Advisors of the Fund (or with other entities that are affiliated with the Advisors) or one or more of the Managers of funds in which the Fund invests. ERISA and the relevant provisions of the Code prohibit a Plan fiduciary from using its position to cause a Plan to make an investment if as the result of such investment, the fiduciary, its affiliates, or any entity in which the fiduciary has an interest that may affect its best judgment as a fiduciary (such as one or more of the Advisors or the Managers) would receive an additional fee (either from the Plan or a third party). For example, if a fiduciary that is an affiliate of or is related to an Advisor were to cause a Plan to invest in the Fund and, as a result of that investment, the management fee payable to such Advisor were to increase, such an investment may be characterized as a prohibited transaction. Accordingly, such fiduciary should not cause such an investment unless it determines that such investment would not give rise to a prohibited transaction or an exemption from the penalties applicable to such a prohibited transaction is available.

In this regard, the DOL has held that investments made under similar circumstances would not be characterized as prohibited transactions if the fiduciary were to take steps necessary to avoid the payment of an additional fee or other consideration. For example, if the investing fiduciary were to offset the fee payable by the Fund against the fee payable to the investing fiduciary by the Plan, such an investment may not be characterized as a prohibited transaction.

In addition, certain exemptions might be applicable to such an investment. For example, Prohibited Transaction Exemption 79-13 provides an exemption in cases involving the acquisition, ownership or sale of shares of a closed-end investment company, such as the Fund, by an employee benefit plan covering only employees of the investment adviser of such investment company, or employees of any affiliated person, provided that (i) the plan does not pay any investment management, investment advisory or similar to fee to such investment adviser or affiliated person; (ii) the plan does not pay a sales commission in connection with such acquisition or sale to any such investment company, investment adviser or affiliated person; and (iii) all other dealings between the plan and such investment company, the investment adviser or affiliated person are on a basis no less favorable to the plan than such dealings are with other shareholders of the investment company. Plan investors should consult with legal counsel to determine if participation in the Fund is a transaction that would be prohibited by ERISA or the Code and, if so, whether an exemption from the prohibited transaction rules apply with respect to such purchase.

Each Plan fiduciary proposing to invest in the Fund will be deemed to have represented and warranted that (a) the investment in the Fund is permitted under ERISA, the Code, other applicable law and the Plan’s governing plan documents; and (b) the purchase and holding of the interest in the Fund will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential Plan investors should consult with their legal advisors regarding the consequences under ERISA and the Code of the acquisition and ownership of an investment in the Fund.

Employee benefit plans that are governmental plans (as defined in Section 3(32) of ERISA) or non-U.S. plans (as described in Section 4(b)(4) of ERISA, and certain church plans (as defined in Section 3(33) of ERISA), are not subject to requirements of ERISA or the Code discussed above, but may be subject to substantively similar provisions of other applicable federal, state, local or non-U.S. law or may be subject to other legal restrictions on their ability to invest in the Fund. Accordingly, any such governmental plans and the fiduciaries of such plans should consult with their legal counsel concerning all the legal implications of investing in the Fund and, to the extent such plans are subject to law similar to Title I of ERISA or Section 4975 of the Code, will also be deemed to represent and warrant as to the matters discussed above with respect to Plan fiduciaries.

THE FUND’S SALE OF INTERESTS TO PLANS IS IN NO RESPECT A REPRESENTATION OR WARRANTY BY THE FUND, THE ADVISORS OR ANY OF THEIR AFFILIATES (INCLUDING, WITHOUT LIMITATION, ANY OF THE RELATED PARTIES), OR BY ANY OTHER PERSON ASSOCIATED WITH THE SALE OF THE INTERESTS, THAT SUCH INVESTMENT BY PLANS MEETS ALL RELEVANT LEGAL REQUIREMENTS APPLICABLE TO PLANS GENERALLY OR TO ANY PARTICULAR PLAN, OR THAT SUCH INVESTMENT IS OTHERWISE APPROPRIATE FOR PLANS GENERALLY OR FOR ANY PARTICULAR PLAN.

Additional Information and Summary of the LLC Agreement

An investor in the Fund will be a Member of the Fund and his or her rights in the Fund will be established and governed by the LLC Agreement. A prospective investor and his or her advisors should carefully review the LLC Agreement as each Member will agree to be bound by its terms and conditions. The following is a summary description of additional items and of select provisions of the LLC Agreement that may not be described elsewhere in this Prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the LLC Agreement.

Members; Additional Classes of Units

Eligible Investors who subscribe for Units in the Fund and are admitted to the Fund by its Board will become Members of the Fund. In addition, to the extent permitted by the 1940 Act or any required exemptive relief, the Fund reserves the right to issue additional classes of Units in the future subject to fees, charges, repurchase rights and other characteristics different from those of the Units offered in this Prospectus.

Liability of Members

Under Delaware law and the LLC Agreement, no Member will be liable for the repayment or discharge of any debt or other liability of the Fund, or be required to make additional contributions to the capital of the Fund. Additionally, the LLC Agreement provides that Members will have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law.

The Board has the power, as frequently as it may determine, to cause each Member to pay directly, in advance or arrears, for charges of distribution, of the custodian or transfer, Member servicing or similar agent, a pro rata amount as defined from time to time by the Board, by setting off such charges due from such Member from declared but unpaid dividends or distributions owed such Member and/or by reducing a Member’s interest in the Fund.

Limitation of Liability

The LLC Agreement provides that the Directors and officers of the Fund and the Advisors (including certain of its affiliates, among others) shall not be liable to the Fund or any of its Members for any loss or damage occasioned by any act or omission in the performance of their services as such in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office or as otherwise required by applicable law.

Power of Attorney

In subscribing for Units, a Member will appoint the Advisors as his, her or its attorney-in-fact for purposes of executing or filing any required certificates and documents relating to the formation and maintenance of the Fund as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Fund or the LLC Agreement. This power of attorney is a special power of attorney and is coupled with an interest in favor of the Advisors and as such is irrevocable and will continue in full force and effect notwithstanding the subsequent death or incapacity of any Member granting the power of attorney. In addition, the power of attorney will survive the delivery of a Transfer by a Member of all or any portion of the Member’s Units, except that when the Transferee has been approved by the Fund for admission to the Fund as a substitute Member.

Amendment of the LLC Agreements

The LLC Agreement may generally be amended, in whole or in part, with the approval of a majority of the Directors (including a majority of the Independent Directors, if required by the 1940 Act) and without the approval of the Members, except for any amendment that would increase the obligation of a Member to make any contribution to the capital of the Fund; amend, supplement or modify Sections 2.6(a), 8.1(c), 8.6, 8.10 and 8.11 of the LLC Agreement and as required under the 1940 Act.

Conversion to Open-End Investment Company

To convert the Fund to an “open-end” investment company (that is, a registered investment company that offers redeemable interests or shares), the LLC Agreement requires the favorable vote of a majority of the Directors then in office followed by the favorable vote of the Members holding not less than 75% of the voting power (as determined in accordance with the LLC Agreement) of each affected class or series outstanding, voting as separate classes or series, unless such conversion has been approved by 80% of the Directors, in which case approval by “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund shall be required. Upon the adoption of a proposal to convert the Fund from a “closed-end company” to an “open-end company” as those terms are defined by the 1940 Act and the necessary amendments to the LLC Agreement to permit such a conversion of the Fund’s outstanding Units entitled to vote, the Fund shall, upon complying with any requirements of the 1940 Act and state law, become an “open-end” investment company. Such affirmative vote or consent shall be in addition to any vote or consent of the Members otherwise required by law.

Following any such conversion, it is possible that certain of the Fund’s investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. Investors of an open-end investment company may require the Fund to redeem their interests at any time, except in certain circumstances as authorized by or under the 1940 Act and any rules thereunder at their then current NAV, less such redemption charge, if any, as might be in effect at the time of a redemption.

Certain Change of Control Provisions

The Fund’s LLC Agreement includes provisions (i) allowing for a merger or consolidation of the Fund with or into one or more limited liability companies formed under the Delaware Limited Liability Company Act or other business entities pursuant to an agreement of merger or consolidation that has been approved by two-thirds of its Directors; (ii) prohibiting the transfer of a Unit in the Fund in whole or in part to any person or entity without the express written consent of the Board of the Fund; (iii) authorizing the Board to amend its LLC Agreement without Member approval (except for any amendment that would increase the obligation of a Member to make any contribution to the capital of the such Fund; amend, supplement or modify Sections 2.6(a), 8.1(c), 8.6, 8.10 and 8.11 of the LLC Agreement and as required under the 1940 Act); and (iv) allowing for the removal of a Director of the Fund from office for cause only, and not without cause, and only by the action of a majority of the remaining Directors followed by a vote of the holders of at least 75% of the Units then entitled to vote for the election of such Director. These provisions could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund.

Repurchase Instrument

The un-certificated Repurchase Instrument (and Compulsory Repurchase Instrument) that Members will become bound by, as applicable, if their Units are repurchased is attached as an exhibit to the Fund’s LLC Agreement. Generally, the Repurchase Instrument and Compulsory Repurchase Instrument provide that initial payment will be made as of the later of (a) any business day that is within 45 days after the Valuation Date for the repurchase in the case of the Repurchase Instrument (in the case of a Compulsory Repurchase Instrument, within 45 days of the Compulsory Repurchase Valuation Date) or (b) if the Fund has requested withdrawal of its capital from one or more Portfolio Funds in order to fund the repurchase of Units, within ten business days after the Fund has received at least 90% of the aggregate amount withdrawn from such Portfolio Funds. The Repurchase Instrument and Compulsory Repurchase Instrument also generally provide that payments will be made in two or more installments. The Repurchase Instrument and the Compulsory Repurchase Instrument further provide that the Fund may, in its sole discretion, hold back any amount due under the Repurchase Instrument or Compulsory Repurchase Instrument, as applicable; provided, however, that the full amount payable under the Repurchase Instrument or Compulsory Repurchase Instrument, as applicable, shall be paid not later than promptly after the completion of the Fund’s annual audit for the fiscal year in which the Repurchase Instrument or Compulsory Repurchase Instrument, as applicable, was issued, with such balance being subject to adjustment as a result of the Fund’s annual audit or as a result of any other corrections to the Fund’s net asset value as of the Valuation Date for the repurchase or the Compulsory Repurchase Valuation Date, as applicable. In addition, the Repurchase Instrument and Compulsory Repurchase Instrument each provide that upon certain events of default, the entire unpaid amount of the Repurchase Instrument and Compulsory Repurchase Instrument, as applicable, will become immediately due and payable.

Term, Dissolution and Liquidation

The Fund shall be dissolved: (i) upon the affirmative vote to dissolve the Fund by not less than 80% of the Directors (including a majority of the Independent Directors); or (ii) as required by Delaware law or any other applicable law.

Upon the occurrence of any event of dissolution of the Fund, the Board or the Advisor, acting as liquidators under appointment by the Board (or any other liquidator, if the Board does not appoint the Advisors to act as liquidators or is unable to perform this function) is charged with winding up the affairs of the Fund and liquidating its assets.

Upon the liquidation of the Fund, its assets will be distributed: (i) first to satisfy the debts, liabilities, and obligations of the Fund (other than debts to its Members) including actual or anticipated liquidation expenses; (ii) next to repay debts, liabilities and obligations owing to its Members paid in order of seniority and on a pro rata basis; and (iii) finally to such Members in accordance with the NAV of their Units after deducting the distributions in (i) and (ii). Assets may be distributed in-kind on a pro rata basis if the Board or liquidator determines that such a distribution would be in the interests of the Members in facilitating an orderly liquidation.

The Board may in its sole discretion, if determined to be in the best interests of the Members, distribute the assets of the Fund into and through a liquidating trust to effect the liquidation of the Fund. The use of a liquidating trust would be subject to the regulatory requirements of the 1940 Act and applicable Delaware law, and could result in additional expenses to the Members of the Fund.

Privacy Principles of the Fund

The Fund is committed to maintaining the privacy of its current and former Members and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share such information with select parties.

The Fund obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information the Fund receives from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with the Fund, its affiliates or others; (iii) information the Fund receives from a consumer reporting agency; and (iv) from visits to the Fund’s or its affiliates’ Web sites.

The Fund does not sell or disclose to non-affiliated third parties any non-public personal information about its current and former Members, except as permitted by law or as is necessary to respond to regulatory requests or to service Member accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

The Fund may share information with its affiliates or financial intermediaries to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, the Fund restricts access to non-public personal information about its current and former Members to those BlackRock employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its current and former Members, including procedures relating to the proper storage and disposal of such information.

If you are located in a jurisdiction where specific laws, rules or regulations require the Fund to provide you with additional or different privacy-related rights beyond what is set forth above, then the Fund will comply with those specific laws, rules or regulations.

Other Information

BlackRock is independent in ownership and governance, with no single majority stockholder and a majority of independent directors. PNC is BlackRock’s largest stockholder and is an affiliate of BlackRock for 1940 Act purposes.

Reports to Members

The Fund anticipates sending Members an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made or as otherwise required by the 1940 Act. Members may also be sent additional reports regarding the Fund’s operations, at the discretion of the Advisors.

Fund Advertising and Sales Material

Advertisements and sales literature relating to the Fund and reports to Members may include quotations of investment performance. In these materials, the Fund’s performance will normally be portrayed as the net return to an investor in the Fund during each month or quarter of the period for which investment performance is being shown. Cumulative performance and year-to-date performance computed by aggregating quarterly or monthly return data may also be used. Investment returns will be reported on a net basis, after all fees and expenses. Other methods may also be used to portray the Fund’s investment performance.

The Fund’s investment performance will vary from time to time, and past results are not necessarily representative of future results.

Comparative performance information, as well as any published ratings, rankings and analyses, reports and articles discussing the Fund, may also be used to advertise or market the applicable Fund, including data and materials prepared by recognized sources of such information. Such information may include comparisons of the Fund’s investment performance to the performance of recognized market indices. Comparisons may also be made to economic and financial trends and data that may be relevant for investors to consider in determining whether to invest in the Fund.

Fiscal Year

For accounting purposes, the Fund’s fiscal year is the 12-month period ending on March 31.

Accountants and Legal Counsel

The Board has selected                      as the independent registered public accounting firm of the Fund.                      principal business address is located at                         .                          is expected to render an opinion annually on the financial statements of the Fund.

Skadden, Arps, Slate, Meagher & Flom LLP, located at 500 Boylston Street, Boston, Massachusetts 02116, serves as legal counsel to the Fund and also serves as legal counsel to the Advisors and certain of its affiliates.

Inquiries

Inquiries concerning the Fund and the Units (including procedures for purchasing Units) should be directed to:

BNY Mellon Alternative Investments Attn: BlackRock Preferred Partners c/o Investor Services 400 Bellevue Parkway Wilmington, DE 19809 Toll-Free: 1-866-211-4521

Financial Statements

The Fund’s audited financial statements for the fiscal year ended March 31, 2014, and the independent registered public accountant’s reports thereon, are set forth in the following pages.

Report of Independent Registered Public Accounting Firm

[To be filed by Amendment]

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Appendix A

Proxy Voting Policies — BlackRock U.S. Registered Funds

I. INTRODUCTION

The Trustees/Directors (“Directors”) of the BlackRock-Advised Funds (the “Funds”) have the responsibility for voting proxies relating to portfolio securities of the Fund, and have determined that it is in the best interests of the Fund and its shareholders to delegate that responsibility to BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers (“BlackRock”), the investment adviser to the Fund, as part of BlackRock’s authority to manage, acquire and dispose of account assets. The Directors hereby direct BlackRock to vote such proxies in accordance with this Policy, and any proxy voting guidelines that the Adviser determines are appropriate and in the best interests of the Fund’s shareholders and which are consistent with the principles outlined in this Policy. Individual series of the Fund may be specifically excluded from this Policy by the Directors by virtue of the adoption of alternative proxy voting policy for such series. The Directors have authorized BlackRock to utilize unaffiliated third-parties as its agents to vote portfolio proxies in accordance with this Policy and to maintain records of such portfolio proxy voting.

Rule 206(4)-6 under the Investment Advisers Act of 1940 requires, among other things, that an investment adviser that exercises voting authority over clients’ proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

BlackRock has adopted guidelines and procedures that are consistent with the principles of this Policy. BlackRock’s corporate governance committee structure (the “Committee”), oversees the proxy voting function on behalf of BlackRock and its clients, including the Fund. The Committee is comprised of senior members of BlackRock’s Portfolio Management and Administration Groups and is advised by BlackRock’s Legal and Compliance Department.

BlackRock votes (or refrains from voting) proxies for the Fund in a manner that BlackRock, in the exercise of its independent business judgment, concludes is in the best economic interests of such Fund. In some cases, BlackRock may determine that it is in the best economic interests of a Fund to refrain from exercising the Fund’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is also driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, BlackRock believes that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted. Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes.

BlackRock will normally vote on specific proxy issues in accordance with BlackRock’s proxy voting guidelines. BlackRock’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BlackRock may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund. BlackRock votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates. When voting proxies, BlackRock attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets.

II. PROXY VOTING POLICIES

A. Boards of Directors

The Funds generally support the board’s nominees in the election of directors and generally support proposals that strengthen the independence of boards of directors. As a general matter, the Fund believes that a company’s board of directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a

A-1

company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Funds therefore believe that the foundation of good corporate governance is the election of responsible, qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, consideration may be given to a director nominee’s history of representing shareholder interests as a director of the company issuing the proxy or other companies, or other factors to the extent deemed relevant by the Committee.

B. Auditors

These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Fund believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Fund anticipates that BlackRock will generally defer to a corporation’s choice of auditor, in individual cases, consideration may be given to an auditors’ history of representing shareholder interests as auditor of the company issuing the proxy or other companies, to the extent deemed relevant.

C. Compensation and Benefits

These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Fund favors disclosure of a company’s compensation and benefit policies and oppose excessive compensation, but believe that compensation matters are normally best determined by a corporation’s board of directors, rather than shareholders. Proposals to “micro-manage” a company’s compensation practices or to set arbitrary restrictions on compensation or benefits should therefore generally not be supported.

D. Capital Structure

These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Fund expects that BlackRock will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

E. Corporate Charter and By-Laws

These proposals relate to various requests for approval of amendments to a corporation’s charter or by-laws. As a general matter, the Fund generally votes against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

F.	Environmental and Social Issues

These are shareholder proposals addressing either corporate social and environmental policies or requesting specific reporting on these issues. The Funds generally do not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer. BlackRock seeks to make proxy voting decisions in the manner most likely to protect and promote the long-term economic value of the securities held in client accounts. We intend to support economically advantageous corporate practices while leaving direct oversight of company management and strategy to boards of directors. We seek to avoid micromanagement of companies, as we believe that a company’s board of directors is best positioned to represent shareholders and oversee management on shareholders behalf. Issues of corporate social and environmental responsibility are evaluated on a case-by-case basis within this framework.

III. CONFLICTS MANAGEMENT

BlackRock maintains policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates, from having undue influence on BlackRock’s proxy voting activity. In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination.

IV. REPORTS TO THE BOARD

BlackRock will report to the Directors on proxy votes it has made on behalf of the Fund at least annually.

A-2

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BPP-P1-0713

PART C

OTHER INFORMATION

Item 25. Financial Statements and Exhibits

The agreements included or incorporated by reference as exhibits to this registration statement contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties were made solely for the benefit of the other parties to the applicable agreement and (i) were not intended to be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate; (ii) may have been qualified in such agreement by disclosures that were made to the other party in connection with the negotiation of the applicable agreement; (iii) may apply contract standards of "materiality" that are different from "materiality" under the applicable securities laws; and (iv) were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement.

The Registrant acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this registration statement not misleading.

(1)	Financial Statements

Audited Financial Statements – to be included in Prospectus
Report of Independent Registered Public Accounting Firm – to be included in Prospectus

(2)	Exhibits

(a)	Amended and Restated Limited Liability Company Agreement (1)

(b)	By-Laws (2)

(c)	Inapplicable

(d)	Refer to Exhibits (a) and (b) above

(e)	Automatic Dividend Reinvestment Plan (2)

(f)	Inapplicable

(g)(1)	Investment Management Agreement (2)

(2)	Sub-Investment Advisory Agreement (2)

(h)(1)	Distribution Agreement between Registrant and BlackRock Investments, LLC (2)

(2)	Dealer Agreement between BlackRock Investments, LLC and Morgan Stanley Smith Barney LLC*

(3)	Selling Agreement among the Registrant, BlackRock Investments, LLC and Ameriprise Financial Services, Inc.*

(4)	Distribution and Service Plan (3)

(i)	BlackRock Closed-End Funds Second Amended and Restated Deferred Compensation Plan*

(j)	Custodian Agreement (2)

(k)(1)	Administrative Services Agreement (2)

(2)	Amendment to Administrative Services Agreement*

(3)	Name Licensing Agreement (2)

1

(4)	Expense Limitation Agreement (4)

(l)	Opinion and Consent of Counsel to the Registrant - to be filed by amendment

(m)	Inapplicable

(n)	Independent Registered Public Accounting Firm Consent - to be filed by amendment

(o)	Inapplicable

(p)	Initial Subscription Agreement (2)

(q)	Inapplicable

(r)(1)	Code of Ethics of the Registrant*

(2)	Code of Ethics of the Advisor and Sub-Advisor*

(s)(1)	Power of Attorney of Certain of the Registrant’s Directors*

(2)	Power of Attorney of Henry Gabbay*

_______________

*	Filed herewith.
(1)	Previously filed as an exhibit to Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2, as filed with the Securities and Exchange Commission on June 8, 2012 (File Nos. 333-173601 and 811-22550).

(2)	Previously filed as an exhibit to Pre-Effective Amendment No. 2 the Registrant's Registration Statement on Form N-2, as filed with the Securities and Exchange Commission on August 12, 2011 (File Nos. 333-173601 and 811-22550).

(3)	Previously filed as an exhibit to Pre-Effective Amendment No. 3 the Registrant's Registration Statement on Form N-2, as filed with the Securities and Exchange Commission on August 24, 2011 (File Nos. 333-173601 and 811-22550).

(4)	Previously filed as an exhibit to Post-Effective Amendment No. 4 the Registrant's Registration Statement on Form N-2, as filed with the Securities and Exchange Commission on July 25, 2013 (File Nos. 333-173601 and 811-22550).

Item 26. Marketing Arrangements

Reference is made to the Distribution Agreement for the Registrant's limited liability company interests.

Item 27. Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

Printing (other than certificates)	$
Accounting fees and expenses
Legal fees and expenses
Total	$

Item 28. Persons Controlled by or under Common Control with the Registrant

None.

2

Item 29. Number of Holders of Shares

As of               , 2014:

Title of Class	Number of Record Holders
Limited Liability Company Units

Item 30. Indemnification

Sections 3.6 and 3.7 of the Registrant's Limited Liability Company Agreement provide as follows:

3.6 DUTY OF CARE(a) No Director or officer of the Company shall be liable to the Company or to any of its Members for any loss or damage occasioned by any act or omission in the performance of his or her services to the Company as a Director, unless it shall be determined by final judicial decision on the merits from which there is no further right to appeal that such loss is due to an act or omission of such Director or officer constituting willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Director's or officer's office.

(b) Members not in breach of any obligation hereunder or under any agreement pursuant to which a Member subscribed for Units shall be liable to the Company, any Member or third parties only as provided under the Delaware Act.

3.7 INDEMNIFICATION(a) The Company hereby agrees to indemnify each person who at any time serves as a Director or officer of the Company (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such indemnitee may be or may have been involved as a party or otherwise or with which such indemnitee may be or may have been threatened, while acting in any capacity set forth in this Section 3.7 by reason of the indemnitee having acted in any such capacity, except with respect to any matter as to which the indemnitee shall not have acted in good faith in the reasonable belief that the indemnitee's action was in the best interest of the Company or, in the case of any criminal proceeding, as to which the indemnitee shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of the indemnitee's position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to as "disabling conduct"). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Directors or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Agreement shall continue as to a person who has ceased to be a Director or officer of the Company and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Agreement or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Director or officer of the Company or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

(b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Directors who are Disinterested Non-Party Directors that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance

3

payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

(c) The Company shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Company receives a written affirmation by the indemnitee of the indemnitee's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Company unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Directors determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his or her undertaking, (ii) the Company shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Directors, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(d) The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Agreement, the By-Laws of the Company, any statute, agreement, vote of Members or Directors who are not ''interested persons'' of the Company (as defined in Section 2(a)(19) of the 1940 Act) or any other right to which he or she may be lawfully entitled.

(e) Subject to any limitations provided by the 1940 Act and this Agreement, the Company shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Company or serving in any capacity at the request of the Company to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Directors.

Reference is also made to Sections 11 and 12 of the Registrant's Investment Management Agreement, Sections 10 and 11 of the Registrant's Sub-Investment Advisory Agreement and Section 8 of the Registrant's Distribution Agreement, each of which contains similar provisions in respect of indemnification. Additionally, the Registrant and the other funds in the BlackRock Closed-End Fund Complex jointly maintain, at their own expense, E&O/D&O insurance policies for the benefit of its Directors, officers and certain affiliated persons. The Registrant pay a pro rata portion of the premium on such insurance policies.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, (the "Securities Act") may be permitted to Directors, officers and controlling persons of the Fund, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

BlackRock Advisors, LLC, a limited liability company organized under the laws of Delaware, acts as investment adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 31 to provide a list of the officers and directors of BlackRock Advisors, LLC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by BlackRock Advisors, LLC or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of BlackRock Advisors, LLC filed with the commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-47710).

4

BlackRock Financial Management, Inc., a corporation organized under the laws of Delaware, acts as investment sub-adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 31 to provide a list of the officers and directors of BlackRock Financial Management, Inc., together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by BlackRock Financial Management, Inc. or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of BlackRock Financial Management, Inc. filed with the commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-48433).

Item 32. Location of Accounts and Records

The Registrant's accounts, books and other documents are currently located at the offices of (i) the Registrant, (ii) the Advisor, (iii) the Sub-Advisor, (iv) the Custodian and (v) the Administrator. The address of each is as follows:

1.	BlackRock Preferred Partners LLC
100 Bellevue Parkway
Wilmington, Delaware 19809

2.	BlackRock Advisors, LLC
100 Bellevue Parkway
Wilmington, Delaware 19809

3.	BlackRock Financial Management, Inc.
55 East 52nd Street
New York, New York 10022

4.	The Bank of New York Mellon
One Wall Street
New York, New York 10286

5.	The Bank of New York Mellon
101 Barclay Street, 20W
New York, New York 10286

Item 33. Management Services

Not Applicable

Item 34. Undertakings

(1) The Registrant hereby undertakes to suspend the offering of its limited liability company interests until it amends its prospectus if (a) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2) Not Applicable

(3) Not Applicable

(4) (a) The Registrant undertakes: to file, during any period in which offers or sales are being made, a post-effective amendment to the Registration Statement (1) to include any prospectus required by Section 10(a)(3) of the 1933 Act; (2) to reflect in the prospectus any facts or events after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; (3) and to include any material information with

5

respect to any plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

(b) that for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

(d) that, for the purpose of determining liability under the 1933 Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; PROVIDED, HOWEVER, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

(e) that, for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser: (1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act; (2) the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and (3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(5) If applicable:

(a) for the purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b) for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6) Not Applicable

6

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 27th day of May, 2014.

BLACKROCK PREFERRED PARTNERS LLC

By:	/s/ John M. Perlowski
John M. Perlowski
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated and on the 27th day of May, 2014.

Signature	Title

/s/ John M. Perlowski
John M. Perlowski	President and Chief Executive Officer

/s/ Neal J. Andrews
Neal J. Andrews	Chief Financial Officer

*
Richard E. Cavanagh	Director

*
Karen P. Robards	Director

*
Michael J. Castellano	Director

*
Frank J. Fabozzi	Director

*
Kathleen F. Feldstein	Director

*
James T. Flynn	Director

*
Jerrold B. Harris	Director

*
R. Glenn Hubbard	Director

*
W. Carl Kester	Director

*
Henry Gabbay	Director

*
Paul L. Audet	Director

*By:	/s/ John M. Perlowski
John M. Perlowski
as Attorney-in-Fact

EXHIBIT INDEX

Exhibit	Description of Exhibit
(h)(2)	Dealer Agreement between BlackRock Investments, LLC and Morgan Stanley Smith Barney LLC.
(h)(3)	Selling Agreement among the Registrant, BlackRock Investments, LLC and Ameriprise Financial Services, Inc.
(i)	The BlackRock Closed-End Complex Second Amended and Restated Deferred Compensation Plan
(k)(2)	Amendment to Administrative Services Agreement
(r)(1)	Code of Ethics for Fund Access Persons
(r)(2)	Code of Business Conduct and Ethics
(s)(1)	Power of Attorney of Certain of the Registrant’s Directors
(s)(2)	Power of Attorney of Henry Gabbay